               As filed with Securities and Exchange Commission on

                                 April 26, 2001

                                                       Registration No. 33-88082
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    FORM S-6

                         POST-EFFECTIVE AMENDMENT NO. 12

                         TO REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                             -----------------------

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                              (Exact Name of Trust)
                       NEW ENGLAND LIFE INSURANCE COMPANY
                               (Name of Depositor)
                               501 Boylston Street
                           Boston, Massachusetts 02117
              (Address of depositor's principal executive offices)
                              ---------------------

                                 MARIE C. SWIFT
                        Second Vice President and Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02117
                     (Name and address of agent for service)

                                   Copies to:
                                 STEPHEN E. ROTH
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004
                           ---------------------------

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on May 1, 2001 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date)pursuant to paragraph (a)(1) of Rule 485
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities Being Registered: Units of Interest in Flexible Premium Adjustable Variable Life Insurance Policies.

This registration statement incorporates by reference the prospectuses dated November 13, 2000, May 1, 2000, October 25, 1999 and April 30, 1999 for the policies and the supplement dated May 1, 2000 to the prospectus dated May 1, 2000, each as filed in Post-Effective Amendment No. 11 filed on November 9, 2000, Post-Effective Amendment No. 8 filed on April 27, 2000 and Post-Effective Amendment No. 6 filed on April 27, 1999 to the Registration Statement on Form S-6 (File No. 33-88082).

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                       REGISTRATION STATEMENT ON FORM S-6

                              CROSS-REFERENCE SHEET


FORM N-8B-2
ITEM NO.                   CAPTION IN PROSPECTUS
--------                   ---------------------
1                          Cover Page
2                          Cover Page
3                          Inapplicable
4                          NELICO's Distribution Agreement
5                          NELICO
6                          The Variable Account
9                          Inapplicable
10(a)                      Other Policy Features
10(b)                      Policy Values and Benefits
10(c), (d), (e)            Death Benefit; Cash Value; 24 Month Right; Surrender; Partial Surrender; Right to Return
                           the Policy; Loan Provision; Transfer Option; Premiums
10(f), (g), (h)            Voting Rights; Rights Reserved by NELICO
10(i)                      Limits to NELICO's Right to Challenge the Policy; Payment of Proceeds; Investment Options
11                         The Variable Account
12                         Investments of the Variable Account; NELICO's Distribution Agreement
13                         Charges and Expenses; NELICO's Distribution Agreement; Charge for NELICO's Income Taxes;
                           Appendix A
14                         Amount Provided for Investment Under the Policy; NELICO's Distribution Agreement
15                         Premiums
16                         Investments of the Variable Account
17                         Captions referenced under Items 10(c), (d), (e) and (i) above
18                         The Variable Account
19                         Reports; NELICO's Distribution Agreement
20                         Captions referenced under Items 6 and 10(g) above
21                         Loan Provision
22                         Inapplicable
23                         NELICO's Distribution Agreement
24                         Limits to NELICO's Right to Challenge the Policy
25                         NELICO
26                         NELICO's Distribution Agreement

FORM N-8B-2
ITEM NO.                   CAPTION IN PROSPECTUS
--------                   ---------------------
27                         NELICO
28                         Management
29                         NELICO
30                         Inapplicable
31                         Inapplicable
32                         Inapplicable
33                         Inapplicable
34                         NELICO's Distribution Agreement
35                         NELICO
36                         Inapplicable
37                         Inapplicable
38                         NELICO's Distribution Agreement
39                         NELICO's Distribution Agreement
40                         NELICO's Distribution Agreement
41(a)                      NELICO's Distribution Agreement
42                         Inapplicable
43                         Inapplicable
44(a)                      Investments of the Variable Account; Amount Provided for Investment Under the Policy;
                           Deductions from Premiums; Flexible Premiums
44(b)                      Charges and Expenses
44(c)                      Flexible Premiums; Deductions from Premiums
45                         Inapplicable
46                         Investments of the Variable Account; Captions referenced under Items 10(c), (d) and (e)
                           above
47                         Inapplicable
48                         Inapplicable
49                         Inapplicable
50                         Inapplicable
51                         Cover Page; Death Benefit; Lapse and Reinstatement; Charges and Expenses; Additional
                           Benefits by Rider; 24 Month Right; Payment Options; Policy Owner and Beneficiary;
                           Premiums; NELICO's Distribution Agreement
52                         Rights Reserved by NELICO
53                         Tax Considerations
54                         Inapplicable
55                         Inapplicable
59                         Financial Statements

                            ZENITH FLEXIBLE LIFE 2001


          Supplement dated May 1, 2001 to Prospectus dated May 1, 2001


For Policies purchased through payroll deductions:

         If you elect to pay monthly planned premiums using payroll deductions that your employer will remit to us, New England Life Insurance Company, on your behalf, the following special provisions apply to you:

         1. Policy Date. Your employer will begin making payroll deductions six weeks in advance of your first monthly planned premium payment. The Policy Date and the investment start date for your Policy will be the date when we receive your first monthly planned premium payment.

         2. Temporary Life Insurance Coverage. The insured under your Policy will be covered by temporary life insurance for a limited period under the terms of a temporary insurance agreement. Coverage will begin as of the date of the temporary insurance agreement, which is generally the same date you sign your application. (Refer to the temporary insurance agreement for details.)

         3. Planned Premium Payments. You will be on a monthly planned premium schedule that assumes your employer will remit 12 premium payments each year, regardless of the frequency with which payroll deductions are made. The amount of your monthly planned premium payments may vary from month to month, depending on the amount of payroll deductions accumulated prior to each payment. Premiums will be applied to your Policy on the day we receive them.


         4. Lapse. Your monthly planned premium schedule is not necessarily designed to keep your Policy in force. We will make Monthly Deductions from the cash value of your Policy on the first day of each Policy month, beginning with the Policy Date. (See "Monthly Deduction from Cash Value" for more information.) Your Policy will be in default in any month when there is insufficient net cash value for us to make a Monthly Deduction unless your Policy is protected against lapse during the first five Policy Years by payment of the Minimum Premium. (See "Monthly Deduction from Cash Value," "Flexible Premiums" and "Lapse and Reinstatement" for more information.) A default will occur if for any reason there is insufficient net cash value in the Policy to pay a Monthly Deduction. A default may result, for example, if you miss a payroll deduction. THE CASH VALUE OF PREMIUMS ALLOCATED TO THE VARIABLE ACCOUNT IS NOT GUARANTEED, AND UNFAVORABLE INVESTMENT EXPERIENCE CAN REDUCE IT TO ZERO. YOU WILL BEAR THE ENTIRE INVESTMENT RISK WITH RESPECT TO CASH VALUE IN THE VARIABLE ACCOUNT. If a default occurs, we will issue a pre-lapse notice to inform the Policy Owner of the amount due. The Policy provides a 62 day grace period for payment of the amount due to prevent lapse. To keep your Policy in force, you will need to pay the amount shown in the pre-lapse notice directly to us.


         5. Additional Payments and Loan Repayments. You cannot use payroll deductions to make payments in addition to your planned premium payments or to repay a Policy loan. Please contact us or your registered representative if you would like to arrange either of these transactions.

                              ZENITH FLEXIBLE LIFE


          Supplement dated May 1, 2001 to Prospectus dated May 1, 2001


For Policies purchased through payroll deductions:

         If you elect to pay monthly planned premiums using payroll deductions that your employer will remit to us, New England Life Insurance Company, on your behalf, the following special provisions apply to you:

         1. Policy Date. Your employer will begin making payroll deductions six weeks in advance of your first monthly planned premium payment. The Policy Date and the investment start date for your Policy will be the date when we receive your first monthly planned premium payment.

         2. Temporary Life Insurance Coverage. The insured under your Policy will be covered by temporary life insurance for a limited period under the terms of a temporary insurance agreement. Coverage will begin as of the date of the temporary insurance agreement, which is generally the same date you sign your application. (Refer to the temporary insurance agreement for details.)

         3. Planned Premium Payments. You will be on a monthly planned premium schedule that assumes your employer will remit 12 premium payments each year, regardless of the frequency with which payroll deductions are made. The amount of your monthly planned premium payments may vary from month to month, depending on the amount of payroll deductions accumulated prior to each payment. Premiums will be applied to your Policy on the day we receive them.

         4. Lapse. Your monthly planned premium schedule is not necessarily designed to keep your Policy in force. We will make Monthly Deductions from the cash value of your Policy on the first day of each Policy month, beginning with the Policy Date. (See "Monthly Deduction from Cash Value" for more information.) Your Policy will be in default in any month when there is insufficient net cash value for us to make a Monthly Deduction unless a Minimum Guaranteed Death Benefit is in effect or your Policy is protected against lapse during the first three Policy Years by payment of the Minimum Premium. (See "Monthly Deduction from Cash Value," "Flexible Premiums" and "Lapse and Reinstatement" for more information.) A default will occur if for any reason there is insufficient net cash value in the Policy to pay a Monthly Deduction. A default may result, for example, if you miss a payroll deduction. THE CASH VALUE OF PREMIUMS ALLOCATED TO THE VARIABLE ACCOUNT IS NOT GUARANTEED, AND UNFAVORABLE INVESTMENT EXPERIENCE CAN REDUCE IT TO ZERO. YOU WILL BEAR THE ENTIRE INVESTMENT RISK WITH RESPECT TO CASH VALUE IN THE VARIABLE ACCOUNT. If a default occurs, we will issue a pre-lapse notice to inform the Policy Owner of the amount due. The Policy provides a 62 day grace period for payment of the amount due to prevent lapse. To keep your Policy in force, you will need to pay the amount shown in the pre-lapse notice directly to us.

         5. Additional Payments and Loan Repayments. You cannot use payroll deductions to make payments in addition to your planned premium payments or to repay a Policy loan. Please contact us or your registered representative if you would like to arrange either of these transactions.

                           ZENITH FLEXIBLE LIFE 2001

                          Flexible Premium Adjustable
                        Variable Life Insurance Policies
                                   Issued by
                 New England Variable Life Separate Account of
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

    This prospectus offers individual flexible premium adjustable variable life insurance policies the ("Policies") issued by New England Life Insurance Company ("NELICO").

    The Policy provides premium flexibility. You may choose between two death benefit options. One provides a fixed death benefit equal to the Policy's face amount. The other provides a death benefit that may vary daily with the investment experience of the Eligible Funds. Cash value allocated to the Eligible Funds is not guaranteed, and fluctuates daily with the investment results of the Eligible Funds.

    You allocate net premiums among the investment Sub-Accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each Sub-Account of the Variable Account invests in shares of an Eligible Fund. The Eligible Funds are:

NEW ENGLAND ZENITH FUND

Back Bay Advisors Bond Income Series
Back Bay Advisors Managed Series
Back Bay Advisors Money Market Series
Capital Growth Series
Westpeak Growth and Income Series

Balanced Series

Loomis Sayles Small Cap Series
Alger Equity Growth Series
Davis Venture Value Series
Harris Oakmark Mid Cap Value Series

MFS Investors Trust Series

MFS Research Managers Series
METROPOLITAN SERIES FUND, INC.

Putnam Large Cap Growth Portfolio


Janus Mid Cap Portfolio


Russell 2000(R) Index Portfolio


Putnam International Stock Portfolio


MetLife Stock Index Portfolio*


MetLife Mid Cap Stock Index Portfolio*


Morgan Stanley EAFE(R) Index Portfolio*


Lehman Brothers(R) Aggregate Bond Index Portfolio*


State Street Research Aurora Small Cap Value Portfolio*


Janus Growth Portfolio*


State Street Research Investment Trust Portfolio*+


Franklin Templeton Small Cap Growth Portfolio*+


Neuberger Berman Partners Mid Cap Value Portfolio*+


MET INVESTORS SERIES TRUST


MFS Mid-Cap Growth Portfolio*+


PIMCO Innovation Portfolio*+

VARIABLE INSURANCE PRODUCTS FUND ("VIP")
Overseas Portfolio
Equity-Income Portfolio
High Income Portfolio
VARIABLE INSURANCE PRODUCTS FUND II ("VIP II")
Asset Manager Portfolio

AMERICAN FUNDS INSURANCE SERIES


American Funds Growth Fund*


American Funds Growth-Income Fund*


American Funds Global Small Capitalization Fund*


---------------
* Subject to any necessary state insurance department approvals

+Scheduled to be available in the fourth quarter of 2001.


    You receive Zenith Money Market Sub-Account performance until the later of 45 days after the date Part 1 of the application is signed or 10 days after we mail the Notice of Withdrawal Right. Thereafter, we invest the Policy's cash value according to your instructions.


    You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account.



    You may cancel the Policy during the "Right to Return the Policy" period. Replacing existing insurance with the Policy might not be to your advantage. Before you buy a Policy, ask your registered representative if changing, or adding to, current insurance coverage would be advantageous.


    NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS THE STATEMENTS OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS http://www.sec.gov.

    THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

    WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


                                  MAY 1, 2001

                               TABLE OF CONTENTS


                                                              PAGE
                                                              -----
GLOSSARY....................................................    A-4
INTRODUCTION TO THE POLICIES................................    A-5
    The Policies............................................    A-5
    Availability of the Policy..............................    A-6
    Policy Charges..........................................    A-6
    How the Policy Works....................................   A-11
    Receipt of Communications and Payments at NELICO's Home
     Office.................................................   A-12
    NELICO..................................................   A-12
POLICY VALUES AND BENEFITS..................................   A-14
    Death Benefit...........................................   A-14
    Death Proceeds Payable..................................   A-14
    Change in Death Benefit Option..........................   A-14
    Extending the Maturity Date.............................   A-15
    Cash Value..............................................   A-15
    Net Investment Experience...............................   A-15
    Allocation of Net Premiums..............................   A-15
    Amount Provided for Investment under the Policy.........   A-16
    Right to Return the Policy..............................   A-16
CHARGES AND EXPENSES........................................   A-16
    Deductions from Premiums................................   A-16
    Surrender Charge........................................   A-17
    Monthly Deduction from Cash Value.......................   A-18
    Charges Against the Eligible Funds and the Sub-Accounts
     of the Variable Account................................   A-20
    Group or Sponsored Arrangements.........................   A-21
PREMIUMS....................................................   A-21
    Flexible Premiums.......................................   A-21
    Lapse and Reinstatement.................................   A-22
OTHER POLICY FEATURES.......................................   A-22
    Increase in Face Amount.................................   A-22
    Loan Provision..........................................   A-23
    Surrender...............................................   A-24
    Partial Surrender.......................................   A-24
    Reduction in Face Amount................................   A-25
    Investment Options......................................   A-25
    Transfer Option.........................................   A-25
    Dollar Cost Averaging...................................   A-26
    Asset Rebalancing.......................................   A-26
    Substitution of Insured Person..........................   A-27
    Payment of Proceeds.....................................   A-27
    24 Month Right..........................................   A-27
    Payment Options.........................................   A-28
    Additional Benefits by Rider............................   A-28
    Policy Owner and Beneficiary............................   A-29
THE VARIABLE ACCOUNT........................................   A-29
    Investments of the Variable Account.....................   A-29
    Investment Management...................................   A-32
    Substitution of Investments.............................   A-33
    Share Classes of the Eligible Funds.....................   A-33

                                                              PAGE
                                                              -----
THE FIXED ACCOUNT...........................................   A-34
    General Description.....................................   A-34
    Values and Benefits.....................................   A-34
    Policy Transactions.....................................   A-34
DISTRIBUTION OF THE POLICIES................................   A-35
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY............   A-36
    Misstatement of Age or Sex..............................   A-36
    Suicide.................................................   A-36
TAX CONSIDERATIONS..........................................   A-36
    Introduction............................................   A-36
    Tax Status of the Policy................................   A-36
    Tax Treatment of Policy Benefits........................   A-37
    NELICO's Income Taxes...................................   A-38
MANAGEMENT..................................................   A-39
VOTING RIGHTS...............................................   A-41
RIGHTS RESERVED BY NELICO...................................   A-41
TOLL-FREE NUMBERS...........................................   A-41
REPORTS.....................................................   A-42
ADVERTISING PRACTICES.......................................   A-42
LEGAL MATTERS...............................................   A-42
REGISTRATION STATEMENT......................................   A-42
EXPERTS.....................................................   A-42
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
  NET CASH VALUE AND ACCUMULATED PREMIUMS...................   A-43
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION...............   A-52
APPENDIX C: LONG TERM MARKET TRENDS.........................   A-67
APPENDIX D: USES OF LIFE INSURANCE..........................   A-68
APPENDIX E: TAX INFORMATION.................................   A-69
APPENDIX F: TAX LAW AND THE DEATH BENEFIT...................   A-70
FINANCIAL STATEMENTS........................................   AA-1

                                    GLOSSARY

    ACCOUNT.  A sub-account of the Variable Account or the Fixed Account.

    AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

    BASE POLICY.  The Policy without riders.

    CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in our general account as a result of the loan.

    COMMISSION BREAKPOINT PREMIUM. We use the Commission Breakpoint Premium to measure sales commissions. It equals between 115.5% and 121% of a Target Premium, depending on the insured's issue age, plus a portion of certain rider premiums.

    EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

    FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

    INVESTMENT START DATE. This is the latest of the date we first receive a premium payment for the Policy, the date Part II of the Policy application is signed (if any is required) and the Policy Date.

    MATURITY DATE. The Policy anniversary on which the insured is (or would have been) age 100. The Policy will not mature on this date if the extended maturity option has been added to the Policy.

    NET CASH VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

    NET INVESTMENT EXPERIENCE. For any period, a Sub-Account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the Sub-Account for that period.

    PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

    PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.


    POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application (if any) was signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, we issue the Policy with a Policy Date which is generally up to 31 days after issue. When you receive the Policy, you will have an opportunity to redate it to a current date.


    TARGET PREMIUM. We use the Target Premium to determine the amount of Deferred Sales Charge that may apply on a surrender, partial surrender, lapse or face amount reduction. The Target Premium varies by issue age, sex and underwriting class of the insured and the Policy's face amount. The Target Premium is less than or equal to 75% of the annual premium necessary to maintain a fixed benefit whole life insurance Policy for the same face amount on the life of the insured. We calculate the annual whole life premium using an assumed interest rate of 4%, guaranteed cost of insurance charges and the current level of other Policy charges.

    YOU.  "You" refers to the Policy Owner.

                          INTRODUCTION TO THE POLICIES

THE POLICIES

    The Policies are designed to provide lifetime insurance coverage. They are not offered primarily as an investment.

    Here is a summary of the Policy's basic features. You should read the entire prospectus for more complete information.

    -- You can make premium payments under the Policy based on a schedule you determine, subject to some limits. We can limit or prohibit unscheduled payments in some situations, including cases where the insured is in a substandard risk class. (See "Premiums".)

    -- You can allocate net premiums to one or more of the Sub-Accounts of the Variable Account corresponding to mutual fund portfolios after an initial period in the Zenith Back Bay Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)


    -- The mutual fund portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, managed and balanced funds, and a money market fund. You may allocate your Policy's cash value to a maximum of ten accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)


    -- If the Fixed Account is available in your state, you may also allocate funds to that account. We provide guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE
                      --------------------------------------------------------
        FIXED ACCOUNT. We have the right to restrict transfers of cash value and
        -------------
        allocations of premiums into the Fixed Account. (See "The Fixed
        Account".)

    -- The cash value of the Policy will vary daily based on the net investment experience of your Policy's Sub-Accounts and the amount of interest credited to your Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision" and "Partial Surrender".)

    -- The portion of the cash value in the Sub-Accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

    -- You may choose between two death benefit options under the Policy. The level option death benefit equals the Policy's face amount. The variable option death benefit equals the face amount plus any cash value, which varies with the net investment experience of your Policy's Sub-Accounts and the rate of interest credited on your cash value in the Fixed Account. The death benefit in either case could increase to satisfy tax law requirements if the cash value reaches certain levels. (See "Death Benefit".)

    -- Unless the extended maturity option is part of your Policy, if the insured is alive and the Policy is in force on the Maturity Date, the Policy will then terminate. In that case we pay you the Policy's net cash value as of the Maturity Date. (See "Extending the Maturity Date".)

    -- You may change your allocation of future net premiums at any time. (See "Allocation of Net Premiums" and "Investment Options".)

    -- After the "Right to Return the Policy" period, the Policy allows you to transfer cash value among the Sub-Accounts and, generally, to the Fixed Account up to four times in a Policy year (twelve times in a Policy year for Policies issued in New York) without our consent. Currently, we do not limit the number of sub-account transfers you may make in a Policy year. Transfers and allocations involving the Fixed Account are subject to some limits. (See "Transfer Option" and "The Fixed Account-- Policy Transactions".)

    -- A loan privilege and a partial surrender feature are available. (See "Loan Provision" and "Partial Surrender".)

    -- Death benefits paid to the beneficiary generally are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to you. (See "Tax Considerations".)

    -- Loans, assignments and other pre-death distributions may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or any death benefit reduction. If premium payments, a death benefit reduction, or a material change cause the Policy to become a "modified endowment contract", then pre-death distributions (including loans) will be included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premium payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

    -- If the Policy is not a modified endowment contract, we believe that loans under the Policy will generally not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. With some exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed your investment in the Policy. (See "Tax Considerations".)

    -- During the "Right to Return the Policy" period you can return the Policy for a refund. (See "Right to Return the Policy".)

    -- Within 24 months after a Policy's date of issue, you may exercise the Policy's 24 Month Right. If you do, we allocate all or part of your Policy's cash value and future premiums to the Fixed Account. The purpose of the 24 Month Right is to provide you with fixed Policy values and benefits. (See "24 Month Right" for a description of this provision and for a description of the variation which applies to Policies issued in Maryland and New Jersey.)

    In many respects the Policies are similar to fixed-benefit universal life insurance. Like universal life insurance, the Policies offer death benefits and provide flexible premiums, a cash value, and loan privileges.

    The Policies are different from fixed-benefit universal life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected Sub-Accounts.

    The Policies are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

    -- The Policy provides a death benefit based on our assumption of an actuarially calculated risk.

    -- If the net cash value is not sufficient to pay a Monthly Deduction, the Policy may lapse with no value unless you pay additional premiums. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

    -- In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

    --  The Variable Account, not the Policy Owner, owns the mutual fund shares.

    -- Federal income tax liability on any earnings is generally deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another do not incur tax liability under current law.

    --  Dividends and capital gains are automatically reinvested.

    For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Life Insurance".

AVAILABILITY OF THE POLICY

    The Policies are available for insureds from the age of one to 80 on an underwritten basis and from the age of 20 to 70 on an automatic issue basis. (We issue automatic issue Policies based on very limited underwriting information. Automatic issue Policies may not be available in New Jersey.) We may consent to issue the Policies on insureds below the age of one and up to age 85. All persons must meet our underwriting and other requirements.

    The minimum face amount for the base Policy is $100,000 unless we consent to a lower amount, but exceptions apply. The minimum base Policy face amount available is $50,000 in business situations (situations in which two or more Policies, on more than one life, are totally or partially funded, directly or indirectly, by an employer) where the average face amount is at least $100,000, and $25,000 for pension plans qualified under Section 401 of the Internal Revenue Code ("tax-qualified pension plans"). Policies with a minimum face amount of $50,000 may also be available for juvenile insureds in the state of New Jersey. For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.


    We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your sub-account performance and cash values. To obtain more information about these other policies, contact our Home Office or your registered representative.



    For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies".

POLICY CHARGES

    PREMIUM-BASED CHARGES.  We deduct the following charges from premiums:

    -- A maximum sales charge of 4%. A 3% sales charge will apply to larger Policies and to Policies sold in certain business situations or to certain tax-qualified pension plans;

    --  A state premium tax charge of 2.5%;

    --  A charge for federal taxes of 1%.

    SURRENDER CHARGE.  The Surrender Charge includes:

    -- A deferred sales charge. This charge applies to a lapse, total or partial surrender or face amount reduction during the first 11 Policy years. For Policies covering insureds whose issue age is 55 or less at issue, the maximum Deferred Sales Charge applies in Policy years two through five. The maximum Deferred Sales Charge in those years equals 72% of one Target Premium. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the eleventh Policy year. The charge may be less if the issue age is above 55.

    -- A deferred administrative charge. This charge applies to a lapse, total or partial surrender or reduction in face amount during the first 11 Policy years. This charge is $2.50 per $1,000 of the base Policy's face amount for the first Policy year, and then reduces monthly until it reaches 0 at the end of the 11th Policy year. The charge will be less if the issue age is greater than 65.

    We deduct the Surrender Charge from the Policy's available cash value, regardless of whether that cash value comes from premiums or investment experience.

    MONTHLY DEDUCTION FROM CASH VALUE. We deduct certain charges from the cash value:

    -- Monthly charge for the cost of insurance and for any benefits provided by rider;

    -- Monthly administrative charge, currently equal to $0.08 per $1,000 of base Policy face amount per month for the first Policy year and $0.02 per $1,000 per month thereafter (guaranteed not to exceed $0.08 per $1,000 of base Policy face amount per month in the first Policy year and $0.04 per $1,000 per month thereafter). For tax-qualified pension plans the monthly administrative charge after the first Policy year is currently $0.03 per $1,000 of base Policy face amount per month rather than $0.02. On a current basis, we intend not to charge more than $40 per month ($60 for tax-qualified pension plans) for the monthly administrative charge after the first Policy year;

    -- Monthly Policy fee, currently equal to $15.00 per month in the first Policy year and $5.00 per month thereafter (guaranteed not to exceed $15.00 per month in the first Policy year and $7.00 per month thereafter). For Policies sold to tax-qualified pension plans the monthly Policy fee after the first Policy year currently is $6.00 rather than $5.00.

    CHARGES DEDUCTED FROM THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS. The following charges are deducted from the Variable Account and Eligible Fund assets:

    -- Daily charge against the Sub-Account assets for our mortality and expense risk, currently equal to an annual rate of .25% (guaranteed not to exceed .50%). For larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans, the charge is currently at an annual rate of .20% rather than .25%;

    -- Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.

    Currently, we do not charge the Variable Account for any federal income taxes. We may, however, impose such a charge in the future.

    ZENITH FUND (CLASS A SHARES). The following table shows the annual operating expenses for each Zenith Fund series, based on actual expenses for 2000, after any applicable expense cap or expense deferral arrangement:


ANNUAL OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)


                                                              BACK        BACK
                                                              BAY         BAY         BACK      WESTPEAK     LOOMIS
                                                            ADVISORS    ADVISORS      BAY        GROWTH      SAYLES
                                                CAPITAL       BOND       MONEY      ADVISORS      AND        SMALL
                                                 GROWTH      INCOME      MARKET     MANAGED      INCOME       CAP
                                                SERIES**     SERIES      SERIES      SERIES     SERIES**    SERIES**
                                                --------    --------    --------    --------    --------    --------
Management Fee................................    .62%        .40%        .35%        .50%        .68%        .90%
Other Expenses................................    .04%        .07%        .06%        .08%        .05%        .06%
                                                  ---         ---         ---         ---         ---         ---
         Total Series Operating Expenses......    .66%        .47%        .41%        .58%        .73%        .96%


ANNUAL OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)


                                                       HARRIS
                                                       OAKMARK               DAVIS    ALGER       MFS        MFS
                                                       MID CAP              VENTURE   EQUITY   INVESTORS   RESEARCH
                                                        VALUE    BALANCED    VALUE    GROWTH     TRUST     MANAGERS
                                                       SERIES*    SERIES    SERIES    SERIES    SERIES*    SERIES*
                                                       -------   --------   -------   ------   ---------   --------
Management Fee.......................................    .75%      .70%       .75%     .75%       .75%       .75%
Other Expenses.......................................    .15%      .10%       .04%     .04%       .15%       .15%
                                                         ---       ---        ---      ---        ---        ---
         Total Series Operating Expenses.............    .90%      .80%       .79%     .79%       .90%       .90%


------------

 * Without the applicable expense cap or expense deferral arrangement (described below), Total Series Operating Expenses for the year ended December 31, 2000 would have been: Harris Oakmark Mid Cap Value Series, .96%; MFS Investors Trust Series, 1.57%; and MFS Research Managers Series, 1.25%.



**Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, total annual expenses would have been .65% for Capital Growth Series, .70% for Westpeak Growth and Income, and .95% for Loomis Sayles Small Cap Series.



    Our affiliate, MetLife Advisers, LLC (formerly New England Investment Management, LLC) advises the series of the Zenith Fund. MetLife Advisers voluntarily limits the expenses (other than brokerage costs, interest, taxes or extraordinary expenses) of certain series with either an expense cap or expense deferral arrangement. Under the expense cap, MetLife Advisers bears expenses of the Loomis Sayles Small Cap Series that exceed 1.00% of average daily net assets. Under the expense deferral agreement, MetLife Advisers bears expenses of the Harris Oakmark Mid Cap Value, MFS Investors Trust, and MFS Research Managers Series that exceed .90% of average daily net assets in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. MetLife Advisers may end these expense limits at any time.



    METROPOLITAN SERIES FUND (CLASS A SHARES). MetLife Advisers is the investment manager for the Portfolios of the Metropolitan Series Fund, Inc. The Portfolios pay investment management fees to MetLife Advisers and also bear other expenses. The chart below shows the total operating expenses of the Portfolios based on the year ended December 31, 2000 and current expense subsidies (in the case of the Janus Growth Portfolio and the Franklin Templeton Small Cap Growth Portfolio, anticipated expenses for 2001) as a percentage of Portfolio net assets.

                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES      EXPENSES
---------                                                     ----------    --------    ------------
Putnam Large Cap Growth.....................................     .80%         .20%         1.00%*
Janus Mid Cap...............................................     .66%         .04%          .70%
Russell 2000 Index..........................................     .25%         .30%          .55%
Putnam International Stock..................................     .90%         .24%       1.14%++
MetLife Stock Index.........................................     .25%         .03%          .28%
MetLife Mid Cap Stock Index.................................     .25%         .20%          .45%*
Morgan Stanley EAFE Index...................................    .30%.         .40%          .70%*
Lehman Brothers Aggregate Bond Index........................     .25%         .12%          .37%
State Street Research Aurora Small Cap Value................     .85%         .20%         1.05%*
Janus Growth................................................     .80%         .15%          .95%*
State Street Research Investment Trust+.....................     .47%         .03%          .50%**
Franklin Templeton Small Cap Growth+........................     .90%         .15%         1.05%*
Neuberger Berman Partners Mid Cap Value+....................     .70%         .19%          .89%**


------------

 + scheduled to be available in the fourth quarter of 2001.



 *Without the applicable expense cap arrangement (described below), Total Annual
  Expenses for the year ended December 31, 2000 would have been 1.39% for the Putnam Large Cap Growth Portfolio, .83% for the MetLife Mid Cap Stock Index Portfolio, and 1.34% for the State Street Research Aurora Small Cap Value Portfolio. The Total Annual Expenses for these Portfolios are annualized since the Portfolios' start dates (May 1, 2000 for the Putnam Large Cap Growth Portfolio and July 5, 2000 for the MetLife Mid Cap Stock Index and the State Street Research Aurora Small Cap Value Portfolios). Without the applicable expense cap arrangement (described below), Total Annual Expenses for the year ended December 31, 2000 would have been .78% for the Morgan Stanley EAFE Index Portfolio. Without the applicable expense deferral arrangement (described below), the anticipated Total Annual Expenses would be 1.09% for the Janus Growth Portfolio and 1.61% for the Franklin Templeton Small Cap Growth Portfolio (annualized since their start date of May 1, 2001).



**Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been .49% for the State Street Research Investment Trust Portfolio and .76% for the Neuberger Berman Partners Mid Cap Value Portfolio.



++ Until May 1, 2000, the management fee for the Putnam International Stock
   Portfolio was .75%.



MetLife Advisers voluntarily pays expenses (other than the management fee, brokerage commissions, taxes, interest and other loan costs, and any unusual one-time expenses) of (a) the Putnam Large Cap Growth Portfolio that exceed .20% of the net assets until the earlier of (i) April 30, 2002 and (ii) the date when the Portfolio's net assets reach $100 million; (b) the State Street Research Aurora Small Cap Value Portfolio that exceed .20% of the net assets until April 30, 2002; (c) the MetLife Mid Cap Stock Index Portfolio that exceed .20% of the net assets until the earlier of (i) June 30, 2002 and (ii) the date when the Portfolio's net assets reach $100 million, but in no event earlier than April 30, 2002; (d) the Morgan Stanley EAFE Index Portfolio that exceed .40% of the net assets until the earlier of (i) April 30, 2002 and (ii) the date when the Portfolio's net assets reach $200 million; and (e) the Russell 2000 Index Portfolio that exceed .30% of the net assets until the earlier of (i) April 30, 2002 and (ii) the date when the Portfolio's net assets reach $200 million. MetLife Advisers also voluntarily pays expenses (other than brokerage commissions, taxes, interest and any extraordinary or nonrecurring expenses) that exceed .95% of the net assets of the Janus Growth Portfolio and 1.05% of the net assets of the Franklin Templeton Small Cap Growth Portfolio through April 30, 2002, in the year the Portfolio incurs them and charges those expenses to the Portfolio in a future year if the actual expenses of the Portfolio are below the limit. MetLife Advisers can terminate these arrangements at any time upon notice to the Board of Directors and to Fund shareholders.



    MET INVESTORS SERIES TRUST (CLASS A SHARES). The investment adviser for Met Investors Series Trust is Met Investors Advisory Corp. ("Met Investors Advisory") (formerly known as Security First Management Corp.). The Portfolios of Met Investors Series Trust pay investment management fees to Met Investors Advisory and also bear certain other expenses. The anticipated total operating expenses of the Portfolios for 2001 after any expense subsidies, as a percentage of Portfolio average net assets, are:



                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES      EXPENSES
---------                                                     ----------    --------    ------------
MFS Mid-Cap Growth+.........................................      .62%        .18%           .80%*
PIMCO Innovation+...........................................      .69%        .41%          1.10%*


------------

+scheduled to be available in the fourth quarter of 2001.



*Met Investors Advisory and Met Investors Series Trust have entered into an
 Expense Limitation Agreement whereby for a period of at least one year from the February 12, 2001 commencement of operations, the Management Fees of the Portfolios will be limited so that Total Annual Expenses will not exceed .80% for the MFS Mid-Cap Growth Portfolio and 1.10% for the PIMCO Innovation Portfolio. Absent this Agreement, Management Fees for the period ending December 31, 2001 would be .65% for the MFS Mid-Cap Growth Portfolio and 1.05% for the PIMCO Innovation Portfolio, resulting in anticipated (annualized) Total Annual Expenses for the two Portfolios of .83% and 1.46% respectively. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory.



    VIP AND VIP II (INITIAL CLASS SHARES). The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear other expenses. For the year ended December 31, 2000, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:



                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES      EXPENSES
---------                                                     ----------    --------    ------------
VIP Equity-Income...........................................     .48%         .08%          .56%*
VIP Overseas................................................     .72%         .17%          .89%*
VIP High Income.............................................     .58%         .10%          .68%
VIP II Asset Manager........................................     .53%         .08%          .61%


------------

* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .55% for VIP Equity-Income Portfolio, and .87% for VIP Overseas Portfolio.



    AMERICAN FUNDS INSURANCE SERIES (CLASS 2 SHARES). The investment adviser for American Funds Insurance Series is Capital Research and Management Company ("Capital Research"). The Funds of American Funds Insurance Series pay investment management fees to Capital Research and also bear certain other expenses. For the year ended December 31, 2000, the total operating expenses of each Fund, as a percentage of Fund average net assets, were:



                                                              MANAGEMENT    12B-1     OTHER      TOTAL ANNUAL
FUND                                                             FEES       FEES     EXPENSES      EXPENSES
----                                                          ----------    -----    --------    ------------
American Funds Growth.......................................     .36%         .25%     .02%           .63%
American Funds Growth-Income................................     .34%         .25%     .01%           .60%
American Funds Global Small Capitalization..................     .80%         .25%     .06%          1.11%



    An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to Eligible Funds. We (or our affiliates) may also be compensated with 12b-1 fees from Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some funds or their advisers (or other affiliates) may pay us more than others, and the amounts paid may be significant. New England Securities may also receive brokerage commissions on securities transactions initiated by an investment adviser.


    See "Charges and Expenses".

                              HOW THE POLICY WORKS
                                  [FLOW CHART]
PREMIUM PAYMENTS

* Flexible

* Planned premium options
 - Minimum premium (in first five Policy years)

CHARGES FROM PREMIUM PAYMENTS

* Sales Load: 4% (3% for certain larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans).

* State Premium Tax Charge: 2.5%

* Charge for Federal Taxes: 1%

LOANS

* After the free look period, you may borrow a portion of your cash value

* Loan interest charge is 5.5%. We transfer loaned funds out of the Eligible Funds into the General Account where we credit them with not less than 4.0% interest. (Currently we intend to credit 5.25% interest for Policy years 16 through 25, and 5.40% thereafter.)

RETIREMENT BENEFITS

* Fixed settlement options are available for policy proceeds

CASH VALUES

* Net premium payments invested in your choice of Eligible Fund investments or the Fixed Account (after an initial period in the Zenith Money Market Sub-Account)

* The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

* We do not guarantee the cash value invested in the Eligible Funds

* Any earnings you accumulate are generally free of any current income taxes

* You may change the allocation of future net premiums at any time. You may transfer funds among investment options (and to the Fixed Account) after the free look period. Currently we do not limit the number of sub-account transfers you can make in a Policy year.

  We limit the timing, frequency and amount of transfers from (and in some cases to) the Fixed Account

* You may allocate your cash value among a maximum of ten accounts at any time

DEATH BENEFIT

* Level or Variable Death Benefit Options

* Guaranteed not to be less than face amount (less any loan balance) during first five Policy years if the five-year Minimum Premium guarantee is in effect.

* Income tax free to named beneficiary

DAILY DEDUCTIONS FROM ASSETS

* Mortality and expense risk charges of .25% (guaranteed not to exceed .50%) on an annual basis are deducted from the cash value. For larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans, charge is currently .20% rather than .25%

* Investment advisory fees and other expenses are deducted from the Eligible Fund values

BEGINNING OF MONTH CHARGES

* We deduct the cost of insurance protection (reflecting any substandard risk or automatic issue rating) from the cash value each month

* Any Rider Charges

* Policy Fee: $15.00 (not to exceed $15.00) per month (first year) and $5.00 (not to exceed $7.00) per month thereafter. For Policies sold to tax-qualified pension plans charge is currently $6.00 per month after first year.

* Administrative Charge: $.08 (guaranteed not to exceed $.08) per $1000 face amount monthly (first year) and $.02 (guaranteed not to exceed $.04) per $1000 face amount monthly (after first year). For Policies sold to tax-qualified pension plans charge is currently $.03 per $1,000 after first year.


SURRENDER CHARGES

* Deferred Sales Charge and Deferred Administrative Charge (see page A-17)



LIVING BENEFITS

* If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits

* You may surrender the Policy at any time for its cash surrender value

* Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender

* Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

* Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S HOME OFFICE

    We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Home Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.

NELICO

    NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.


    The chart on the next page illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.

[FLOW CHART]
NELICO
(Insurance company subsidiary of MetLife)
We deduct charges.
We allocate net premiums and net unscheduled payments to your choice of sub-accounts in the Variable Account or to the Fixed Account.
Premiums and Unscheduled Payments
Fixed Account
VARIABLE ACCOUNT
Zenith Capital Growth Sub-Account
Zenith Back Bay Bond Income Sub-Account
Zenith Back Bay Money Market Sub-Account
Zenith Back Bay Managed Sub-Account
Zenith Westpeak Growth and Income Sub-Account
Zenith Loomis Sayles Small Cap Sub-Account
Zenith Balanced Sub-Account
Zenith Alger Equity Growth Sub-Account
Zenith Davis Venture Value Sub-Account
Zenith Harris Oakmark Mid Cap Value Sub-Account
Zenith MFS Investors Trust Sub-Account
Zenith MFS Research Managers Sub-Account
Metropolitan Putnam Large Cap Growth Sub-Account
Metropolitan Janus Mid Cap Sub-Account
Metropolitan Russell 2000 Index Sub-Account
Metropolitan Putnam International Stock Sub-Account
Metropolitan MetLife Stock Index Sub-Account
Metropolitan MetLife Mid Cap Stock Index Sub-Account
Metropolitan Morgan Stanley EAFE Index Sub-Account
Metropolitan Lehman Brothers Aggregate Bond Index Sub-Account
Metropolitan State Street Research Aurora Small Cap Value Sub-Account Metropolitan Janus Growth Sub-Account
Metropolitan State Street Investment Trust Sub-Account
Metropolitan Franklin Templeton Small Cap Growth Sub-Account
Metropolitan Neuberger Berman Partners Mid Cap Value Sub-Account
Met Investors MFS Mid-Cap Growth Sub-Account
Met Investors PIMCO Innovation Sub-Account
VIP Equity-Income Sub-Account
VIP Overseas Sub-Account
VIP High Income Sub-Account
VIP II Asset Manager Sub-Account
American Funds Growth Sub-Account
American Funds Growth-Income Sub-Account
American Funds Global Small Capitalization Sub-Account
Sub-accounts buy shares of the Eligible Funds.
NEW ENGLAND ZENITH FUND
Capital Growth Series
Back Bay Advisors Bond Income Series
Back Bay Advisors Money Market Series
Back Bay Advisors Managed Series
Westpeak Growth and Income Series
Loomis Sayles Small Cap Series
Balanced Series
Alger Equity Growth Series
Davis Venture Value Series
Harris Oakmark Mid Cap Value Series
MFS Investors Trust Series
MFS Research Managers Series
METROPOLITAN SERIES FUND, INC.
Putnam Large Cap Growth Portfolio
Janus Mid Cap Portfolio
Russell 2000 Index Portfolio
Putnam International Stock Portfolio
MetLife Stock Index Portfolio*
MetLife Mid Cap Stock Index Portfolio*
Morgan Stanley EAFE Index Portfolio*
Lehman Brothers Aggregate Bond Index Portfolio*
State Street Research Aurora Small Cap Value Portfolio*
Janus Growth Portfolio*
State Street Research Investment Trust Portfolio*+
Franklin Templeton Small Cap Growth Portfolio*+
Neuberger Berman Partners Mid Cap Value Portfolio*+
MET INVESTORS SERIES TRUST
MFS Mid-Cap Growth Portfolio*+
PIMCO Innovation Portfolio*+
VIP
Equity-Income Portfolio
Overseas Portfolio
High Income Portfolio
VIP II
Asset Manager Portfolio
AMERICAN FUNDS INSURANCE SERIES
American Funds Growth Fund*
American Funds Growth-Income Fund*
American Funds Global Small Capitalization Fund*


Eligible Funds buy portfolio investments to support values and benefits of the Policies.


* Availability is subject to any necessary state insurance department approvals.


+Scheduled to be available in the fourth quarter of 2001.

    THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.


                           POLICY VALUES AND BENEFITS

DEATH BENEFIT

    If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary.

    DEATH BENEFIT OPTIONS. When you apply for a Policy, you choose between two death benefit options.

    The Option 1 (Face Amount) death benefit is equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.

    The Option 2 (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code.

    To meet the Internal Revenue Code's definition of life insurance, the death benefit will not be less than a certain multiple of the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death. (See Appendix F.) This means that, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums").


    TERM RIDER "IN" OR "OUT." If you add a Level Term Insurance Rider to the Policy, you can have the face amount of the rider added to the face amount of the Policy for purposes of calculating the Option 1 or Option 2 death benefit. Your election is irrevocable. If you include the rider coverage in the calculation of the death benefit ("inside term"), the Policy may provide greater potential for cash value to grow relative to the death benefit. If you do not include the rider coverage in the calculation of the death benefit ("outside term"), the Policy may provide greater potential for a higher death benefit relative to the cash value (as described above); also, you may be able to convert "outside term" (but not "inside term") coverage to permanent insurance. If you choose "outside term", any death benefit increases required by the Internal Revenue Code will be triggered earlier than would be the case with "inside term". These increases lead to a higher death benefit and higher cost of insurance charges.


DEATH PROCEEDS PAYABLE

    The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If the death occurs during the grace period, we reduce the proceeds by the amount due, to cover unpaid Monthly Deductions to the date of death. (See "Lapse and Reinstatement".) We increase the death proceeds (1) by any rider benefits payable and (2) by any Monthly Deduction made for a period beyond the date of death, unless we already included this amount in the death benefit calculation because of Federal tax law requirements (see "Death Benefit Options" above and Appendix F).

    We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit. (See "Limits to NELICO's Right to Challenge the Policy").

CHANGE IN DEATH BENEFIT OPTION

    After the first Policy year, you may change your death benefit option by written request to our Home Office. The request will be effective on the date we receive it. A change in death benefit option may have tax consequences. (See "Tax Considerations".)

    If you change from Option 1 (Face Amount) to Option 2 (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $100,000 requires our consent; however, special rules apply for some business situations and for tax-qualified pension plans. We may also decrease any rider benefits under the Policy. A partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. There is no Surrender Charge for a face amount reduction or partial surrender on a change from Option 1 to Option 2.

    If you change from Option 2 (Face Amount Plus Cash Value) to Option 1 (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change.

EXTENDING THE MATURITY DATE

    In all states where it is approved, we will issue your Policy with an extended maturity endorsement. If endorsed, the Policy will not mature until the date of the insured's death. The death benefit we pay on and after the original Maturity Date depends on the insured's issue age.

    If the insured's issue age was below 81 the endorsement extends the face amount of the Policy. It provides that the death benefit on and after the original Maturity Date is the greater of (1) the cash value on the date of death
                              -------
and (2) the Policy face amount at the original Maturity Date, or at age 80, whichever is less. If the insured's issue age was above 80 the death benefit we pay on and after the original Maturity Date equals the cash value on the date of death.

    Currently, we do not make Monthly Deduction charges after the original Maturity Date. You cannot pay premiums after the original Maturity Date unless necessary to prevent lapse of the Policy. All Policy riders (except the extended maturity endorsement) terminate on the original Maturity Date.

    The tax consequences of the endorsement are unclear, and you should consult a tax advisor about them. For more information about the extended maturity option, contact us or your registered representative.

CASH VALUE

    Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

    -- net premium payments

    -- the net investment experience of the Policy's sub-accounts

    -- interest credited to cash value in the Fixed Account

    -- interest credited to amounts held in the general account for a Policy loan

    -- the death benefit option you choose

    -- Policy charges

    -- partial surrenders

    -- transfers among the sub-accounts and Fixed Account

    We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest) and any Surrender Charge that applies. We add to the net cash value the cost of insurance charge for the remainder of the month. If you surrender in the grace period, we reduce the net cash value by the Monthly Deduction that applies to the date of surrender. (See "Loan Provision", "Surrender Charge", and "Monthly Deduction from Cash Value".)

    The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

NET INVESTMENT EXPERIENCE

    The net investment experience of the Sub-Accounts affects the Policy's cash value and, in some cases, the death benefit. We determine the net investment experience of each Sub-Account as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

    A Sub-Account's net investment experience for any period is based on the investment experience of the underlying Eligible Fund shares for the same period, reduced by the charges against the Sub-Account (currently only the mortality and expense risk charge) for that period.

    The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund.

ALLOCATION OF NET PREMIUMS

    Your cash value is held in the general account of NELICO or an affiliate until we issue the Policy. We credit the first net premium with net investment experience equal to that of the Zenith Back Bay Money Market Sub-Account from the investment start date until the later of 45 days after the date Part I of the application is signed or 10 days after we mail the Notice of Withdrawal Right. (The "investment start date" is defined below.) Then, we allocate the cash value to the Sub-Accounts and/or the Fixed Account as you choose. You can allocate to a maximum of ten accounts (including the Fixed Account) at any one time.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

    INVESTMENT START DATE. The investment start date is the latest of: the date when we first receive a premium payment for the Policy, the date Part II of the Policy application is signed (if any is required) and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by the Home Office or by a NELICO agency if earlier.)

    PREMIUM WITH APPLICATION. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II (if any) of the application is signed and receipt of the premium payment. In that case, the Policy Date and investment start date are the same. The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may only make one premium payment before the Policy is issued.


    If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited period that usually begins when we receive the premium for the Policy (or, if later, on the date when Part II of the application is signed). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000 for standard and preferred risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable). We may increase these limits. These provisions vary in some states.


    If we issue a Policy, Monthly Deductions begin from the Policy Date, even if we delayed the Policy's issuance for underwriting. The deductions are for the face amount of the Policy issued, even if the temporary insurance coverage during underwriting was for a lower amount. If we decline an application, we refund the premium payment made.


    PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, the Policy Date is generally up to 31 days after issue. When you receive the Policy, you will have an opportunity to redate it to a current date. The investment start date is the later of the Policy Date and the date we received the premium. Monthly Deductions begin on the Policy Date. We credit interest at a 4% annual net rate on the net Minimum Premium (see "Premiums") for any period by which the Policy Date precedes the investment start date. Insurance coverage under the Policy begins when we receive the Minimum Premium due for the first quarter (or on receipt of the number of monthly payments due under NELICO's Master Service Account arrangement.)



    BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. Backdating in some cases causes a higher Surrender Charge if it results in the Surrender Charge being based on a lower age bracket. (See "Surrender Charge".) For a backdated Policy, you must also pay the Minimum Premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% annual net rate for that period.


RIGHT TO RETURN THE POLICY

    You may cancel the Policy within 45 days after the date Part 1 of the application is signed, within 10 days (more in some states) after you receive the Policy or within 10 days after we mail the Notice of Withdrawal Right, whichever is latest. You may return the Policy to us or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid (or any other amount that is required by state insurance law).


                              CHARGES AND EXPENSES



    The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.


DEDUCTIONS FROM PREMIUMS

    We deduct a 4% sales charge from premiums.

    The sales charge is 3% rather than 4% for:

    -- Policies used in a business situation (defined in "Availability of the Policy") or a tax-qualified pension plan where either (1) the average face amount is at least $500,000 or (2) the Policies are issued on the lives of at least 25 persons and the average face amount is at least $250,000.

    --  All other Policies with a face amount of at least $500,000.

    For this purpose, the face amount includes the face amount of any Level Term Insurance Rider.

    During the first 11 Policy years (less for older insureds), if you surrender or lapse the Policy, reduce the face amount or make a partial surrender that reduces the face amount, a Deferred Sales Charge also applies. (See "Surrender Charge" below.)


    We may reduce sales charges for Policies sold to some group or sponsored arrangements. We offer a program under which you may exchange certain fixed-benefit life insurance policies that New England Mutual issued for the Policies without a deduction for the sales charge, state premium tax and federal premium tax charges (see below) from the amount of cash value that you transfer to the Policy. Eligibility conditions apply. Your registered representative can advise you regarding terms and availability of the program.


    STATE PREMIUM TAX CHARGE. We deduct 2.5% from each premium for state premium taxes and administrative expenses. Premium taxes vary from state to state and the 2.5% charge reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

    FEDERAL PREMIUM TAX CHARGE. We deduct 1% from each premium for our federal income tax liability related to premiums.

    EXAMPLE: The following chart shows the net amount that we would allocate to the Variable Account assuming a premium payment of $2,000.

             NET
PREMIUM    PREMIUM
-------    -------
$2,000     $2,000
            - 150     (7.5% X 2,000 = total sales and premium tax charge)
           -------
           $1,850     Net Premium

SURRENDER CHARGE

    If, during the first eleven policy years, you surrender or lapse your Policy, reduce the face amount, or make a partial surrender that reduces the face amount, then we will deduct a Surrender Charge from the cash value. (For insureds whose issue age is 66 to 75 at issue of the Policy, the Surrender Charge period is nine years, and for insureds whose issue age is 76 to 85, five years.) The Surrender Charge includes a Deferred Sales Charge and a Deferred Administrative Charge. The maximum Surrender Charge is shown in your Policy.

    DEFERRED SALES CHARGE. We base the Deferred Sales Charge on a percentage of the Target Premium. The Target Premium varies by issue age, sex and underwriting class of the insured and the Policy's face amount. (To determine the Target Premium, we use the smoker and nonsmoker aggregate classes for all standard smokers and nonsmokers. See "Monthly Charges for the Cost of Insurance" below.)

    For Policies on insureds whose issue age is 55 or less at issue, the Deferred Sales Charge that applies during the first Policy year is equal to 55%
                                   ----------------------------
of premiums paid up to one Target Premium. The Deferred Sales Charge during the
                                                                     ----------
second through fifth Policy years is equal to 72% of premiums paid up to one
---------------------------------
Target Premium. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the eleventh Policy year. The charge will never exceed 72% of one Target Premium.

                       EXAMPLES -- DEFERRED SALES CHARGES

                                   HYPOTHETICAL                  MAXIMUM DEFERRED
  INSURED                         TARGET PREMIUM                   SALES CHARGE
  -------                   ---------------------------          ----------------
  Male, Age 40                        3,785.00                        2,725.20
  Nonsmoker Preferred
  Face Amount $500,000
  Female, Age 45                      1,101.00                          792.72
  Smoker Preferred
  Face Amount $100,000
  Male, Age 55                       22,910.00                       16,495.23
  Smoker Standard
  Face Amount $1,000,000

    The table below shows the maximum Deferred Sales Charge that applies to Policies covering insureds whose issue age is 55 or less at issue. The table shows the charge that applies if the lapse, surrender or face reduction occurs at the end of each of the Policy years shown.

                                                                                     THE MAXIMUM DEFERRED
                                                       FOR POLICIES WHICH ARE    SALES CHARGE IS THE FOLLOWING
                                                       SURRENDERED, LAPSED OR      PERCENTAGE OF ONE TARGET
                                                           REDUCED DURING                   PREMIUM
                                                       ----------------------    -----------------------------
Entire Policy Year                                                1                             55%
                                                                  2                             72%
                                                                  3                             72%
                                                                  4                             72%
                                                                  5                             72%
Last Month of Policy Years                                        6                             60%
                                                                  7                             48%
                                                                  8                             36%
                                                                  9                             24%
                                                                 10                             12%
                                                                 11                              0%

    For insureds whose issue age is above 55 at issue, the Deferred Sales Charge percentages are less than or equal to those described above, with the maximum charge occurring in Policy years one through five for insureds with an issue age up through 65, in Policy years one through four for insureds with an issue age from 66 through 75, and in Policy years one and two for insureds with an issue age above 75.

    In the case of a partial surrender or reduction in face amount, we deduct any Deferred Sales Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Partial Surrender".) The charge reduces the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each.

    DEFERRED ADMINISTRATIVE CHARGE. The table below shows the Deferred Administrative Charge deducted if you totally or partially surrender, lapse or reduce the face amount of the Policy during the first eleven Policy years.

                                                     FOR POLICIES WHICH ARE
                                                      SURRENDERED, LAPSED           DEFERRED ADMINISTRATIVE
                                                     OR REDUCED DURING THE           CHARGE PER $1,000 OF
                                                       POLICY YEAR SHOWN            BASE POLICY FACE AMOUNT
                                                     ----------------------         -----------------------
Entire Policy year                                              1                            $2.50
Last Month of Policy Year*                                      2                             2.25
                                                                3                             2.00
                                                                4                             1.75
                                                                5                             1.50
                                                                6                             1.25
                                                                7                             1.00
                                                                8                             0.75
                                                                9                             0.50
                                                               10                             0.25
                                                               11                             0.00

------------
* The charge declines monthly after the end of the first Policy year.

    For insureds whose issue age is above 65 at issue, the Deferred Administrative Charge is less than or equal to that in the table above.

MONTHLY DEDUCTION FROM CASH VALUE

    On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

    -- If your Policy is protected against lapse by the five year Minimum Premium guarantee, we make the Monthly Deduction each month unless the cash value equals zero. (See "Premiums".)

    -- If the five year Minimum Premium guarantee is not in effect, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

    The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each.

    The Monthly Deduction includes the following charges:

    POLICY FEE. The Policy fee is currently equal to $15.00 per month in the first Policy year and $5.00 per month thereafter (guaranteed not to exceed $15.00 per month in the first Policy year and $7.00 per month thereafter). The Policy fee is currently $6.00 per month rather than $5.00 after the first Policy year for Policies sold to tax-qualified pension plans.

    ADMINISTRATIVE CHARGE. The Administrative Charge is currently equal to $0.08 per $1,000 of base Policy face amount per month in the first Policy year and $0.02 per $1,000 of base Policy face amount per month thereafter (guaranteed not to exceed $0.08 per $1,000 of base face amount per month in the first Policy year and $0.04 per $1,000 of base face amount per month thereafter). For tax-qualified pension plans the monthly administrative charge after the first Policy year is currently $0.03 per $1,000 of face amount per month rather than $0.02.

    Currently we intend not to charge more than $40 per month ($60 for tax-qualified pension plans) for the Administrative Charge after the first Policy year. This means that after the first year the charge will not apply to the portion of a Policy's face amount above $2 million.

    MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction. The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.

    The guaranteed cost of insurance rates for a Policy depend on the insured's

    --  underwriting class

    --  age on the first day of the Policy year

    --  sex (if the Policy is sex-based).

    The current cost of insurance rates will also depend on

    --  the insured's age at issue

    --  the Policy year

    -- the face amount, including Level Term Insurance (for Policies not sold in a business situation or to a tax-qualified pension plan)

    -- the average face amount (including Level Term Insurance) sold to the group and possibly the number of lives in the group (for Policies sold in a business situation or to a tax-qualified pension plan).

    We guarantee that the rates for underwritten Policies will not be higher than rates based on

    -- the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 20 and above at issue)

    -- the 1980 CSO Tables, for Policies issued on juvenile insureds (below age 20 at issue).

    The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively.

    The underwriting classes we use are

    -- for Policies issued on non-juvenile insureds: smoker preferred, smoker standard, smoker aggregate, smoker substandard, nonsmoker preferred, nonsmoker standard, nonsmoker aggregate, nonsmoker substandard, automatic issue smoker and automatic issue nonsmoker

    --  for Policies issued on juvenile insureds: standard and substandard.

    Substandard and automatic issue ratings result in higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 1980 CSO Tables. (See below for a discussion of automatic issue Policies.)

    The three standard smoker and nonsmoker classes are available for underwritten Policies as follows:

    -- smoker and nonsmoker preferred and standard, for Policies with face amounts (including any Level Term Insurance Rider) of $100,000 or more where the issue age is 20 through 75

    -- smoker and nonsmoker aggregate, for Policies with face amounts (including any Level Term Insurance Rider) below $100,000 and for all Policies where the issue age is above 75.

    Within each standard category (smoker and nonsmoker), the preferred class generally offers the best current cost of insurance rates and the standard class generally offers the least favorable current cost of insurance rates.

    Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured. Within a given underwriting class, different current cost of insurance rates will apply if the Policy is sold to a tax-qualified pension plan.

    Currently, the face amount of a Policy or the average Policy face amount for a group may affect a Policy's cost of insurance rates. The current cost of insurance rates generally will be more favorable for a particular insured if:

    -- For a Policy not used in a business situation or in a tax-qualified pension plan, the face amount (including any Level Term Insurance Rider) is at least $500,000.

    -- For a Policy used in a business situation or in a tax-qualified pension plan, either (1) the average face amount (including Level Term Insurance) is at least $500,000, or (2) the Policies are issued on the lives of at least 25 persons and the average face amount (including Level Term Insurance) is at least $250,000.

    We may offer Policies on an automatic issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in a standard class. Therefore, these Policies have their own cost of insurance rates. The automatic issue cost of insurance rates vary based on the same factors that determine underwritten cost of insurance rates, except that the preferred smoker and nonsmoker classes are not available. The cost of insurance rates are guaranteed not to exceed 150% of the 1980 CSO (unisex) Tables (with smoker/nonsmoker modifications for non-juvenile insureds.) Generally the current automatic issue rates will exceed current cost of insurance rates for a comparable underwritten Policy.

    Some group or sponsored arrangements may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of automatic issue or for amounts of insurance above our automatic issue limits. However, they may not choose automatic issue for some members of the group and simplified underwriting for others. There is no extra insurance charge for Policies issued on a simplified underwriting basis. The preferred smoker and nonsmoker classes are not available for these Policies.

    CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

    MORTALITY AND EXPENSE RISK CHARGE. We charge the Sub-Accounts of the Variable Account for our mortality and expense risks.

    Currently, the charge is made daily at an annual rate of .25% of the Sub-Accounts' assets. The charge is reduced to an annual rate of .20% for:

    -- A Policy not used in a business situation or in a tax-qualified pension plan which has a face amount (including any Level Term Insurance Rider) of at least $500,000;

    -- A Policy used in a business situation or in a tax-qualified pension plan where either (1) the average face amount (including Level Term Insurance) is at least $500,000 or (2) the Policies are issued on the lives of at least 25 persons and the average face amount (including Level Term Insurance) is at least $250,000.

We have the right to increase the charge, up to a maximum annual rate of .50%. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

    CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "NELICO's Income Taxes".)


    ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds. See the "Policy Charges" section under "Introduction to the Policies".

GROUP OR SPONSORED ARRANGEMENTS

    We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are tax-qualified pension plans and non-tax qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

    We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-tax qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

    The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                    PREMIUMS

FLEXIBLE PREMIUMS

    Within limits, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $25 ($10 for payments made through the Master Service Account, described below, or certain other monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum.

    You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You can change your Planned Premium schedule by sending your request to us. However, you cannot increase the amount of your Planned Premium unless we consent, and we may require underwriting.

    You may make payments by check or money order. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have us withdraw your premium payments from your bank checking account or Nvest Cash Management Trust account. (This is known as the Master Service Account arrangement.)

    Federal tax law limits the amount of premiums that you can pay under the Policy. In addition, if any payments under the Policy exceed the "7-pay test" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay test". (See "Tax Considerations".) You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

    We allocate net payments to your Policy's Sub-Accounts as of the date we receive the payment. (See "Receipt of Communications and Payments at NELICO's Home Office".)

    Under our current processing, we treat a payment first as a Planned Premium, second as repayment of Policy loan interest due, and last as an unscheduled payment, unless you instruct us otherwise in writing. (For Policies issued in
                                                       ----------------------
New York, we treat a payment as a Planned Premium when a Policy loan is
--------
outstanding only if the payment is in the exact amount of the Planned Premium
            ----
next due; otherwise, we treat it first as repayment of Policy loan interest due, second as a Planned Premium, and last as an unscheduled payment.) We do not treat a payment as repayment of a Policy loan unless you instruct us to.

    If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loan Provision" and "Deductions from Premiums".)

    You can protect your Policy against lapse during the first five Policy years by paying a Minimum Premium.


    MINIMUM PREMIUMS. In general, if you pay the five-year Minimum Premium amount on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance, at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. The guarantee will not apply if you substitute the insured or reinstate the Policy. We recalculate the Minimum Premium if (1) you reduce the face amount or make a partial surrender that reduces the face amount, (2) you increase or decrease rider coverage, or (3) the rating classification for your Policy is improved or we correct a misstatement of the insured's age or sex. We base the Minimum Premium amount (shown in your Policy) on your Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, current Policy charges and any riders to the Policy.


    Under Policies issued in New Jersey, if you have met the requirements for the five-year Minimum Premium death benefit guarantee at the end of the five year guarantee period, the Minimum Premium death benefit guarantee will continue to apply during the sixth Policy year as long as (a) payments made during that Policy year, less partial surrenders and loans made in that year, equal (b) the guaranteed maximum Policy charges plus the applicable Surrender Charge for the sixth Policy year.

LAPSE AND REINSTATEMENT

    LAPSE. Unless your Policy is protected by the five-year Minimum Premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of a premium large enough to pay the amount due. The amount due is the lesser of: a premium large enough to cover the Monthly Deduction and all deductions from the premium; and a premium large enough to permit the five-year Minimum Premium death benefit to be in effect. We will tell you the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the amount due for the period before the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

    REINSTATEMENT. If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

    If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges that vary by duration of the Policy (unlike, for example, cost of insurance charges that vary by age of the insured), we do not count the amount of time that a Policy was lapsed.

                             OTHER POLICY FEATURES

INCREASE IN FACE AMOUNT

    The Policy provides that, after the first Policy year, you may increase the face amount. Currently, we administer requests for increases in face amount by issuing a new Policy with a face amount equal to the requested increase in face amount (an "Increase Policy"). Under Increase Policies, we generally waive the monthly Policy Fee; we usually base the monthly administrative charge on the Policy year of the initial Policy; the minimum required face amount for an Increase Policy is $25,000; and you may reduce the face amount of the Increase Policy to below $25,000. Otherwise, an Increase Policy is subject to the same terms and conditions as Policies we are currently issuing at the time of the increase unless we are required to issue a Policy with the same terms and conditions as the Policy you purchased.

    We may in the future administer face amount increases as increases in the face amount of the initial Policy. A maximum Face Amount Increase Administrative Charge of $2.50 per $1,000 of the face amount increase will apply to each increase when it takes effect. Certain terms and conditions will apply to increases in face amount, as outlined in the Policy. A separate Target Premium amount will apply to the face amount increase, based on the insured's age and underwriting class at the time of the increase. The Policy's Surrender Charge schedule will apply separately to each face amount segment, starting with the effective date of the face amount segment. Monthly Deductions (including cost of insurance charges) will be based on the increase in coverage and will reflect, in whole or in part, any change in risk classification of the insured, according to our rules. (See

"Charges and Expenses".) An increase in face amount may have tax consequences. You should consult a tax advisor before increasing the face amount.

    When increases in the face amount of the initial Policy are available, we will give Policy Owners who have purchased Increase Policies an opportunity to consolidate coverage under initial and Increase Policies. The Face Amount Increase Administrative Charge will not apply to the consolidation. Consolidation of coverage may raise issues under federal tax law. You should consult a tax advisor before requesting a consolidation.

    For Policies issued in some business situations on an automatic issue basis, we may offer annual face amount increases which are related to increases in salary or which are based on a fixed annual percentage (the "Salary Refresh" program). We determine limits on the annual and/or total amount of face increases per Policy that we will permit on an automatic issue basis at issue. Increases over this limit will require underwriting. The Salary Refresh program is not available for Policies with the Option 2 death benefit.

    We may also offer the Salary Refresh program for Policies issued on an underwritten basis in some business situations. Any Salary Refresh face amount increases under these Policies are underwritten in connection with the application for the initial face amount of the Policies, and are subject to limits that we determine at that time.

    The terms and conditions of the Salary Refresh program are contained in our published rules which are furnished at the time of application.

LOAN PROVISION

    You may borrow all or part of the Policy's "loan value" at any time after the Right to Return the Policy period. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at NELICO's Home Office".) You should contact our Home Office or your registered representative for information on loan procedures.

    The Policy's loan value equals:

    (i) 90% (or more if required by state law) of the Policy's "projected cash value"; minus

    (ii) the Policy's Surrender Charge on the next Planned Premium due date or, if greater, on the date the loan is made; minus

    (iii)  loan interest to the next loan interest due date.

    The "projected cash value" is the cash value projected to the next Policy anniversary or, if earlier, to the next Planned Premium due date, at a 4% rate and using current Policy charges. The loan value available is reduced by any outstanding loan plus interest. We currently intend to base the loan value on 100% of the Policy's projected cash value, rather than 90%, for Policy years 16 and after.


    EXAMPLE: Using the Policy illustrated on page A-44 assume that the Policy's Planned Premiums have been paid and that the Policy's Sub-Accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 4.95%). After the premium payment on the 10th Policy anniversary, the maximum amount that you could borrow would be determined as follows under (i) an annual premium payment schedule and (ii) a quarterly premium payment schedule:



                                                              ANNUAL    QUARTERLY
                                                              ------    ---------
(1)  Cash Value after Premium Payment on 10th Policy
  Anniversary...............................................  $7,528     $6,890
(2)  Cash Value Projected at a Constant Annual Rate of
Return of 4% to the
     (a) 11th Policy Anniversary............................   7,615
     (b) Next Planned Premium Due Date......................              6,905
(3)  90% of Amount Calculated in (2)........................   6,854      6,215
(4)  Amount Calculated in (3), Reduced by the Applicable
  Surrender Charge..........................................   6,748      6,109
(5)  Amount Calculated in (4), Reduced by Loan Interest to
  the Next Interest Due Date................................   6,396      5,791


    A Policy loan reduces the Policy's cash value in the Sub-Accounts by the amount of the loan. A loan repayment increases the cash value in the Sub-Accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans first to the Sub-Accounts of the Variable Account in proportion to the cash value in each, and then the Fixed Account. We allocate loan repayments first to the outstanding loan balance attributed to the Fixed Account and then to the Sub-Accounts of the Variable Account in proportion to the cash value in each.

    The interest rate charged on Policy loans is an effective rate of 5.5% per year (using simple interest during the year). Interest accrues daily and is due on the Policy anniversary. If not paid at that time, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the amount in each. The amount we take from the Policy's Sub-Accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4% per year. The rate we currently credit is 4% per year for the first 15 Policy years, 5.25% for Policy years 16 through 25, and 5.40% thereafter. (You should consult a tax advisor as to the tax consequences associated with a Policy loan outstanding after the first 15 Policy years.) We credit this interest amount to the Policy's Sub-Accounts annually, in proportion to the cash value in each.

    The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

    If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".)


    Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. A tax advisor should be consulted when considering a loan.



    If you surrender your Policy or your Policy lapses while there is an outstanding loan balance, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value of the Policy may be insufficient to pay the income tax on your gains.


    If Policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if the Surrender Charge would be greater, on the date the calculation is made), we notify you that the Policy is going to terminate. (This is called an "excess Policy loan". We test for an excess Policy loan on each monthly processing date and in connection with other Policy processing transactions.) The Policy terminates without value 62 days after we mail the notice unless you pay us the excess Policy loan amount within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)

    Department of Labor regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. See "Tax Considerations".

SURRENDER

    You may surrender a Policy for its net cash value at any time while the insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive the surrender request. The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) We increase the net cash value paid on surrender by the portion of any cost of insurance charge we deducted for the period beyond the date of surrender. If you surrender the Policy during the grace period, we reduce the net cash value by an amount to cover the Monthly Deduction to the date of surrender. You may apply all or part of the net cash value to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

    You may make a partial surrender of the Policy after the Right to Return the Policy period, to receive a portion of its net cash value. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Target Premium, on which we base any future Surrender Charges. A partial surrender may also reduce rider benefits. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

    We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 75% of the Policy's net cash value per year, if there is sufficient available loan value. (In some business situations or for some tax-qualified pension plans we may permit you to withdraw a higher percentage of the net cash value.)

    We deduct any Surrender Charge that applies to the partial surrender from the Policy's remaining cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge that can be applied under your Policy.

    You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums".

    A partial surrender first reduces the Policy's cash value in the Sub-Accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. (See "The Fixed Account" below.) We determine the amount of net cash value paid upon partial surrender as of the date when we receive a request. You can contact your registered representative or the Home Office for information on partial surrender procedures.

    A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax advisor regarding the tax consequences. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

    You may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which pays a portion of the Policy's net cash value to you.)

    If you decrease the face amount of your Policy, we also decrease the Target Premium, on which we base any future Surrender Charges. We deduct any Surrender Charge that applies from the Policy's cash value when you reduce its face amount.

    A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit unless we deducted a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable because it will not reduce your death benefit or cost of insurance charges and may result in a Surrender Charge.) We also may decrease any rider benefits attached to the Policy. The face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent; special rules apply in business situations.

    A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy. In these cases, you may need a partial surrender of cash value to comply with Federal tax law.

    A face amount reduction takes effect as of the date when we receive a request. You can contact your registered representative or the Home Office for information on face reduction procedures.

    A reduction in the face amount of a Policy may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

INVESTMENT OPTIONS

    You can allocate your Policy's premiums among the Sub-Accounts of the Variable Account and the Fixed Account in any combination, as long as you choose no more than 10 accounts (including the Fixed Account) at any one time. The Policy provides that you must allocate a minimum of 10% of the premium to each Sub-Account selected in whole percentages; currently we will permit you to allocate any whole percentage to a Sub-Account. You can allocate your Policy's cash value among no more than 10 accounts (including the Fixed Account) at any one time.

    You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Receipt of Communications and Payments at NELICO's Home Office.")

    See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION

    After the Right to Return the Policy period, you may transfer your Policy's cash value between Sub-Accounts. We reserve the right to limit sub-account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of sub-account transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. We treat all Sub-Account transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at NELICO's Home Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

    We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Policy owners. In addition, certain Eligible Funds may restrict or refuse purchases or redemptions of their shares as a result of certain market timing activities. You should read the prospectuses of the Eligible Funds for more details.


    You may request a Sub-Account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.


    We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.



    Telephone, facsimile, and computer systems may not always be available. Any telephone facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.


DOLLAR COST AVERAGING

    We plan to offer an automated transfer privilege called dollar cost averaging. The same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

    Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each period (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your allocation of cash value to no more than 10 accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each account that you select under this feature. If we exercise our right to limit the number of transfers in the future, transfers made under the dollar cost averaging program may count against the transfers allowed in a Policy year. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting our Home Office. You may participate in the dollar cost averaging program while you are participating in the asset rebalancing program as long as the Sub-Account from which you are transferring cash value under the dollar cost averaging program is not included in the asset rebalancing program.
                                 ---
(See "Asset Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature.

    Ask your registered representative about the availability of this feature.

ASSET REBALANCING

    We plan to offer an asset rebalancing program for cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those Sub-Accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

    You can select an asset rebalancing program when you apply for the Policy or at a later date by contacting our Home Office. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts. You may participate in the asset rebalancing program while you are participating in the dollar cost averaging program as long as the Sub-Account from which you are transferring cash value under the dollar cost averaging program is not included in the asset rebalancing program. (See "Dollar Cost Averaging" above). On the last day of each period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Home Office. If we exercise our right to limit the number of transfers in the future, transfers made under the asset rebalancing program may count against the transfers allowed in a Policy year. There is no extra charge for this feature.

    Ask your registered representative about the availability of this feature.

SUBSTITUTION OF INSURED PERSON

    Subject to state insurance department approval, we offer a rider benefit that permits you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to some restrictions and may result in a cost or credit to you. This feature is not available to tax-qualified pension plans. A substitution of the insured person is a taxable exchange. In addition, a substitution of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law and, therefore, may require a partial surrender of cash value. (No Surrender Charge will apply.)

    Your registered representative can provide current information on the availability of the rider. You should consult your tax advisor before substituting the insured person under your Policy.

PAYMENT OF PROCEEDS

    We ordinarily pay any net cash value, loan value or death benefit proceeds from the Sub-Accounts within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at NELICO's Home Office".) However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Sub-Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that an emergency exists that makes payments or Sub-Account transfers impractical, or
(iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

    We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

    The beneficiary can elect our Total Control Account program for payment of death proceeds at any time before we pay them. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account gives convenient access to the proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.

    Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

24 MONTH RIGHT

    GENERAL RIGHT. Generally, during the first 24 months after the Policy's issue date, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us. Increase Policies have the same 24 Month Right.


    You may exercise this privilege only once within 24 months after issue. If we exercise our right to limit the number of transfers in the future, transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Transfers of cash value back to one or more Sub-Accounts of the Variable Account are subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").


    The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations and you then wish to exercise the 24 Month Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your exercise of the 24 Month Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your exercise of the 24 Month Right.

    FOR POLICIES ISSUED IN MARYLAND AND NEW JERSEY. Under Policies issued in Maryland and New Jersey, you can exchange the face amount of your Policy for a fixed benefit life insurance policy provided that you repay any policy loans and
(1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. The new policy will have the same issue age, underwriting class and policy date as the variable life policy had. We will attach any riders to the original Policy to the new policy if they are available.

    Contact us or your registered representative for more specific information about the 24 Month Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

    GROUP OR SPONSORED ARRANGEMENTS. For a Policy issued to some group or sponsored arrangements, we offer the additional option of exchanging the Policy at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. (Availability of this feature depends on state insurance department approval. It is not available to any tax-qualified pension plan.) Contact us or your registered representative for more information about this feature.

PAYMENT OPTIONS

    We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or the Home Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted.

    The following payment options are available:

    (i)INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

    (ii)LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

    (iii)LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

    (iv)INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

    (v)SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

    (vi)LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

    You need our consent to use an option if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

    You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

    There may be circumstances in which it will be to your economic advantage to include a significant portion or percentage of your insurance coverage under a level term insurance rider. In many other circumstances, it may be in your interest to obtain a Policy without term rider coverage. These circumstances depend on many factors, including the premium levels and amount and duration of coverage you choose, as well as the age, sex and risk classification of the insured.

    Reductions in or elimination of term rider coverage do not trigger a Surrender Charge, and use of a term rider generally reduces sales compensation. Your registered representative can provide you more information on the uses of term rider coverage.

    The following riders are available:

    LEVEL TERM INSURANCE, which provides term insurance.

    WAIVER OF MONTHLY DEDUCTION, which provides for waiver of Monthly Deductions upon the disability of the insured.

    TEMPORARY TERM INSURANCE, which provides for insurance from the date of issue to the Policy Date.

    CHILDREN'S INSURANCE, which provides insurance on the life of the insured's children.

    Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

POLICY OWNER AND BENEFICIARY

    The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

    The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

    A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or the Home Office for the procedure to follow.

    You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                              THE VARIABLE ACCOUNT

    We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

    Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we may conduct. We believe this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values under our variable life insurance policies issued by the Variable Account. We may transfer to our general account assets which exceed the reserves and other liabilities of the Variable Account. We will consider any possible adverse impact such a transfer might have on the Variable Account.

    Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

    Sub-Accounts of the Variable Account that are available in this Policy invest in the following Eligible Funds:

    The Zenith Back Bay Advisors Money Market Series. Its investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.

    The Zenith Back Bay Advisors Bond Income Series. Its investment objective is a high level of current income consistent with protection of capital.

    The Zenith Capital Growth Series. Its investment objective is the long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.


    The Zenith Back Bay Advisors Managed Series. Its investment objective is a favorable total return through investment in a diversified portfolio.


    The Zenith Westpeak Growth and Income Series. Its investment objective is long-term total return through investment in equity securities.

    The Zenith Harris Oakmark Mid Cap Value Series (formerly, the Goldman Sachs Midcap Value Series). Its investment objective is long-term capital appreciation.


    The Zenith Loomis Sayles Small Cap Series. Its investment objective is long-term capital growth from investments in common stocks or other equity securities.



    The Zenith Balanced Series (formerly, the Loomis Sayles Balanced Series). Its investment objective is long-term total return from a combination of capital appreciation and current income.


    The Zenith Davis Venture Value Series. Its investment objective is growth of capital.

    The Zenith Alger Equity Growth Series. Its investment objective is long-term capital appreciation.


    The Zenith MFS Investors Trust Series (formerly, the MFS Investors Series). Its investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.


    The Zenith MFS Research Managers Series. Its investment objective is long-term growth of capital.


    The Metropolitan Putnam Large Cap Growth Portfolio. Its investment objective is capital appreciation.



    The Metropolitan Janus Mid Cap Portfolio. Its investment objective is long-term growth of capital.



    The Metropolitan Russell 2000 Index Portfolio. Its investment objective is to equal the return of the Russell 2000 Index.



    The Metropolitan Putnam International Stock Portfolio. Its investment objective is long-term growth of capital.



    The Metropolitan MetLife Stock Index Portfolio.* Its investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index.



    The Metropolitan MetLife Mid Cap Stock Index Portfolio.* Its investment objective is to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index.



    The Metropolitan Morgan Stanley EAFE Index Portfolio.* Its investment objective is to equal the performance of the MSCI EAFE Index.



    The Metropolitan Lehman Brothers Aggregate Bond Index Portfolio.* Its investment objective is to equal the performance of the Lehman Brothers Aggregate Bond Index.



    The Metropolitan State Street Research Aurora Small Cap Value Portfolio.* Its investment objective is high total return, consisting principally of capital appreciation.



    The Metropolitan Janus Growth Portfolio.* Its investment objective is long-term growth of capital.



    The Metropolitan State Street Research Investment Trust Portfolio (formerly, the State Street Research Growth Portfolio).*+ Its investment objective is long-term growth of capital and income and moderate current income.



    The Metropolitan Franklin Templeton Small Cap Growth Portfolio.*+ Its investment objective is long-term capital growth.



    The Metropolitan Neuberger Berman Partners Mid Cap Value Portfolio.*+ Its investment objective is capital growth.



    The Met Investors MFS Mid-Cap Growth Portfolio.*+ Its investment objective is long-term growth of capital.



    The Met Investors PIMCO Innovation Portfolio.*+ Its investment objective is to seek capital appreciation; no consideration is given to income.


    The VIP Equity-Income Portfolio. It seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

    The VIP Overseas Portfolio. It seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

    The VIP High Income Portfolio. It seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.


    The VIP II Asset Manager Portfolio. It seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.



    The American Funds Insurance Series American Funds Growth Fund.* Its investment objective is to seek capital appreciation through stocks.



    The American Funds Insurance Series American Funds Growth-Income Fund.* Its investment objective is to seek capital appreciation and income.



    The American Funds Insurance Series American Funds Global Small Capitalization Fund.* Its investment objective is to seek capital appreciation through stocks.

------------

*Availability of these Portfolios is subject to any necessary state insurance department approvals.



+Scheduled to be available in the fourth quarter of 2001.



    The Zenith Fund, the Metropolitan Series Fund, Inc. and the Met Investors Series Trust are open-end management investment companies, more commonly known as mutual funds. These funds are available as investment vehicles for separate investment accounts of MetLife, NELICO, and other life insurance companies.



    VIP, VIP II and the American Funds Insurance Series are mutual funds that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.


    The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

    The Eligible Funds' investment objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks, is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

    The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

INVESTMENT MANAGEMENT


    MetLife Advisers, LLC (formerly New England Investment Management, LLC) is the investment adviser for the series of the Zenith Fund. The chart below shows the sub-adviser for each series of the Zenith Fund. MetLife Advisers, which is an affiliate of NELICO, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.



                   SERIES                                         SUB-ADVISER
                   ------                                         -----------
Capital Growth                                   Capital Growth Management Limited
                                                 Partnership*
Back Bay Advisors Money Market                   Back Bay Advisors, L.P.**
Back Bay Advisors Bond Income                    Back Bay Advisors, L.P.**
Back Bay Advisors Managed                        Back Bay Advisors, L.P.**
Westpeak Growth and Income                       Westpeak Investment Advisors, L.P.
Loomis Sayles Small Cap                          Loomis, Sayles & Company, L.P.
Balanced                                         Wellington Management Company, LLP
Harris Oakmark Mid Cap Value                     Harris Associates L.P.
Davis Venture Value                              Davis Selected Advisers, L.P.***
Alger Equity Growth                              Fred Alger Management, Inc.
MFS Investors Trust                              Massachusetts Financial Services Company
MFS Research Managers                            Massachusetts Financial Services Company


------------

  * Effective May 1, 2001, MetLife Advisers became the investment adviser to the Capital Growth Series and Capital Growth Management Limited Partnership became the sub-adviser.



 **CDC IXIS Asset Management North America, L.P. ("CDC IXIS"), the parent of
   Back Bay Advisors, L.P., has informed MetLife Advisers that CDC IXIS intends to terminate the operations of Back Bay Advisors in the near future. MetLife Advisers will be hiring a new sub-adviser for the series. Affected Policy Owners will receive further information when a new sub-adviser is hired.



*** Davis Selected may also delegate any of its responsibilities to Davis
    Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.



    In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Growth and Income Series, Harris Oakmark Mid Cap Value Series and Loomis Sayles Small Cap Series, MetLife Advisers became the adviser on May 1, 1995. The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis, Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser. For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.



    MetLife Advisers became the investment manager for the Metropolitan Series Fund Portfolios on May 1, 2001. Prior to that time, MetLife was the investment manager. For more information regarding the investment manager and sub-investment managers of the Metropolitan Series Fund Portfolios, see the Metropolitan Series Fund prospectus attached at the end of this prospectus and its Statement of Additional Information. The following chart shows the sub-investment manager for each portfolio of the Metropolitan Series Fund.

                  PORTFOLIO                                 SUB-INVESTMENT MANAGER
                  ---------                                 ----------------------
Putnam Large Cap Growth                          Putnam Investment Management, LLC
Janus Mid Cap                                    Janus Capital Corporation
Russell 2000 Index                               Metropolitan Life Insurance Company*
Putnam International Stock                       Putnam Investment Management, LLC
MetLife Stock Index                              Metropolitan Life Insurance Company*
MetLife Mid Cap Stock Index                      Metropolitan Life Insurance Company*
Morgan Stanley EAFE Index                        Metropolitan Life Insurance Company*
Lehman Brothers Aggregate Bond Index             Metropolitan Life Insurance Company*
State Street Research Aurora Small Cap Value     State Street Research and Management Company
Janus Growth                                     Janus Capital Corporation
State Street Research Investment Trust+          State Street Research and Management Company
Franklin Templeton Small Cap Growth+             Franklin Advisers, Inc.
Neuberger Berman Partners Mid Cap Value+         Neuberger Berman Management Inc.


------------

+Scheduled to be available in the fourth quarter of 2001.



*Metropolitan Life Insurance Company became the sub-investment manager on May 1,
 2001.



    Met Investors Advisory Corp. (formerly known as Security First Management Corp.) is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company and is the investment adviser for the Portfolios of the Met Investors Series Trust. For more information regarding the MFS Mid-Cap Growth Portfolio and the PIMCO Innovation Portfolio, see the Met Investors Series Trust prospectuses attached at the end of this prospectus and their Statement of Additional Information. The two Portfolios of the Met Investors Series Trust are scheduled to be available in the fourth quarter of 2001.


    Fidelity Management & Research Company ("FMR") is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income and VIP II Asset Manager Portfolios and FMR, see the VIP and VIP II prospectuses attached at the end of this prospectus and their Statements of Additional Information.


    Capital Research and Management Company ("Capital Research") is the investment adviser for the American Funds Insurance Series. For more information regarding the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund, see the American Funds Insurance Series prospectuses attached at the end of this prospectus and their Statement of Additional Information.



SUBSTITUTION OF INVESTMENTS



    If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.



SHARE CLASSES OF THE ELIGIBLE FUNDS



    The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Zenith Fund, Metropolitan Series Fund and Met Investors Series Trust, we offer Class A shares only, for VIP and VIP II we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

                               THE FIXED ACCOUNT

    THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT. IT IS NOT AVAILABLE UNDER POLICIES ISSUED IN NEW JERSEY.

    You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

    Our general account includes all of our assets except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the Fixed Account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

    We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. Any loan repayment allocated to the Fixed Account is credited with the lesser of our current interest rate and the effective interest rate for your Policy's cash value in the Fixed Account on the date of the repayment. The Fixed Account effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

    Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Sub-Accounts in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

    Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

    We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

    Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. (See "Other Policy Features".) The following special rules apply to the Fixed Account.

    TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT ONLY IF WE RECEIVE THE TRANSFER REQUEST WITHIN THE 30 DAY PERIOD AFTER THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR HOME OFFICE.

    THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. We may limit the total number of transfers among Sub-Accounts and from the Sub-Accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New York). We currently do not limit the number of these transfers in a Policy year.

    Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Sub-Accounts and not the Fixed Account. If there is not enough cash value in the Policy's Sub-Accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's Sub-Accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

    Unless you request otherwise, we take partial surrenders only from the Policy's Sub-Accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

    We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.


                          DISTRIBUTION OF THE POLICIES



    We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"), and are registered with the National Association of Securities Dealers, Inc. and with the states in which they do business. Registered representatives with New England Securities are also licensed as insurance agents in the states in which they do business and are appointed with NELICO. New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. More information about New England Securities and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.



    New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay sales commissions for sale of the Policies and the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.



    We pay the following commissions and/or service fees to the selling agent: a maximum of 50% of the Commission Breakpoint Premium paid in the first Policy year, a maximum of 5% in Policy years two through ten, and a maximum of 3% thereafter. Agents receive a maximum commission of 3% of each payment in excess of the Commission Breakpoint Premium in any year. For Policies sold in connection with certain executive benefit plans the maximum commissions are: 20% of the Commission Breakpoint Premium in the first Policy year, 10% in Policy years two through ten, and 2% thereafter. For these Policies we will pay a maximum commission of 3.5% of each payment in excess of the Commission Breakpoint Premium in Policy years one through ten, and 2% of such excess premiums thereafter. Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation. Agents may receive a portion of the general agent's expense reimbursement allowance. All or a portion of commissions may be returned if the Policy is not continued through the first Policy year.



    New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, commissions paid to the broker-dealer on behalf of the registered representative will not exceed those described above. Selling firms may retain a portion of commissions. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic commission for the particular Policy year. We pay commissions through the registered broker-dealer, and may pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.



    New England Securities does not retain any override as distributor for the Policies. However, New England Securities' operating and other expenses are paid for by NELICO. Also, New England Securities or an affiliate may receive 12b-1 fees from the American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Small Capitalization Fund.



    Because registered representatives of New England Securities are also agents of NELICO, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that NELICO offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

    We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the Variable Account.



    We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


                LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

    Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application.

MISSTATEMENT OF AGE OR SEX

    If the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

SUICIDE

    If the insured commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

                               TAX CONSIDERATIONS

INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY


    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policies should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard or automatic issue basis and Policies with term riders added, and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so.


    In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts, due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

    In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

    The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

    IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

    Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

    If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

        (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

        (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

    If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

    Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy years are less clear and a tax adviser should be consulted about such loans.

    Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

    INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

    POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.


    MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

    OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

    The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.


    If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.


    Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

    Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


    NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.



    ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policyowner is subject to that tax.


    We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

    POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

    Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

    Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                   MANAGEMENT

    The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO

        NAME AND PRINCIPAL                           PRINCIPAL BUSINESS EXPERIENCE
         BUSINESS ADDRESS                              DURING THE PAST FIVE YEARS
        ------------------                           -----------------------------
James M. Benson...................    Chairman, President and Chief Executive Officer of NELICO
                                      since 1998 and President, Individual Business of
                                        Metropolitan Life Insurance Company since 1999; formerly,
                                        Director, President and Chief Operating Officer 1997-1998
                                        of NELICO; President and Chief Executive Officer 1996-1997
                                        of Equitable Life Assurance Society; President and Chief
                                        Operating Officer 1996-1997 of Equitable Companies, Inc.;
                                        President and Chief Operating Officer 1994-1996 of
                                        Equitable Life Assurance Society.
Susan C. Crampton.................    Director of NELICO since 1996 and serves as Principal of The
  6 Tarbox Road                       Vermont Partnership, a business consulting firm located in
  Jericho, VT 05465                     Jericho, Vermont since 1989; formerly, Director 1989-1996
                                        of New England Mutual.
Edward A. Fox.....................    Director of NELICO since 1996 and Chairman of the Board of
  R.R. Box 67-15                      SLM Holdings since 1997; formerly, Director 1994-1996 of New
  Harborside, ME 04642                  England Mutual.
George J. Goodman.................    Director of NELICO since 1996 and author, television
  Adam Smith's Global Television      journalist, and editor.
  50th Floor, Craig Drill Capital
  General Motors Building
  767 Fifth Street
  New York, NY 10153
Dr. Evelyn E. Handler.............    Director of NELICO since 1996 and President of Merrimack
  Ten Sterling Place                  Higher Education Associates, Inc. since 1998; formerly,
  Bow, NH 03304                         Director 1987-1996 of New England Mutual and Executive
                                        Director and Chief Executive Officer 1994-1997 of the
                                        California Academy of Sciences.
Philip K. Howard, Esq.............    Director of NELICO since 1996 and Partner of the law firm of
  Covington & Burling                 Covington & Burling in New York City.
  1330 Avenue of the Americas
  New York, NY 10019
Bernard A. Leventhal..............    Director of NELICO since 1996; formerly, Vice Chairman of
  Burlington Industries               the Board of Directors 1995-1998 of Burlington Industries,
  1345 Avenue of the Americas           Inc.
  17th Floor
  New York, NY 10105
Thomas J. May.....................    Director of NELICO since 1996 and Chairman and Chief
  NSTAR                               Executive Officer of NSTAR since 2000; formerly, Chairman,
  800 Boylston Street                   President and Chief Executive Officer of Boston Edison
  Boston, MA 02199                      Company 1994-2000 and, Director 1994-1996 of New England
                                        Mutual.
Stewart G. Nagler.................    Director of NELICO since 1996 and Vice Chairman and Chief
  Metropolitan Life Insurance Co.     Financial Officer of Metropolitan Life Insurance Company
  One Madison Avenue                    since 1998; formerly, Senior Executive Vice President and
  New York, NY 10010                    Chief Financial Officer 1986-1998 of Metropolitan Life
                                        Insurance Company.
Catherine A. Rein.................    Director of NELICO since 1998 and President and Chief
  Metropolitan Property and           Executive Officer of Metropolitan Property and Casualty
  Casualty Insurance Company            since 1999; formerly, Senior Executive Vice President
  700 Quaker Lane                       1998-1999; Executive Vice President 1989-1998 of
  Warwick, RI 02887                     Metropolitan Life Insurance Company.
Rand N. Stowell...................    Director of NELICO since 1996 and President of United Timber
  P.O. Box 60                         Corp. and President, Randwell Co. since 2000 of Weld, Maine;
  Weld, ME 04285                        formerly, Director 1990-1996 of New England Mutual.
Lisa M. Weber.....................    Director of NELICO since 2000 and Executive Vice President
  Metropolitan Life                   of Metropolitan Life Insurance Company since 1998; formerly,
  Insurance Company                     Director of Diversity Strategies and Development and an
  One Madison Avenue                    Associate Director of Human Resources of Paine Webber.
  New York, New York 10010

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS


                                                     PRINCIPAL BUSINESS EXPERIENCE
               NAME                                    DURING THE PAST FIVE YEARS
               ----                                  -----------------------------
James M. Benson...................    See Directors above.
David W. Allen....................    Senior Vice President of NELICO since 1996 and Vice
                                      President of Metropolitan Life Insurance Company since 2000;
                                        formerly, Senior Vice President 1994-1996 and Vice
                                        President 1990-1994 of New England Mutual.
Pauline V. Belisle................    Senior Vice President of NELICO since 1996 and Vice
                                      President of Metropolitan Life Insurance Company since 2000;
                                        formerly, Senior Vice President 1994-1996 of New England
                                        Mutual.
Mary Ann Brown....................    President, New England Products and Services of NELICO since
                                      1998 and Senior Vice President of Metropolitan Life
                                        Insurance Company since 2000; formerly, Director,
                                        Worldwide Life Insurance 1997-1998 of Swiss Reinsurance
                                        New Markets; President & Chief Executive Officer 1996-1998
                                        of Atlantic International Reinsurance Company; Executive
                                        Vice President 1996-1997 of Swiss Re Atrium and Swiss Re
                                        Services and Principal 1987-1996 of Tillinghast/Towers
                                        Perrin.
Anthony J. Candito................    President, NEF Information Services of NELICO and Chief
                                      Information Officer since 1998 and Senior Vice President of
                                        Metropolitan Life Insurance Company since 2000; formerly,
                                        Senior Vice President 1996-1998 of NELICO; Senior Vice
                                        President 1995-1996 and Vice President 1994-1995 of New
                                        England Mutual.
Thom A. Faria.....................    President, Career Agency System of NELICO since 1996 and
                                      President - NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Executive Vice President in
                                        1996; Senior Vice President 1993-1996 of New England
                                        Mutual.
Anne M. Goggin....................    Senior Vice President and General Counsel of NELICO since
                                      2000 and Chief Counsel - Individual Business of Metropolitan
                                        Life Insurance Company since 2000; formerly, Senior Vice
                                        President and Associate General Counsel 1997-2000; Vice
                                        President and Counsel of NELICO in 1996; Vice President
                                        and Counsel 1994-1996 of New England Mutual.
Daniel D. Jordan..................    Second Vice President, Counsel, Secretary and Clerk of
                                      NELICO since 1996 and Associate General Counsel of
                                        Metropolitan Life Insurance Company since 2001; formerly,
                                        Counsel and Assistant Secretary 1990-1996 of New England
                                        Mutual.
Alan C. Leland, Jr. ..............    Senior Vice President of NELICO since 1996 and Vice
                                      President of Metropolitan Life Insurance Company since 2000;
                                        formerly, Vice President 1984-1996 of New England Mutual.
George J. Maloof..................    Senior Vice President of NELICO since 1996 and Senior Vice
                                      President - NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1991-1996 of
                                        New England Mutual.
Kenneth D. Martinelli.............    Senior Vice President of NELICO since 1999 and Senior Vice
                                      President - NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1997-1999 of
                                        NELICO and Vice President 1994-1997 of The Equitable Life
                                        Assurance Company.
Thomas W. McConnell...............    Senior Vice President of NELICO since 1996 and Director,
                                      Chief Executive Officer and President of New England
                                        Securities Corporation since 1993.
Hugh C. McHaffie..................    Senior Vice President of NELICO since 1999 and Senior Vice
                                      President of Metropolitan Life Insurance Company since 2000;
                                        formerly, Vice President 1994-1999 of Manufacturers Life
                                        Insurance Company of North America.
Stephen J. McLaughlin.............    Senior Vice President of NELICO since 1999 and Senior Vice
                                      President - NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1996-1999 of
                                        NELICO and Vice President 1994-1996 of New England Mutual.
Thomas W. Moore...................    Senior Vice President of NELICO since 1996 and Senior Vice
                                      President - NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1990-1996 of
                                        New England Mutual.
David Y. Rogers...................    Executive Vice President and Chief Financial Officer of
                                      NELICO since 1999 and Senior Vice President of Metropolitan
                                        Life Insurance Company since 2000; formerly, Partner,
                                        Actuarial Consulting 1992-1999 of Price Waterhouse Coopers
                                        LLP.

                                                     PRINCIPAL BUSINESS EXPERIENCE
               NAME                                    DURING THE PAST FIVE YEARS
               ----                                  -----------------------------
John G. Small, Jr. ...............    President, New England Services of NELICO since 1997 and
                                      Vice President of Metropolitan Life Insurance Company since
                                        2000; formerly, Senior Vice President 1996-1997 of NELICO
                                        and Senior Vice President 1990-1996 of New England Mutual.


    The principal business address for each of the directors and executive officers is the same as NELICO's except where indicated.

                                 VOTING RIGHTS

    We own Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

    Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to
(ii) the total cash value in that Sub-Account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

    We will vote Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

    The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

    We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Sub-Account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                           RIGHTS RESERVED BY NELICO

    We and our affiliates may change the voting procedures described above, and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add sub-accounts; (2) to combine sub-accounts; (3) to substitute shares of a new fund for shares of an Eligible Fund (the new fund may have different fees and expenses), to close a sub-account to allocations of premium payments or cash value or both at any time in our sole discretion, or to transfer assets to our general account as permitted by applicable law; (4) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; and (5) to deregister the Variable Account under the Investment Company Act of 1940. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

    For information about historical values of the Variable Account Sub-Accounts, call 1-800-333-2501.

    For Sub-Account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

    You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.


                                    REPORTS

    We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, subaccount transfers, lapses, surrenders and other Policy transactions when they occur.

    You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

    Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.

    Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience. We may also use "unit values" to provide information about the Variable Account's investment performance in this prospectus, marketing materials, and historical illustrations.

    Publications may use articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.

    We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

    Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

    Legal matters in connection with the Policies described in this prospectus have been passed on by Anne M. Goggin, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to federal securities laws.

                             REGISTRATION STATEMENT

    This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS


    The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


    Actuarial matters included in this prospectus have been examined by James J. Reilly, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                   APPENDIX A

                 ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
                    NET CASH VALUES AND ACCUMULATED PREMIUMS

    The tables in Appendix A illustrate the way the Policies work. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on face amounts of $100,000 and $500,000 for a male aged 40. The insured is assumed to be in the nonsmoker preferred class. The Tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. The illustrations for the $500,000 face amount reflect the lower sales charge and, in the illustrations based on current charges, the lower mortality and expense risk charge, and the lower cost of insurance charges that would apply to a Policy if issued in the personal market or if issued in business situations which qualify for those lower charges. (See "Charges and Expenses".) The illustrations do not reflect the higher current charges that would apply for tax-qualified pension plans. Illustrations show Option 1 and Option 2 death benefits.

    The illustrated death benefits, net cash values and cash values for a Policy would be different, either higher or lower, from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average during the period, if premiums were paid in other amounts or at other than annual intervals. They would also be different depending on the allocation of cash value among the Variable Account's Sub-Accounts, if the actual gross rate of return for all Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Sub-Accounts. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown on particular illustrations even if the average rate of return is achieved.


    The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, an administrative charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The net cash values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first 11 Policy years. The death benefits, net cash values and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .25% for the tables based on a face amount of $100,000, and .20% for the tables based on a face amount of $500,000 (on a current basis) and .50% (on a guaranteed basis) of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges and Expenses".) The illustrations reflect an average of the investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .75% of the average daily net assets of the Eligible Funds. This average reflects expense subsidies by the investment advisers of certain Eligible Funds that may be voluntary and of limited duration.


    Taking account of the mortality and expense risk charge and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.00%, 4.95% and 10.89%, respectively, based on the current charge for mortality and expense risks for the tables based on a face amount of $100,000, and -.95%, 5.00% and 10.94%, respectively, based on the current charge for mortality and expense risks for the tables based on a face amount of $500,000, and -1.24%, 4.68% and 10.61%, respectively, based on the guaranteed maximum charge for mortality and expense risks. (See "Net Investment Experience".)

    The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

    The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each Policy year.

    If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Where applicable, we will also furnish on request an illustration for a Policy which is not affected by the sex of the insured.

                               MALE ISSUE AGE 40

                            $920 ANNUAL PREMIUM FOR

                     NONSMOKER PREFERRED UNDERWRITING RISK
                              $100,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                               DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
         ACCUMULATED            GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY    INTEREST     ------------------------------   ----------------------------   ----------------------------
 YEAR     PER YEAR        0%         6%        12%        0%        6%        12%        0%        6%        12%
------   -----------      --         --        ---        --        --        ---        --        --        ---
   1       $   966     $100,000   $100,000   $100,000   $     0   $     0   $      0   $   342   $   377   $    411
   2         1,980      100,000    100,000    100,000        85       182        283       855       952      1,053
   3         3,045      100,000    100,000    100,000       601       794      1,003     1,346     1,539      1,748
   4         4,164      100,000    100,000    100,000     1,094     1,415      1,779     1,814     2,135      2,499
   5         5,338      100,000    100,000    100,000     1,562     2,047      2,617     2,257     2,742      3,312
   6         6,571      100,000    100,000    100,000     2,094     2,777      3,612     2,673     3,357      4,192
   7         7,865      100,000    100,000    100,000     2,597     3,513      4,680     3,061     3,977      5,143
   8         9,224      100,000    100,000    100,000     3,230     4,417      5,990     3,577     4,764      6,338
   9        10,652      100,000    100,000    100,000     3,967     5,472      7,547     4,199     5,703      7,778
  10        12,150      100,000    100,000    100,000     4,686     6,561      9,248     4,802     6,677      9,364
  15        20,845      100,000    100,000    100,000     7,497    12,081     20,064     7,497    12,081     20,064
  20        31,942      100,000    100,000    100,000     9,585    18,487     37,637     9,585    18,487     37,637
  25        46,104      100,000    100,000    100,000    10,718    25,890     66,904    10,718    25,890     66,904
  30        64,180      100,000    100,000    133,941    10,433    34,298    116,471    10,433    34,298    116,471
  35        87,249      100,000    100,000    209,218     7,809    43,635    199,255     7,809    43,635    199,255

          INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
             ON NET CASH VALUE                ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ---------------------------------
 YEAR     0%        6%        12%        0%          6%          12%
------    --        --        ---        --          --          ---
   1    -100.00%  -100.00%  -100.00%         --          --          --
   2     -91.50    -83.10    -75.32      893.77%     893.77%     893.77%
   3     -58.72    -50.44    -42.68      339.63      339.63      339.63
   4     -42.92    -34.72    -27.04      191.74      191.74      191.74
   5     -34.00    -25.85    -18.24      128.36      128.36      128.36
   6     -27.22    -19.37    -12.01       94.26       94.26       94.26
   7     -22.88    -15.21     -7.99       73.32       73.32       73.32
   8     -18.75    -11.50     -4.60       59.30       59.30       59.30
   9     -15.21     -8.42     -1.86       49.32       49.32       49.32
  10     -12.75     -6.25      0.09       41.90       41.90       41.90
  15      -8.10     -1.68      4.55       22.49       22.49       22.49
  20      -6.73      0.04      6.41       14.37       14.37       14.37
  25      -6.55      0.90      7.47       10.03       10.03       10.03
  30      -7.34      1.37      8.18        7.38        7.38        8.90
  35     -10.33      1.63      8.65        5.62        5.62        8.86


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                            $920 ANNUAL PREMIUM FOR

                     NONSMOKER PREFERRED UNDERWRITING RISK
                              $100,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                               DEATH BENEFIT                 NET CASH VALUE                CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL
         ACCUMULATED            GROSS ANNUAL                  GROSS ANNUAL                GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF              RATE OF RETURN OF           RATE OF RETURN OF
POLICY    INTEREST     ------------------------------   -------------------------   -------------------------
 YEAR     PER YEAR        0%         6%        12%        0%       6%       12%       0%       6%       12%
------   -----------      --         --        ---        --       --       ---       --       --       ---
   1       $   966     $100,000   $100,000   $100,000   $    0   $    0   $     0   $  341   $  375   $   410
   2         1,980      100,000    100,000    100,000       33      128       227      803      898       998
   3         3,045      100,000    100,000    100,000      499      684       886    1,244    1,429     1,631
   4         4,164      100,000    100,000    100,000      939    1,245     1,591    1,660    1,965     2,311
   5         5,338      100,000    100,000    100,000    1,356    1,811     2,349    2,051    2,506     3,044
   6         6,571      100,000    100,000    100,000    1,835    2,471     3,253    2,414    3,050     3,832
   7         7,865      100,000    100,000    100,000    2,285    3,131     4,216    2,748    3,595     4,680
   8         9,224      100,000    100,000    100,000    2,704    3,791     5,244    3,052    4,138     5,591
   9        10,652      100,000    100,000    100,000    3,091    4,448     6,341    3,322    4,679     6,573
  10        12,150      100,000    100,000    100,000    3,442    5,098     7,513    3,557    5,214     7,629
  15        20,845      100,000    100,000    100,000    4,050    7,624    14,210    4,050    7,624    14,210
  20        31,942      100,000    100,000    100,000    2,797    8,857    23,510    2,797    8,857    23,510
  25        46,104                 100,000    100,000             7,299    36,868             7,299    36,868
  30        64,180                            100,000                      56,989                      56,989
  35        87,249                            100,000                      91,677                      91,677

          INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
             ON NET CASH VALUE                ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ---------------------------------
 YEAR     0%        6%        12%        0%          6%          12%
------    --        --        ---        --          --          ---
   1    -100.00%  -100.00%  -100.00%         --          --          --
   2     -96.50    -87.62    -79.48      893.77%     893.77%     893.77%
   3     -63.72    -55.02    -46.90      339.63      339.63      339.63
   4     -47.50    -38.87    -30.84      191.74      191.74      191.74
   5     -38.17    -29.57    -21.61      128.36      128.36      128.36
   6     -30.87    -22.63    -14.95       94.26       94.26       94.26
   7     -26.17    -18.12    -10.61       73.32       73.32       73.32
   8     -22.96    -15.01     -7.59       59.30       59.30       59.30
   9     -20.68    -12.77     -5.39       49.32       49.32       49.32
  10     -19.02    -11.09     -3.72       41.90       41.90       41.90
  15     -17.69     -7.86      0.37       22.49       22.49       22.49
  20     -24.69     -7.63      2.28       14.37       14.37       14.37
  25               -10.58      3.46                   10.03       10.03
  30                           4.34                                7.38
  35                           5.23                                5.62


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                            $920 ANNUAL PREMIUM FOR

                     NONSMOKER PREFERRED UNDERWRITING RISK
                              $100,000 FACE AMOUNT
                             OPTION 2 DEATH BENEFIT


             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                               DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
         ACCUMULATED            GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY    INTEREST     ------------------------------   ----------------------------   ----------------------------
 YEAR     PER YEAR        0%         6%        12%        0%        6%        12%        0%        6%        12%
------   -----------      --         --        ---        --        --        ---        --        --        ---
   1       $   966     $100,341   $100,375   $100,410   $     0   $     0   $      0   $   341   $   375   $    410
   2         1,980      100,851    100,948    101,048        81       178        278       851       948      1,048
   3         3,045      101,338    101,530    101,738       593       785        993     1,338     1,530      1,738
   4         4,164      101,800    102,119    102,480     1,080     1,399      1,760     1,800     2,119      2,480
   5         5,338      102,236    102,717    103,280     1,541     2,021      2,585     2,236     2,717      3,280
   6         6,571      102,643    103,318    104,141     2,064     2,738      3,562     2,643     3,318      4,141
   7         7,865      103,019    103,921    105,068     2,556     3,457      4,605     3,019     3,921      5,068
   8         9,224      103,527    104,694    106,240     3,180     4,347      5,893     3,527     4,694      6,240
   9        10,652      104,145    105,624    107,662     3,913     5,392      7,430     4,145     5,624      7,662
  10        12,150      104,743    106,585    109,223     4,627     6,470      9,107     4,743     6,585      9,223
  15        20,845      107,384    111,868    119,665     7,384    11,868     19,665     7,384    11,868     19,665
  20        31,942      109,351    117,965    136,447     9,351    17,965     36,447     9,351    17,965     36,447
  25        46,104      110,240    124,608    163,308    10,240    24,608     63,308    10,240    24,608     63,308
  30        64,180      109,541    131,289    206,313     9,541    31,289    106,313     9,541    31,289    106,313
  35        87,249      106,332    136,873    275,083     6,332    36,873    175,083     6,332    36,873    175,083

          INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
             ON NET CASH VALUE                ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ---------------------------------
 YEAR     0%        6%        12%        0%          6%          12%
------    --        --        ---        --          --          ---
   1    -100.00%  -100.00%  -100.00%         --          --          --
   2     -91.86    -83.45    -75.66      898.19%     898.69%     899.21%
   3     -59.09    -50.81    -43.04      341.77      342.08      342.41
   4     -43.31    -35.10    -27.42      193.21      193.47      193.76
   5     -34.40    -26.24    -18.63      129.53      129.78      130.07
   6     -27.63    -19.76    -12.40       95.27       95.52       95.83
   7     -23.30    -15.61     -8.40       74.21       74.47       74.80
   8     -19.11    -11.86     -4.96       60.15       60.42       60.78
   9     -15.50     -8.73     -2.17       50.16       50.45       50.85
  10     -13.00     -6.52     -0.18       42.73       43.04       43.48
  15      -8.32     -1.91      4.31       23.26       23.70       24.43
  20      -7.01     -0.23      6.14       15.07       15.66       16.80
  25      -6.99      0.52      7.11       10.64       11.40       13.06
  30      -8.17      0.80      7.70        7.86        8.79       11.07
  35     -12.59      0.74      8.10        5.90        7.03       10.01


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                            $920 ANNUAL PREMIUM FOR

                     NONSMOKER PREFERRED UNDERWRITING RISK
                              $100,000 FACE AMOUNT
                             OPTION 2 DEATH BENEFIT


            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.


                               DEATH BENEFIT                 NET CASH VALUE                CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL
         ACCUMULATED            GROSS ANNUAL                  GROSS ANNUAL                GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF              RATE OF RETURN OF           RATE OF RETURN OF
POLICY    INTEREST     ------------------------------   -------------------------   -------------------------
 YEAR     PER YEAR        0%         6%        12%        0%       6%       12%       0%       6%       12%
------   -----------      --         --        ---        --       --       ---       --       --       ---
   1       $   966     $100,339   $100,374   $100,408   $    0   $    0   $     0   $  339   $  374   $   408
   2         1,980      100,800    100,894    100,993       30      124       223      800      894       993
   3         3,045      101,236    101,420    101,621      491      675       876    1,236    1,420     1,621
   4         4,164      101,647    101,949    102,293      927    1,229     1,573    1,647    1,949     2,293
   5         5,338      102,031    102,482    103,014    1,336    1,787     2,319    2,031    2,482     3,014
   6         6,571      102,386    103,014    103,785    1,807    2,435     3,206    2,386    3,014     3,785
   7         7,865      102,710    103,543    104,610    2,246    3,079     4,147    2,710    3,543     4,610
   8         9,224      103,001    104,067    105,492    2,653    3,719     5,144    3,001    4,067     5,492
   9        10,652      103,257    104,584    106,434    3,025    4,352     6,202    3,257    4,584     6,434
  10        12,150      103,475    105,089    107,439    3,360    4,973     7,323    3,475    5,089     7,439
  15        20,845      103,847    107,236    113,474    3,847    7,236    13,474    3,847    7,236    13,474
  20        31,942      102,420    107,897    121,128    2,420    7,897    21,128    2,420    7,897    21,128
  25        46,104                 105,317    129,899             5,317    29,899             5,317    29,899
  30        64,180                            137,619                      37,619                      37,619
  35        87,249                            139,031                      39,031                      39,031

          INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
             ON NET CASH VALUE                ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ---------------------------------
 YEAR     0%        6%        12%        0%          6%          12%
------    --        --        ---        --          --          ---
   1    -100.00%  -100.00%  -100.00%         --          --          --
   2     -96.89    -87.98    -79.84      897.92%     898.42%     898.93%
   3     -64.11    -55.40    -47.28      341.61      341.90      342.22
   4     -47.91    -39.27    -31.23      193.09      193.33      193.61
   5     -38.59    -29.98    -22.01      129.43      129.66      129.94
   6     -31.30    -23.04    -15.36       95.17       95.41       95.69
   7     -26.61    -18.55    -11.03       74.12       74.36       74.67
   8     -23.41    -15.45     -8.03       60.02       60.27       60.61
   9     -21.15    -13.23     -5.84       49.98       50.25       50.61
  10     -19.53    -11.58      4.19       42.51       42.79       43.18
  15     -18.58     -8.61     -0.30       22.89       23.24       23.85
  20     -27.52     -8.99      1.30       14.55       14.96       15.87
  25               -14.50      1.96                   10.35       11.66
  30                           1.93                                9.03
  35                           1.04                                7.09


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                           $4,600 ANNUAL PREMIUM FOR

                     NONSMOKER PREFERRED UNDERWRITING RISK
                              $500,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                                DEATH BENEFIT                     NET CASH VALUE                      CASH VALUE
          PREMIUMS          ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
         ACCUMULATED             GROSS ANNUAL                      GROSS ANNUAL                      GROSS ANNUAL
END OF      AT 5%             RATE OF RETURN OF                  RATE OF RETURN OF                 RATE OF RETURN OF
POLICY    INTEREST     --------------------------------   -------------------------------   -------------------------------
YEAR      PER YEAR        0%         6%         12%         0%         6%         12%         0%         6%         12%
------   -----------      --         --         ---         --         --         ---         --         --         ---
   1      $  4,830     $500,000   $500,000   $  500,000   $     0   $      0   $        0   $ 2,475   $  2,673   $    2,873
   2         9,902      500,000    500,000      500,000     1,471      2,039        2,631     5,321      5,889        6,481
   3        15,227      500,000    500,000      500,000     4,334      5,458        6,676     8,059      9,183       10,401
   4        20,818      500,000    500,000      500,000     7,076      8,945       11,054    10,676     12,546       14,654
   5        26,689      500,000    500,000      500,000     9,699     12,507       15,803    13,175     15,982       19,279
   6        32,853      500,000    500,000      500,000    12,640     16,583       21,402    15,536     19,479       24,298
   7        39,326      500,000    500,000      500,000    15,437     20,713       27,435    17,754     23,029       29,751
   8        46,122      500,000    500,000      500,000    18,750     25,573       34,632    20,488     27,311       36,370
   9        53,258      500,000    500,000      500,000    22,711     31,336       43,254    23,869     32,495       44,413
  10        60,751      500,000    500,000      500,000    26,577     37,298       52,700    27,157     37,878       53,279
  15       104,224      500,000    500,000      500,000    41,997     67,955      113,389    41,997     67,955      113,389
  20       159,709      500,000    500,000      500,000    53,807    104,064      212,790    53,807    104,064      212,790
  25       230,522      500,000    500,000      500,000    60,882    146,614      379,568    60,882    146,614      379,568
  30       320,900      500,000    500,000      760,829    60,970    196,380      661,591    60,970    196,380      661,591
  35       436,247      500,000    500,000    1,189,279    49,589    254,363    1,132,647    49,589    254,363    1,132,647

            INTERNAL RATE OF RETURN                INTERNAL RATE OF RETURN
               ON NET CASH VALUE                      ON DEATH BENEFIT
             ASSUMING HYPOTHETICAL                  ASSUMING HYPOTHETICAL
                  GROSS ANNUAL                          GROSS ANNUAL
END OF         RATE OF RETURN OF                      RATE OF RETURN OF
POLICY  --------------------------------   ---------------------------------------
YEAR       0%         6%          12%          0%            6%            12%
------     --         --          ---          --            --            ---
   1     -100.00%    -100.00%    -100.00%           --            --            --
   2      -74.52      -66.74      -59.34        893.77%       893.77%       893.77%
   3      -47.61      -39.68      -32.15        339.63        339.63        339.63
   4      -34.73      -26.84      -19.37        191.74        191.74        191.74
   5      -27.50      -19.66      -12.26        128.36        128.36        128.36
   6      -21.99      -14.41       -7.23         94.26         94.26         94.26
   7      -18.48      -11.05       -4.01         73.32         73.32         73.32
   8      -15.26       -8.16       -1.35         59.30         59.30         59.30
   9      -12.32       -5.63        0.88         49.32         49.32         49.32
  10      -10.28       -3.85        2.46         41.90         41.90         41.90
  15       -6.51       -0.19        5.99         22.49         22.49         22.49
  20       -5.45        1.16        7.45         14.37         14.37         14.37
  25       -5.34        1.82        8.28         10.03         10.03         10.03
  30       -5.98        2.19        8.83          7.38          7.38          9.55
  35       -8.08        2.41        9.20          5.62          5.62          9.40


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                           $4,600 ANNUAL PREMIUM FOR

                     NONSMOKER PREFERRED UNDERWRITING RISK
                              $500,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.





                               DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
         ACCUMULATED            GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY    INTEREST     ------------------------------   ----------------------------   ----------------------------
YEAR      PER YEAR        0%         6%        12%        0%        6%        12%        0%        6%        12%
------   -----------      --         --        ---        --        --        ---        --        --        ---
   1      $  4,830     $500,000   $500,000   $500,000   $     0   $     0   $      0   $ 2,465   $ 2,662   $  2,861
   2         9,902      500,000    500,000    500,000     1,300     1,860      2,445     5,151     5,710      6,295
   3        15,227      500,000    500,000    500,000     3,996     5,092      6,285     7,722     8,817     10,010
   4        20,818      500,000    500,000    500,000     6,565     8,373     10,421    10,165    11,973     14,021
   5        26,689      500,000    500,000    500,000     9,009    11,707     14,889    12,484    15,182     18,364
   6        32,853      500,000    500,000    500,000    11,765    15,532     20,161    14,661    18,428     23,057
   7        39,326      500,000    500,000    500,000    14,372    19,388     25,812    16,688    21,705     28,129
   8        46,122      500,000    500,000    500,000    16,822    23,269     31,879    18,559    25,006     33,617
   9        53,258      500,000    500,000    500,000    19,108    27,167     38,400    20,266    28,325     39,558
  10        60,751      500,000    500,000    500,000    21,214    31,067     45,410    21,793    31,646     45,989
  15       104,224      500,000    500,000    500,000    26,007    47,532     86,983    26,007    47,532     86,983
  20       159,709      500,000    500,000    500,000    21,558    58,919    147,808    21,558    58,919    147,808
  25       230,522      500,000    500,000    500,000     2,407    58,652    241,178     2,407    58,652    241,178
  30       320,900                 500,000    500,000              30,484    395,046              30,484    395,046
  35       436,247                            698,433                        665,175                        665,175

           INTERNAL RATE OF RETURN            INTERNAL RATE OF RETURN
              ON NET CASH VALUE                  ON DEATH BENEFIT
            ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL
                 GROSS ANNUAL                      GROSS ANNUAL
END OF        RATE OF RETURN OF                  RATE OF RETURN OF
POLICY  ------------------------------   ---------------------------------
YEAR       0%         6%        12%         0%          6%          12%
------     --         --        ---         --          --          ---
   1     -100.00%   -100.00%   -100.00%         --          --          --
   2      -77.01     -69.11     -61.59      893.77%     893.77%     893.77%
   3      -50.23     -42.15     -34.47      339.63      339.63      339.63
   4      -37.16     -29.11     -21.49      191.74      191.74      191.74
   5      -29.73     -21.72     -14.16      128.36      128.36      128.36
   6      -23.99     -16.24      -8.91       94.26       94.26       94.26
   7      -20.30     -12.72      -5.53       73.32       73.32       73.32
   8      -17.79     -10.30      -3.20       59.30       59.30       59.30
   9      -16.02      -8.57      -1.51       49.32       49.32       49.32
  10      -14.73      -7.28      -0.23       41.90       41.90       41.90
  15      -13.57      -4.82       2.84       22.49       22.49       22.49
  20      -17.26      -4.47       4.32       14.37       14.37       14.37
  25      -65.65      -5.68       5.31       10.03       10.03       10.03
  30                 -12.93       6.13                    7.38        7.38
  35                              6.90                                7.11


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                           $4,600 ANNUAL PREMIUM FOR

                     NONSMOKER PREFERRED UNDERWRITING RISK
                              $500,000 FACE AMOUNT
                             OPTION 2 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                                DEATH BENEFIT                     NET CASH VALUE                      CASH VALUE
          PREMIUMS          ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
         ACCUMULATED             GROSS ANNUAL                      GROSS ANNUAL                      GROSS ANNUAL
END OF      AT 5%             RATE OF RETURN OF                  RATE OF RETURN OF                 RATE OF RETURN OF
POLICY    INTEREST     --------------------------------   -------------------------------   -------------------------------
 YEAR     PER YEAR        0%         6%         12%         0%         6%         12%         0%         6%         12%
------   -----------      --         --         ---         --         --         ---         --         --         ---
   1      $  4,830     $502,467   $502,665   $  502,864   $     0   $      0   $        0   $ 2,467   $  2,665   $    2,864
   2         9,902      505,298    505,864      506,454     1,448      2,014        2,603     5,298      5,864        6,454
   3        15,227      508,013    509,130      510,341     4,288      5,405        6,616     8,013      9,130       10,341
   4        20,818      510,598    512,452      514,543     6,998      8,852       10,943    10,598     12,452       14,543
   5        26,689      513,054    515,832      519,093     9,579     12,357       15,618    13,054     15,832       19,093
   6        32,853      515,362    519,253      524,009    12,466     16,357       21,113    15,362     19,253       24,009
   7        39,326      517,514    522,707      529,320    15,197     20,390       27,003    17,514     22,707       29,320
   8        46,122      520,198    526,902      535,799    18,460     25,165       34,062    20,198     26,902       35,799
   9        53,258      523,556    532,031      543,732    22,398     30,873       42,574    23,556     32,031       43,732
  10        60,751      526,813    537,344      552,459    26,234     36,765       51,880    26,813     37,344       52,459
  15       104,224      541,350    566,737      611,089    41,350     66,737      111,089    41,350     66,737      111,089
  20       159,709      552,482    601,098      705,983    52,482    101,098      205,983    52,482    101,098      205,983
  25       230,522      558,183    639,343      859,063    58,183    139,343      359,063    58,183    139,343      359,063
  30       320,900      555,888    679,267    1,106,136    55,888    179,267      606,136    55,888    179,267      606,136
  35       436,247      540,966    715,594    1,504,655    40,966    215,594    1,004,655    40,966    215,594    1,004,655

          INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
             ON NET CASH VALUE                ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ---------------------------------
 YEAR     0%        6%        12%        0%          6%          12%
------    --        --        ---        --          --          ---
   1    -100.00%  -100.00%  -100.00%         --          --          --
   2     -74.85    -67.07    -59.67      899.27%     899.86%     900.47%
   3     -47.96    -40.03    -32.50      342.19      342.54      342.93
   4     -35.09    -27.21    -19.74      193.47      193.77      194.11
   5     -27.88    -20.03    -12.64      129.73      130.02      130.35
   6     -22.38    -14.79     -7.61       95.43       95.72       96.07
   7     -18.88    -11.45     -4.40       74.35       74.65       75.03
   8     -15.62     -8.52     -1.72       60.27       60.58       60.99
   9     -12.61     -5.93      0.56       50.27       50.61       51.06
  10     -10.53     -4.12      2.18       42.83       43.19       43.69
  15      -6.72     -0.42      5.75       23.35       23.84       24.66
  20      -5.72      0.89      7.17       15.15       15.81       17.07
  25      -5.76      1.45      7.93       10.72       11.56       13.37
  30      -6.73      1.64      8.38        7.94        8.97       11.42
  35      -9.85      1.57      8.69        5.98        7.22       10.39


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                           $4,600 ANNUAL PREMIUM FOR

                     NONSMOKER PREFERRED UNDERWRITING RISK
                              $500,000 FACE AMOUNT
                             OPTION 2 DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                              DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
         PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
 END    ACCUMULATED            GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
  OF       AT 5%            RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY   INTEREST     ------------------------------   ----------------------------   ----------------------------
 YEAR    PER YEAR        0%         6%        12%        0%        6%        12%        0%        6%        12%
------  -----------      --         --        ---        --        --        ---        --        --        ---
     1   $  4,830     $502,457   $502,654   $502,853   $     0   $     0   $      0   $ 2,457   $ 2,654   $  2,853
     2      9,902      505,128    505,685    506,268     1,278     1,835      2,418     5,128     5,685      6,268
     3     15,227      507,677    508,765    509,951     3,952     5,040      6,226     7,677     8,765      9,951
     4     20,818      510,090    511,882    513,913     6,490     8,282     10,313    10,090    11,882     13,913
     5     26,689      512,368    515,038    518,186     8,893    11,563     14,710    12,368    15,038     18,186
     6     32,853      514,495    518,213    522,779    11,599    15,317     19,883    14,495    18,213     22,779
     7     39,326      516,460    521,398    527,717    14,144    19,081     25,401    16,460    21,398     27,717
     8     46,122      518,258    524,583    533,026    16,520    22,845     31,289    18,258    24,583     33,026
     9     53,258      519,878    527,758    538,735    18,720    26,600     37,576    19,878    27,758     38,735
    10     60,751      521,305    530,903    544,864    20,726    30,324     44,284    21,305    30,903     44,864
    15    104,224      524,775    545,201    582,574    24,775    45,201     82,574    24,775    45,201     82,574
    20    159,709      519,154    552,980    633,328    19,154    52,980    133,328    19,154    52,980    133,328
    25    230,522                 545,705    697,853              45,705    197,853              45,705    197,853
    30    320,900                 506,886    770,702               6,886    270,702               6,886    270,702
    35    436,247                            834,533                        334,533                        334,533

          INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
             ON NET CASH VALUE                ON DEATH BENEFIT
 END    ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ---------------------------------
 YEAR     0%        6%        12%        0%          6%          12%
------    --        --        ---        --          --          ---
     1  -100.00%  -100.00%  -100.00%         --          --          --
     2   -77.35    -69.45    -61.93      899.10%     899.67%     900.28%
     3   -50.58    -42.50    -34.82      342.08      342.43      342.80
     4   -37.54    -29.48    -21.86      193.39      193.68      194.01
     5   -30.12    -22.10    -14.54      129.66      129.93      130.26
     6   -24.38    -16.63     -9.30       95.36       95.64       95.98
     7   -20.71    -13.12     -5.93       74.29       74.58       74.94
     8   -18.21    -10.72     -3.62       60.17       60.47       60.86
     9   -16.46     -9.01     -1.94       50.13       50.44       50.87
    10   -15.20     -7.74     -0.69       42.65       42.97       43.44
    15   -14.35     -5.50      2.21       23.01       23.42       24.14
    20   -19.14     -5.62      3.41       14.66       15.16       16.22
    25              -8.14      3.95                   10.58       12.10
    30             -40.05      4.05                    7.45        9.61
    35                         3.75                                7.89


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

    This Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not predict future performance.


    The Policies became available in August, 1995. Except as noted, each Eligible Fund was made available to the Variable Account when that fund commenced operations. The Variable Account and the first three series of the Zenith Fund, the Capital Growth Series, the Back Bay Advisors Bond Income Series and the Back Bay Advisors Money Market Series, commenced operations on August 26, 1983. The Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Harris Oakmark Mid Cap Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series of the Zenith Fund commenced operations on May 2, 1994 and was made available to the Variable Account on December 19, 1994. The MFS Investors Trust Series and MFS Research Managers Series of the Zenith Fund commenced operations on April 30, 1999. The remaining Zenith Fund Series shown in this Appendix commenced operations on October 31, 1994 and were made available to the Variable Account on May 1, 1995.



    The commencement of operations for the following portfolios of the Metropolitan Series Fund, Inc. was: March 3, 1997 for the Janus Mid Cap Portfolio; November 9, 1998 for the Russell 2000 Index Portfolio; and May 1, 2000 for the Putnam Large Cap Growth Portfolio. These three Portfolios were made available to the Variable Account on May 1, 2000. The commencement of operations for the following Metropolitan Series Fund, Inc. Portfolios was: November 9, 1998 for the Lehman Brothers Aggregate Bond Index Portfolio and the Morgan Stanley EAFE Index Portfolio; and July 5, 2000 for the MetLife Mid Cap Stock Index Portfolio and State Street Research Aurora Small Cap Value Portfolio. The Janus Growth Portfolio commenced operations on May 1, 2001 and is not included in this Appendix. These Portfolios were made available to the Variable Account on May 1, 2001. The commencement of operations for the following Metropolitan Series Fund, Inc. Portfolios was: June 24, 1983 for the State Street Research Investment Trust Portfolio; and November 9, 1998 for the Neuberger Berman Partners Mid Cap Value Portfolio. The Franklin Templeton Small Cap Growth Portfolio commenced operations on May 1, 2001 and is not included in this Appendix. These Portfolios are scheduled to be made available to the Variable Account in the fourth quarter of 2001.



    On December 1, 2000, the Putnam International Stock Portfolio of the Metropolitan Series Fund, Inc. (which commenced operations on May 1, 1991) replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund (which commenced operations on October 31, 1994). Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series. On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. (which commenced operations on May 1, 1990) replaced the Westpeak Stock Index Series of the Zenith Fund (which commenced operations on May 1, 1987). Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.



    The MFS Mid-Cap Growth Portfolio and the PIMCO Innovation Portfolio of the Met Investors Series Trust commenced operations on February 12, 2001 and are not included in this Appendix. These Portfolios are scheduled to be added as investment options of the Variable Account in the fourth quarter of 2001.



    The commencement of operations for the following Funds of the American Funds Insurance Series was: February 8, 1984 for the American Funds Growth Fund and the American Funds Growth-Income Fund; and April 30, 1998 for the American Funds Global Small Capitalization Fund. These Funds were added as investment options of the Variable Account on May 1, 2001.



    The VIP Equity-Income Portfolio and VIP Overseas Portfolio commenced operations on October 9, 1986 and January 28, 1987, respectively, and were added as investment options of the Variable Account on April 30, 1993. The VIP High Income Portfolio and the VIP II Asset Manager Portfolio commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options of the Variable Account on December 19, 1994.



    We base the illustrations on the actual investment experience of the relevant Eligible Funds for the periods shown (net of actual charges and expenses incurred by the Eligible Funds), and reflect a charge for mortality and expense risks against the Variable Account's assets at the currently applicable annual rate of .20% for the $500,000 face amount. The illustrations assume that premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.


    Many factors other than investment experience affect Policy values and benefits. These investment experience figures do not reflect the charges deducted from Premiums and Monthly Deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

    The annual net rate is the effective earnings rate at which the investment Sub-Accounts increased or decreased over a one-year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the Sub-Accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

    The effective annual net rate of return since inception is the annualized effective interest rate at which the Sub-Accounts increased or decreased since the inception dates of the Sub-Accounts. For each Sub-Account, we calculate the rate by taking the difference between the Sub-Account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

    The net rates of return shown below reflect the current mortality and expense risk charge of .25%.

                     SUB-ACCOUNTS INVESTING IN ZENITH FUND

                                                                ANNUAL NET RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                             FOR ONE YEAR ENDING
-----------            8/26/83-   ------------------------------------------------------------------------------------------------
                       12/31/83   12/31/84   12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Capital Growth*......    8.77%     -0.84%     67.68%     94.72%     52.32%     -9.02%     30.43%     -3.72%     53.60%     -6.29%
Back Bay Advisors
 Bond Income.........    2.96      12.32      18.46      14.55       2.01       8.10      12.02       7.82      17.66       7.91
Back Bay Advisors
 Money Market........    3.21      10.45       7.99       6.54       6.26       7.25       8.98       7.92       5.95       3.54

                                                     ANNUAL NET RATE OF RETURN
                       -------------------------------------------------------------------------------------    8/26/83-
SUB-ACCOUNT                                             FOR ONE YEAR ENDING                                     12/31/00
-----------            -------------------------------------------------------------------------------------     TOTAL
                       12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00     RETURN
                       --------   --------   --------   --------   --------   --------   --------   --------    --------
Capital Growth*......   14.68%     -7.30%     37.68%     20.77%     23.17%     33.76%      15.41%    -4.89%     2,726.99%
Back Bay Advisors
 Bond Income.........   12.33      -3.60      20.90       4.35      10.61       8.77       -0.71      7.88       367.78
Back Bay Advisors
 Money Market........    2.71       3.71       5.44       4.87       5.08       5.00        4.70      5.96       177.75


                       8/26/83-
SUB-ACCOUNT            12/31/00
-----------            EFFECTIVE
                        ANNUAL
                       ---------
Capital Growth*......    21.24%
Back Bay Advisors
 Bond Income.........     9.30
Back Bay Advisors
 Money Market........     6.06


                                                                ANNUAL NET RATE OF RETURN
                             ------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                              FOR ONE YEAR ENDING
-----------                  5/1/87-    -------------------------------------------------------------------------------------
                             12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Back Bay Advisors
 Managed...................  -0.82%      9.21%     18.79%      2.95%     19.87%      6.43%     10.37%     -1.36%     30.94%

                                          ANNUAL NET RATE OF RETURN
                             ----------------------------------------------------    5/1/87-      5/1/87-
SUB-ACCOUNT                                  FOR ONE YEAR ENDING                     12/31/00    12/31/00
-----------                  ----------------------------------------------------     TOTAL      EFFECTIVE
                             12/31/96   12/31/97   12/31/98   12/31/99   12/31/00     RETURN      ANNUAL
                             --------   --------   --------   --------   --------    --------    ---------
Back Bay Advisors
 Managed...................  14.74%     26.25%     19.36%      9.69%     -3.62%      340.39%      11.45%


                                                                   ANNUAL NET RATE OF RETURN
                                     -------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                FOR ONE YEAR ENDING
-----------                          4/30/93    --------------------------------------------------------------------------
                                     12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
                                     --------   --------   --------   --------   --------   --------   --------   --------
Westpeak Growth and Income.........   13.49%     -1.45%     36.13%     17.80%     33.14%     24.14%      9.08%     -5.39%
Harris Oakmark Mid Cap Value**.....   13.33      -0.52      30.03      17.31      17.03      -5.70       0.10      20.13


                                     4/30/93-    4/30/93-
SUB-ACCOUNT                          12/31/00    12/31/00
-----------                           TOTAL      EFFECTIVE
                                      RETURN      ANNUAL
                                     --------    ---------
Westpeak Growth and Income.........   207.41%      15.76%
Harris Oakmark Mid Cap Value**.....   130.68       11.51



                                                      ANNUAL NET RATE OF RETURN
                              --------------------------------------------------------------------------     5/2/94      5/2/94
SUB-ACCOUNT                                                    FOR ONE YEAR ENDING                          12/31/00    12/31/00
-----------                   5/2/94-    ---------------------------------------------------------------     TOTAL      EFFECTIVE
                              12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00     RETURN      ANNUAL
                              --------   --------   --------   --------   --------   --------   --------    --------    ---------
Loomis Sayles Small Cap.....   -4.17%     28.52%     30.36%     24.54%     -1.94%     31.42%      4.99%      172.74%      16.24%



                                                     ANNUAL NET RATE OF RETURN
                            ---------------------------------------------------------------------------    10/31/94-    10/31/94-
SUB-ACCOUNT                                                  FOR ONE YEAR ENDING                           12/31/00     12/31/00
-----------                 10/31/94   ----------------------------------------------------------------      TOTAL      EFFECTIVE
                            12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00      RETURN       ANNUAL
                            --------   --------   --------   --------   --------   --------   --------     ---------    ---------
Alger Equity Growth.......   -5.54%     48.33%     12.89%     25.32%     47.41%     33.80%     -13.90%      241.24%       22.02%
Balanced***...............   -0.24      24.48      16.62      15.89       8.84      -5.30       -2.16        69.42         8.92
Davis Venture Value.......   -3.24      38.94      25.52      33.16      14.13      17.22        9.21       227.32        21.20



                                                                 ANNUAL NET RATE OF RETURN       4/30/99-     4/30/99-
                                                              -------------------------------    12/31/00     12/31/00
                                                              4/30/99-    FOR ONE YEAR ENDING      TOTAL      EFFECTIVE
SUB-ACCOUNT                                                   12/31/99         12/31/00           RETURN       ANNUAL
-----------                                                   --------         --------          --------     ---------
MFS Investors Trust.........................................    1.08%            -0.39%             2.27%       1.35%
MFS Research Managers.......................................   17.90             -3.88             14.96        8.69


------------
* Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** The Harris Oakmark Mid Cap Value Series' Sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998, and .75% thereafter.

*** The Balanced Series' sub-adviser was Loomis, Sayles until May 1, 2000, when
    Wellington Management Company became the sub-adviser.




            SUB-ACCOUNTS INVESTING IN METROPOLITAN SERIES FUND, INC.


                                                                     ANNUAL NET RATE OF RETURN
                                                            --------------------------------------------    3/3/97-      3/3/97-
SUB-ACCOUNT                                                                   FOR ONE YEAR ENDING           12/31/00    12/31/00
-----------                                                 3/3/97-     --------------------------------     TOTAL      EFFECTIVE
                                                            12/31/97    12/31/98    12/31/99    12/31/00     RETURN      ANNUAL
                                                            --------    --------    --------    --------    --------    ---------
Janus Mid Cap.............................................   26.64%      36.85%      122.37%     -31.41%     167.06%      29.23%



                                                                 ANNUAL NET RATE OF RETURN
                                                              --------------------------------    11/9/98-    11/9/98-
SUB-ACCOUNT                                                               FOR ONE YEAR ENDING     12/31/00    12/31/00
-----------                                                   11/9/98-    --------------------     TOTAL      EFFECTIVE
                                                              12/31/98    12/31/99    12/31/00     RETURN      ANNUAL
                                                              --------    --------    --------    --------    ---------
Russell 2000 Index..........................................    5.44%      22.43%      -4.04%      23.87%       10.50%



                                                                                            ANNUAL NET
                                                                                          RATE OF RETURN    5/1/00-      5/1/00-
                                                                                          --------------    12/31/00    12/31/00
                                                                                             5/1/00-         TOTAL      EFFECTIVE
SUB-ACCOUNT                                                                                  12/31/00        RETURN      ANNUAL
-----------                                                                                  --------       --------    ---------
Putnam Large Cap Growth...............................................................       -27.12%        -27.12%        N/A

                                                       ANNUAL NET RATE OF RETURN
                              ---------------------------------------------------------------------------
                                                                FOR ONE YEAR ENDING                         10/31/94-   10/31/94-
SUB-ACCOUNT                               ---------------------------------------------------------------   12/31/00    12/31/00
-----------                   10/31/94-                                                                       TOTAL     EFFECTIVE
                              12/31/94    12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN      ANNUAL
                              ---------   --------   --------   --------   --------   --------   --------   ---------   ---------
Putnam International
 Stock*.....................    2.16%      5.97%      6.41%      -1.55%     7.01%      24.30%    -10.42%     35.66%       5.07%


                                                                ANNUAL NET RATE OF RETURN
                             ------------------------------------------------------------------------------------------------
                                                                         FOR ONE YEAR ENDING
SUB-ACCOUNT                             -------------------------------------------------------------------------------------
-----------                  5/1/87-
                             12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
MetLife Stock Index**......  -12.53%     16.05%     29.83%     -4.38%     30.11%     7.03%       9.45%      0.86%     36.58%

                                          ANNUAL NET RATE OF RETURN
                             ----------------------------------------------------
                                             FOR ONE YEAR ENDING                    5/1/87-     5/1/87-
SUB-ACCOUNT                  ----------------------------------------------------   12/31/00   12/31/00
-----------                                                                          TOTAL     EFFECTIVE
                             12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                             --------   --------   --------   --------   --------   --------   ---------
MetLife Stock Index**......   22.16%     32.16%     27.62%     20.08%     -9.27%    492.26%     13.90%



SUB-ACCOUNT
-----------                                                     ANNUAL NET
                                                              RATE OF RETURN    7/5/00-      7/5/00-
                                                              --------------    12/31/00     12/31/00
                                                                 7/5/00-         TOTAL      EFFECTIVE
                                                                 12/31/00        RETURN       ANNUAL
                                                                 --------       --------    ---------
MetLife Mid Cap Stock Index.................................       6.71%          6.71%         N/A



                                                                ANNUAL NET RATE OF RETURN
                                                              ------------------------------   11/9/98-   11/9/98-
SUB-ACCOUNT                                                              FOR ONE YEAR ENDING   12/31/00   12/31/00
-----------                                                   11/9/98-   -------------------    TOTAL     EFFECTIVE
                                                              12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                                              --------   --------   --------   --------   ---------
Morgan Stanley EAFE Index...................................    8.07%      24.59%    -14.69%    14.46%       6.50%
Lehman Brothers Aggregate Bond Index........................    1.34       -1.62      11.13     11.70        4.90
Neuberger Berman Partners Mid Cap Value.....................    7.40       17.34      27.93     56.87       25.03


                                                                ANNUAL NET RATE OF RETURN
                       ------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                             FOR ONE YEAR ENDING
-----------            6/24/83-  --------------------------------------------------------------------------------------------------
                       12/31/83  12/31/84  12/31/85  12/31/86  12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93
                       --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
State Street Research
 Investment
 Trust***............    -2.48%     0.28%    34.45%     9.93%     6.92%    11.82%    31.80%    -5.64%    32.76%    11.29%    14.11%

                                            ANNUAL NET RATE OF RETURN
                       --------------------------------------------------------------------  6/24/83-   6/24/83-
SUB-ACCOUNT                                    FOR ONE YEAR ENDING                           12/31/00   12/31/00
-----------            --------------------------------------------------------------------   TOTAL     EFFECTIVE
                       12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00   RETURN     ANNUAL
                       --------  --------  --------  --------  --------  --------  --------  --------   ---------
State Street Research
 Investment
 Trust***............    -3.50%    32.81%    21.87%    28.04%    28.42%    18.17%    -6.41%   911.45%     14.91%



                                                                ANNUAL NET
SUB-ACCOUNT                                                   RATE OF RETURN   7/5/00-     7/5/00-
-----------                                                   --------------   12/31/00   12/31/00
                                                                  7/5/00        TOTAL     EFFECTIVE
                                                                 12/31/00       RETURN     ANNUAL
                                                                 --------      --------   ---------
State Street Research Aurora Small Cap Value................        23.07%      20.05%       N/A


------------

* On December 1, 2000, the Putnam International Stock Portfolio of the Metropolitan Series Fund, Inc. replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund (which commenced operations on October 31, 1994). Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series.


** On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan
   Series Fund, Inc. replaced the Westpeak Stock Index Series of the Zenith Fund (which commenced operations on May 1, 1987). Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.


***The State Street Research Investment Trust Portfolio commenced operations on
   June 24, 1983. Performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end net asset values, as daily net asset value information is not available.


                         SUB-ACCOUNTS INVESTING IN VIP

                                                                ANNUAL NET RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                             FOR ONE YEAR ENDING
-----------            10/9/86-   ------------------------------------------------------------------------------------------------
                       12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income........    1.54%     -1.38%     22.40%     17.05%     -15.50%    31.11%     16.59%     18.00%      6.80%     34.76%

                                    ANNUAL NET RATE OF RETURN
                       ----------------------------------------------------   10/9/86-   10/9/86-
SUB-ACCOUNT                            FOR ONE YEAR ENDING                    12/31/00   12/31/00
-----------            ----------------------------------------------------    TOTAL     EFFECTIVE
                       12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                       --------   --------   --------   --------   --------   --------   ---------
Equity-Income........   14.00%     27.79%     11.35%      6.06%      8.15%     477.53%     13.12%


                                                                ANNUAL NET RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                             FOR ONE YEAR ENDING
-----------            1/28/87-   ------------------------------------------------------------------------------------------------
                       12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Overseas.............   -7.11%      7.86%     25.97%     -1.91%      7.73%     -10.94%     37.01%     1.47%      9.40%     12.93%

                         ANNUAL NET RATE OF RETURN
                       ------------------------------              1/28/87-   1/28/87-
SUB-ACCOUNT                 FOR ONE YEAR ENDING                    12/31/00   12/31/00
-----------            ------------------------------               TOTAL     EFFECTIVE
                       12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                       --------   --------   --------   --------   --------   ---------
Overseas.............   11.28%     12.47%     42.27%     -19.31%    197.86%      8.15%


                                                                ANNUAL NET RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                             FOR ONE YEAR ENDING
-----------            9/19/85-   ------------------------------------------------------------------------------------------------
                       12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
High Income..........    6.20%     17.39%      0.96%     11.36%     -4.41%     -2.48%     34.74%     22.86%     20.10%     -1.79%

                                          ANNUAL NET RATE OF RETURN
                       ---------------------------------------------------------------   9/19/85-   9/19/85-
SUB-ACCOUNT                                  FOR ONE YEAR ENDING                         12/31/00   12/31/00
-----------            ---------------------------------------------------------------    TOTAL     EFFECTIVE
                       12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                       --------   --------   --------   --------   --------   --------   --------   ---------
High Income..........   20.30%     13.75%     17.37%     -4.57%      7.89%     -22.67%    226.56%      8.05%


                        SUB-ACCOUNT INVESTING IN VIP II

                                                                    ANNUAL NET RATE OF RETURN
                                 ------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                  FOR ONE YEAR ENDING
-----------                      9/6/89-    -------------------------------------------------------------------------------------
                                 12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
Asset Manager..................    1.23%      6.45%     22.25%     11.43%     20.93%     -6.32%     16.66%     14.32%     20.35%

                                   ANNUAL NET RATE OF RETURN
                                 ------------------------------   9/6/89-     9/6/89-
SUB-ACCOUNT                           FOR ONE YEAR ENDING         12/31/00   12/31/00
-----------                      ------------------------------    TOTAL     EFFECTIVE
                                 12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                 --------   --------   --------   --------   ---------
Asset Manager..................   14.76%     10.81%     -4.17%     223.71%     10.94%

           SUB-ACCOUNTS INVESTING IN AMERICAN FUNDS INSURANCE SERIES


                                                                ANNUAL NET RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                             FOR ONE YEAR ENDING
-----------                       ------------------------------------------------------------------------------------------------
                       2/8/84-
                       12/31/84   12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Growth...............    1.64%     19.46%     29.72%      7.51%     13.99%     30.47%     -4.91%     32.57%     10.20%     15.71%
Growth-Income........    8.71      36.57      21.52       0.05      13.73      24.70      -3.12      23.38       7.35      11.69

                                               ANNUAL NET RATE OF RETURN
                       --------------------------------------------------------------------------
SUB-ACCOUNT                                       FOR ONE YEAR ENDING                               2/8/84-     2/8/84-
-----------            --------------------------------------------------------------------------   12/31/00   12/31/00
                                                                                                     TOTAL     EFFECTIVE
                       12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                       --------   --------   --------   --------   --------   --------   --------   --------   ---------
Growth...............   -0.02%     32.57%     12.78%     29.47%     34.90%      56.88%     4.21%    1,627.97%    18.37%
Growth-Income........    1.53      32.30      18.12      25.22      17.80       10.92      7.68       925.68     14.77



                                                                ANNUAL NET RATE OF RETURN
                                                              ------------------------------   4/30/98-   4/30/98-
SUB-ACCOUNT                                                              FOR ONE YEAR ENDING   12/31/00   12/31/00
-----------                                                   4/30/98-   -------------------    TOTAL     EFFECTIVE
                                                              12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                                              --------   --------   --------   --------   ---------
Global Small Capitalization.................................    2.30%     90.89%     -16.73%    59.51%      19.09%

POLICY PERFORMANCE


    The material below assumes a Policy was issued with a $500,000 face amount and Option 1 death benefit, with annual premiums paid on August 26 of each year (May 1 in the case of the Metropolitan MetLife Stock Index, Zenith Back Bay Managed and Metropolitan Putnam Large Cap Growth Sub-Accounts; May 2 in the case of the Zenith Loomis Sayles Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith Davis Venture Value, Zenith Alger Equity Growth and Metropolitan Putnam International Stock Sub-Accounts; October 9 in the case of the VIP Equity-Income Sub-Account; January 28 in the case of the VIP Overseas Sub-Account; April 30 in the case of the Zenith Westpeak Growth and Income, Zenith Harris Oakmark Mid Cap Value, Zenith MFS Investors Trust and Zenith MFS Research Managers Sub-Accounts; September 19 in the case of the VIP High Income Sub-Account; September 6 in the case of the VIP II Asset Manager Sub-Account; March 3 in the case of the Metropolitan Janus Mid Cap Sub-Account; November 9 in the case of the Metropolitan Russell 2000 Index Sub-Account; June 24 in the case of the Metropolitan State Street Research Investment Trust Sub-Account; November 9 in the case of the Metropolitan Lehman Brothers Aggregate Bond Index, the Metropolitan Morgan Stanley EAFE Index and the Metropolitan Neuberger Berman Partners Mid Cap Value Sub-Accounts; July 5 in the case of the Metropolitan MetLife Mid Cap Stock Index and the Metropolitan State Street Research Aurora Small Cap Value Sub-Accounts; February 8 in the case of the American Funds Growth Sub-Account, and the American Funds Growth-Income Sub-Account; and April 30 in the case of the American Funds Global Small Capitalization Sub-Account), to a male age 40 in the nonsmoker preferred risk category. The death benefits, cash values and internal rates of return assume in each instance that the entire Policy value was invested in the particular Sub-Account for the period shown. The illustrations of Policy investment experience reflect all Policy charges based on NELICO's current rates. The illustrations reflect the lower sales charge, the lower mortality and expense risk charge, and the lower cost of insurance charges that would apply to a Policy with that face amount if issued in the personal market or if issued in business situations which qualify for those lower charges. The illustrations do not reflect the higher current charges that would apply for tax-qualified pension plans. (See "Charges and Expenses".) (See Appendix A for the definition of the internal rate of return.)


                     MALE NON-SMOKER PREFERRED RISK AGE 40
                              $500,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT


ZENITH CAPITAL GROWTH SUB-ACCOUNT*



                                TOTAL                                          INTERNAL RATE     INTERNAL RATE
                               PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                             PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                           --------    --------    --------    --------    --------------    -------------
August 26, 1983..............  $ 4,600     $500,000    $  4,152    $    820            --                --
December 31, 1983............    4,600      500,000       3,923         591       -100.00%               --
December 31, 1984............    9,200      500,000       6,467       2,544        -87.13          3,066.55%
December 31, 1985............   13,800      500,000      14,273      10,475        -19.43            589.98
December 31, 1986............   18,400      500,000      30,357      26,684         20.82            269.83
December 31, 1987............   23,000      500,000      48,159      44,611         29.03            163.96
December 31, 1988............   27,600      500,000      46,573      43,339         15.88            114.02
December 31, 1989............   32,200      500,000      63,250      60,595         18.71             85.68
December 31, 1990............   36,800      500,000      63,250      61,175         12.98             67.66
December 31, 1991............   41,400      500,000     100,886      99,390         19.45             55.31
December 31, 1992............   46,000      500,000      98,646      97,729         14.94             46.37
December 31, 1993............   50,600      500,000     116,996     116,658         14.86             39.64
December 31, 1994............   55,200      500,000     110,982     110,982         11.38             34.40
December 31, 1995............   59,800      500,000     158,208     158,208         14.33             30.22
December 31, 1996............   64,400      500,000     194,614     194,614         14.93             26.82
December 31, 1997............   69,000      500,000     243,320     243,320         15.67             24.00
December 31, 1998............   73,600      500,000     329,751     329,751         17.20             21.64
December 31, 1999............   78,200      561,992     384,926     384,926         17.03             20.78
December 31, 2000............   82,800      517,969     364,767     364,767         14.96             18.23

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT



                                TOTAL                                          INTERNAL RATE     INTERNAL RATE
                               PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                             PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                           --------    --------    --------    --------    --------------    -------------
August 26, 1983..............  $ 4,600     $500,000    $  4,152    $    820            --                --
December 31, 1983............    4,600      500,000       3,674         343       -100.00%               --
December 31, 1984............    9,200      500,000       7,025       3,102        -80.63          3,066.55%
December 31, 1985............   13,800      500,000      11,339       7,541        -40.06            589.98
December 31, 1986............   18,400      500,000      15,829      12,156        -21.68            269.83
December 31, 1987............   23,000      500,000      18,899      15,351        -17.05            163.96
December 31, 1988............   27,600      500,000      23,107      19,873        -11.58            114.02
December 31, 1989............   32,200      500,000      28,449      25,794         -6.68             85.68
December 31, 1990............   36,800      500,000      33,487      31,411         -4.15             67.66
December 31, 1991............   41,400      500,000      42,934      41,437          0.02             55.31
December 31, 1992............   46,000      500,000      49,987      49,070          1.33             46.37
December 31, 1993............   50,600      500,000      59,736      59,398          2.96             39.64
December 31, 1994............   55,200      500,000      60,942      60,942          1.68             34.40
December 31, 1995............   59,800      500,000      77,495      77,495          3.99             30.22
December 31, 1996............   64,400      500,000      84,453      84,453          3.86             26.82
December 31, 1997............   69,000      500,000      96,903      96,903          4.48             24.00
December 31, 1998............   73,600      500,000     108,833     108,833          4.80             21.64
December 31, 1999............   78,200      500,000     111,307     111,307          4.08             19.63
December 31, 2000............   82,800      500,000     124,343     124,343          4.41             17.90



ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT



                                  TOTAL                               NET      INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH       CASH       CASH       OF RETURN ON     OF RETURN ON
DATE                               PAID      BENEFIT      VALUE      VALUE     NET CASH VALUE    DEATH BENEFIT
----                             --------    --------    -------    -------    --------------    -------------
August 26, 1983................  $ 4,600     $500,000    $ 4,152    $   820            --                --
December 31, 1983..............    4,600      500,000      3,680        348       -100.00%               --
December 31, 1984..............    9,200      500,000      6,804      2,881        -83.29          3,066.55%
December 31, 1985..............   13,800      500,000     10,284      6,486        -48.62            589.98
December 31, 1986..............   18,400      500,000     13,790     10,117        -30.85            269.83
December 31, 1987..............   23,000      500,000     17,408     13,859        -21.33            163.96
December 31, 1988..............   27,600      500,000     21,348     18,114        -14.87            114.02
December 31, 1989..............   32,200      500,000     25,809     23,154         -9.97             85.68
December 31, 1990..............   36,800      500,000     30,548     28,473         -6.76             67.66
December 31, 1991..............   41,400      500,000     35,664     34,167         -4.47             55.31
December 31, 1992..............   46,000      500,000     40,579     39,662         -3.09             46.37
December 31, 1993..............   50,600      500,000     45,274     44,936         -2.24             39.64
December 31, 1994..............   55,200      500,000     50,527     50,527         -1.52             34.40
December 31, 1995..............   59,800      500,000     56,752     56,752         -0.83             30.22
December 31, 1996..............   64,400      500,000     62,905     62,905         -0.34             26.82
December 31, 1997..............   69,000      500,000     69,430     69,430          0.08             24.00
December 31, 1998..............   73,600      500,000     76,156     76,156          0.43             21.64
December 31, 1999..............   78,200      500,000     82,914     82,914          0.70             19.63
December 31, 2000..............   82,800      500,000     90,991     90,991          1.05             17.90

ZENITH BACK BAY MANAGED SUB-ACCOUNT



                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                               PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                             --------    --------    --------    --------    --------------    -------------
May 1, 1987....................  $  4,600    $500,000    $  4,152    $    820            --                --
December 31, 1987..............     4,600     500,000       3,111           0       -100.00%               --
December 31, 1988..............     9,200     500,000       6,350       2,458        -72.70          1,501.87%
December 31, 1989..............    13,800     500,000      10,926       7,159        -34.93            437.81
December 31, 1990..............    18,400     500,000      14,170      10,528        -24.41            225.59
December 31, 1991..............    23,000     500,000      19,978      16,461        -12.35            144.52
December 31, 1992..............    27,600     500,000      24,117      21,028         -8.56            103.47
December 31, 1993..............    32,200     500,000      29,270      26,760         -5.06             79.17
December 31, 1994..............    36,800     500,000      31,753      29,823         -5.08             63.30
December 31, 1995..............    41,400     500,000      45,919      44,567          1.57             52.21
December 31, 1996..............    46,000     500,000      56,474      55,701          3.66             44.07
December 31, 1997..............    50,600     500,000      75,616      75,423          6.88             37.87
December 31, 1998..............    55,200     500,000      94,008      94,008          8.35             33.00
December 31, 1999..............    59,800     500,000     106,661     106,661          8.34             29.10
December 31, 2000..............    64,400     500,000     104,742     104,742          6.54             25.90



ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1993....................  $ 4,600     $500,000    $ 4,152    $   820             --                --
December 31, 1993.................    4,600      500,000      3,483        151        -100.00%               --
December 31, 1994.................    9,200      500,000      6,279      2,397         -73.36          1,494.34%
December 31, 1995.................   13,800      500,000     12,194      8,438         -26.94            436.80
December 31, 1996.................   18,400      500,000     17,468     13,837         -12.77            225.27
December 31, 1997.................   23,000      500,000     26,802     23,296           0.48            144.37
December 31, 1998.................   27,600      500,000     36,039     32,998           5.65            103.38
December 31, 1999.................   32,200      500,000     41,835     39,373           5.47             79.12
December 31, 2000.................   36,800      500,000     41,087     39,205           1.51             63.27



ZENITH HARRIS OAKMARK MID CAP VALUE SUB-ACCOUNT**



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1993....................  $ 4,600     $500,000    $ 4,152    $   820             --                --
December 31, 1993.................    4,600      500,000      3,503        172        -100.00%               --
December 31, 1994.................    9,200      500,000      6,356      2,474         -72.39          1,494.34%
December 31, 1995.................   13,800      500,000     11,912      8,155         -28.62            436.80
December 31, 1996.................   18,400      500,000     16,938     13,307         -14.47            225.27
December 31, 1997.................   23,000      500,000     23,168     19,662          -5.83            144.37
December 31, 1998.................   27,600      500,000     23,754     20,713          -9.03            103.38
December 31, 1999.................   32,200      500,000     26,020     23,558          -8.56             79.12
December 31, 2000.................   36,800      500,000     33,882     32,000          -3.37             63.27



ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
May 2, 1994.......................  $ 4,600     $500,000    $ 4,152    $   820             --                --
December 31, 1994.................    4,600      500,000      2,960          0        -100.00%               --
December 31, 1995.................    9,200      500,000      7,240      3,348         -61.82          1,509.46%
December 31, 1996.................   13,800      500,000     12,712      8,945         -24.07            438.82
December 31, 1997.................   18,400      500,000     19,490     15,848          -6.79            225.92
December 31, 1998.................   23,000      500,000     21,312     17,795          -9.52            144.67
December 31, 1999.................   27,600      500,000     31,634     28,545           1.06            103.55
December 31, 2000.................   32,200      500,000     33,687     31,177          -0.88             79.22

ZENITH BALANCED SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 4,600     $500,000    $ 4,152    $   820             --                --
December 31, 1994.................    4,600      500,000      3,842        510        -100.00%               --
December 31, 1995.................    9,200      500,000      7,446      3,502         -89.33          5,368.88%
December 31, 1996.................   13,800      500,000     11,605      7,786         -44.33            720.16
December 31, 1997.................   18,400      500,000     16,277     12,583         -22.23            302.00
December 31, 1998.................   23,000      500,000     20,599     17,030         -13.83            177.09
December 31, 1999.................   27,600      500,000     22,147     18,816         -14.53            120.86
December 31, 2000.................   32,200      500,000     23,849     21,098         -13.67             89.79



ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 4,600     $500,000    $ 4,152    $   820             --                --
December 31, 1994.................    4,600      500,000      3,717        386        -100.00%               --
December 31, 1995.................    9,200      500,000      7,757      3,813         -85.52          5,368.88%
December 31, 1996.................   13,800      500,000     12,679      8,860         -35.09            720.16
December 31, 1997.................   18,400      500,000     19,677     15,983          -8.36            302.00
December 31, 1998.................   23,000      500,000     25,415     21,846          -2.37            177.09
December 31, 1999.................   27,600      500,000     32,607     29,276           2.21            120.86
December 31, 2000.................   32,200      500,000     37,281     34,529           2.20             89.79



ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 4,600     $500,000    $ 4,152    $   820             --                --
December 31, 1994.................    4,600      500,000      3,625        293        -100.00%               --
December 31, 1995.................    9,200      500,000      7,737      3,793         -85.77          5,368.88%
December 31, 1996.................   13,800      500,000     11,667      7,848         -43.78            720.16
December 31, 1997.................   18,400      500,000     17,387     13,693         -17.37            302.00
December 31, 1998.................   23,000      500,000     28,836     25,267           4.35            177.09
December 31, 1999.................   27,600      500,000     41,611     38,280          12.23            120.86
December 31, 2000.................   32,200      500,000     36,840     34,089           1.80             89.79



ZENITH MFS INVESTORS TRUST SUB-ACCOUNT



                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
DATE                                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                  --------    --------    ------    --------    --------------    -------------
April 30, 1999......................   $4,600     $500,000    $4,152     $  820             --                --
December 31, 1999...................    4,600      500,000     3,013          0        -100.00%               --
December 31, 2000...................    9,200      500,000     5,625      1,743         -81.67          1,494.34%


ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT


                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
DATE                                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                  --------    --------    ------    --------    --------------    -------------
April 30, 1999....................     $4,600     $500,000    $4,152     $  820             --                --
December 31, 1999.................      4,600      500,000     3,593        261         -98.61%               --
December 31, 2000.................      9,200      500,000     5,685      1,803         -80.90          1,494.34%

METROPOLITAN JANUS MID CAP SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
March 3, 1997.....................  $ 4,600     $500,000    $ 4,152    $   820             --                --
December 31, 1997.................    4,600      500,000      3,790        459         -93.78%               --
December 31, 1998.................    9,200      500,000      8,794      4,923         -38.90          1,142.31%
December 31, 1999.................   13,800      500,000     26,250     22,504          29.10            384.58
December 31, 2000.................   18,400      500,000     17,753     14,132         -11.04            207.87


METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
November 9, 1998..................  $ 4,600     $500,000    $ 4,152    $   820             --                --
December 31, 1998.................    4,600      500,000      4,221        890        -100.00%               --
December 31, 1999.................    9,200      500,000      7,996      4,042         -84.93          5,870.10%
December 31, 2000.................   13,800      500,000     10,079      6,249         -60.51            741.60



METROPOLITAN PUTNAM LARGE CAP GROWTH SUB-ACCOUNT
                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
May 1, 2000.........................   $4,600     $500,000    $4,152      $820              --               --
December 31, 2000...................    4,600      500,000     2,028         0         -100.00%              --



METROPOLITAN PUTNAM INTERNATIONAL STOCK SUB-ACCOUNT***
                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 4,600     $500,000    $ 4,152    $   820             --                --
December 31, 1994.................    4,600      500,000      3,940        608        -100.00%               --
December 31, 1995.................    9,200      500,000      6,990      3,046         -94.00          5,368.88%
December 31, 1996.................   13,800      500,000     10,364      6,545         -56.06            720.16
December 31, 1997.................   18,400      500,000     12,966      9,272         -39.51            302.00
December 31, 1998.................   23,000      500,000     16,734     13,165         -25.74            177.09
December 31, 1999.................   27,600      500,000     23,626     20,296         -11.62            120.86
December 31, 2000.................   32,200      500,000     23,647     20,895         -13.99             89.79



METROPOLITAN METLIFE STOCK INDEX SUB-ACCOUNT****
                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----                --------    --------    --------    --------    --------------    -------------
May 1, 1987....................  $  4,600    $500,000    $  4,152    $    820            --                --
December 31, 1987..............     4,600     500,000       2,734           0       -100.00%               --
December 31, 1988..............     9,200     500,000       6,156       2,264        -75.15          1,501.87%
December 31, 1989..............    13,800     500,000      11,651       7,884        -30.32            437.81
December 31, 1990..............    18,400     500,000      13,768      10,126        -26.01            225.59
December 31, 1991..............    23,000     500,000      20,890      17,373        -10.38            144.52
December 31, 1992..............    27,600     500,000      25,157      22,068         -7.05            103.47
December 31, 1993..............    32,200     500,000      30,244      27,734         -4.08             79.17
December 31, 1994..............    36,800     500,000      33,412      31,481         -3.76             63.30
December 31, 1995..............    41,400     500,000      50,210      48,858          3.52             52.21
December 31, 1996..............    46,000     500,000      65,045      64,273          6.36             44.07
December 31, 1997..............    50,600     500,000      90,437      90,244          9.89             37.87
December 31, 1998..............    55,200     500,000     119,338     119,338         11.95             33.00
December 31, 1999..............    59,800     500,000     147,174     147,174         12.77             29.10
December 31, 2000..............    64,400     500,000     132,933     132,933          9.60             25.90

METROPOLITAN METLIFE MID CAP STOCK INDEX SUB-ACCOUNT
                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
July 5, 2000........................   $4,600     $500,000    $4,152      $820              --               --
December 31, 2000...................    4,600      500,000     3,533       201         -100.00%              --



METROPOLITAN MORGAN STANLEY EAFE INDEX SUB-ACCOUNT
                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
November 9, 1998....................  $ 4,600     $500,000    $4,152     $  820             --                --
December 31, 1998...................    4,600      500,000     4,333      1,002        -100.00%               --
December 31, 1999...................    9,200      500,000     8,135      4,180         -83.01          5,870.10%
December 31, 2000...................   13,800      500,000     9,853      6,023         -62.92            741.60



METROPOLITAN LEHMAN BROTHERS AGGREGATE BOND INDEX SUB-ACCOUNT
                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
November 9, 1998..................  $ 4,600     $500,000    $ 4,152    $   820             --                --
December 31, 1998.................    4,600      500,000      4,059        727        -100.00%               --
December 31, 1999.................    9,200      500,000      6,524      2,570         -98.49          5,870.10%
December 31, 2000.................   13,800      500,000     10,276      6,447         -58.45            741.60



METROPOLITAN STATE STREET RESEARCH AURORA SMALL CAP VALUE SUB-ACCOUNT
                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
July 5, 2000........................   $4,600     $500,000    $4,152      $820              --               --
December 31, 2000...................    4,600      500,000     4,169       837          -96.96%              --

METROPOLITAN STATE STREET RESEARCH INVESTMENT TRUST SUB-ACCOUNT*****+



                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
June 24, 1983...................  $ 4,600     $500,000    $  4,152    $    820            --                --
December 31, 1983...............    4,600      500,000       3,153           0       -100.00%               --
December 31, 1984...............    9,200      500,000       6,214       2,312        -80.93          2,018.14%
December 31, 1985...............   13,800      500,000      11,461       7,684        -34.55            498.63
December 31, 1986...............   18,400      500,000      15,210      11,558        -22.06            244.30
December 31, 1987...............   23,000      500,000      18,482      14,955        -16.82            152.95
December 31, 1988...............   27,600      500,000      23,141      20,004        -10.66            108.11
December 31, 1989...............   32,200      500,000      34,181      31,623         -0.51             82.06
December 31, 1990...............   36,800      500,000      33,563      31,584         -3.83             65.25
December 31, 1991...............   41,400      500,000      48,608      47,209          2.89             53.60
December 31, 1992...............   46,000      500,000      58,230      57,410          4.36             45.11
December 31, 1993...............   50,600      500,000      70,321      70,080          5.78             38.67
December 31, 1994...............   55,200      500,000      71,053      71,053          4.12             33.64
December 31, 1995...............   59,800      500,000      99,251      99,251          7.48             29.61
December 31, 1996...............   64,400      500,000     124,183     124,183          8.90             26.32
December 31, 1997...............   69,000      500,000     162,711     162,711         10.69             23.59
December 31, 1998...............   73,600      500,000     211,795     211,795         12.16             21.29
December 31, 1999...............   78,200      500,000     254,218     254,218         12.64             19.33
December 31, 2000...............   82,800      500,000     233,252     233,252         10.54             17.64



METROPOLITAN NEUBERGER BERMAN PARTNERS MID CAP VALUE SUB-ACCOUNT+



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
November 9, 1998..................  $ 4,600     $500,000    $ 4,152    $   820             --                --
December 31, 1998.................    4,600      500,000      4,307        975        -100.00%               --
December 31, 1999.................    9,200      500,000      7,856      3,902         -86.81          5,870.10%
December 31, 2000.................   13,800      500,000     12,658      8,828         -36.16            741.60


VIP EQUITY-INCOME SUB-ACCOUNT


                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                               PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                             --------    --------    --------    --------    --------------    -------------
October 9, 1986................  $  4,600    $500,000    $  4,152    $    820            --                --
December 31, 1986..............     4,600     500,000       3,867         535       -100.00%               --
December 31, 1987..............     9,200     500,000       5,888       1,944        -97.93          4,378.72%
December 31, 1988..............    13,800     500,000       9,942       6,123        -57.08            671.86
December 31, 1989..............    18,400     500,000      14,407      10,713        -30.16            290.57
December 31, 1990..............    23,000     500,000      15,144      11,575        -30.72            172.51
December 31, 1991..............    27,600     500,000      22,601      19,271        -13.28            118.50
December 31, 1992..............    32,200     500,000      29,162      26,411         -6.19             88.38
December 31, 1993..............    36,800     500,000      36,907      34,735         -1.55             69.44
December 31, 1994..............    41,400     500,000      42,461      40,868         -0.31             56.56
December 31, 1995..............    46,000     500,000      61,436      60,422          5.66             47.30
December 31, 1996..............    50,600     500,000      73,505      73,070          6.84             40.34
December 31, 1997..............    55,200     500,000      97,455      97,455          9.50             34.95
December 31, 1998..............    59,800     500,000     112,800     112,800          9.68             30.67
December 31, 1999..............    64,400     500,000     123,210     123,210          9.13             27.18
December 31, 2000..............    69,000     500,000     135,217     135,217          8.77             24.31

VIP OVERSEAS SUB-ACCOUNT


                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                               PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                             --------    --------    --------    --------    --------------    -------------
January 28, 1987...............  $  4,600    $500,000    $  4,152    $    820            --                --
December 31, 1987..............     4,600     500,000       2,397           0       -100.00%               --
December 31, 1988..............     9,200     500,000       5,981       2,131        -67.86            993.86%
December 31, 1989..............    13,800     500,000      10,891       7,166        -30.47            358.74
December 31, 1990..............    18,400     500,000      13,502       9,901        -24.04            198.74
December 31, 1991..............    23,000     500,000      17,483      14,008        -16.53            131.80
December 31, 1992..............    27,600     500,000      17,730      14,834        -17.95             96.26
December 31, 1993..............    32,200     500,000      27,861      25,544         -5.91             74.60
December 31, 1994..............    36,800     500,000      31,040      29,303         -5.18             60.18
December 31, 1995..............    41,400     500,000      38,583      37,425         -2.06             49.96
December 31, 1996..............    46,000     500,000      47,342      46,763          0.30             42.38
December 31, 1997..............    50,600     500,000      56,744      56,744          1.92             36.56
December 31, 1998..............    55,200     500,000      67,665      67,665          3.13             31.97
December 31, 1999..............    59,800     500,000     101,207     101,207          7.35             28.25
December 31, 2000..............    64,400     500,000      84,135      84,135          3.53             25.20


VIP HIGH INCOME SUB-ACCOUNT


                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                               PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                             --------    --------    --------    --------    --------------    -------------
September 19, 1985.............  $  4,600    $500,000    $  4,152    $    820            --                --
December 31, 1985..............     4,600     500,000       3,947         615       -100.00%               --
December 31, 1986..............     9,200     500,000       7,368       3,434        -80.89          3,695.45%
December 31, 1987..............    13,800     500,000      10,277       6,469        -51.34            632.43
December 31, 1988..............    18,400     500,000      14,257      10,574        -29.82            280.81
December 31, 1989..............    23,000     500,000      16,209      12,650        -25.98            168.53
December 31, 1990..............    27,600     500,000      18,369      15,087        -22.04            116.43
December 31, 1991..............    32,200     500,000      27,251      24,548         -8.36             87.13
December 31, 1992..............    36,800     500,000      36,036      33,912         -2.17             68.62
December 31, 1993..............    41,400     500,000      46,620      45,076          1.98             55.99
December 31, 1994..............    46,000     500,000      49,421      48,456          1.08             46.87
December 31, 1995..............    50,600     500,000      63,222      62,836          4.03             40.02
December 31, 1996..............    55,200     500,000      75,371      75,371          5.25             34.70
December 31, 1997..............    59,800     500,000      91,992      91,992          6.61             30.46
December 31, 1998..............    64,400     500,000      91,482      91,482          5.01             27.02
December 31, 1999..............    69,000     500,000     102,159     102,159          5.19             24.17
December 31, 2000..............    73,600     500,000      81,647      81,647          1.32             21.78



VIP II ASSET MANAGER SUB-ACCOUNT



                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                              --------    --------    --------    --------    --------------    -------------
September 6, 1989...............  $ 4,600     $500,000    $  4,152    $    820            --                --
December 31, 1989...............    4,600      500,000       3,752         420       -100.00%               --
December 31, 1990...............    9,200      500,000       6,790       2,857        -85.44          3,333.12%
December 31, 1991...............   13,800      500,000      11,247       7,438        -41.81            608.82
December 31, 1992...............   18,400      500,000      15,413      11,730        -23.89            274.76
December 31, 1993...............   23,000      500,000      21,490      17,931        -10.68            166.03
December 31, 1994...............   27,600      500,000      22,560      19,278        -12.80            115.11
December 31, 1995...............   32,200      500,000      29,014      26,311         -6.13             86.34
December 31, 1996...............   36,800      500,000      35,964      33,841         -2.21             68.10
December 31, 1997...............   41,400      500,000      46,513      44,968          1.91             55.62
December 31, 1998...............   46,000      500,000      57,543      56,577          4.24             46.60
December 31, 1999...............   50,600      500,000      67,576      67,190          5.22             39.81
December 31, 2000...............   55,200      500,000      66,922      66,922          3.26             34.54

AMERICAN FUNDS GROWTH SUB-ACCOUNT




                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    -------      -----      --------    --------------    -------------
February 8, 1984................  $ 4,600     $500,000    $  4,152    $    820            --                --
December 31, 1984...............    4,600      500,000       2,685           0       -100.00%               --
December 31, 1985...............    9,200      500,000       6,090       2,230        -67.55         1,038.29%
December 31, 1986...............   13,800      500,000      11,685       7,949        -26.50            366.76
December 31, 1987...............   18,400      500,000      15,025      11,414        -19.03            201.61
December 31, 1988...............   23,000      500,000      20,294      16,808        -10.67            133.20
December 31, 1989...............   27,600      500,000      30,244      27,299         -0.32             97.06
December 31, 1990...............   32,200      500,000      30,860      28,495         -3.14             75.12
December 31, 1991...............   36,800      500,000      44,437      42,651          3.35             60.54
December 31, 1992...............   41,400      500,000      52,807      51,600          4.47             50.22
December 31, 1993...............   46,000      500,000      65,173      64,545          6.19             42.58
December 31, 1994...............   50,600      500,000      68,261      68,213          4.99             36.71
December 31, 1995...............   55,200      500,000      96,114      96,114          8.41             32.09
December 31, 1996...............   59,800      500,000     111,649     111,649          8.71             28.35
December 31, 1997...............   64,400      500,000     149,028     149,028         10.76             25.28
December 31, 1998...............   69,000      500,000     205,630     205,630         12.91             22.72
December 31, 1999...............   73,600      500,000     328,114     328,114         16.26             20.56
December 31, 2000...............   78,200      500,000     333,276     333,276         14.83             18.70



AMERICAN FUNDS GROWTH-INCOME SUB-ACCOUNT




                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    -------      -----      --------    --------------    -------------
February 8, 1984................  $ 4,600     $500,000    $  4,152    $    820            --                --
December 31, 1984...............    4,600      500,000       2,906           0       -100.00%               --
December 31, 1985...............    9,200      500,000       7,597       3,737        -49.77         1,038.29%
December 31, 1986...............   13,800      500,000      12,750       9,014        -20.91            366.76
December 31, 1987...............   18,400      500,000      15,216      11,605        -18.40            201.61
December 31, 1988...............   23,000      500,000      20,295      16,809        -10.66            133.20
December 31, 1989...............   27,600      500,000      28,970      26,026         -1.73             97.06
December 31, 1990...............   32,200      500,000      30,235      27,870         -3.71             75.12
December 31, 1991...............   36,800      500,000      40,727      38,941          1.29             60.54
December 31, 1992...............   41,400      500,000      47,567      46,360          2.30             50.22
December 31, 1993...............   46,000      500,000      57,080      56,453          3.76             42.58
December 31, 1994...............   50,600      500,000      61,573      61,525          3.28             36.71
December 31, 1995...............   55,200      500,000      86,605      86,605          6.86             32.09
December 31, 1996...............   59,800      500,000     105,498     105,498          7.95             28.35
December 31, 1997...............   64,400      500,000     136,385     136,385          9.67             25.28
December 31, 1998...............   69,000      500,000     164,572     164,572         10.38             22.72
December 31, 1999...............   73,600      500,000     186,386     186,386         10.37             20.56
December 31, 2000...............   78,200      500,000     201,575     201,575          9.93             18.70

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION SUB-ACCOUNT




                                      TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                     PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                    PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                  --------    -------      -----     --------    --------------    -------------
April 30, 1998.....................  $ 4,600     $500,000    $ 4,152     $  820             --                --
December 31, 1998..................    4,600      500,000      2,869          0        -100.00%               --
December 31, 1999..................    9,200      500,000     10,393      6,512         -26.28          1,494.34%
December 31, 2000..................   13,800      500,000     10,579      6,822         -37.10            436.80


------------

    *Rates of return and Policy values and benefits shown reflect the Capital
     Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.



   **Rates of return and Policy values and benefits shown reflect the Harris
     Oakmark Mid Cap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.



  ***On December 1, 2000, the Putnam International Stock Portfolio of the
     Metropolitan Series Fund, Inc. replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund. Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series.



 ****On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan
     Series Fund, Inc. replaced the Westpeak Stock Index Series of the Zenith Fund. Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.



*****The State Street Research Investment Trust Portfolio commenced operations on June 24, 1983. Performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end net asset values, as daily net asset value information is not available.



    +Scheduled to be available in the fourth quarter of 2001.

                                   APPENDIX C

                            LONG TERM MARKET TRENDS

    The information below compares the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and does not predict future performance. The information does not reflect Policy charges.

    The data indicates that, historically, the investment performance of common stocks over long periods has been positive and generally superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods.


    Over the 56 20-year time periods beginning in 1926 and ending in 2000 (i.e., 1926-1945, 1927-1946, and so on through 1981-2000):



    -- The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 53 of the 56 periods.



    -- The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 56 periods.



    -- Common stock average annual returns exceeded the average annual rate of inflation in each of the 56 periods.



    Over the 46 30-year periods beginning in 1926 and ending in 2000, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 46 periods.



    From 1926 through 2000 the average annual return for common stocks was 11.0%, compared to 5.7% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.

------------

* Used with permission. (C)2001 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]


                            ------------------------

                 SUMMARY: HISTORIC S&P STOCK INDEX RESULTS FOR
                            SPECIFIC HOLDING PERIODS


    The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index with dividends reinvested, over one-year, five-year and twenty-year periods beginning in 1926 and ending 2000.


    The chart does not predict future stock market results. It shows the historic performance of a broad index of stocks, and not the performance of any fund or investment.

                            ------------------------

             PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:


                                                                                              GREATER
                                                        0-      5.01-     10.01-    15.01-     THAN
HOLDING                                   NEGATIVE    5.00%     10.00%    15.00%    20.00%    20.00%
PERIOD                                     RETURN     RETURN    RETURN    RETURN    RETURN    RETURN
-------                                   --------    ------    ------    ------    ------    -------
1 year..................................     26%         4%       11%        7%       12%       40%
5 years.................................     10%        14%       14%       31%       18%       13%
10 years................................      3%        10%       33%       24%       28%        2%
20 years................................      0%         6%       31%       53%       10%        0%


------------

Used with permission. (C)2001 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                                   APPENDIX D

                             USES OF LIFE INSURANCE

    These are examples of ways the Policy can be used to address certain financial objectives.

FAMILY INCOME PROTECTION

    You may purchase life insurance on the lives of family income earners to provide a death benefit to cover final expenses, and continue current family income. The amount of insurance you purchase should be an amount which will provide a death benefit that, when invested outside the policy at a reasonable interest rate, will generate enough money to replace the individual's income.

ESTATE PROTECTION

    A trust may purchase life insurance on the life of the person whose estate will incur federal estate taxes upon the person's death. The amount of insurance purchased should equal the amount of the estimated estate tax liability. On the insured's death, the trustee makes the death proceeds available to the estate for the payment of estate tax costs.

EDUCATION FUNDING

    You may purchase life insurance on the life of the parent(s) or primary person funding an education. The amount of insurance you purchase should equal the total education cost projected at a reasonable inflation rate.

    In the event of death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, cash value may be accessed to meet education costs. Loans or surrenders reduce the Policy's death benefit.

MORTGAGE PROTECTION

    You may purchase life insurance on the life of the person responsible for making mortgage payments. The amount of insurance you purchase should equal the mortgage amount. In the event of the insured's death, the guaranteed death benefit can be used to pay the mortgage balance.

    During the insured's lifetime, cash value may be accessed late in the mortgage term to help make the remaining mortgage payments. Loans or surrenders reduce the Policy's death benefit.

KEY PERSON PROTECTION

    A business may purchase life insurance on the life of a key person in an amount equal to the key person's value, considering salary, benefits, and contribution to the business. On the key person's death, the business uses the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

BUSINESS CONTINUATION PROTECTION

    You can insure each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit provides funds for the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.

RETIREMENT INCOME

    You may purchase life insurance on the life of a family income earner during his or her working life. If the insured lives to retirement, cash value may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Loans or surrenders reduce the Policy's death benefit.

    Because the Policy provides a death benefit and cash value accumulation, you can use the Policy for various individual and business planning purposes. If you purchase the Policy for such purposes, you assume certain risks, particularly if the Policy's cash value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If the investment performance of the Sub-Accounts to which cash value is allocated is poorer than expected, or if you don't pay sufficient premiums or maintain cash values, the Policy may lapse or may not accumulate sufficient cash value or net cash value to fund the purpose for which you purchased the Policy. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with your goals. If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax advisor about possible tax consequences. (See "Tax Considerations".)

                                   APPENDIX E

                                TAX INFORMATION

    The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                            ------------------------

                                   TABLE 1.1

  COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND OTHER RETIREMENT
                                 SAVINGS PLANS

                                  CASH-VALUE
                                     LIFE       NON-QUALIFIED                              QUALIFIED
                                  INSURANCE       ANNUITIES            IRA'S                PENSION
                                  ----------    -------------          -----               ---------
Annual Contribution Limits            No             No                 Yes                   Yes
Income Eligibility Limits             No             No                Yes**                  No
Borrowing Treated as
  Distributions                      No*             Yes         Loans not allowed    Yes, beyond $50,000
Income Ordering Rules (Income
  included in First
  Distribution)                      No*             Yes                Yes                   Yes
Early Withdrawal Penalties           No*           Yes***             Yes***                Yes***
Minimum Distribution Rules by
  Age 70 1/2                          No             No                 Yes                   Yes
Maximum Annual Distribution
  Rules                               No             No                 Yes                   Yes
Anti-discrimination Rules             No             No                 No                    Yes

------------
Department of the Treasury                                            March 1990
  Office of Tax Analysis

  * If the Policy is not a modified endowment contract.
 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.
*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

 This appendix is not tax advice. You should consult with your own tax advisor for more complete information.

                                   APPENDIX F

                         TAX LAW AND THE DEATH BENEFIT

    In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than a percentage of the Policy's cash value. These percentages are set forth below.

AGE OF INSURED                   AGE OF INSURED AT
AT START OF THE  PERCENTAGE OF     START OF THE     PERCENTAGE OF
  POLICY YEAR     CASH VALUE*       POLICY YEAR      CASH VALUE*
---------------  -------------   -----------------  -------------
0 through 40          250              61                128
     41               243              62                126
     42               236              63                124
     43               229              64                122
     44               222              65                120
     45               215              66                119
     46               209              67                118
     47               203              68                117
     48               197              69                116
     49               191              70                115
     50               185              71                113
     51               178              72                111
     52               171              73                109
     53               164              74                107
     54               157         75 through 90          105
     55               150              91                104
     56               146              92                103
     57               142              93                102
     58               138         94 through 99          101
     59               134              100               100
     60               130

------------
* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE
COMPANY

INDEPENDENT AUDITORS REPORT

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Mid Cap Value Sub-Account, Growth and Income Sub-Account, Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Magnum Equity Sub-Account, Venture Value Sub-Account, Bond Opportunities Sub-Account, Investors Sub-Account, Research Managers Sub-Account, Mid Cap Sub-Account, Large Cap Growth Sub-Account, Russell 2000 Index Sub-Account, International Stock Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account) of New England Life Insurance Company (the "Company") as of December 31, 2000, and the related statements of operations and changes in net assets for each of the three years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned Sub-Accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 2000, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 16, 2001

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2000
                       See Notes to Financial Statements

                                                                                                            NEW ENGLAND ZENITH FUND
                     --------------------------------------------------------------------------------------------------------------
                       CAPITAL        BOND                    STOCK                                            SMALL        U.S.
                       GROWTH        INCOME      MONEY        INDEX     MANAGED      MID CAP     GROWTH AND     CAP      GOVERNMENT
                        SUB-          SUB-     MARKET SUB-     SUB-       SUB-        VALUE      INCOME SUB-    SUB-        SUB-
                       ACCOUNT      ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT    SUB-ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT
                     ----------    ---------  ------------  ---------  ---------   -----------  -----------  ---------  -----------
ASSETS
Investments in
New England Zenith
Fund, Metropolitan
Series Fund,
Variable Insurance
Products Fund, and
Variable Insurance
Products Fund II
at value (Note  2)..$1,104,994,684 $82,042,134 $78,172,290 $198,748,422 $67,409,578 $47,525,461 $96,458,977  $148,720,850 $800,474


                         NEW ENGLAND ZENITH FUND
                         -----------------------
                                BALANCED
                                  SUB-
                                ACCOUNT
                              ----------
ASSETS
Investments in
New England Zenith
Fund, Metropolitan
Series Fund,
Variable Insurance
Products Fund, and
Variable Insurance
Products Fund II
at value (Note  2)...         $16,883,347

                    SHARES        COST
                  ---------- --------------
Capital Growth
 Series.........   2,682,612 $1,023,706,284
Back Bay
 Advisors Bond
 Income Series..     748,150     80,453,939
Back Bay
 Advisors Money
 Market Series..     781,723     78,172,290
Westpeak Stock
 Index Series...     947,278    153,914,977
Back Bay
 Advisors
 Managed Series.     362,573     61,788,403
Harris Oakmark
 Mid Cap Value
 Series.........     324,207     44,151,334
Westpeak Growth
 and Income
 Series.........     525,949     95,448,037
Loomis Sayles
 Small Cap
 Series.........     706,714    118,617,689
Salomon Brothers
 U.S. Government
 Series.........      67,041        780,776
Balanced Series.   1,243,251     18,709,840
Alger Equity
 Growth Series..  12,105,440    303,918,419
Davis Venture
 Value Series...   8,686,269    197,334,456
Salomon Brothers
 Bond
 Opportunities
 Series.........      95,259      1,177,952
MFS Investors
 Series.........     332,759      3,407,517
MFS Research
 Managers
 Series.........   1,124,079     14,096,128
Janus Mid Cap
 Portfolio......   1,135,197     38,205,762
Putnam Large Cap
 Growth
 Portfolio......     694,285      6,295,956
Russell 2000(R)
 Index
 Portfolio......     209,070      2,811,039
Putnam
 International
 Stock
 Portfolio......   1,552,550     18,650,710
VIP Equity-
 Income
 Portfolio......   6,886,911    132,223,694
VIP Overseas
 Portfolio......  10,060,884    197,987,280
VIP High Income
 Portfolio......   1,608,282     18,986,399
VIP II Asset
 Manager
 Portfolio......     935,789     15,154,454
                             --------------
Total...........             $2,625,993,335
                             ==============

                                                                                                            NEW ENGLAND ZENITH FUND
                     --------------------------------------------------------------------------------------------------------------
                       CAPITAL        BOND                    STOCK                                            SMALL        U.S.
                       GROWTH        INCOME      MONEY        INDEX     MANAGED      MID CAP     GROWTH AND     CAP      GOVERNMENT
                        SUB-          SUB-     MARKET SUB-     SUB-       SUB-        VALUE      INCOME SUB-    SUB-        SUB-
                       ACCOUNT      ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT    SUB-ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT
                     ----------    ---------  ------------  ---------  ---------   -----------  -----------  ---------  -----------
Amount due and
accrued (payable)
from  policy-
related transac-
tions, net......       (536,538)     51,314   11,778,221     148,893       9,258       16,259      25,176      326,596         --
Dividends re-
ceivable........             --          --      288,719          --          --           --          --           --         --
                  ------------- -----------  ----------- -----------  ----------   ----------  ----------  -----------   --------
Total Assets...   1,104,458,146  82,093,448   90,239,230 198,897,315  67,418,836   47,541,720  96,484,153  149,047,446    800,474
LIABILITIES
Due to
New England
Life Insurance
Company........      81,173,834   7,856,735   16,578,017  21,890,781   6,271,184    4,860,405   1,353,768   16,421,216     46,547
                  ------------- -----------  ----------- -----------  ----------   ----------  ----------   ----------   --------
Total                81,173,834   7,856,735   16,578,017  21,890,781   6,271,184    4,860,405   1,353,768   16,421,216     46,547
Liabilities...    ------------- -----------  ----------- -----------  ----------   ----------  ----------   ----------   --------
NET ASSETS FOR
VARIABLE LIFE
INSURANCE
POLICIES......   $1,023,284,312 $74,236,713  $73,661,213 $177,006,534$61,147,652  $42,681,315 $95,130,385 $132,626,230   $753,927
                 ============== ===========  =========== =========== ===========  =========== =========== ============   ========


                         NEW ENGLAND ZENITH FUND
                         -----------------------
                                BALANCED
                                  SUB-
                                ACCOUNT
                              ----------
Amount due and
accrued (payable)
from policy-
related trans
actions, net......               12,584
Dividends
receivable........                   --
                             ----------
  Total Assets....           16,895,931
LIABILITIES
Due to New England
Life Insurance
Company                       1,876,485
                             ----------
Total Liabilities             1,876,485
                             ----------
NET ASSETS FOR
VARIABLE LIFE
INSURANCE POLICIES          $15,019,446
                            ===========

                       See Notes to Financial Statements

                                                                           METROPOLITAN SERIES FUND
--------------------------------------------------------------- ------------------------------------------------
   EQUITY       VENTURE        BOND                                          LARGE CAP   RUSSELL   INTERNATIONAL
   GROWTH        VALUE     OPPORTUNITIES INVESTORS   RESEARCH                  GROWTH   2000 INDEX     STOCK
    SUB-          SUB-         SUB-         SUB-     MANAGERS     MID CAP       SUB-       SUB-        SUB-
  ACCOUNT       ACCOUNT       ACCOUNT     ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT   ACCOUNT    ACCOUNT      ACCOUNT
------------  ------------ ------------- ---------- ----------- -----------  ---------- ---------- -------------
$303,362,343  $253,639,040  $1,089,765   $3,407,454 $12,971,876 $26,552,256  $5,068,279 $2,168,053  $19,236,098
























     341,940       180,497          --          375      90,550  (1,578,753)    158,608      2,148     (293,800)
          --            --          --           --          --          --          --         --           --
------------  ------------  ----------   ---------- ----------- -----------  ---------- ----------  -----------
 303,704,283   253,819,537   1,089,765    3,407,829  13,062,426  24,973,503   5,226,887  2,170,201   18,942,298
  30,821,344    37,636,390      54,576      398,126   1,455,860   1,119,484     731,059      6,989     (445,217)
------------  ------------  ----------   ---------- ----------- -----------  ---------- ----------  -----------
  30,821,344    37,636,390      54,576      398,126   1,455,860   1,119,484     731,059      6,989     (445,217)
------------  ------------  ----------   ---------- ----------- -----------  ---------- ----------  -----------
$272,882,939  $216,183,147  $1,035,189   $3,009,703 $11,606,566 $23,854,019  $4,495,828 $2,163,212  $19,387,515
============  ============  ==========   ========== =========== ===========  ========== ==========  ===========
                                                       VARIABLE
                                                      INSURANCE
                                                       PRODUCTS
                 VARIABLE INSURANCE PRODUCTS FUND      FUND II
             --------------------------------------------------- --------------
                 EQUITY-
                 INCOME      OVERSEAS                   ASSET
                  SUB-         SUB-     HIGH INCOME    MANAGER
                ACCOUNT      ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT     TOTAL
             ------------- ------------ ------------ ----------- --------------
             $174,723,160  $194,355,923 $12,978,459  $14,836,762 $2,866,145,685


                   41,201       103,836      21,762       13,379     10,913,506
                       --            --          --           --        288,719
             ------------  ------------ -----------  ----------- --------------
              174,764,361   194,459,759  13,000,221   14,850,141  2,877,347,910
               17,733,958    11,210,805   1,367,663    1,629,874    262,049,883
             ------------  ------------ -----------  ----------- --------------
               17,733,958    11,210,805   1,367,663    1,629,874    262,049,883
             ------------  ------------ -----------  ----------- --------------
             $157,030,403  $183,248,954 $11,632,558  $13,220,267 $2,615,298,027
             ============  ============ ===========  =========== ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000




                                                                        NEW ENGLAND ZENITH FUND
                    --------------------------------------------------------------------------------------------------------------
                      CAPITAL        BOND       MONEY                                MID CAP                   SMALL       U.S.
                       GROWTH       INCOME      MARKET      STOCK                     VALUE     GROWTH AND      CAP     GOVERNMENT
                        SUB-         SUB-        SUB-       INDEX        MANAGED       SUB-     INCOME SUB-     SUB-       SUB-
                      ACCOUNT      ACCOUNT     ACCOUNT   SUB- ACCOUNT  SUB-ACCOUNT   ACCOUNT      ACCOUNT     ACCOUNT    ACCOUNT
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ---------- ----------
 INCOME
 Dividends........  $  6,825,924  $      --   $4,511,876 $    149,711  $ 1,581,304  $      --   $ 2,499,909  $1,181,882  $   --
 EXPENSE
 Mortality and
 expense risk
 charge (Note 3)..     6,877,345     511,944     500,145    1,351,047      448,504     259,625      659,437     902,187    7,636
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 Net investment
 income (loss)....       (51,421)   (511,944)  4,011,731   (1,201,336)   1,132,800    (259,625)   1,840,472     279,695  (7,636)
 NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS
 Net unrealized
 appreciation
 (depreciation)
 on investments:
  Beginning of
  period..........   144,771,302  (4,499,584)        --    63,685,270    9,600,369  (4,330,144)   8,566,144  27,466,967  (56,822)
  End of period...    81,288,400   1,588,195         --    44,833,445    5,621,175   3,374,127    1,010,940  30,103,161   19,698
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 Net change in
 unrealized
 appreciation
 (depreciation)...   (63,482,902)  6,087,779         --   (18,851,825)  (3,979,194)  7,704,271   (7,555,204)  2,636,194   76,520
 Net realized
 gain (loss) on
 investments......        65,557     (36,738)        --      (203,449)     (42,829)    (23,066)     (18,902)    145,497      148
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 Net realized and
 unrealized gain
 (loss) on
 investments......   (63,417,345)  6,051,041         --   (19,055,274)  (4,022,023)  7,681,205   (7,574,106)  2,781,691   76,668
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS..  $(63,468,766) $5,539,097  $4,011,731 $(20,256,610) $(2,889,223) $7,421,580  $(5,733,634) $3,061,386  $69,032
                    ============  ==========  ========== ============  ===========  ==========  ===========  ==========  =======
                     BALANCED      EQUITY
                       SUB-     GROWTH SUB-
                     ACCOUNT      ACCOUNT
                    ----------- -------------
 INCOME
 Dividends........  $    5,904  $  3,306,492
 EXPENSE
 Mortality and
 expense risk
 charge (Note 3)..     117,597     1,981,053
                    ----------- -------------
 Net investment
 income (loss)....    (111,693)    1,325,439
 NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS
 Net unrealized
 appreciation
 (depreciation)
 on investments:
  Beginning of
  period..........  (1,387,395)   52,277,058
  End of period...  (1,826,493)     (556,076)
                    ----------- -------------
 Net change in
 unrealized
 appreciation
 (depreciation)...    (439,098)  (52,833,134)
 Net realized
 gain (loss) on
 investments......      79,174       416,391
                    ----------- -------------
 Net realized and
 unrealized gain
 (loss) on
 investments......    (359,924)  (52,416,743)
                    ----------- -------------
 NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS..  $ (471,617) $(51,091,304)
                    =========== =============

+For the period May 1, 2000 (Commencement of Operations) through December 31,
  2000.
++ On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                              METROPOLITAN SERIES FUND
----------------------------------------------------------------  ---------------------------------------------------
                                                                                             RUSSELL
INTERNATIONAL                   BOND                                                          2000+    INTERNATIONAL+
   MAGNUM        VENTURE    OPPORTUNITIES INVESTORS   RESEARCH     MID CAP+     LARGE CAP     INDEX        STOCK
EQUITY++ SUB-  VALUE SUB-       SUB-        SUB-      MANAGERS       SUB-        GROWTH+      SUB-          SUB-
   ACCOUNT       ACCOUNT       ACCOUNT     ACCOUNT   SUB-ACCOUNT    ACCOUNT    SUB-ACCOUNT   ACCOUNT      ACCOUNT
-------------  -----------  ------------- ---------  -----------  -----------  -----------  ---------  --------------
$   374,965    $       --     $    --     $    966   $     2,453  $ 1,356,774  $       --   $ 306,539     $    679
    128,687      1,440,887      10,241      13,612        41,150       62,269       10,822      5,829       17,583
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
    246,278     (1,440,887)    (10,241)    (12,646)      (38,697)   1,294,505      (10,822)   300,710      (16,904)
  3,645,897     38,403,888    (154,569)     20,670       138,291          --           --         --           --
    (48,155)    56,304,584     (88,187)        (63)   (1,124,252) (11,653,506)  (1,227,677)  (642,986)     633,543
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
 (3,694,052)    17,900,696      66,382     (20,733)   (1,262,543) (11,653,506)  (1,227,677)  (642,986)     633,543
    (10,214)      (178,858)      5,936      (1,002)       60,137      764,362        4,567     22,026        6,780
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
 (3,683,838)    17,721,838      72,318     (21,735)   (1,202,406) (10,889,144)  (1,223,110)  (620,960)     640,323
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
$(3,437,560)   $16,280,951    $ 62,077    $(34,381)  $(1,241,103) $(9,594,639) $(1,233,932) $(320,250)    $623,419
===========    ===========    ========    ========   ===========  ===========  ===========  =========     ========

                                                          VARIABLE
                                                         INSURANCE
                                                          PRODUCTS
                 VARIABLE INSURANCE PRODUCTS FUND          FUND II
             ----------------------------------------  ---------------

                EQUITY-                                    ASSET
              INCOME SUB-    OVERSEAS    HIGH INCOME      MANAGER
                ACCOUNT    SUB- ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT       TOTAL
             ------------- ------------ ------------ --------------- ---------------
               $13,394,545  $ 16,105,748  $ 1,006,372  $ 1,452,323  $   54,064,366
                 1,054,512     1,056,320      103,143       95,403      17,656,978
              ------------ ------------- ------------ ------------ ---------------
                12,340,033    15,049,428      903,229    1,356,920      36,407,388
                42,410,113    51,864,228     (919,900)   1,757,628     433,259,411
                42,499,466    (3,631,357)  (6,007,940)    (317,692)    240,152,350
              ------------ ------------- ------------ ------------ ---------------
                    89,353   (55,495,585)  (5,088,040)  (2,075,320)   (193,107,061)
                  (452,602)       27,078      261,479       16,825         928,725
              ------------ ------------- ------------ ------------ ---------------
                  (363,249)  (55,468,507)  (4,826,561)  (2,058,495)   (192,178,336)
              ------------ ------------- ------------ ------------ ---------------
               $11,976,784  $(40,419,079) $(3,923,332) $  (701,575) $(155,770,948)
              ============ ============= ============ ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999




                                                                                               NEW ENGLAND ZENITH FUND
                          --------------------------------------------------------------------------------------------------
                                                                                                      GROWTH
                            CAPITAL        BOND       MONEY       STOCK                  MID CAP        AND         SMALL
                             GROWTH       INCOME      MARKET      INDEX      MANAGED      VALUE       INCOME         CAP
                              SUB-         SUB-        SUB-       SUB-         SUB-        SUB-        SUB-         SUB-
                            ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
INCOME
 Dividends..............  $239,049,928  $5,475,221  $5,083,165 $ 4,154,533  $9,783,326  $  459,624  $12,174,462  $   260,319
EXPENSE
 Mortality and expense
 risk charge (Note 3)...     6,723,595     471,818     638,578   1,013,735     421,255     330,436      578,297      538,571
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net investment income
 (loss).................   232,326,333   5,003,403   4,444,587   3,140,798   9,362,071     129,188   11,596,165     (278,252)
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
 appreciation
 (depreciation) on
 investments:
  Beginning of period...   215,969,495   1,209,273          --  39,965,167  13,285,666  (3,807,527)  13,616,695    3,516,783
  End of period.........   144,771,302  (4,499,584)         --  63,685,270   9,600,369  (4,330,144)   8,566,144   27,466,967
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net change in
 unrealized appreciation
 (depreciation).........   (71,198,193) (5,708,857)         --  23,720,103  (3,685,297)   (522,617)  (5,050,551)  23,950,184
 Net realized gain
 (loss) on investments..      (572,298)      1,487          --     (52,322)    (65,614)     (9,202)     (33,403)       2,146
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net realized and
 unrealized gain (loss)
 on investments.........   (71,770,491) (5,707,370)         --  23,667,781  (3,750,911)   (531,819)  (5,083,954)  23,952,330
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $160,555,842  $ (703,967) $4,444,587 $26,808,579  $5,611,160  $ (402,631) $ 6,512,211  $23,674,078
                          ============  ==========  ========== ===========  ==========  ==========  ===========  ===========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

---------------------------------------------------------------------------------------------------
                                      INTERNATIONAL
   U.S.                    EQUITY        MAGNUM       VENTURE        BOND                 RESEARCH
GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE     OPPORTUNITIES INVESTORS* MANAGERS*
   SUB-        SUB-         SUB-          SUB-         SUB-          SUB-         SUB-      SUB-
 ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT     ACCOUNT    ACCOUNT
----------  -----------  -----------  ------------- -----------  ------------- ---------- ---------
 $ 46,383   $   998,875  $26,651,028   $   60,426   $ 3,101,039    $ 90,809     $ 1,921   $     --
   10,668       126,629    1,069,420      119,372       961,922      24,177         533      1,540
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
   35,715       872,246   25,581,608      (58,946)    2,139,117      66,632       1,388     (1,540)
   15,209     1,036,991   30,707,168      194,954    20,008,648     (46,594)         --         --
  (56,822)   (1,387,395)  52,277,058    3,645,897    38,403,888    (154,569)     20,670    138,291
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
  (72,031)   (2,424,386)  21,569,890    3,450,943    18,395,240    (107,975)     20,670    138,291
   (1,634)      (14,874)    (116,438)      (4,634)      (47,139)      1,097       8,670    (34,566)
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
  (73,665)   (2,439,260)  21,453,452    3,446,309    18,348,101    (106,878)     29,340    103,725
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
 $(37,950)  $(1,567,014) $47,035,060   $3,387,363   $20,487,218    $(40,246)    $30,728   $102,185
 ========   ===========  ===========   ==========   ===========    ========     =======   ========
                                                     VARIABLE
                                                    INSURANCE
                         VARIABLE INSURANCE         PRODUCTS
                           PRODUCTS FUND             FUND II
----------------------------------------------------------------------------
               EQUITY-                   HIGH        ASSET
               INCOME      OVERSEAS     INCOME      MANAGER
                 SUB-         SUB-        SUB-        SUB-
               ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT       TOTAL
            ------------ ------------ ----------- ----------- -------------
             $ 7,478,140  $ 3,746,050  $1,147,254  $  713,060  $320,475,563
               1,005,310      681,381      87,077      74,260    14,878,574
            ------------ ------------ ----------- ----------- -------------
               6,472,830    3,064,669   1,060,177     638,800   305,596,989
              39,593,709   14,768,529    (611,552)  1,247,559   390,670,173
              42,410,113   51,864,228    (919,900)  1,757,628   433,259,411
            ------------ ------------ ----------- ----------- -------------
               2,816,404   37,095,699    (308,348)    510,069    42,589,238
                (592,373)    (370,244)     48,706      (3,669)   (1,856,304)
            ------------ ------------ ----------- ----------- -------------
               2,224,031   36,725,455    (259,642)    506,400    40,732,934
            ------------ ------------ ----------- ----------- -------------
              $8,696,861  $39,790,124  $  800,535  $1,145,200  $346,329,923
            ============ ============ =========== =========== =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                      NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------------
                                                                                                     GROWTH
                            CAPITAL       BOND      MONEY       STOCK                  MID CAP         AND
                             GROWTH      INCOME     MARKET      INDEX      MANAGED      VALUE        INCOME
                              SUB-        SUB-       SUB-       SUB-        SUB-         SUB-         SUB-
                            ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT       ACCOUNT
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
INCOME
 Dividends..............  $136,031,595 $4,500,888 $2,243,738 $ 1,665,717 $ 4,920,327 $  8,522,091  $ 4,438,526
EXPENSE
 Mortality and expense
  risk charge (Note 3)..     5,675,180    329,452    281,233     574,859     295,717      213,136      321,673
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net investment income
  (loss)................   130,356,415  4,171,436  1,962,505   1,090,858   4,624,610    8,308,955    4,116,853
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of period....    91,366,363    892,059         --  19,889,059   9,447,437    6,964,381    6,858,665
 End of period..........   215,969,495  1,209,273         --  39,965,167  13,285,666   (3,807,527)  13,616,695
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   124,603,132    317,214         --  20,076,109   3,838,229  (10,771,908)   6,758,031
 Net realized gain on
  investments...........     5,610,899      1,800         --     190,803     163,910      236,891       14,655
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net realized and
  unrealized gain (loss)
  on investments........   130,214,031    319,014         --  20,266,912   4,002,139  (10,535,017)   6,772,686
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $260,570,446 $4,490,449 $1,962,505 $21,357,770 $ 8,626,750 $ (2,226,063) $10,889,538
                          ============ ========== ========== =========== =========== ============  ===========

                       See Notes to Financial Statements

                                                                                                VARIABLE INSURANCE
                                                                                                  PRODUCTS FUND
--------------------------------------------------------------------------------------- ----------------------------------
                                                INTERNATIONAL
   SMALL         U.S.                 EQUITY       MAGNUM       VENTURE       BOND        EQUITY-                 HIGH
    CAP       GOVERNMENT  BALANCED    GROWTH       EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS    INCOME
   SUB-          SUB-       SUB-       SUB-         SUB-         SUB-         SUB-         SUB-        SUB-       SUB-
  ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT
-----------   ---------- ---------- ----------- ------------- ----------- ------------- ----------- ---------- -----------
$ 1,148,975    $32,331   $  607,129 $ 3,598,904   $ 251,292   $ 2,912,129   $ 81,480    $ 8,088,940 $6,093,523 $ 1,064,286
    380,727     (2,318)      52,939     452,661      48,632       512,333     (9,440)       902,569    550,070      67,547
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
    768,248     34,649      554,190   3,146,243     202,660     2,399,796     90,920      7,186,371  5,543,453     996,739
  5,422,058     (1,916)     642,612   5,391,267    (155,005)   10,716,783     (2,256)    32,699,163 11,137,299     964,520
  3,516,783     15,209    1,036,991  30,707,168     194,954    20,008,648    (46,594)    39,593,709 14,768,529    (611,552)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,905,274)    17,125      394,379  25,315,901     349,959     9,291,865    (44,337)     6,894,545  3,631,231  (1,576,072)
     20,862         11        6,840      56,142       5,897        22,521        493        561,003    333,272      20,913
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,884,412)    17,136      401,219  25,372,043     355,856     9,314,386    (43,844)     7,455,548  3,964,503  (1,555,159)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
$(1,116,164)   $51,785   $  955,409 $28,518,286   $ 558,517   $11,714,181   $ 47,076    $14,641,919 $9,507,956 $  (558,420)
              VARIABLE
             INSURANCE
              PRODUCTS
              FUND II
          ---------------------------
               ASSET
              MANAGER
                SUB-
              ACCOUNT       TOTAL
           ------------- ------------
              $  835,511 $187,037,382
                  50,140   10,697,110
           ------------- ------------
                 785,371  176,340,272
                 971,097  203,203,584
               1,247,559  390,670,172
           ------------- ------------
                 276,461  187,466,588
                   4,137    7,251,049
           ------------- ------------
                 280,598  194,717,637
           ------------- ------------
              $1,065,969 $371,057,909
           ============= ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                  STOCK
                    CAPITAL GROWTH               MONEY MARKET     INDEX                     MID CAP    GROWTH AND    SMALL CAP
                         SUB-       BOND INCOME      SUB-          SUB-        MANAGED       VALUE     INCOME SUB-      SUB-
                       ACCOUNT      SUB-ACCOUNT    ACCOUNT       ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT    ACCOUNT      ACCOUNT
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
 FROM OPERATING
 ACTIVITIES
 Net investment
 income (loss)....        ($51,421)   ($511,944) $  4,011,731   ($1,201,336) $ 1,132,800    ($259,625) $ 1,840,472  $    279,695
 Net realized and
 unrealized gain
 (loss) on
 investments......     (63,417,345)   6,051,041            --   (19,055,274)  (4,022,023)   7,681,205   (7,574,106)    2,781,691
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
  Net increase
  (decrease) in
  net assets
  resulting from
  operations......     (63,468,766)   5,539,097     4,011,731   (20,256,610)  (2,889,223)   7,421,580   (5,733,634)    3,061,386
 FROM POLICY-
 RELATED
 TRANSACTIONS
  Net premiums
  transferred from
  New England Life
  Insurance
  Company
  (Note 4)........     134,719,373   12,375,855   236,841,520    39,147,722   10,169,186    6,884,739   17,754,814    22,841,356
 Net transfers
 (to) from other
 sub-accounts.....     (53,936,979)  (1,050,289) (209,452,023)   21,601,786   (1,102,701)      19,759       71,181    37,692,753
 Net transfers
 (to) from New
 England Life
 Insurance
 Company..........    (140,732,696) (10,668,357)  (94,509,898)  (28,008,433)  (9,199,841)  (5,138,115)  (2,072,288)  (20,021,929)
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
  Net increase in
  net assets
  resulting from
  policy related
  transactions....     (59,950,302)     657,209   (67,120,401)   32,741,075     (133,356)   1,766,383   15,753,707    40,512,180
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
 Net increase
 (decrease) in
 net assets.......    (123,419,068)   6,196,306   (63,108,670)   12,484,465   (3,022,579)   9,187,963   10,020,073    43,573,566
 NET ASSETS, AT
 BEGINNING OF THE
 PERIOD...........   1,146,703,380   68,040,407   136,769,883   164,522,069   64,170,231   33,493,352   85,110,312    89,052,664
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
 NET ASSETS, AT
 END OF THE
 PERIOD...........  $1,023,284,312  $74,236,713  $ 73,661,213  $177,006,534  $61,147,652  $42,681,315  $95,130,385  $132,626,230
                    ==============  ===========  ============  ============  ===========  ===========  ===========  ============



                        NEW ENGLAND ZENITH FUND
                    -------------------------------------
                       U.S.                    EQUITY
                    GOVERNMENT                 GROWTH
                       SUB-     BALANCED        SUB-
                     ACCOUNT   SUB-ACCOUNT    ACCOUNT
                    ---------- ------------ -------------
 FROM OPERATING
 ACTIVITIES
 Net investment
 income (loss)....   ($7,636)    ($111,693) $  1,325,439
 Net realized and
 unrealized gain
 (loss) on
 investments......     76,668     (359,924)  (52,416,743)
                    ---------- ------------ -------------
  Net increase
  (decrease) in
  net assets
  resulting from
  operations......     69,032     (471,617)  (51,091,304)
 FROM POLICY-
 RELATED
 TRANSACTIONS
  Net premiums
  transferred from
  New England Life
  Insurance
  Company
  (Note 4)........         --    3,706,077    62,510,597
 Net transfers
 (to) from other
 sub-accounts.....   (56,167)     (718,221)   85,404,643
 Net transfers
 (to) from New
 England Life
 Insurance
 Company..........   (16,248)   (2,786,161)  (22,586,575)
                    ---------- ------------ -------------
  Net increase in
  net assets
  resulting from
  policy related
  transactions....   (72,415)      201,695   125,328,665
                    ---------- ------------ -------------
 Net increase
 (decrease) in
 net assets.......    (3,383)     (269,922)   74,237,361
 NET ASSETS, AT
 BEGINNING OF THE
 PERIOD...........    757,310   15,289,368   198,645,578
                    ---------- ------------ -------------
 NET ASSETS, AT
 END OF THE
 PERIOD...........   $753,927  $15,019,446  $272,882,939
                    ========== ============ =============

+ For the period May 1, 2000 (Commencement of Operations) through December 31,
  2000.
++ On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                                METROPOLITAN SERIES FUND
------------------------------------------------------------------  ---------------------------------------------------
INTERNATIONAL    VENTURE         BOND                                            LARGE CAP    RUSSELL    INTERNATIONAL+
   MAGNUM         VALUE      OPPORTUNITIES INVESTORS    RESEARCH                  GROWTH+      2000+         STOCK
EQUITY++ SUB-      SUB-          SUB-         SUB-      MANAGERS     MID CAP+       SUB-     INDEX SUB-       SUB-
   ACCOUNT       ACCOUNT        ACCOUNT     ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT   ACCOUNT     ACCOUNT       ACCOUNT
-------------  ------------  ------------- ----------  -----------  -----------  ----------  ----------  --------------
$   246,278     ($1,440,887)    ($10,241)    ($12,646)    ($38,697) $ 1,294,505    ($10,822) $  300,710   $   (16,904)
 (3,683,838)     17,721,838       72,318      (21,735)  (1,202,406) (10,889,144) (1,223,110)   (620,960)      640,323
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
 (3,437,560)     16,280,951       62,077      (34,381)  (1,241,103)  (9,594,639) (1,233,932)   (320,250)      623,419
  3,782,500      43,590,651          --       511,027    1,389,537    2,953,055     672,516     219,502       624,545
(16,563,486)     52,137,520      (76,915)   2,126,907   11,980,716   31,992,287   5,876,190   1,935,622    20,720,805
        --      (42,296,007)     (11,007)    (286,688)  (1,310,787)  (1,496,684)   (818,946)    328,338    (2,581,254)
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
(12,780,986)     53,432,164      (87,922)   2,351,246   12,059,466   33,448,658   5,729,760   2,483,462    18,764,096
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
(16,218,546)     69,713,115      (25,845)   2,316,865   10,818,363   23,854,019   4,495,828   2,163,212    19,387,515
 16,218,546     146,470,032    1,061,034      692,838      788,203          --          --          --            --
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
$       --     $216,183,147   $1,035,189   $3,009,703  $11,606,566  $23,854,019  $4,495,828  $2,163,212   $19,387,515
===========    ============   ==========   ==========  ===========  ===========  ==========  ==========   ===========
                                                         VARIABLE
                                                         INSURANCE
                                                         PRODUCTS
                          VARIABLE INSURANCE FUND         FUND II
               ----------------------------------------------------- ---------------
                  EQUITY-
                  INCOME       OVERSEAS                    ASSET
                   SUB-          SUB-      HIGH INCOME    MANAGER
                  ACCOUNT       ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT      TOTAL
               ------------- ------------- ------------ ------------ ---------------
               $ 12,340,033  $ 15,049,428  $   903,229  $ 1,356,920  $   36,407,388
                   (363,249)  (55,468,507)  (4,826,561)  (2,058,495)   (192,178,336)
               ------------- ------------- ------------ ------------ ---------------
                 11,976,784   (40,419,079)  (3,923,332)    (701,575)   (155,770,948)
                 24,790,229    45,688,246    3,195,995    2,631,829     677,000,871
                (10,695,232)   19,044,295      658,505    2,389,044             --
                (21,100,288)   32,597,100   (1,779,533)  (2,869,212)   (377,365,509)
               ------------- ------------- ------------ ------------ ---------------
                 (7,005,291)   97,329,641    2,074,967    2,151,661     299,635,362
               ------------- ------------- ------------ ------------ ---------------
                  4,971,493    56,910,562   (1,848,365)   1,450,086     143,864,414
                152,058,910   126,338,392   13,480,923   11,770,181   2,471,433,613
               ------------- ------------- ------------ ------------ ---------------
               $157,030,403  $183,248,954  $11,632,558  $13,220,267  $2,615,298,027
               ============= ============= ============ ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1999

                        CAPITAL         BOND          MONEY         STOCK                     MID CAP
                         GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE
                          SUB-          SUB-          SUB-           SUB-         SUB-         SUB-
                        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT
                     --------------  -----------  -------------  ------------  -----------  -----------
 FROM OPERATING
  ACTIVITIES
 Net investment
  income (loss)...   $  232,326,333  $ 5,003,403  $   4,444,587  $  3,140,798  $ 9,362,071  $   129,188
 Net realized and
  unrealized gain
  (loss) on
  investments.....      (71,770,491)  (5,707,370)            --    23,667,781   (3,750,911)    (531,819)
                     --------------  -----------  -------------  ------------  -----------  -----------
  Net Increase
   (decrease) in
   net assets
   resulting from
   operations.....      160,555,842     (703,967)     4,444,587    26,808,579    5,611,160     (402,631)
 FROM POLICY-
  RELATED
  TRANSACTIONS
 Net premiums
  transferred from
  New England Life
  Insurance
  Company (Note
  4)..............      142,211,177   13,805,688    214,469,972    29,988,746   10,115,433    7,098,841
 Net transfers
  (to) from other
  sub-accounts....       (3,426,057)   5,993,183   (132,180,032)   28,975,401    3,130,211   (1,928,318)
 Net transfers
  (to) from New
  England Life
  Insurance
  Company.........     (127,342,172)  (8,870,541)   (35,295,568)  (21,960,448)  (7,936,560)  (3,985,601)
                     --------------  -----------  -------------  ------------  -----------  -----------
  Net Increase in
   net assets
   resulting from
   policy related
   transactions...       11,442,948   10,928,330     46,994,372    37,003,699    5,309,084    1,184,922
                     --------------  -----------  -------------  ------------  -----------  -----------
 Net increase
  (decrease) in
  net assets......      171,998,790   10,224,363     51,438,959    63,812,278   10,920,244      782,291
 NET ASSETS, AT
  BEGINNING OF THE
  PERIOD..........      974,704,592   57,816,044     85,330,924   100,709,791   53,249,987   32,711,062
                     --------------  -----------  -------------  ------------  -----------  -----------
 NET ASSETS, AT
  END OF THE
  PERIOD..........   $1,146,703,382  $68,040,407  $ 136,769,883  $164,522,069  $64,170,231  $33,493,353
                     ==============  ===========  =============  ============  ===========  ===========
                            NEW ENGLAND ZENITH FUND
                     --------------------------------------
                        GROWTH
                         AND          SMALL         U.S.
                        INCOME         CAP       GOVERNMENT
                         SUB-          SUB-         SUB-
                       ACCOUNT       ACCOUNT      ACCOUNT
                     ------------- ------------- ----------
 FROM OPERATING
  ACTIVITIES
 Net investment
  income (loss)...   $ 11,596,165  $   (278,252)  $ 35,715
 Net realized and
  unrealized gain
  (loss) on
  investments.....     (5,083,954)   23,952,330    (73,665)
                     ------------- ------------- ----------
  Net Increase
   (decrease) in
   net assets
   resulting from
   operations.....      6,512,211    23,674,078    (37,950)
 FROM POLICY-
  RELATED
  TRANSACTIONS
 Net premiums
  transferred from
  New England Life
  Insurance
  Company (Note
  4)..............     15,769,644    16,994,060         --
 Net transfers
  (to) from other
  sub-accounts....     14,513,514    (3,433,209)    79,255
 Net transfers
  (to) from New
  England Life
  Insurance
  Company.........    (10,636,850)  (11,981,152)    24,393
                     ------------- ------------- ----------
  Net Increase in
   net assets
   resulting from
   policy related
   transactions...     19,646,308     1,579,699    103,648
                     ------------- ------------- ----------
 Net increase
  (decrease) in
  net assets......     26,158,519    25,253,777     65,698
 NET ASSETS, AT
  BEGINNING OF THE
  PERIOD..........     58,951,793    63,798,887    691,612
                     ------------- ------------- ----------
 NET ASSETS, AT
  END OF THE
  PERIOD..........   $ 85,110,312  $ 89,052,664   $757,310
                     ============= ============= ==========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

-----------------------------------------------------------------------------------------
                           INTERNATIONAL
                EQUITY        MAGNUM       VENTURE         BOND                 RESEARCH
 BALANCED       GROWTH        EQUITY        VALUE      OPPORTUNITIES INVESTORS* MANAGERS*
   SUB-          SUB-          SUB-          SUB-          SUB-         SUB-      SUB-
  ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT     ACCOUNT    ACCOUNT
-----------  ------------  ------------- ------------  ------------- ---------- ---------
$   872,246  $ 25,581,608   $   (58,946) $  2,139,117   $   66,632    $  1,388  $ (1,540)
 (2,439,260)   21,453,452     3,446,309    18,348,101     (106,878)     29,340   103,725
-----------  ------------   -----------  ------------   ----------    --------  --------
 (1,567,014)   47,035,060     3,387,363    20,487,218      (40,246)     30,728   102,185
  4,093,455    31,646,457     3,430,299    32,031,496           --      75,935    86,667
  1,865,860    59,949,102     1,463,742    22,546,367        1,100     684,756   763,549
 (1,579,581)  (30,858,890)   (2,381,414)  (23,867,517)       9,526     (98,581) (164,198)
-----------  ------------   -----------  ------------   ----------    --------  --------
  4,379,734    60,736,669     2,512,627    30,710,346       10,626     662,110   686,018
-----------  ------------   -----------  ------------   ----------    --------  --------
  2,812,720   107,771,729     5,899,990    51,197,564      (29,620)    692,838   788,203
 12,476,648    90,873,849    10,318,556    95,272,468    1,090,654          --        --
-----------  ------------   -----------  ------------   ----------    --------  --------
$15,289,368  $198,645,578   $16,218,546  $146,470,032   $1,061,034    $692,838  $788,203
===========  ============   ===========  ============   ==========    ========  ========
                                                       VARIABLE
                                                       INSURANCE
                      VARIABLE INSURANCE               PRODUCTS
                         PRODUCTS FUND                  FUND II
            ---------------------------------------------------------------------
               EQUITY-                      HIGH         ASSET
                INCOME       OVERSEAS      INCOME       MANAGER
                 SUB-          SUB-         SUB-         SUB-
               ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT        TOTAL
             ------------- ------------- ------------ ------------ --------------
             $  6,472,830  $  3,064,669  $ 1,060,177  $   638,800  $  305,596,989
                2,224,031    36,725,455     (259,642)     506,400      40,732,934
             ------------- ------------- ------------ ------------ ---------------
                8,696,861    39,790,124      800,535    1,145,200     346,329,923
               26,649,674    17,254,614    3,727,099    2,393,210     571,842,467
               (2,823,843)    1,086,949    1,354,057    1,384,413              --
              (19,017,183)  (16,067,097)  (2,389,723)  (1,339,833)   (325,738,990)
             ------------- ------------- ------------ ------------ ---------------
                4,808,648     2,274,466    2,691,433    2,437,790     246,103,477
             ------------- ------------- ------------ ------------ ---------------
               13,505,509    42,064,590    3,491,968    3,582,990     592,433,400
              138,553,401    84,273,799    9,988,955    8,187,191   1,879,000,213
             ------------- ------------- ------------ ------------ ---------------
             $152,058,910  $126,338,389  $13,480,923  $11,770,181  $2,471,433,613
             ============= ============= ============ ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                 NEW ENGLAND ZENITH FUND
                   ------------------------------------------------------------------------------------------------------------
                                                                                                         GROWTH
                      CAPITAL        BOND          MONEY         STOCK                     MID CAP         AND         SMALL
                      GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE        INCOME         CAP
                       SUB-          SUB-          SUB-           SUB-         SUB-          SUB-         SUB-         SUB-
                      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
FROM OPERATING
 ACTIVITIES
 Net investment
  income (loss)..  $ 130,356,415  $ 4,171,436  $   1,962,505  $  1,090,858  $ 4,624,610  $  8,308,955  $ 4,116,853  $   768,248
 Net realized and
  unrealized gain
  (loss) on
  investments....    130,214,031      319,014             --    20,266,912    4,002,139   (10,535,017)   6,772,686   (1,884,412)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase
  (decrease) in
  net assets
  resulting from
  operations.....    260,570,446    4,490,449      1,962,505    21,357,770    8,626,750    (2,226,063)  10,889,538   (1,116,164)
FROM POLICY-
 RELATED
 TRANSACTIONS
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    130,346,621   10,522,040    221,378,611    15,997,005    6,508,238     8,067,127   10,034,046   16,979,803
 Net transfers
  (to) from other
  sub-accounts...     28,412,166    9,220,311   (149,270,654)   22,094,429    6,317,021      (102,089)  15,004,643    9,499,585
 Net transfers to
  New England
  Life Insurance
  Company........   (136,266,249)  (7,932,456)   (21,844,962)  (16,290,249)  (6,742,406)   (4,094,516)  (8,744,105)  (9,074,771)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase in
  net assets
  resulting from
  policy related
  transactions...     22,492,538   11,809,895     50,262,995    21,801,185    6,082,853     3,870,522   16,294,584   17,404,617
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net increase in
  net assets.....    283,062,984   16,300,344     52,225,500    43,158,955   14,709,603     1,644,459   27,184,123   16,288,452
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........    691,641,608   41,515,700     33,105,424    57,550,836   38,540,384    31,066,603   31,767,670   47,510,435
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $ 974,704,592  $57,816,044  $  85,330,924  $100,709,791  $53,249,987  $ 32,711,062  $58,951,793  $63,798,887
                   =============  ===========  =============  ============  ===========  ============  ===========  ===========

                       See Notes to Financial Statements

                                                                                            VARIABLE INSURANCE
                                                                                               PRODUCTS FUND
 -------------------------------------------------------------------------------------------------------------------------
                                         INTERNATIONAL
    U.S.                      EQUITY        MAGNUM       VENTURE         BOND        EQUITY-                      HIGH
 GOVERNMENT    BALANCED       GROWTH        EQUITY        VALUE      OPPORTUNITIES    INCOME       OVERSEAS      INCOME
    SUB-         SUB-          SUB-          SUB-          SUB-          SUB-          SUB-          SUB-         SUB-
  ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT
 ----------   -----------  ------------  ------------- ------------  ------------- ------------  ------------  -----------
 $  34,649    $   554,190  $  3,146,243   $   202,660  $  2,399,796   $   90,920   $  7,186,371  $  5,543,453  $   996,739
    17,136        401,219    25,372,043       355,856     9,314,386      (43,844)     7,455,548     3,964,503   (1,555,159)
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
    51,785        955,409    28,518,286       558,517    11,714,181       47,076     14,641,919     9,507,956     (558,420)
        --      3,185,034    18,566,913     3,131,225    24,165,947           --     26,170,240    17,386,996    2,434,923
   590,096      3,794,185    16,305,214       999,735    23,584,994      612,788      8,474,098       342,473    2,823,884
  (111,452)    (2,333,228)  (14,453,624)   (1,503,958)  (15,609,387)    (156,947)   (18,064,178)  (10,788,946)  (1,891,706)
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
   478,644      4,645,991    20,418,503     2,627,002    32,141,554      455,841     16,580,160     6,940,523    3,367,101
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
   530,429      5,601,400    48,936,789     3,185,519    43,855,735      502,917     31,222,080    16,448,479    2,808,682
   161,183      6,875,248    41,937,060     7,133,037    51,416,733      587,737    107,331,321    67,825,320    7,180,273
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
 $ 691,612    $12,476,648  $ 90,873,849   $10,318,556  $ 95,272,468   $1,090,654   $138,553,401  $ 84,273,799  $ 9,988,955
 =========    ===========  ============   ===========  ============   ==========   ============  ============  ===========
               VARIABLE
               INSURANCE
               PRODUCTS
                FUND II
              ---------------------------
                 ASSET
                MANAGER
                 SUB-
                ACCOUNT        TOTAL
              ------------ --------------
              $   785,371  $  176,340,272
                  280,598     194,717,637
              ------------ ---------------
                1,065,969     371,057,909
                1,626,307     516,501,076
                1,297,121              --
               (1,251,084)   (277,154,223)
              ------------ ---------------
                1,672,344     239,346,853
              ------------ ---------------
                2,738,313     610,404,762
                5,448,878   1,268,595,450
              ------------ ---------------
              $ 8,187,191  $1,879,000,212
              ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS


1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO. NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has twenty-three investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, Metropolitan Series Fund, Inc., the Variable Insurance Products Fund and the Variable Insurance Products Fund II are open-end management investment companies. The Account purchases or redeems shares of the Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Under some versions of the policies the charge is assessed daily against Account assets and under others it is deducted monthly from policy cash values. The rate of the charge varies by policy version.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales load, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. New England Investment Management, LLC. (formerly, TNE Advisers, Inc.), which is an indirect subsidiary of NELICO, Capital Growth Management Limited Partnership ("CGM"), and each of the sub-advisers are registered with the Securities and Exchange Commission as investment advisers under the Investment Advisers Act of 1940.

         SERIES                          ADVISER                            SUB-ADVISER
         ------           -------------------------------------- ----------------------------------
Capital Growth..........  CGM
Back Bay Advisors Money
 Market.................  New England Investment Management, LLC Back Bay Advisors, L.P.
Back Bay Advisors Bond
 Income.................  New England Investment Management, LLC Back Bay Advisors, L.P.
Back Bay Advisors
 Managed................  New England Investment Management, LLC Back Bay Advisors, L.P.
Westpeak Stock Index....  New England Investment Management, LLC Westpeak Investment Advisors, L.P.
Westpeak Growth and
 Income.................  New England Investment Management, LLC Westpeak Investment Advisors, L.P.
Harris Oakmark Mid Cap
 Value..................  New England Investment Management, LLC Harris Associates L.P.
Loomis Sayles Small Cap.  New England Investment Management, LLC Loomis, Sayles & Company, L.P.
Balanced................  New England Investment Management, LLC Wellington Management
                                                                 Company, LLP.
Davis Venture Value.....  New England Investment Management, LLC Davis Selected Advisers, L.P.
Alger Equity Growth.....  New England Investment Management, LLC Fred Alger Management, Inc.
Salomon Brothers          New England Investment Management, LLC Salomon Brothers Asset
 U.S. Government........                                         Management, Inc
Salomon Brothers
 Strategic Bond
 Opportunities..........  New England Investment Management, LLC Salomon Brothers Asset
                                                                 Management, Inc
MFS Investors Series....  New England Investment Management, LLC Massachusetts Financial
                                                                 Services Company
MFS Research Managers     New England Investment Management, LLC Massachusetts Financial
 Series.................                                         Services Company

The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co. became the sub-adviser. Harrris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis Sayles until May 1, 2000, when Wellington Management Company became sub-adviser. The Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series on December 1, 2000. The Morgan Stanley International Magnum Equity Series is no longer available for investment under the contracts.

Metropolitan Life Insurance Company is investment adviser for the Metropolitan Series Fund Portfolios. Putnam Investment Management, Inc. is the sub-investment manager of the Putnam Large Cap Growth Portfolio and the Putnam International Stock Portfolio, and Janus Capital Corporation is the sub-investment manager of the Janus Mid Cap Portfolio.

Fidelity Management & Research Company is the investment adviser for the Variable Insurance Products Fund and Variable Insurance Products Fund II.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 2000:

                                                        PURCHASES      SALES
                                                       ------------ ------------
   Capital Growth Series.............................  $242,715,192 $312,493,998
   Back Bay Advisors Money Market Series.............   458,970,898  522,023,525
   Back Bay Advisors Bond Income Series..............    33,718,507   32,582,505
   Back Bay Advisors Managed Series..................    23,705,585   23,913,716
   Westpeak Stock Index Series.......................   109,578,168   75,579,521
   Westpeak Growth and Income Series.................    42,917,526   36,036,620
   Harris Oakmark Mid Cap Value Series...............    17,398,618   14,576,586
   Loomis Sayles Small Cap Series....................    91,092,312   45,552,359
   Balanced Series...................................     9,827,185    9,559,823
   Morgan Stanley International Magnum Equity Series.    14,863,887    8,409,841
   Davis Venture Value Series........................   145,317,819   74,464,177
   Alger Equity Growth Series........................   230,460,443  102,463,838
   Salomon Bothers U.S. Government Series............       764,682      839,432
   Salomon Bothers Strategic Bond Opportunities
    Series...........................................       564,848      666,225
   MFS Investors Series..............................     3,287,762      651,353
   MFS Research Managers Series......................    18,120,610    4,728,732
   Putnam International Stock Portfolio+.............     7,473,945    4,134,522
   Putnam Large Cap Growth Portfolio+................     7,754,619    1,210,616
   Janus Mid Cap Portfolio+..........................    48,013,088   14,740,953
   Russell 2000 Index Portfolio+.....................     3,571,674    1,312,245
   VIP Equity-Income Portfolio.......................    45,105,830   50,758,101
   VIP Overseas Portfolio............................   143,892,059   42,460,218
   VIP High Income Portfolio.........................    10,915,419    8,876,027
   VIP II Asset Manager Portfolio....................     8,496,283    6,146,362

+For the period May 1, 2000 (Commencement of Sub-Account Operations) to December 31, 2000.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the Sub-Account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown. These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (3.82)%   53.45%   (6.38)%   14.57%   (7.39)%   37.55%   20.65%   23.05 %   33.63 %   15.30 %    (4.98)%
Bond Income........   7.71 %   17.55%    7.80 %   12.22%   (3.70)%   20.78%    4.24%   10.50 %    8.66 %   (0.81)%     7.77 %
Money Market.......   7.81 %    5.84%    3.43 %    2.61%    3.61 %    5.33%    4.76%    4.97 %    4.90 %    4.60 %     5.85 %
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.48)%   29.98%    6.92 %    9.34%    0.76 %   36.44%   22.04%   32.03 %   27.49 %   19.96 %    (9.36)%
Managed............   2.85 %   19.75%    6.33 %   10.26%   (1.46)%   30.81%   14.62%   26.12 %   19.24 %    9.59 %    (3.72)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.47%   (0.62)%   29.90%   17.20%   16.91 %   (5.79)%    0.00 %    20.01 %
Growth and Income.............................    13.97%   (1.55)%   35.99%   17.68%   33.01 %   24.02 %    8.97 %    (5.48)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.29%    6.69 %   34.62%   13.88%   27.66 %   11.24 %    5.96 %     8.04 %
Overseas......................................    14.57%    1.37 %    9.30%   12.82%   11.17 %   12.36 %   42.13 %   (19.39)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.45)%   28.40%   30.22%   24.42 %   (2.04)%   31.29 %     4.89 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.58)%   20.18%   13.63%   17.26 %   (4.66)%    7.78 %   (22.74)%
Asset Manager..........................................    (4.41)%   16.55%   14.20%   20.23 %   14.65 %   10.70 %    (4.26)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.84%   12.78%   25.19 %   47.27 %   33.66 %   (13.98)%
Balanced........................................................     13.75%   16.50%   15.77 %    8.73 %   (5.39)%    (2.26)%
International Stock**...........................................      3.85%    6.30%   (1.64)%    6.90 %   24.18 %   (10.51)%
Venture Value...................................................     21.64%   25.40%   33.03 %   14.02 %   17.11 %     9.11 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.61 %    (0.49)%
Research Managers...................................................................................       19.52 %    (3.97)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.30)%
Russell 2000(R) Index........................................................................................         (6.56)%
Large Cap Growth.............................................................................................        (27.17)%

*  Based on a mortality and expense risk charge at an annual rate of .35%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (3.91)%   53.29%   (6.47)%   14.46%   (7.38)%   37.41%   20.53%   22.92 %   33.49 %   15.18 %    (5.08)%
Bond Income........   7.60 %   17.43%    7.69 %   12.10%   (3.80)%   20.66%    4.14%   10.39 %    8.55 %   (0.91)%     7.66 %
Money Market.......   7.71 %    5.74%    3.33 %    2.51%    3.35 %    5.23%    4.65%    4.87 %    4.79 %    4.49 %     5.75 %

                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.58)%   29.85%    6.81 %    9.23%    0.66 %   36.30%   21.91%   31.90 %   27.36 %   19.84 %    (9.45)%
Managed............   2.75 %   19.63%    6.22 %   10.15%   (1.56)%   30.67%   14.51%   25.99 %   19.12 %    9.48 %    (3.81)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.39%   (0.72)%   29.77%   17.08%   16.80 %   (5.88)%   (0.10)%    19.89 %
Growth and Income.............................    13.90%   (1.65)%   38.85%   17.56%   32.87 %   23.89 %    8.86 %    (5.58)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity Income.................................     9.22%    6.59 %   34.49%   13.77%   27.53 %   11.13 %    5.85 %     7.93 %
Overseas......................................    14.49%    1.27 %    9.19%   12.70%   11.05 %   12.24 %   41.99 %   (19.47)%

                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.52)%   28.27%   30.09%   24.29 %   (2.14)%   31.16 %     4.78 %

                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.61)%   20.06%   13.52%   17.14 %   (4.76)%    7.67 %   (22.82)%
Asset Manager..........................................    (4.45)%   16.43%   14.09%   20.11 %   14.53 %   10.59 %    (4.36)%

                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.76%   12.66%   25.06 %   47.12 %   33.53 %   (14.07)%
Balanced........................................................     13.67%   16.39%   15.66 %    8.62 %   (5.49)%    (2.35)%
International Stock**...........................................      3.79%    6.19%   (1.74)%    6.79 %   24.05 %   (10.60)%
Venture Value...................................................     21.56%   25.27%   32.90 %   13.90 %   16.99 %     9.00 %

                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.54 %    (0.59)%
Research Managers...................................................................................       19.44 %    (4.07)%

                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.35)%
Russell 2000(R) Index........................................................................................         (6.62)%
Large Cap Growth ............................................................................................        (27.22)%

*  Based on a mortality and expense risk charge at an annual rate of .45%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (4.06)%   53.06%   (6.61)%   14.28%   (7.62)%   37.21%   20.34%   22.74 %   33.29 %   15.01 %    (5.22)%
Bond Income........   7.44 %   17.25%    7.53 %   11.94%   (3.94)%   20.47%    3.98%   10.23 %    8.39 %   (1.06)%     7.50 %
Money Market.......   7.54 %    5.58%    3.18 %    2.36%    3.35 %    5.07%    4.50%    4.71 %    4.63 %    4.34 %     5.59 %
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.72)%   29.65%    6.65 %    9.07%    0.51 %   36.10%   21.73%   31.70 %   27.17 %   19.66 %    (9.59)%
Managed............   2.59 %   19.45%    6.06 %    9.99%   (1.70)%   30.48%   14.34%   25.81 %   18.94 %    9.31 %    (3.96)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.28%   (0.87)%   29.57%   16.90%   16.62 %   (6.03)%   (0.25)%    19.71 %
Growth and Income.............................    13.78%   (1.80)%   35.65%   17.38%   32.67 %   23.71 %    8.70 %    (5.72)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.11%    6.43 %   34.29%   13.59%   27.34 %   10.96 %    5.69 %     7.77 %
Overseas......................................    14.38%    1.12 %    9.02%   12.53%   10.89 %   12.08 %   41.77 %   (19.59)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.61)%   28.08%   29.90%   24.11 %   (2.28)%   30.96 %     4.62 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.66)%   19.88%   13.35%   16.96 %   (4.90)%    7.51 %   (22.94)%
Asset Manager..........................................    (4.49)%   16.26%   13.91%   19.93 %   14.36 %   10.43 %    (4.50)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.64%   12.49%   24.88 %   46.90 %   33.33 %   (14.20)%
Balanced........................................................     13.56%   16.21%   15.48 %    8.46 %   (5.63)%    (2.50)%
International Stock**...........................................      3.68%    6.03%   (1.89)%    6.63 %   23.87 %   (10.73)%
Venture Value...................................................     21.44%   25.08%   32.70 %   13.73 %   16.81 %     8.83 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.44 %    (0.74)%
Research Managers...................................................................................       19.32 %    (4.21)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.03)%
Russell 2000(R) Index........................................................................................         (6.72)%
Large Cap Growth.............................................................................................        (27.29)%

* Based on a mortality and expense risk charge at an annual rate of .60%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (4.35)%   52.61%   (6.90)%   13.94%   (7.90)%   36.80%   19.98%   22.37%    32.89 %   14.67 %    (5.50)%
Bond Income........   7.11 %   16.90%    7.21 %   11.60%   (4.23)%   20.12%    3.67%    9.90%     8.07 %   (1.36)%     7.18 %
Money Market.......   7.22 %    5.26%    2.87 %    2.05%    3.04 %    4.75%    4.18%    4.39%     4.32 %    4.03 %     5.27 %
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (5.01)%   29.27%    6.33 %    8.74%    0.21 %   35.69%   21.36%   31.31%    26.79 %   19.30 %    (9.86)%
Managed............   2.28 %   19.10%    5.74 %    9.69%   (2.00)%   30.09%   13.99%   25.43%    18.58 %    8.98 %    (4.24)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.05%   (1.16)%   29.19%   16.55%   16.27%    (6.31)%   (0.55)%    19.36 %
Growth and Income.............................    13.55%   (2.09)%   35.25%   17.03%   32.28%    23.34 %    8.37 %    (6.00)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     8.89%    6.11 %   33.89%   13.25%   26.96%    10.63 %    5.38 %     7.45 %
Overseas......................................    14.15%    0.82 %    8.70%   12.19%   10.56%    11.74 %   41.35 %   (19.83)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.80)%   27.69%   29.50%   23.73%    (2.58)%   30.57 %     4.31 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.76)%   19.53%   13.00%   16.61%    (5.19)%    7.19 %   (23.17)%
Asset Manager..........................................    (4.59)%   15.91%   13.57%   19.57%    14.02 %   10.10 %    (4.79)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.39%   12.15%   24.50 %   46.46 %   32.93 %   (14.45)%
Balanced........................................................     13.33%   15.86%   15.14 %    8.13 %   (5.91)%    (2.79)%
International Stock**...........................................      3.48%    5.71%   (2.18)%    6.31 %   23.50 %   (11.00)%
Venture Value...................................................     21.20%   24.71%   32.30 %   13.39 %   16.47 %     8.51 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.23 %    (1.04)%
Research Managers...................................................................................       19.08 %    (4.50)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.17)%
Russell 2000(R) Index........................................................................................         (6.90)%
Large Cap Growth.............................................................................................        (27.44)%

* Based on a mortality and expense risk charge at an annual rate of .90%. Certain Zenith Survivorship Life Policies currently have a mortality and expense risk charge at an annual rate of .75%.
** On December 1, 2000 The Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (5.73)%   52.83%   (6.75)%   14.11%   (7.76)%   37.00%   20.16%   22.56 %   33.09 %   14.84 %    (5.36)%
Bond Income........   7.28 %   17.08%    7.37 %   11.77%   (4.08)%   20.29%    3.82%   10.06 %    8.23 %   (1.21)%     7.34 %
Money Market.......   7.38 %    5.42%    3.02 %    2.20%    3.20 %    4.91%    4.34%    4.55 %    4.48 %    4.18 %     5.43 %

                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.86)%   29.46%    6.49 %    8.90%    0.36 %   35.90%   21.55%   31.51 %   26.98 %   19.48 %    (9.72)%
Managed............   2.44 %   19.28%    5.90 %    9.82%   (1.85)%   30.28%   14.16%   25.62 %   18.76 %    9.15 %    (4.10)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.16%   (1.01)%   29.38%   16.72%   16.45 %   (6.17)%   (0.40)%    19.54 %
Growth and Income.............................    13.67%   (1.94)%   35.45%   17.21%   32.47 %   23.52 %    8.53 %    (5.86)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.00%    6.27 %   34.09%   13.42%   27.15 %   10.79 %    5.54 %     7.61 %
Overseas......................................    14.26%    0.97 %    8.86%   12.36%   10.72 %   11.91 %   41.56 %   (19.71)%

                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.71)%   27.88%   29.70%   23.92 %   (2.43)%   30.77 %     4.47 %

                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.71)%   19.71%   13.17%   16.79 %   (5.04)%    7.35 %   (23.05)%
Asset Manager..........................................    (4.54)%   16.08%   13.74%   19.75 %   14.19 %   10.26 %    (4.64)%

                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.51%   12.32%   24.69 %   46.68 %   33.13 %   (14.33)%
Balanced........................................................     13.44%   16.03%   15.31 %    8.29 %   (5.77)%    (2.64)%
International Stock**...........................................      3.58%    5.87%   (2.04)%    6.47 %   23.68 %   (10.87)%
Venture Value...................................................     21.32%   24.89%   32.50 %   13.56 %   16.64 %     8.67 %

                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.34 %    (0.89)%
Research Managers...................................................................................       19.20 %    (4.35)%

                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.10)%
Russell 2000(R) Index........................................................................................         (6.81)%
Large Cap Growth ............................................................................................        (27.36)%

* Based on a mortality and expense risk charge at an annual rate of .75%. Certain Zenith Flexible Life Policies currently have a mortality and expense risk charge at an annual rate of .60%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH EXECUTIVE ADVANTAGE PLUS", "ZENITH EXECUTIVE ADVANTAGE 2000" AND "ZENITH SURVIVORSHIP LIFE PLUS") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (3.48)%   53.98%   (6.05)%   14.97%   (7.07)%   38.03%   21.07%   23.48 %   34.09 %   15.70 %    (4.65)%
Bond Income........   8.09 %   17.96%    8.18 %   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %   (0.47)%     8.15 %
Money Market.......   8.19 %    6.21%    3.80 %    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %    4.97 %     6.22 %

                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.14)%   30.43%    7.30 %    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %   20.38 %    (9.04)%
Managed............   3.21 %   20.17%    6.70 %   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %    9.97 %    (3.38)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%    0.35 %    20.43 %
Growth and Income.............................    14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %    9.35 %    (5.15)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.55%    6.93 %   35.90%   13.75%   28.11 %   11.63 %    6.33 %     8.42 %
Overseas......................................    14.84%    1.21 %   11.02%   12.43%   11.56 %   12.75 %   42.63 %   (19.11)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.23)%   28.84%   30.68%   24.85 %   (1.69)%   31.75 %     5.25 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................     (.37)%   20.79%   13.75%   17.67 %   (4.33)%    8.15 %   (22.47)%
Asset Manager..........................................    (4.65)%   17.68%   14.31%   20.65 %   15.05 %   11.09 %    (3.93)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     25.13%   13.17%   25.63 %   47.78 %   34.13 %   (13.68)%
Balanced........................................................     14.01%   16.91%   16.18 %    9.11 %   (5.06)%    (1.91)%
International Stock**...........................................      4.01%    6.67%   (1.30)%    7.27 %   24.61 %   (10.20)%
Venture Value...................................................     21.92%   25.84%   33.50 %   14.41 %   17.52 %     9.49 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.85 %    (0.15)%
Research Managers...................................................................................       19.80 %    (3.64)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (27.74)%
Russell 2000(R) Index........................................................................................         (6.35)%
Large Cap Growth.............................................................................................        (27.00)%

* For the flexible premium ("Zenith Executive Advantage Plus", "Zenith Executive Advantage 2000", and "Zenith Survivorship Life Plus") policies the mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly.

** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                               NET INVESTMENT RETURN OF THE SUB-ACCOUNTS *
                    -------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- -------- -------- --------  -------- -------- --------  --------  --------  --------
Bond Income........   8.09 %   17.96%    8.18%   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %   (0.47)%    8.15 %
Money Market.......   8.19 %    6.21%    3.80%    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %    4.97 %    6.22 %
                    1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- -------- -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.14)%   30.43%    7.30%    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %   20.38 %   (9.04)%
Managed............   3.21 %   20.17%    6.70%   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %    9.97 %   (3.38)%
                                                4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                     12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                     -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................   14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%    0.35 %   20.43 %
Growth and Income.............................   14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %    9.35 %   (5.15)%
                                                         5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                              12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                              --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................   (3.23)%   28.84%   30.68%   24.85 %   (1.69)%   31.75 %    5.25 %
                                                                   5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                        12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                        -------- -------- --------  --------  --------  --------
Equity Growth...................................................    25.13%   13.17%   25.63 %   47.78 %   34.13 %  (13.68)%
Balanced........................................................    14.01%   16.91%   16.18 %    9.11 %   (5.06)%   (1.91)%
International Stock**...........................................     4.01%    6.67%   (1.30)%    7.27 %   24.61 %  (10.20)%
Venture Value...................................................    21.92%   25.84%   33.50 %   14.41 %   17.52 %    9.49 %
                                                                            6/28/96- 1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                                 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                                 -------- --------  --------  --------  --------
U.S. Government..........................................................     4.55%    8.47 %    7.61 %    0.17 %   10.45 %
Strategic Bond Opportunities.............................................     8.46%   11.07 %    2.04 %    1.44 %    7.22 %
                                                                                                         4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                              12/31/99  12/31/00
-----------                                                                                              --------  --------
Investors...........................................................................................       2.85 %   (0.15)%
Research Managers...................................................................................      19.80 %   (3.64)%
                                                                                                                   5/1/00-
SUB-ACCOUNT                                                                                                        12/31/00
-----------                                                                                                        --------
Large Cap Growth....................................................................................               (27.00)%

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

* For the modified single premium ("American Gateway") policies the mortality and expense risk charge is not charged daily against the sub-account assets but is deducted from the policy cash values monthly.

** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the perfomance of the Morgan Stanley International Magnum Equity Series.

                         INDEPENDENT AUDITORS' REPORT

New England Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2000 and 1999, and the related consolidated statements of income and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of New England Life Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

February 9, 2001

                       NEW ENGLAND LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 2000 AND 1999
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                           2000        1999
                                                        ----------  ----------
ASSETS
Investments:
  Fixed Maturities, Available for Sale, at Estimated
   Fair Value.......................................... $  245,366  $  735,697
  Equity Securities, at Fair Value.....................     24,198      22,685
  Policy Loans.........................................    233,816     181,995
  Short-Term Investments...............................      9,554      62,619
  Other Invested Assets................................     82,378      16,798
                                                        ----------  ----------
   Total Investments...................................    595,312   1,019,794
Cash and Cash Equivalents..............................     44,584      84,371
Deferred Policy Acquisition Costs......................  1,020,830     930,703
Accrued Investment Income..............................     20,116      29,940
Premiums and Other Receivables.........................    121,285     119,750
Other Assets...........................................    110,064     105,982
Separate Account Assets................................  5,651,320   4,840,029
                                                        ----------  ----------
    TOTAL ASSETS....................................... $7,563,511  $7,130,569
                                                        ==========  ==========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits................................. $  190,298  $  614,927
Policyholder Account Balances..........................    411,940     325,385
Other Policyholder Funds...............................    249,344     245,339
Policyholder Dividends Payable.........................      1,530         977
Short and Long-Term Debt...............................     --          75,053
Income Taxes Payable:
  Current..............................................      3,021         (77)
  Deferred.............................................     19,998      38,669
Due to Parent..........................................     88,418      72,247
Other Liabilities......................................     90,507      64,717
Separate Account Liabilities...........................  5,651,320   4,840,029
                                                        ----------  ----------
   TOTAL LIABILITIES...................................  6,706,376   6,277,266
                                                        ----------  ----------
Commitments and Contingencies (Notes 4, 8 and 9)
EQUITY
Common Stock, $125.00 par value; 50,000 shares
 authorized, 20,000 shares issued and outstanding......      2,500       2,500
Preferred Stock, $0.00 par value; 1,000,000 shares
 authorized, 200,000 shares issued and outstanding.....     --          --
Contributed Capital....................................    647,273     647,273
Retained Earnings......................................    215,920     214,528
Accumulated Other Comprehensive Income.................     (8,558)    (10,998)
                                                        ----------  ----------
   TOTAL EQUITY........................................    857,135     853,303
                                                        ----------  ----------
TOTAL LIABILITIES AND EQUITY........................... $7,563,511  $7,130,569
                                                        ==========  ==========

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                      2000      1999      1998
                                                    --------  --------  --------
REVENUES
Premiums..........................................  $125,219  $123,638  $100,689
Universal Life and Investment-Type Product Policy
 Fees.............................................   231,895   220,841   173,766
Net Investment Income.............................    63,260    68,498    49,077
Investment Gains (Losses), Net....................   (28,338)    2,922     5,610
Commissions, Fees and Other Income................   368,126   265,891   192,411
                                                    --------  --------  --------
   TOTAL REVENUES.................................   760,162   681,790   521,553
                                                    --------  --------  --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.............................   149,845   193,293   149,687
Interest Credited to Policyholder Account
 Balances.........................................    19,534    10,721     7,735
Policyholder Dividends............................    17,846    20,827    22,989
Other Operating Costs and Expenses................   535,874   381,881   316,659
                                                    --------  --------  --------
   TOTAL BENEFITS AND OTHER DEDUCTIONS............   723,099   606,722   497,070
                                                    --------  --------  --------
Income From Operations Before Income Taxes........    37,063    75,068    24,483
Income Taxes......................................    25,132    29,344    13,046
                                                    --------  --------  --------
   NET INCOME.....................................  $ 11,931  $ 45,724  $ 11,437
                                                    --------  --------  --------
Other Comprehensive Income (Loss), Net of Tax:
  Unrealized Investment Gains (Losses) (Net of
   Related Offsets, Reclassification Adjustments
   and Income Taxes, of $25,284, $(23,769), and
   $925 Respectively..............................     2,440   (28,437)       92
                                                    --------  --------  --------
COMPREHENSIVE INCOME..............................  $ 14,371  $ 17,287  $ 11,529
                                                    ========  ========  ========


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                         ACCUMULATED
                              CAPITAL STOCK &               OTHER
                                CONTRIBUTED   RETAINED  COMPREHENSIVE
                                  CAPITAL     EARNINGS     INCOME      TOTAL
                              --------------- --------  ------------- --------
BALANCES AT DECEMBER 31,
 1997........................    $449,773     $166,422    $ 17,347    $633,542
Net Income...................       --          11,437       --         11,437
Change in Net Unrealized
 Investment Gains (Losses)...       --           --             92          92
Contributed Capital..........     200,000        --          --        200,000
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 1998........................     649,773      177,859      17,439     845,071
Net Income...................       --          45,724       --         45,724
Preferred Stock Dividends....       --          (9,055)      --         (9,055)
Change in Net Unrealized
 Investment Gains (Losses)...       --           --        (28,437)    (28,437)
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 1999........................     649,773      214,528     (10,998)    853,303
Net Income...................       --          11,931       --         11,931
Preferred Stock Dividends....       --         (10,539)      --        (10,539)
Change in Net Unrealized
 Investment Gains (Losses)...       --           --          2,440       2,440
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 2000........................    $649,773     $215,920    $ (8,558)   $857,135
                                 ========     ========    ========    ========


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

             FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                2000        1999       1998
                                             -----------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES......  $  (655,313) $(159,314) $(311,296)
                                             -----------  ---------  ---------
Cash Flows from Investing Activities:
  Sales, Maturities and Repayments of:
   Available for Sale Fixed Maturities.....      586,894    114,478    164,566
   Equity Securities.......................       34,945      2,491     39,333
   Other, Net..............................      251,615         (1)       721
   Sales of Subsidiary.....................      (54,116)         0          0
  Purchases of:
   Available for Sale Fixed Maturities.....      (86,932)  (157,761)  (184,810)
   Equity Securities.......................       (8,521)    (9,590)   (80,066)
   Real Estate.............................          (86)    (3,251)    (3,644)
   Fixed Asset Property and Equipment......            0          0     (1,459)
   Other Assets............................     (321,386)      (302)       (89)
  Net Change in Short-Term Investments.....       53,065    (10,334)   (24,341)
  Net Change in Policy Loans...............      (51,821)   (46,195)   (31,017)
  Other, Net...............................         (259)    23,443      1,631
                                             -----------  ---------  ---------
NET CASH PROVIDED BY (USED IN) INVESTING
 ACTIVITIES................................      403,398    (87,022)  (119,175)
                                             -----------  ---------  ---------
Cash Flows from Financing Activities:
  Capital Contributions....................            0          0    200,000
  Preferred Stock..........................      (10,539)    (9,055)         0
  Repayment of Debt........................      (77,258)   (13,232)    (8,670)
  Policyholder Account Balances:
   Deposits................................    1,871,760    517,551    358,090
   Withdrawals.............................   (1,571,835)  (242,388)  (149,499)
  Financial Reinsurance Receivables........            0     34,233          0
                                             -----------  ---------  ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES..      212,128    287,109    399,921
                                             -----------  ---------  ---------
Change in Cash and Cash Equivalents........      (39,787)    40,773    (30,550)
Cash and Cash Equivalents, Beginning of
 Year......................................       84,371     43,598     74,148
                                             -----------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR.....  $    44,584  $  84,371  $  43,598
                                             ===========  =========  =========
Supplemental Cash Flow Information:
  Interest Paid............................  $     7,187  $      87  $   3,830
                                             ===========  =========  =========
  Income Taxes Paid........................  $    22,317  $  30,045  $  14,118
                                             ===========  =========  =========

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                2000       1999       1998
                                              ---------  ---------  ---------
NET INCOME................................... $  11,931  $  45,724  $  11,437
Adjustments to Reconcile Net Income to Net
 Cash Provided by (Used in) Operating
 Activities:
  Change in Deferred Policy Acquisition
   Costs, Net................................  (101,313)  (186,467)  (145,787)
  Change in Accrued Investment Income........     9,824     (8,138)    (3,090)
  Change in Premiums and Other Receivables...    (1,535)    25,367    (82,081)
  Gains from Sales of Investments, Net.......   (28,338)    (2,922)    (5,610)
  Depreciation and Amortization Expenses.....    12,905     13,700     13,137
  Interest Credited to Policyholder Account
   Balances..................................    19,534     10,721      7,735
  Universal Life and Investment-Type Product
   Policy Fee Income.........................  (231,895)  (220,841)  (173,766)
  Change in Future Policy Benefits...........  (424,629)    53,181     61,317
  Change in Other Policyholder Funds.........     4,005     59,084     73,814
  Change in Policyholder Dividends Payable...       553        368        188
  Change in Income Taxes Payable.............   (11,490)   (26,871)     2,358
  Other, Net.................................    85,135     77,780    (70,948)
                                              ---------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES........ $(655,313) $(159,314) $(311,296)
                                              =========  =========  =========


          See accompanying notes to consolidated financial statements.

                      NEW ENGLAND LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
          (DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

  New England Life Insurance Company and its subsidiaries (the Company or NELICO) is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, medical, and disability coverage.

  Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. As a result of the merger, NEMLICO ceased to exist as a separate mutual life insurance company, and NELICO became a subsidiary of MetLife. NELICO has continued after the merger to conduct its existing business as well as administer the business activities of the former parent NEMLICO. (Note 13)

  Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: New England Pension and Annuity Company and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and New England Investment Management, Inc. for other operations. On February 28, 1998, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and New England Investment Management. On April 30, 1999, the Company acquired all of the outstanding stock of NL Holding Corporation and its wholly owned subsidiaries, Nathan and Lewis Securities, Inc., and Nathan and Lewis Associates, Inc. Subsequent to the acquisition, NL Holding Corporation was transferred to New England Life Holdings, Inc. On November 5, 1999, New England Financial Distributors, a Limited Liability Corporation, was formed in which Nelico owns a 95% interest. On October 31, 2000, Exeter Reassurance Co., Ltd, a Bermuda Corporation was sold to Metlife, Inc. the parent company of Nelico. The principal business activities of the subsidiaries are disclosed below.

  New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

  Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. Effective September 1, 2000, Newbury began providing errors and omissions coverage to certain of the life insurance agents of MetLife through a facultative reinsurance agreement with Fireman's Fund Insurance Company.

  New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  New England Investment Management, LLC (NEIM), which changed its name from TNE Advisers, Inc. in March 2000, was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. NEIM was organized to serve as an investment adviser to certain series of the New England Zenith Fund.

  NL Holding Corporation and subsidiaries (NL Holding) engages in securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary of NL Holding, is a National Association of Securities Dealers (NASD) registered broker/dealer. N&L Associates, a wholly owned subsidiary of NL Holding, is a general insurance agent which sells insurance policies and other insurance related products through its licensed brokers and independent agents.

  New England Financial Distributors, LLC (NEFD), was incorporated in Delaware on November 5, 1999. NEFD is licensed as an insurance agency to facilitate the distribution of insurance and other financial products, including securities.

 BASIS OF PRESENTATION

  The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Commonwealth of Massachusetts Division of Insurance (the "Division") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the Massachusetts Insurance Law. No consideration is given by the Division to financial statements prepared in accordance with accounting principles generally accepted in the United States of America in making such determination.

  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

 PRINCIPLES OF CONSOLIDATION

  The accompanying consolidated financial statements include the accounts of New England Life Insurance and its subsidiaries, partnerships and joint ventures in which NELICO has a controlling interest. All material intercompany accounts and transactions have been eliminated.

  The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

  Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2000 presentation.

 INVESTMENTS

  The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of accumulated other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary.

                      NEW ENGLAND LIFE INSURANCE COMPANY

These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

  Policy loans are stated at unpaid principal balances, which approximates fair value.

  Short-term investments are stated at amortized cost, which approximates fair value.

  Other invested assets are reported at their estimated fair value.

 CASH AND CASH EQUIVALENTS

  Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

 PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

  Accumulated depreciation on property and equipment and amortization of leasehold improvements was $54,427 and $45,320 at December 31, 2000 and 1999, respectively. Related depreciation and amortization expense was $10,555, $11,350 and $11,570 for the years ended December 31, 2000, 1999 and 1998, respectively.

 DEFERRED POLICY ACQUISITION COSTS

  The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross profits can vary from management's estimates resulting in increases and decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  Deferred policy acquisition costs for non-medical health policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Information regarding deferred policy acquisition costs is as follows:

                                                   YEARS ENDED DECEMBER 31
                                                 ------------------------------
                                                    2000       1999      1998
                                                 ----------  --------  --------
   Balance at January 1........................  $  930,703  $710,961  $565,769
   Capitalized during the year.................     223,651   216,913   182,943
                                                 ----------  --------  --------
      Total....................................   1,154,354   927,874   748,712
   Amortization allocated to:
     Net realized investment gains.............         395      (616)   (5,282)
     Unrealized investment gains (losses)......     (23,770)   33,276      (595)
     Other Expenses............................    (110,149)  (29,831)  (31,874)
                                                 ----------  --------  --------
      Total amortization.......................    (133,524)    2,829   (37,751)
   Balance at December 31......................  $1,020,830  $930,703  $710,961
                                                 ==========  ========  ========

  Amortization of deferred policy acquisition costs is allocated to (1) realized investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been realized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

  Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

 ACQUISITIONS

  The Company acquired certain assets and assumed certain liabilities of NL Holding Corporation effective April 30, 1998. The acquisition was accounted for under the purchase method of accounting and is included in the financial statements as of the effective date of the transition. The cost of the acquisition was $35,082, which represents an initial cash settlement and payment of direct acquisition costs of $27,873, as well as, accrued contingent payment arrangements of $7,209 anticipated to be paid to the sellers over a three year period ending December 31, 2000. Goodwill of $23,498 was recorded, to be amortized on a straight-line basis over a ten year period.

  The 1998 and 1997 pro forma, unaudited financial data shown as follows presents the effect of the acquisition as if it had occurred at the beginning of the respective reporting periods. The pro forma financial data does not necessarily reflect the results of operations that would have been obtained had the acquisition occurred on the assumed date, nor is the financial data necessarily indicative of the results of the combined entities that may be achieved for any future period.

 PRO FORMA IMPACT OF ACQUISITION

                                                                  YEARS ENDED
                                                                 DECEMBER 31,
                                                               -----------------
                                                                 1998     1997
                                                               -------- --------
   Revenue.................................................... $557,229 $381,691
                                                               ======== ========
   Net Income................................................. $ 10,311 $ 25,049
                                                               ======== ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

 OTHER INTANGIBLE ASSETS

  The excess of cost over the fair value of net assets acquired, which represents goodwill, and the value of business acquired are included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

  EXCESS OF PURCHASE PRICE OVER FAIR VALUE OF NET ASSETS ACQUIRED

                                                      YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                      2000     1999     1998
                                                     -------  -------  -------
   Net Balance, January 1........................... $19,581  $21,931  $     0
     Acquisitions...................................       0        0   23,498
     Amortization...................................  (2,350)  (2,350)  (1,567)
                                                     -------  -------  -------
   Net Balance, December 31......................... $17,231  $19,581  $21,931
                                                     =======  =======  =======
   December 31
     Accumulated Amortization....................... $(6,267) $(3,917) $(1,567)
                                                     =======  =======  =======

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 4% to 4.5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 4% to 7%.

  Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liabilities range from 4% to 6.5%. Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 3.8% to 7.5%, less expense and mortality charges and withdrawals.

  The liability for unpaid claims represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

 RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated life of the policies.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Premiums related to non-medical health contracts are recognized as income when due.

  Premiums related to variable life and universal life contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality recognized ratably over the policy period, policy administration charges recognized as services are provided and surrender charges recognized as earned. Amounts that are charged to operations include interest credited to policyholders and benefit claims incurred in excess of related policyholder account balances.

  Premiums related to investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for contract administration charges recognized ratably over the policy period. Amounts that are charged to operations include interest credited to policyholders.

 DIVIDENDS TO POLICYHOLDERS

  Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 PARTICIPATING BUSINESS

  Participating business represented approximately 3.29% and 3.49% of the Company's life insurance in force, and 8.68% and 8.30% of the number of life insurance policies in force at December 31, 2000 and 1999, respectively. Participating policies represented approximately 54.96%, 56.77% and 95.78% of gross life insurance premiums, for the years ended December 31, 2000, 1999 and 1998, respectively.

 INCOME TAXES

  NELICO and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the Internal Revenue Code. Non-Includable subsidiaries file either separate or separate consolidated tax returns. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

 REINSURANCE

  The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

 SEPARATE ACCOUNTS

  Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contract holders and, accordingly, are not reflected in the Company's financial

                      NEW ENGLAND LIFE INSURANCE COMPANY
statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues. See Note 14.

 APPLICATION OF ACCOUNTING PRONOUNCEMENTS

  Effective January 1, 1999, the Company adopted Statement of Position ("SOP") 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. Adoption of SOP 98-5 did not have a material effect on the Company's consolidated financial statements.

  Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 resulted in the capitalization of $6 million of software costs, which would have otherwise been expensed in 1999.

  Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

  Statement of Financial Accounting Standards ("SFAS No. 133"), Accounting for Derivative Instruments and Hedging Activities, is effective for all fiscal years beginning after June 15, 2000. SFAS 133, as amended, establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. Under SFAS 133, certain contracts that were not formerly considered derivatives may now meet the definition of a derivative. The Company will adopt SFAS effective January 1, 2001. Management does not expect the adoption of SFAS 133 to have a significant impact on the financial position, results of operations, or cash flows of the Company.

  In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company was required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

  In July 2000, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF No. 99-20"). This pronouncement requires investors in certain asset backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company currently is in the process of quantifying the impact of EITF No. 99-20, the provisions of the consensus are not expected to have a material impact on the Company's consolidated financial statements.

  In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures

                      NEW ENGLAND LIFE INSURANCE COMPANY
about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. The Company is in the process of quantifying the impact, if any, of the provisions of SFAS 140 effective for future periods.

  Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in applying generally accepted accounting principles to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

2. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

  The components of net investment income are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                      2000     1999     1998
                                                     -------  -------  -------
   Fixed maturities................................. $48,559  $54,490  $53,467
   Equity securities................................   2,122   13,896   (9,118)
   Real estate......................................      85      831    4,149
   Policy Loans.....................................  11,939    9,157    6,855
   Cash, cash equivalents and short-term
    Investments.....................................     412    3,494      861
   Other investment income..........................   4,993   (7,529)      76
                                                     -------  -------  -------
   Gross investment income..........................  68,110   74,339   56,290
   Investment expenses..............................  (4,850)  (5,841)  (7,213)
                                                     -------  -------  -------
   Net investment income............................ $63,260  $68,498  $49,077
                                                     =======  =======  =======

  Realized investment gains (losses), net, including changes in valuation allowances, are summarized as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                        2000     1999   1998
                                                      --------  ------ -------
   Fixed maturities.................................. $   (373) $  850 $10,899
   Equity securities.................................  (27,564)   --     --
   Other invested assets.............................     (796)  2,688      (7)
                                                      --------  ------ -------
     Subtotal........................................  (28,733)  3,538  10,892
   Less: Amounts allocable to amortization of
    deferred policy acquisition costs................     (395)    616   5,282
                                                      --------  ------ -------
   Investment gains (losses), net.................... $(28,338) $2,922 $ 5,610
                                                      ========  ====== =======

  Realized investment gains (losses) have been reduced by (1) deferred policy acquisition amortization to the extent that such amortization results from realized investment gains and losses, (2) additions to future policy benefits resulting from the need to establish additional liabilities due to the recognition of investment gains, and (3) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholders' accounts. This presentation may not be comparable to presentations made by other insurers.

                       NEW ENGLAND LIFE INSURANCE COMPANY

  The changes in unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2000      1999     1998
                                                   --------  --------  -------
   Balance at January 1..........................  $(10,998) $ 17,439  $17,347
     Change in unrealized investment gains
      (losses)...................................     5,812   (73,813)     391
     Change in unrealized investment gains
      (losses)...................................
      Attributable to:
      Deferred policy acquisition costs..........   (10,575)   33,276     (595)
      Deferred income tax (expense) benefit......     7,203    12,100      296
                                                   --------  --------  -------
   Balance at December 31........................  $ (8,558) $(10,998) $17,439
                                                   ========  ========  =======

  The components of unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                      2000      1999     1998
                                                     -------  --------  -------
   Balance, end of year, comprised of:
     Unrealized investment gains (losses) on:
      Fixed maturities.............................  $(5,060) $(35,205) $40,928
      Equity securities............................   (1,330)    3,511    1,191
      Other........................................      (19)    --       --
                                                     -------  --------  -------
                                                      (6,409)  (31,694)  42,119
   Amounts of unrealized investment gains (losses)
     Attributable to:
      Deferred policy acquisition costs............   (6,292)   17,478  (15,798)
      Deferred income tax (expense) benefit........    4,143     3,218   (8,882)
                                                     -------  --------  -------
   Balance, end of year............................  $(8,558) $(10,998) $17,439
                                                     =======  ========  =======

3. INVESTMENTS

 FIXED MATURITIES AND EQUITY SECURITIES

  The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed maturities and equity securities, by category, are shown below.

 AVAILABLE FOR SALE SECURITIES

                                                             GROSS
                                                          UNREALIZED   ESTIMATED
                                               AMORTIZED -------------   FAIR
                                                 COST     GAIN   LOSS    VALUE
                                               --------- ------ ------ ---------
   DECEMBER 31, 2000
   Fixed Maturities:
     U.S. Treasury Securities and obligations
      of U.S. Government corporations and
      agencies...............................  $ 28,290  $   90 $  327 $ 28,053
     Foreign governments.....................    25,799     204    617   25,386
     Corporate...............................   170,856   2,428  6,214  167,070
     Mortgage-backed securities..............    25,481     458  1,082   24,857
                                               --------  ------ ------ --------
   Total Fixed Maturities....................  $250,426  $3,180 $8,240 $245,366
                                               ========  ====== ====== ========
   Equity Securities:
     Common Stocks...........................    25,528   2,120  3,450   24,198
                                               --------  ------ ------ --------
   Total Equity Securities...................  $ 25,528  $2,120 $3,450 $ 24,198
                                               ========  ====== ====== ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

  AVAILABLE FOR SALE SECURITIES

                                                          GROSS
                                                        UNREALIZED
                                            AMORTIZED -------------- ESTIMATED
                                              COST     GAIN   LOSS   FAIR VALUE
                                            --------- ------ ------- ----------
   DECEMBER 31, 1999
   Fixed Maturities:
     U.S. Treasury Securities and
      obligations of U.S. Government
      corporations and agencies............ $ 33,909  $   20 $   439  $ 33,490
     Foreign governments...................   20,748     201     581    20,368
     Corporate.............................  670,602   5,074  40,237   635,439
     Mortgage-backed securities............   44,470     934     203    45,201
     Other.................................    1,199    --     --        1,199
                                            --------  ------ -------  --------
   Total Fixed Maturities.................. $770,928  $6,229 $41,460  $735,697
                                            ========  ====== =======  ========
   Equity Securities:
     Common Stocks.........................   19,174   4,191     680    22,685
                                            --------  ------ -------  --------
   Total Equity Securities................. $ 19,174  $4,191 $   680  $ 22,685
                                            ========  ====== =======  ========

  The amortized cost and estimated fair value of fixed maturities classified as available for sale, by contractual maturity, at December 31, 2000 are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
   Due in one year or less................................  $ 19,555   $ 19,454
   Due after one year through five years..................    93,551     91,606
   Due after five years through ten years.................    88,953     87,075
   Due after ten years....................................    22,886     22,374
                                                            --------   --------
      Subtotal............................................  $224,945   $220,509
   Mortgage-backed securities.............................    25,481     24,857
                                                            --------   --------
   Total..................................................  $250,426   $245,366
                                                            ========   ========

  Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  Sales of fixed maturities and equity securities are as follows:

                                                         2000    1999     1998
                                                       -------- ------- --------
   Fixed Maturities
     Proceeds......................................... $117,466 $64,925 $120,416
     Gross realized gains............................. $    476 $ 1,897 $ 10,901
     Gross realized losses............................ $    849 $ 1,047 $      2
   Equity Securities
     Proceeds......................................... $  1,762 $ 2,491 $ 39,333
     Gross realized gains............................. $    190 $   --  $    --
     Gross realized losses............................ $    183 $   --  $    --

  Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

 STATUTORY DEPOSITS

  The Company had assets on deposit with regulatory agencies of $6,245 and $6,245 at December 31, 2000 and 1999, respectively.

                      NEW ENGLAND LIFE INSURANCE COMPANY

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

  The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

  Effective July 1, 1999, the Company reinsured the general account liability for certain group pension variable contracts assumed from Sun Life Assurance Company of Canada (U.S.). The initial liability assumed included in Policyholder Account Balances was $44,431 at December 31, 1999, and was $25,902 at December 31, 2000.

  The effect of reinsurance on premiums earned is as follows:

                                                    2000       1999      1998
                                                  ---------  --------  --------
   Direct premiums............................... $ 220,856  $163,159  $110,768
   Reinsurance assumed...........................    11,670    57,479    58,329
   Reinsurance ceded.............................  (107,307)  (97,000)  (68,408)
                                                  ---------  --------  --------
   Net premiums earned........................... $ 125,219  $123,638  $100,689
                                                  =========  ========  ========

  Reinsurance recoverables, included in other receivables, were $80,195 and $83,091 at December 31, 2000 and 1999, respectively.

  Reinsurance and ceded commissions payables, included in other liabilities, were $0 and $23,400 at December 31, 2000 and 1999, respectively.

  The following provides an analysis of the activity in the liability for benefits relating to group accident and nonmedical health policies and contracts:

                                                        YEARS ENDED DECEMBER 31,
                                                        -----------------------
                                                          2000    1999    1998
                                                         ------  ------  ------
   Balance at January 1................................. $3,932  $1,953  $  809
     Less: Reinsurance recoverables.....................  3,147   1,565     647
                                                         ------  ------  ------
   Net balance at January 1.............................    785     388     162
                                                         ------  ------  ------
   Incurred related to:
     Current year.......................................    541     472     303
     Prior years........................................   (367)    (33)    (57)
                                                         ------  ------  ------
                                                            174     439     246
                                                         ------  ------  ------
   Paid related to:
     Current year.......................................     28      23       2
     Prior years........................................     73      19      18
                                                         ------  ------  ------
                                                            101      42      20
                                                         ------  ------  ------
   Balance at December 31...............................    857     785     388
     Add: Reinsurance recoverables......................  3,444   3,147   1,565
                                                         ------  ------  ------
   Balance at December 31............................... $4,301  $3,932  $1,953
                                                         ======  ======  ======

                      NEW ENGLAND LIFE INSURANCE COMPANY

5. INCOME TAXES

  The provision for income tax expense (benefit) in the consolidated statements of income is shown below:

                                                       CURRENT DEFERRED   TOTAL
                                                       ------- --------  -------
   2000
   Federal............................................ $36,449 $(12,302) $24,147
   State and Local....................................   --         985      985
                                                       ------- --------  -------
   Total.............................................. $36,449 $(11,317) $25,132
                                                       ======= ========  =======
   1999
   Federal............................................ $20,910 $  8,134  $29,044
   State and Local....................................   --         300      300
                                                       ------- --------  -------
   Total.............................................. $20,910 $  8,434  $29,344
                                                       ======= ========  =======
   1998
   Federal............................................ $13,734 $   (788) $12,946
   State and Local....................................   --         100      100
                                                       ------- --------  -------
   Total.............................................. $13,734 $   (688) $13,046
                                                       ======= ========  =======

  Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2000     1999    1998
                                                      -------  ------- -------
   Income before taxes............................... $37,063  $75,068 $24,483
   Income tax rate...................................     35%      35%     35%
                                                      -------  ------- -------
   Expected income tax expense at federal statutory
    income tax rate..................................  12,972   26,274   8,569
   Tax effect of:
     Tax exempt investment income....................     (16)   --       (100)
     State and local income taxes....................     985      300     100
     Tax credits.....................................   --       --       (100)
     Sale of Subsidiaries............................   9,595    --      --
     Prior year taxes................................       8      684   --
     Other, net......................................   1,588    2,086   4,577
                                                      -------  ------- -------
   Income Tax Expense................................ $25,132  $29,344 $13,046
                                                      =======  ======= =======

  Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                               2000      1999
                                                             --------  --------
   Deferred tax assets:
     Policyholder liabilities...............................  282,720   233,504
     Tax Loss Carry-forwards................................    9,595
     Unrealized investment losses, net......................    4,143     3,218
     Other, net.............................................   11,265    15,035
                                                             --------  --------
   Total gross assets.......................................  307,723   251,757
                                                             --------  --------
   Less: Valuation Allowance................................    9,595     --
                                                             --------  --------
   Assets, Net of Valuation Allowance.......................  298,128   251,757
                                                             --------  --------
   Deferred tax liabilities:
     Investments............................................   (2,489)     (216)
     Deferred policy acquisition costs...................... (298,465) (267,249)
     Other, net.............................................  (17,172)  (22,961)
                                                             --------  --------
   Total gross liabilities.................................. (318,126) (290,426)
                                                             --------  --------
   Net deferred tax liability...............................  (19,998)  (38,669)
                                                             ========  ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

6. EMPLOYEE BENEFIT PLANS

  Effective January 1, 2001, the Company's employees became employees of Metropolitan Life Insurance Company and in connection with this transition the New England Life Insurance Company Retirement Plan and Trust ("NEF Retirement Plan") merged into the Metropolitan Life Retirement Plan for United States Employees ("Retirement Plan") and the New England 401K Plan and Trust ("NEF 401k Plan") merged into the Savings and Investment Plan for Employees of Metropolitan Life and Participating Affiliates ("SIP"). Retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes.

                                                    DECEMBER 31,
                                         --------------------------------------
                                         PENSION BENEFITS     OTHER BENEFITS
                                         ------------------  ------------------
                                           2000      1999      2000      1999
                                         --------  --------  --------  --------
CHANGE IN PROJECTED BENEFIT OBLIGATION
Projected benefit obligation at
 beginning of year.....................  $254,789  $252,487  $ 46,622  $ 48,987
Service cost...........................     6,969     8,172       774       973
Interest cost..........................    19,946    18,488     3,249     3,351
Actuarial gain.........................    12,541   (15,914)   (1,911)   (3,214)
Divestitures...........................     --        --        --        --
Curtailments...........................     --        --        --        --
Terminations...........................     --        --        --        --
Change in benefits.....................     --        --        --        --
Benefits paid..........................    (8,445)   (8,444)   (3,382)   (3,475)
                                         --------  --------  --------  --------
Projected benefit obligation at end of
 year..................................  $285,800  $254,789  $ 45,352  $ 46,622
                                         --------  --------  --------  --------
CHANGE IN PLAN ASSETS
Contract value of plan assets at
 beginning of year.....................  $210,223  $184,803  $     --  $     --
Actual return on plan assets...........     6,676    25,300     --        --
Employer contribution..................     4,908     7,620     --        --
Benefits paid..........................    (8,445)   (7,500)    --        --
                                         --------  --------  --------  --------
Contract value of plan assets at end of
 year..................................  $213,362  $210,223  $     --  $     --
                                         --------  --------  --------  --------
Under funded...........................  $(72,438) $(44,566) $(45,352) $(46,622)
Unrecognized net asset at transition...     --         (503)    --        --
Unrecognized net actuarial gains
 (losses)..............................    31,474     7,681   (20,769)  (20,068)
Unrecognized prior service cost........    15,029    15,942        (7)       (8)
                                         --------  --------  --------  --------
Accrued benefit cost...................  $(25,935) $(21,446) $(66,128) $(66,698)
                                         ========  ========  ========  ========
Qualified plan prepaid (accrued)
 pension cost..........................  $ (3,219) $ (2,675) $     --  $     --
Non-qualified plan prepaid (accrued)
 pension cost..........................   (22,716)  (18,771)    --        --
                                         --------  --------  --------  --------
Accrued benefit cost...................  $(25,935) $(21,446) $     --  $     --
                                         ========  ========  ========  ========

  The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                NON-QUALIFIED
                           QUALIFIED PLAN           PLAN                TOTAL
                          ------------------  ------------------  ------------------
                            2000      1999      2000      1999      2000      1999
                          --------  --------  --------  --------  --------  --------
Aggregate projected
 benefit obligation.....  $245,000  $224,653  $ 40,800  $ 30,136  $285,800  $254,789
Aggregate contract value
 of plan assets
 (principally Company
 contracts).............   213,362   210,223     --        --      213,362   210,223
                          --------  --------  --------  --------  --------  --------
Over/(Under) funded.....  $(31,638) $(14,430) $(40,800) $(30,136) $(72,438) $(44,566)
                          ========  ========  ========  ========  ========  ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

  The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                                       OTHER
                                                  PENSION BENEFITS   BENEFITS
                                                  ----------------- -----------
                                                    2000     1999   2000  1999
                                                  -------- -------- ----- -----
    WEIGHTED AVERAGE ASSUMPTIONS AS OF DECEMBER
     31,
    Discount rate..............................      7.75%    7.00% 7.50% 7.75%
    Expected return on plan assets.............      9.00%    8.50%  --    --
    Rate of compensation increase..............      5.50%    5.50%  --    --

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 6.6% in 2000, gradually decreasing to 5.00% over five years and generally 7.00% in 1999, gradually decreasing to 5.00% over five years.

  Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                 ONE % INCREASE ONE % DECREASE
                                                 -------------- --------------
   Effect on total of service and interest cost
    components..................................     67,383         (85,414)
   Effect on accumulated postretirement benefit
    obligation..................................    806,000        (993,000)

  The components of periodic benefit costs were as follows:

                                 PENSION BENEFITS            OTHER BENEFITS
                            ----------------------------  -----------------------
                              2000      1999      1998     2000     1999    1998
                            --------  --------  --------  -------  ------  ------
   Service cost............ $  6,969  $  8,172  $  6,927  $   774  $  973  $  942
   Interest cost...........   19,946    18,488    15,878    3,249   3,351   3,267
   Expected return on plan
    assets.................  (18,593)  (15,698)  (12,866)   --       --      --
   Net amortization and
    deferrals..............    1,074     1,322       669   (1,211)   (934)    167
                            --------  --------  --------  -------  ------  ------
   Net periodic benefit
    cost................... $  9,396  $ 12,284  $ 10,608  $ 2,812  $3,390  $4,376
                            ========  ========  ========  =======  ======  ======

 SAVINGS AND INVESTMENT PLANS

  The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2,130, $2,187 and $2,252 for the years ended December 31, 2000, 1999 and 1998, respectively.

7. LEASES

  In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenue. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sub-rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                  RENTAL SUB-RENTAL GROSS RENTAL
                                                  INCOME   INCOME     EXPENSE
                                                  ------ ---------- ------------
     2001........................................  $ 72     $--        $  373
     2002........................................    75      --           373
     2003........................................    64      --           373
     2004........................................   --       --          --
     2005........................................   --       --          --
     Thereafter..................................   --       --          --
                                                   ----     ---        ------
     Total.......................................  $211     $--        $1,119
                                                   ====     ===        ======

                      NEW ENGLAND LIFE INSURANCE COMPANY

  MetLife, Inc. will be assuming payments for sub-rental income and gross rental expense for office space, data processing and other equipment beginning in 2001 on the home office property owned by MetLife, Inc. The gross rental expense paid by the Company in 2000 was $12,223.

8. DEBT

  In 1995, the Company borrowed $25,000 from a bank, bearing interest, payable monthly, at a variable rate equal to the greater of the bank's base rate or money market rates plus 0.6% per annum. The loan was collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment was structured in a manner to result in repayment over a term of five years or less. The Company repaid the entire outstanding balance of the loan in January 1999. Repayments of principal and interest of $13,310 and $8,612 were made during 1999 and 1998, respectively. The interest rate applied was 6.4% and 6.4% at January 31, 1999 and December 31, 1998 respectively.

9. COMMITMENTS AND CONTINGENCIES

  Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of approximately, $218 and $197 and $204 in 2000, 1999, and 1998, respectively, of which $206 and $197 and $203 were to be credited against premium taxes.

  Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  In some of the matters referred to above, large and/or indeterminate amounts, including punitive damages and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular annual periods.

                      NEW ENGLAND LIFE INSURANCE COMPANY

10. OTHER EXPENSES

  Other operating costs and expenses consisted of the following:

                               YEARS ENDED DECEMBER 31,
                             -------------------------------
                               2000       1999       1998
                             ---------  ---------  ---------
   Compensation............  $  92,430  $  96,887  $  86,822
   Commissions.............    245,942    205,463    166,218
   Interest and debt
    expense................      5,527      5,493      9,374
   Amortization of policy
    acquisition costs......    110,149     29,831     31,874
   Capitalization of policy
    acquisition costs......   (223,651)  (216,913)  (182,943)
   Rent expense, net of
    sub-lease income.......     48,280      5,550      4,252
   Insurance taxes,
    licenses, and fees.....     27,236     21,253     21,802
   Other...................    229,961    234,317    179,260
                             ---------  ---------  ---------
   Total...................  $ 535,874  $ 381,881  $ 316,659
                             =========  =========  =========

11. FAIR VALUE INFORMATION

  The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

  Amounts related to the Company's financial instruments are as follows:

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 2000:
   Assets
     Fixed maturities....................................... $245,366  $245,366
     Equity securities......................................   24,198    24,198
     Policy loans...........................................  233,816   233,816
     Short-term investments.................................    9,554     9,554
     Cash and cash equivalents..............................   44,584    44,584
   Liabilities
     Policyholder account balances..........................  101,252    99,158

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1999:
   Assets
     Fixed maturities....................................... $735,697  $735,697
     Equity securities......................................   22,685    22,685
     Policy loans...........................................  181,995   181,995
     Short-term investments.................................   62,619    62,619
     Cash and cash equivalents..............................   84,371    84,371
   Liabilities
     Policyholder account balances..........................   84,037    82,765
     Other policyholder funds...............................      525       525
     Short and long-term debt...............................   75,053    75,053

  The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

                      NEW ENGLAND LIFE INSURANCE COMPANY

 FIXED MATURITIES AND EQUITY SECURITIES

  The fair value of fixed maturities and equity securities that are publicly traded are based upon quotations obtained from an independent market pricing service or published by applicable stock exchanges. For securities for which the market values were not readily available, fair values were estimated by management, based primarily on interest rates, maturity, credit quality and average life.

 POLICY LOANS

  Policy loans are stated at unpaid principal balances, which approximates fair value.

 CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

  The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

 POLICYHOLDER ACCOUNT BALANCES

  The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

 SHORT-TERM AND LONG-TERM DEBT

  Short-term and long-term debt are stated at unpaid principal balances, which approximates fair value.

12. STATUTORY FINANCIAL INFORMATION

  The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by the Massachusetts Department of Insurance with such amounts determined in conformity with accounting principles generally accepted in the United States of America were as follows:

                                                  YEARS ENDED DECEMBER 31,
                                               --------------------------------
                                                  2000       1999       1998
                                               ----------  ---------  ---------
   Statutory surplus.........................  $  353,101  $ 399,864  $ 456,525
   Adjustments to GAAP for:
     Future policy benefits and policyholders
      account balances.......................    (548,323)  (435,980)  (336,821)
     Deferred policy acquisition costs.......   1,020,830    930,703    710,961
     Deferred federal income taxes...........      19,998    (38,669)   (42,334)
     Valuation of investments................      (5,100)   (46,890)    53,514
     Statutory asset valuation reserves......      16,393     13,514     10,636
     Statutory interest maintenance reserve..         266        462        816
     Surplus notes...........................      --        (75,053)   (69,560)
     Receivables from reinsurance
      transactions...........................      --          5,049     26,004
     Other, net..............................      39,966    100,303     35,330
                                               ----------  ---------  ---------
   GAAP equity...............................  $  857,135  $ 853,303  $ 845,071
                                               ==========  =========  =========
   Statutory net income (loss)...............  $  (11,085) $ (40,928) $ (28,043)
   Adjustments to GAAP for:
     Future policy benefits and policyholder
      account balances.......................    (311,223)  (295,868)  (196,754)
     Deferred policy acquisition costs.......     177,366    186,497    135,788
     Deferred federal income taxes...........      11,317     (8,434)       688
     Valuation of investments................     (60,529)    13,681    (13,490)
     Statutory interest maintenance reserve..        (196)      (354)       245
     Other, net..............................     206,281    191,130    113,003
                                               ----------  ---------  ---------
   GAAP net income...........................  $   11,931  $  45,724  $  11,437
                                               ==========  =========  =========

                      NEW ENGLAND LIFE INSURANCE COMPANY

13. RELATED PARTY TRANSACTIONS

  MetLife and the Company have entered into an Administrative Services Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger, and those policies and contracts defined in the Administrative Services Agreement as Transition Policies which were sold by the Company's field force post-merger.

  The Company charged MetLife $164,293, $160,792 and $193,641 including accruals for administrative services on NEMLICO administered contracts for 2000, 1999, and 1998, respectively. In addition, $60,697, $9,442 and $14,123 for 2000, 1999 and 1998, respectively, was paid or payable by MetLife to the Company for varied and miscellaneous other services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

  On December 30, 1998 the Company sold to MetLife Credit Corporation shares of preferred stock for $200,000. The Company paid $10,539 and 9,055 of dividends on the preferred stock in 2000 and 1999, respectively.

  On April 30, 1998 the Company acquired all the outstanding stock of N.L. Holding Corporation and its subsidiaries, and concurrently contributed such stock to the Company's downstream holding company, New England Life Holding Inc. In conjunction with the acquisition, the Company entered into employment agreements with key individuals of N.L. Holding Corporation. The Company paid $0, $2,730 and $6,166 in 2000, 1999 and 1998, respectively under these agreements.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 2000 were $11,604 and $568, respectively. Included in accrued income at December 31, 2000, were amounts receivable for sales-based commissions from NEF and SSR totaling $108 and $3, respectively. In 2000, NES earned asset-based income of $10,213 and $263 on average assets of approximately $3,500,000 and $110,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1999 were amounts receivable for asset-based commissions from NEF and SSR totaling $321 and $9, respectively.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1999 were $12,736 and $751, respectively. Included in accrued income at December 31, 1999, were amounts receivable for sales-based commissions from NEF and SSR totaling $312 and $4, respectively. In 1999, NES earned asset-based income of $11,184 and $183 on average assets of approximately $4,500,000 and $101,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 2000 were amounts receivable for asset-based commissions from NEF and SSR totaling $307 and $0, respectively.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1998 were $15,204 and $1,159, respectively. Included in accrued income at December 31, 1998, were amounts receivable for sales-based commissions from NEF and SSR totaling $385 and $14, respectively. In 1998, NES earned asset-based income of $9,193 and $139 on average assets of approximately $4,300,000 and $77,000 under management with NEF and SSR, respectively.

  Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

14. SEPARATE ACCOUNTS

  Separate accounts reflect non-guaranteed separate accounts totaling $5,651,320 and $4,840,029 at December 31, 2000 and 1999, respectively, wherein the policyholder assumes the investment risk.

  Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees totaling $46,016, $36,934 and $30,714 in 2000, 1999 and 1998,
respectively.

15. CODIFICATION

  In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification"). Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Commonwealth of Massachusetts Division of Insurance (the "Division") requires adoption of Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company believes that the adoption of Codification by the NAIC and Codification as modified by the Division, as currently interpreted, will not adversely affect statutory capital and surplus as of January 1, 2001.

16. BUSINESS SEGMENT INFORMATION

  The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments: Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because they either provide different products and services, require different strategies, or have different technology requirements.

  Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, medical, and disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

  Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 2000, 1999 and 1998. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

  Allocation of net investment income and investment gains (losses), net were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 2000
                          --------------------------------------------------------------------
                                                                        CORPORATE
                          INDIVIDUAL  INDIVIDUAL   GROUP      GROUP        AND
                             LIFE      ANNUITY    PENSION   LIFE, A&H  SUBSIDIARIES   TOTAL
                          ----------  ----------  --------  ---------  ------------ ----------
REVENUES
Premiums................  $   69,639  $    --     $     18  $ 35,696     $ 19,866   $  125,219
Universal Life and
 Investment-Type Product
 Policy Fees............     200,315      25,027     6,552     --           --         231,895
Net Investment Income...     (13,001)     (1,214)    1,636       (97)      75,935       63,260
Investment Gains
 (Losses), Net..........      35,203       1,789    (2,488)      143      (62,984)     (28,338)
Commissions, Fees and
 Other Revenues.........      27,348      10,303     7,369    45,843      277,262      368,126
                          ----------  ----------  --------  --------     --------   ----------
Total Revenues..........     319,504      35,906    13,087    81,585      310,079      760,162
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      82,818       5,212        30    31,366       30,418      149,845
Interest Credited to
 Policyholder Account
 Balances...............      13,034       2,405     3,054     --           1,040       19,534
Policyholder Dividends..       2,760      --         --          (33)      15,119       17,846
Other Operating Costs
 and Expenses...........     159,955      32,805     8,080    50,837      284,197      535,874
                          ----------  ----------  --------  --------     --------   ----------
Total Benefits and Other
 Deductions.............     258,567      40,423    11,165    82,170      330,775      723,099
Income from Operations
 Before Income Taxes....      60,938      (4,517)    1,923      (585)     (20,696)      37,063
Income Taxes............       8,938      (2,207)    1,615      (189)      16,975       25,132
                          ----------  ----------  --------  --------     --------   ----------
Net Income..............      52,000      (2,310)      308      (396)     (37,671)      11,931
                          ==========  ==========  ========  ========     ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......     914,797      82,663    10,984    12,385        --       1,020,830
Separate Account Assets.   2,879,330   1,703,628   726,411   341,951        --       5,651,320
LIABILITIES
Policyholder
 Liabilities............     676,503      69,673    38,248    57,556       11,132      853,112
Separate Account
 Liabilities............   2,879,330   1,703,628   726,411   341,951        --       5,651,320

                       NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 1999
                          --------------------------------------------------------------------
                                                                        CORPORATE
                          INDIVIDUAL  INDIVIDUAL   GROUP      GROUP        AND
                             LIFE      ANNUITY    PENSION   LIFE, A&H  SUBSIDIARIES   TOTAL
                          ----------  ----------  --------  ---------  ------------ ----------
REVENUES
Premiums................  $   63,358  $    --     $     15  $ 28,652     $ 31,613   $  123,638
Universal Life and
 Investment-Type Product
 Policy Fees............     199,701      16,771     4,369     --           --         220,841
Net Investment Income...     (31,181)       (108)      (13)      167       99,633       68,498
Investment Gains
 (Losses), Net..........         402           1     --           (1)       2,520        2,922
Commissions, Fees and
 Other Revenues.........      25,376       6,708     3,005    34,610      196,192      265,891
                          ----------  ----------  --------  --------     --------   ----------
Total Revenues..........     257,656      23,372     7,376    63,428      329,958      681,790
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...     124,727       4,624       113    23,814       40,015      193,293
Interest Credited to
 Policyholder Account
 Balances...............       8,811       1,623     1,220        30         (963)      10,721
Policyholder Dividends..       1,739      --         --          (32)      19,120       20,827
Other Operating Costs
 and Expenses...........     128,466      21,826     6,196    36,326      189,067      381,881
                          ----------  ----------  --------  --------     --------   ----------
Total Benefits and Other
 Deductions.............     263,743      28,073     7,529    60,138      247,239      606,722
Income from Operations
 Before Income Taxes....      (6,087)     (4,701)     (153)    3,290       82,719       75,068
Income Taxes............       1,357      (1,563)      (26)    1,244       28,332       29,344
                          ----------  ----------  --------  --------     --------   ----------
Net Income..............  $   (7,444) $   (3,138) $   (127) $  2,046     $ 54,387   $   45,724
                          ==========  ==========  ========  ========     ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......  $  771,879  $   63,123  $ 10,499  $  8,539     $ 76,663   $  930,703
Separate Account Assets.   2,704,767   1,398,993   517,920   218,349        --       4,840,029
LIABILITIES
Policyholder
 Liabilities............     535,662      43,674    45,407    43,936      517,949    1,186,628
Separate Account
 Liabilities............   2,704,767   1,398,993   517,920   218,349        --       4,840,029

                      NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 1998
                          ------------------------------------------------------------------
                                                            GROUP     CORPORATE
                          INDIVIDUAL  INDIVIDUAL  GROUP     LIFE,        AND
                             LIFE      ANNUITY   PENSION     A&H     SUBSIDIARIES   TOTAL
                          ----------  ---------- --------  --------  ------------ ----------
REVENUES
Premiums................  $   48,733   $     31  $    417  $ 21,394    $ 30,114   $  100,689
Universal Life and
 Investment-Type Product
 Policy Fees............     161,936      9,332     2,788      (290)      --         173,766
Net Investment Income...     (22,496)    (1,752)     (405)      651      73,079       49,077
Investment Gains
 (Losses), Net..........        (182)        (7)       (4)       17       5,786        5,610
Commissions, Fees and
 Other Revenues.........       9,408      6,042     1,118    20,430     155,413      192,411
                          ----------   --------  --------  --------    --------   ----------
Total Revenues..........     197,399     13,646     3,914    42,202     264,392      521,553
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      84,709      3,943       874    13,561      46,600      149,687
Interest Credited to
 Policyholder Account
 Balances...............       6,337      1,264        83     --             51        7,735
Policyholder Dividends..       1,135          4     --            3      21,847       22,989
Other Operating Costs
 and Expenses...........     103,284     14,324     3,617    15,731     179,703      316,659
                          ----------   --------  --------  --------    --------   ----------
Total Benefits and Other
 Deductions.............     195,465     19,535     4,574    29,295     248,201      497,070
Income from Operations
 Before Income Taxes....       1,934     (5,889)     (660)   12,907      16,191       24,483
Income Taxes............       9,968       (402)     (423)    3,986         (83)      13,046
                          ----------   --------  --------  --------    --------   ----------
Net Income..............  $   (8,034)  $ (5,487) $   (237) $  8,921    $ 16,274   $   11,437
                          ==========   ========  ========  ========    ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......  $  616,959   $ 42,524  $  2,359  $  2,511    $ 46,608   $  710,961
Separate Account Assets.   2,073,552    835,648   235,467   113,716       --       3,258,383
LIABILITIES
Policyholder
 Liabilities............     380,586     38,912       768    19,233     519,353      958,852
Separate Account
 Liabilities............   2,073,552    835,648   235,467   113,716       --       3,258,383

  Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                                BOSTON, MA 02116

                                    RECEIPT


This is to acknowledge receipt of a Zenith Flexible Life 2001 Prospectus dated May 1, 2001. This Variable Life Policy is offered by New England Life Insurance Company.


-----------------------------------------------------       -----------------------------------------------------
                       (Date)                                               (Client's Signature)

                              ZENITH FLEXIBLE LIFE

                          Flexible Premium Adjustable
                        Variable Life Insurance Policies
                                   Issued by
                 New England Variable Life Separate Account of
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

    This prospectus offers individual flexible premium adjustable variable life insurance policies the ("Policies") issued by New England Life Insurance Company ("NELICO").

    The Policy provides premium flexibility and two types of death benefit guarantees as long as your total premiums paid meet certain minimum requirements and no policy loan is outstanding. (Policies issued in New York offer one death benefit guarantee.)

    You may choose between two death benefit options. One provides a fixed death benefit equal to the Policy's face amount. The other provides a death benefit that may vary daily with the investment experience of the Eligible Funds. Under both death benefit options, the minimum death benefit guarantee(s) are available. Cash value allocated to the Eligible Funds is not guaranteed, and fluctuates daily with the investment results of the Eligible Funds.

    You allocate net premiums among the investment Sub-Accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each Sub-Account of the Variable Account invests in shares of an Eligible Fund. The Eligible Funds are:

NEW ENGLAND ZENITH FUND

Back Bay Advisors Bond Income Series
Back Bay Advisors Managed Series
Back Bay Advisors Money Market Series
Capital Growth Series
Westpeak Growth and Income Series


Balanced Series
Loomis Sayles Small Cap Series
Alger Equity Growth Series
Davis Venture Value Series
Harris Oakmark Mid Cap Value Series



MFS Investors Trust Series

MFS Research Managers Series
METROPOLITAN SERIES FUND, INC.

Putnam Large Cap Growth Portfolio


Janus Mid Cap Portfolio


Russell 2000(R) Index Portfolio


Putnam International Stock Portfolio


MetLife Stock Index Portfolio*


MetLife Mid Cap Stock Index Portfolio*


Morgan Stanley EAFE(R) Index Portfolio*


Lehman Brothers(R) Aggregate Bond Index Portfolio*


State Street Research Aurora Small Cap Value Portfolio*


Janus Growth Portfolio*


State Street Research Investment Trust Portfolio*+


Franklin Templeton Small Cap Growth Portfolio*+


Neuberger Berman Partners Mid Cap Value Portfolio*+


MET INVESTORS SERIES TRUST



MFS Mid-Cap Growth Portfolio*+


PIMCO Innovation Portfolio*+

VARIABLE INSURANCE PRODUCTS FUND ("VIP")
Overseas Portfolio
Equity-Income Portfolio
High Income Portfolio
VARIABLE INSURANCE PRODUCTS FUND II ("VIP II")
Asset Manager Portfolio

AMERICAN FUNDS INSURANCE SERIES


American Funds Growth Fund*


American Funds Growth-Income Fund*


American Funds Global Small Capitalization Fund*


---------------
* Subject to any necessary state insurance department approvals

+Scheduled to be available in the fourth quarter of 2001



    You receive Zenith Money Market Sub-Account performance until the later of 45 days after the date Part I of the application is signed or 10 days after we mail the Notice of Withdrawal Right. Thereafter, we invest the Policy's cash value according to your instructions.


    You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account.


    You may cancel the Policy during the "Right to Return the Policy" period. Replacing existing insurance with the Policy might not be to your advantage. Before you buy a Policy, ask your registered representative if changing or adding to current coverage would be advantageous.


    NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS THE STATEMENTS OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS http://www.sec.gov.

    THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

    WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


                                  MAY 1, 2001

                               TABLE OF CONTENTS


                                                              PAGE
                                                              -----
GLOSSARY....................................................    A-4
INTRODUCTION TO THE POLICIES................................    A-5
    The Policies............................................    A-5
    Availability of the Policy..............................    A-6
    Policy Charges..........................................    A-7
    How the Policy Works....................................   A-11
    Receipt of Communications and Payments at NELICO's Home
     Office.................................................   A-12
    NELICO..................................................   A-12
POLICY VALUES AND BENEFITS..................................   A-14
    Death Benefit...........................................   A-14
    Minimum Guaranteed Death Benefit........................   A-14
    Death Proceeds Payable..................................   A-15
    Change in Death Benefit Option..........................   A-15
    Extending the Maturity Date.............................   A-16
    Cash Value..............................................   A-16
    Net Investment Experience...............................   A-17
    Allocation of Net Premiums..............................   A-17
    Amount Provided for Investment under the Policy.........   A-17
    Right to Return the Policy..............................   A-17
CHARGES AND EXPENSES........................................   A-18
    Deductions from Premiums................................   A-18
    Surrender Charge........................................   A-19
    Monthly Deduction from Cash Value.......................   A-20
    Charges Against the Eligible Funds and the Sub-Accounts
     of the Variable Account................................   A-23
    Group or Sponsored Arrangements.........................   A-23
PREMIUMS....................................................   A-23
    Flexible Premiums.......................................   A-23
    Lapse and Reinstatement.................................   A-25
OTHER POLICY FEATURES.......................................   A-25
    Increase in Face Amount.................................   A-25
    Loan Provision..........................................   A-26
    Surrender...............................................   A-27
    Partial Surrender.......................................   A-27
    Reduction in Face Amount................................   A-27
    Investment Options......................................   A-28
    Transfer Option.........................................   A-28
    Dollar Cost Averaging...................................   A-29
    Asset Rebalancing.......................................   A-29
    Substitution of Insured Person..........................   A-29
    Payment of Proceeds.....................................   A-30
    24 Month Right..........................................   A-30
    Payment Options.........................................   A-31
    Additional Benefits by Rider............................   A-31
    Policy Owner and Beneficiary............................   A-32
THE VARIABLE ACCOUNT........................................   A-32
    Investments of the Variable Account.....................   A-32
    Investment Management...................................   A-34
    Substitution of Investments.............................   A-35
    Share Classes of the Eligible Funds.....................   A-35

                                                              PAGE
                                                              -----
THE FIXED ACCOUNT...........................................   A-36
    General Description.....................................   A-36
    Values and Benefits.....................................   A-36
    Policy Transactions.....................................   A-36
DISTRIBUTION OF THE POLICIES................................   A-37
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY............   A-38
    Misstatement of Age or Sex..............................   A-38
    Suicide.................................................   A-38
TAX CONSIDERATIONS..........................................   A-38
    Introduction............................................   A-38
    Tax Status of the Policy................................   A-38
    Tax Treatment of Policy Benefits........................   A-39
    NELICO's Income Taxes...................................   A-41
MANAGEMENT..................................................   A-41
VOTING RIGHTS...............................................   A-43
RIGHTS RESERVED BY NELICO...................................   A-43
TOLL-FREE NUMBERS...........................................   A-44
REPORTS.....................................................   A-44
ADVERTISING PRACTICES.......................................   A-44
LEGAL MATTERS...............................................   A-44
REGISTRATION STATEMENT......................................   A-44
EXPERTS.....................................................   A-45
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
  NET CASH VALUE AND ACCUMULATED PREMIUMS...................   A-46
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION...............   A-55
APPENDIX C: LONG TERM MARKET TRENDS.........................   A-68
APPENDIX D: USES OF LIFE INSURANCE..........................   A-69
APPENDIX E: TAX INFORMATION.................................   A-70
APPENDIX F: TAX LAW AND THE DEATH BENEFIT...................   A-71
FINANCIAL STATEMENTS........................................   AA-1

                                    GLOSSARY

    ACCOUNT.  A sub-account of the Variable Account or the Fixed Account.

    AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

    CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in our general account as a result of the loan.

    EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

    FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.


    INVESTMENT START DATE. This is the latest of the date we first receive a premium payment for the Policy, the date Part II of the Policy application is signed (if any is required) and the Policy Date.


    MATURITY DATE. The Policy anniversary on which the insured is (or would have been) age 100. The Policy will not mature on this date if the extended maturity option has been added to the Policy.

    NET CASH VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

    NET INVESTMENT EXPERIENCE. For any period, a Sub-Account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the Sub-Account for that period.

    PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

    PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.


    POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application (if any) was signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, we issue the Policy with a Policy Date which is generally up to 31 days after issue. When you receive the Policy, you will have an opportunity to redate it to a current date.


    SALES CHARGE BREAKPOINT PREMIUM. We use the Sales Charge Breakpoint Premium to measure the portion of the total premiums paid in a Policy year that is currently subject to the 4% sales charge, as well as sales commissions. It equals between 110% and 121% of a Target Premium, depending on the insured's issue age, plus a portion of certain rider premiums.

    TARGET PREMIUM. We use the Target Premium to determine the amount of Deferred Sales Charge that may apply on a surrender, partial surrender, lapse or face amount reduction. The Target Premium varies by issue age, sex and underwriting class of the insured and the Policy's face amount. The Target Premium is less than or equal to 75% of the annual premium necessary to maintain a fixed benefit whole life insurance Policy for the same face amount on the life of the insured. We calculate the annual whole life premium using an assumed interest rate of 4%, guaranteed cost of insurance charges and the current level of other Policy charges.

    YOU.  "You" refers to the Policy Owner.

                          INTRODUCTION TO THE POLICIES

THE POLICIES

    The Policies are designed to provide lifetime insurance coverage. They are not offered primarily as an investment.

    Here is a summary of the Policy's basic features. You should read the entire prospectus for more complete information.

    -- You can make premium payments under the Policy based on a schedule you determine, subject to some limits. We can limit or prohibit unscheduled payments in some situations, including cases where the insured is in a substandard risk class. (See "Premiums".)

    -- You can allocate net premiums to one or more of the Sub-Accounts of the Variable Account corresponding to mutual fund portfolios after an initial period in the Zenith Back Bay Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)


    -- The mutual fund portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, managed and balanced funds, and a money market fund. You may allocate your Policy's cash value to a maximum of ten accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)


    -- If the Fixed Account is available in your state, you may also allocate funds to that account. We provide guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE FIXED ACCOUNT. We have the right to restrict transfers of cash value and allocations of premiums into the Fixed Account. (See "The Fixed Account".)

    -- The cash value of the Policy will vary daily based on the net investment experience of your Policy's Sub-Accounts and the amount of interest credited to your Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision" and "Partial Surrender".)

    -- The portion of the cash value in the Sub-Accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

    -- You may choose between two death benefit options under the Policy. The level option death benefit equals the Policy's face amount. The variable option death benefit equals the face amount plus any cash value, which varies with the net investment experience of your Policy's Sub-Accounts and the rate of interest credited on your cash value in the Fixed Account. The death benefit in either case could increase to satisfy tax law requirements if the cash value reaches certain levels. (See "Death Benefit".)

    -- Regardless of investment experience, the death benefit is guaranteed not to be less than the Policy's face amount, as long as the total amount of premiums paid, with interest, less any partial surrenders, with interest, at least equals certain minimum amounts and there is no outstanding Policy loan. (See "Death Benefit" and "Minimum Guaranteed Death Benefit".)

    -- Unless the extended maturity option is part of your Policy, if the insured is alive and the Policy is in force on the Maturity Date, the Policy will then terminate. In that case we pay you the Policy's net cash value as of the Maturity Date. (See "Extending the Maturity Date".)

    -- You may change your allocation of future net premiums at any time. (See "Allocation of Net Premiums" and "Investment Options".)


    -- After the "Right to Return the Policy" period, the Policy allows you to transfer cash value among the Sub-Accounts and, generally, to the Fixed Account up to four times in a Policy year (twelve times in a Policy year for Policies issued in New York) without our consent. Currently, we do not limit the number of sub-account transfers you may make in a Policy year. Transfers and allocations involving the Fixed Account are subject to some limits. (See "Transfer Option" and "The Fixed Account-- Policy Transactions".)


    -- A loan privilege and a partial surrender feature are available. (See "Loan Provision" and "Partial Surrender".)

    -- Death benefits paid to the beneficiary generally are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to you. (See "Tax Considerations".)

    -- Loans, assignments and other pre-death distributions may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or any death benefit reduction. If premium payments, a death benefit reduction, or a material change cause the Policy to become a "modified endowment contract", then pre-death distributions (including loans) will be included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premium payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

    -- If the Policy is not a modified endowment contract, we believe that loans under the Policy will generally not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. With some exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed your investment in the Policy. (See "Tax Considerations".)

    -- During the "Right to Return the Policy" period you can return the Policy for a refund. (See "Right to Return the Policy".)

    -- Within 24 months after a Policy's date of issue, you may exercise the Policy's 24 Month Right. If you do, we allocate all or part of your Policy's cash value and future premiums to the Fixed Account. The purpose of the 24 Month Right is to provide you with fixed Policy values and benefits. (See "24 Month Right" for a description of this provision and for a description of the variation which applies to Policies issued in Maryland and New Jersey.)

    In many respects the Policies are similar to fixed-benefit universal life insurance. Like universal life insurance, the Policies offer death benefits and provide flexible premiums, a cash value, and loan privileges.

    The Policies are different from fixed-benefit universal life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected Sub-Accounts.

    The Policies are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

    -- The Policy provides a death benefit based on our assumption of an actuarially calculated risk.

    -- If the net cash value is not sufficient to pay a Monthly Deduction, the Policy may lapse with no value unless you pay additional premiums. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

    -- In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

    --  The Variable Account, not the Policy Owner, owns the mutual fund shares.

    -- Federal income tax liability on any earnings is generally deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another do not incur tax liability under current law.

    --  Dividends and capital gains are automatically reinvested.

    For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Life Insurance".

AVAILABILITY OF THE POLICY

    The Policies are available for insureds from the age of one to 80 on an underwritten basis and from the age of 20 to 70 on an automatic issue basis. (We issue automatic issue Policies based on very limited underwriting information. Automatic issue Policies are not available in New Jersey.) We may consent to issue the Policies on insureds below the age of one and up to age 85. All persons must meet our underwriting and other requirements.

    The minimum face amount available is $100,000 unless we consent to a lower amount, but exceptions apply. The minimum face amount available is $50,000 in business situations (situations in which two or more Policies, on more than one life, are totally or partially funded, directly or indirectly, by an employer) or for pension plans qualified under Section 401 of the Internal Revenue Code ("tax-qualified pension plans"), in each case where the average face amount is at least $100,000. Policies with a minimum face amount of $50,000 may also be available for juvenile insureds in the state of New Jersey. For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.


    We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your sub-account performance and cash values. To obtain more information about these other policies, contact our Home Office or your registered representative.



    For information concerning compensation paid for the sale of Policies, see "Distribution of the Policies."

POLICY CHARGES

    PREMIUM-BASED CHARGES.  We deduct the following charges from premiums:

    -- A maximum sales charge of 4%. We currently intend to waive this charge on premiums paid after the first 15 Policy years. In addition, we currently intend to deduct this charge in any Policy year only until you have paid an amount equal to a Sales Charge Breakpoint Premium in that Policy year. Premium payments during a Policy year above that amount will not incur the sales charge. A 3% sales charge will apply to larger Policies and to Policies sold in certain business situations or to certain tax-qualified pension plans;

    --  A state premium tax charge of 2.5%;

    --  A charge for federal taxes of 1%.

    SURRENDER CHARGE.  The Surrender Charge includes:

    -- A deferred sales charge. This charge applies to a lapse, total or partial surrender or face amount reduction during the first 11 Policy years. For Policies covering insureds whose issue age is 55 or less at issue, the maximum Deferred Sales Charge applies in Policy years three through five. The maximum Deferred Sales Charge in those years equals 45% of one Target Premium plus 13.5% of a second Target Premium and 13.5% of a third Target Premium. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the eleventh Policy year. If you lapse or surrender the Policy, or reduce its face amount, in the first two Policy years, the maximum Deferred Sales Charge in the first Policy year will be 25% of one Target Premium and in the second Policy year will be 25% of one Target Premium plus 5% of a second Target Premium. The charge may be less if the issue age is above 55.

    -- A deferred administrative charge. This charge applies to a lapse, total or partial surrender or reduction in face amount during the first 11 Policy years. This charge is $2.50 per $1,000 of face amount for the first Policy year, and then reduces monthly until it reaches 0 at the end of the 11th Policy year. The charge will be less if the issue age is greater than 65.

    We deduct the Surrender Charge from the Policy's available cash value, regardless of whether that cash value comes from premiums or investment experience.

    MONTHLY DEDUCTION FROM CASH VALUE. We deduct certain charges from the cash value:

    -- Monthly charge for the cost of insurance and for any benefits provided by rider;

    -- Monthly administrative charge, currently equal to $0.07 per $1,000 of face amount for the first Policy year and $0.02 per $1,000 thereafter (guaranteed not to exceed $0.08 per $1,000 of face amount in the first Policy year and $0.04 per $1,000 thereafter). On a current basis, we intend not to charge more than $40 per month for the monthly administrative charge after the first Policy year. For larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans the monthly administrative charge for the first Policy year currently equals $0.06 per $1,000 of face amount rather than $0.07;

    -- Monthly minimum death benefit guarantee charge of $0.01 per $1,000 of face amount;

    -- Monthly Policy fee, currently equal to $7.00 per month in the first Policy year and $5.00 per month thereafter (guaranteed not to exceed $7.00 per month). For larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans the monthly Policy fee after the first Policy year currently is $3.00 rather than $5.00.

    CHARGES DEDUCTED FROM THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS. The following charges are deducted from the Variable Account and Eligible Fund assets:

    -- Daily charge against the Sub-Account assets for our mortality and expense risk, currently equal to an annual rate of .60% (guaranteed not to exceed .90%);

    -- Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.

    Currently, we do not charge the Variable Account for any federal income taxes. We may, however, impose such a charge in the future.

    ZENITH FUND (CLASS A SHARES). The following table shows the annual operating expenses for each New England Zenith Fund series, based on actual expenses for 2000, after any applicable expense cap or expense deferral arrangement:


ANNUAL OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)


                                                              BACK        BACK
                                                              BAY         BAY         BACK      WESTPEAK     LOOMIS
                                                            ADVISORS    ADVISORS      BAY        GROWTH      SAYLES
                                                CAPITAL       BOND       MONEY      ADVISORS      AND        SMALL
                                                 GROWTH      INCOME      MARKET     MANAGED      INCOME       CAP
                                                SERIES**     SERIES      SERIES      SERIES     SERIES**    SERIES**
                                                --------    --------    --------    --------    --------    --------
Management Fee................................    .62%        .40%        .35%        .50%        .68%        .90%
Other Expenses................................    .04%        .07%        .06%        .08%        .05%        .06%
                                                  ---         ---         ---         ---         ---         ---
         Total Series Operating Expenses......    .66%        .47%        .41%        .58%        .73%        .96%


ANNUAL OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)


                                                 HARRIS
                                                OAKMARK                  DAVIS       ALGER         MFS         MFS
                                                MID CAP                 VENTURE      EQUITY     INVESTORS    RESEARCH
                                                 VALUE      BALANCED     VALUE       GROWTH       TRUST      MANAGERS
                                                SERIES*      SERIES      SERIES      SERIES      SERIES*     SERIES*
                                                -------     --------    -------      ------     ---------    --------
Management Fee................................    .75%        .70%        .75%        .75%         .75%        .75%
Other Expenses................................    .15%        .10%        .04%        .04%         .15%        .15%
                                                  ---         ---         ---         ---          ---         ---
         Total Series Operating Expenses......    .90%        .80%        .79%        .79%         .90%        .90%


------------

* Without the applicable expense cap or expense deferral arrangement (described below), Total Series Operating Expenses for the year ended December 31, 2000 would have been: Harris Oakmark Mid Cap Value Series, .96%; MFS Investors Trust Series, 1.57%; and MFS Research Managers Series, 1.25%.



**Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, total annual expenses would have been .65% for Capital Growth Series, .70% for Westpeak Growth and Income, and .95% for Loomis Sayles Small Cap Series.



    Our affiliate, MetLife Advisers, LLC (formerly New England Investment Management, LLC) advises the series of the Zenith Fund. MetLife Advisers voluntarily limits the expenses (other than brokerage costs, interest, taxes or extraordinary expenses) of certain series with either an expense cap or expense deferral arrangement. Under the expense cap, MetLife Advisers bears expenses of the Loomis Sayles Small Cap Series that exceed 1.00% of average daily net assets. Under the expense deferral agreement, MetLife Advisers bears expenses of the Harris Oakmark Mid Cap Value, MFS Investors Trust, and MFS Research Managers Series that exceed .90% of average daily net assets in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. MetLife Advisers may end these expense limits at any time.



    METROPOLITAN SERIES FUND (CLASS A SHARES). MetLife Advisers is the investment manager for the Portfolios of the Metropolitan Series Fund, Inc. The Portfolios pay investment management fees to MetLife Advisers and also bear other expenses. The chart below shows the total operating expenses of the Portfolios based on the year ended December 31, 2000 and current expense subsidies (in the case of the Janus Growth Portfolio and the Franklin Templeton Small Cap Growth Portfolio, anticipated expenses for 2001) as a percentage of Portfolio net assets.

                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES      EXPENSES
---------                                                     ----------    --------    ------------
Putnam Large Cap Growth.....................................     .80%         .20%         1.00%*
Janus Mid Cap...............................................     .66%         .04%          .70%
Russell 2000 Index..........................................     .25%         .30%          .55%
Putnam International Stock..................................     .90%         .24%       1.14%++
MetLife Stock Index.........................................     .25%         .03%          .28%
MetLife Mid Cap Stock Index.................................     .25%         .20%          .45%*
Morgan Stanley EAFE Index...................................     .30%         .40%          .70%*
Lehman Brothers Aggregate Bond Index........................     .25%         .12%          .37%
State Street Research Aurora Small Cap Value................     .85%         .20%         1.05%*
Janus Growth................................................     .80%         .15%          .95%*
State Street Research Investment Trust+.....................     .47%         .03%          .50%**
Franklin Templeton Small Cap Growth+........................     .90%         .15%         1.05%*
Neuberger Berman Partners Mid Cap Value+....................     .70%         .19%          .89%**


------------

+ Scheduled to be available in the fourth quarter of 2001.



* Without the applicable expense cap arrangement (described below), Total Annual Expenses for the year ended December 31, 2000 would have been 1.39% for the Putnam Large Cap Growth Portfolio, .83% for the MetLife Mid Cap Stock Index Portfolio, and 1.34% for the State Street Research Aurora Small Cap Value Portfolio. The Total Annual Expenses for these Portfolios are annualized since the Portfolios' start dates (May 1, 2000 for the Putnam Large Cap Growth Portfolio and July 5, 2000 for the MetLife Mid Cap Stock Index and the State Street Research Aurora Small Cap Value Portfolios). Without the applicable expense cap arrangement (described below), Total Annual Expenses for the year ended December 31, 2000 would have been .78% for the Morgan Stanley EAFE Index Portfolio. Without the applicable expense deferral arrangement (described below), the anticipated Total Annual Expenses would be 1.09% for the Janus Growth Portfolio and 1.61% for the Franklin Templeton Small Cap Growth Portfolio (annualized since their start date of May 1, 2001).



**Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been .49% for the State Street Research Investment Trust Portfolio and .76% for the Neuberger Berman Partners Mid Cap Value Portfolio.



++ Until May 1, 2000, the management fee for the Putnam International Stock
   Portfolio was .75%.



MetLife Advisers voluntarily pays expenses (other than the management fee, brokerage commissions, taxes, interest and other loan costs, and any unusual one-time expenses) of (a) the Putnam Large Cap Growth Portfolio that exceed .20% of the net assets until the earlier of (i) April 30, 2002 and (ii) the date when the Portfolio's net assets reach $100 million; (b) the State Street Research Aurora Small Cap Value Portfolio that exceed .20% of the net assets until April 30, 2002; (c) the MetLife Mid Cap Stock Index Portfolio that exceed .20% of the net assets until the earlier of (i) June 30, 2002 and (ii) the date when the Portfolio's net assets reach $100 million, but in no event earlier than April 30, 2002; (d) the Morgan Stanley EAFE Index Portfolio that exceed .40% of the net assets until the earlier of (i) April 30, 2002 and (ii) the date when the Portfolio's net assets reach $200 million; and (e) the Russell 2000 Index Portfolio that exceed .30% of the net assets until the earlier of (i) April 30, 2002 and (ii) the date when the Portfolio's net assets reach $200 million. MetLife Advisers also voluntarily pays expenses (other than brokerage commissions, taxes, interest and any extraordinary or nonrecurring expenses) that exceed .95% of the net assets of the Janus Growth Portfolio and 1.05% of the net assets of the Franklin Templeton Small Cap Growth Portfolio through April 30, 2002, in the year the Portfolio incurs them and charges those expenses to the Portfolio in a future year if the actual expenses of the Portfolio are below the limit. MetLife Advisers can terminate these arrangements at any time upon notice to the Board of Directors and to Fund shareholders.

    MET INVESTORS SERIES TRUST (CLASS A SHARES). The investment adviser for Met Investors Series Trust is Met Investors Advisory Corp. ("Met Investors Advisory") (formerly known as Security First Management Corp.) The Portfolios of Met Investors Series Trust pay investment management fees to Met Investors Advisory and also bear certain other expenses. The anticipated total operating expenses of the Portfolios for 2001 after any expense subsidies, as a percentage of Portfolio average net assets, are:



                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES      EXPENSES
---------                                                     ----------    --------    ------------
MFS Mid-Cap Growth+.........................................     .62%         .18%          .80%*
PIMCO Innovation+...........................................     .69%         .41%         1.10%*


------------

+ Scheduled to be available in the fourth quarter of 2001.



* Met Investors Advisory and Met Investors Series Trust have entered into an Expense Limitation Agreement whereby for a period of at least one year from the February 12, 2001 commencement of operations, the management fees of the Portfolios will be limited so that Total Annual Expenses will not exceed .80% for the MFS Mid-Cap Growth Portfolio and 1.10% for the PIMCO Innovation Portfolio. Absent this Agreement, management fees for the period ending December 31, 2001 would be .65% for the MFS Mid-Cap Growth Portfolio and 1.05% for the PIMCO Innovation Portfolio, resulting in anticipated (annualized) Total Annual Expenses for the two Portfolios of .83% and 1.46% respectively. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory.



    VIP AND VIP II (INITIAL CLASS SHARES). The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear other expenses. For the year ended December 31, 2000, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:



                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES      EXPENSES
---------                                                     ----------    --------    ------------
VIP Equity-Income...........................................    .48%         .08%           .56%*
VIP Overseas................................................    .72%         .17%           .89%*
VIP High Income.............................................    .58%         .10%           .68%
VIP II Asset Manager........................................    .53%         .08%           .61%


------------

* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .55% for VIP Equity-Income Portfolio and .87% for VIP Overseas Portfolio.



    AMERICAN FUNDS INSURANCE SERIES (CLASS 2 SHARES). The investment adviser for American Funds Insurance Series is Capital Research and Management Company ("Capital Research"). The Funds of American Funds Insurance Series pay investment management fees to Capital Research and also bear certain other expenses. For the year ended December 31, 2000, the total operating expenses of each Fund, as a percentage of Fund average net assets, were:



                                                                                                    TOTAL
                                                              MANAGEMENT    12b-1     OTHER         ANNUAL
                            FUND                                 FEES       FEES     EXPENSES      EXPENSES
                            ----                              ----------    -----    --------    ------------
American Funds Growth.......................................     .36%        .25%      .02%           .63%
American Funds Growth-Income................................     .34%        .25%      .01%           .60%
American Funds Global Small Capitalization..................     .80%        .25%      .06%          1.11%



    An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to Eligible Funds. We (or our affiliates) may also be compensated with 12b-1 fees from Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some funds or their advisers (or other affiliates) may pay us more than others, and the amounts paid may be significant. New England Securities may also receive brokerage commissions on securities transactions initiated by an investment adviser.


    See "Charges and Expenses".

                              HOW THE POLICY WORKS
                                  [FLOW CHART]

PREMIUM PAYMENTS

* Flexible

* Planned premium options
 - Minimum premium (in first three Policy years)
 - Guaranteed Death Benefit B Premium (to age 80)
 - Guaranteed Death Benefit A Premium (to age 100)(not available under Policies issued in New York)

CHARGES FROM PREMIUM PAYMENTS

* Sales Load: 4% (3% for certain larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans). We intend to waive after 15 policy yrs. We also intend to waive for premiums in a Policy year above a Sales Charge Breakpoint Premium

* State Premium Tax Charge: 2.5%

* Charge for Federal Taxes: 1%

LOANS

* After the free look period, you may borrow a portion of your cash value

* Loan interest charge is 5.5%. We transfer loaned funds out of the Eligible Funds into the General Account where we credit them with not less than 4.0% interest. (Currently we intend to credit 5.25% interest after 15 Policy years.)

RETIREMENT BENEFITS

* Fixed settlement options are available for policy proceeds

CASH VALUES

* Net premium payments invested in your choice of Eligible Fund investments or the Fixed Account (after an initial period in the Zenith Money Market Sub-Account)

* The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

* We do not guarantee the cash value invested in the Eligible Funds

* Any earnings you accumulate are generally free of any current income taxes

* You may change the allocation of future net premiums at any time. Currently we do not limit the number of sub-account transfers you can make in a Policy year.

* We limit the timing, frequency and amount of transfers from (and in some cases to) the Fixed Account

* You may allocate your cash value among a maximum of ten accounts at any time

DEATH BENEFIT

* Level or Variable Death Benefit Options

* Guaranteed not to be less than face amount (less any loan balance) if Death Benefit Guarantee is in effect.

* Income tax free to named beneficiary

DAILY DEDUCTIONS FROM ASSETS

* Mortality and expense risk charges of .60% (guaranteed not to exceed .90%) on an annual basis are deducted from the cash value

* Investment advisory fees and other expenses are deducted from the Eligible Fund values

BEGINNING OF MONTH CHARGES

* We deduct the cost of insurance protection (reflecting any substandard risk or automatic issue rating) from the cash value each month

* Any Rider Charges

* Policy Fee: $7.00 per month (first year) and $5.00 (not to exceed $7.00) per month thereafter. For certain larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans charge is currently $3.00 per month after first year.

* Minimum Death Benefit Guarantee Charge: $.01 per $1000 face amount monthly

* Administrative Charge: $.07 (guaranteed not to exceed $.08) per $1000 face amount monthly (first year) and $.02 (guaranteed not to exceed $.04) per $1000 face amount monthly (after first year). For certain larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans charge is currently $.06 per $1,000 in first year.

SURRENDER CHARGES

* Deferred Sales Charge and Deferred Administrative Charge (see page A-19)

LIVING BENEFITS

* If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits

* You may surrender the Policy at any time for its cash surrender value

* Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender

* Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

* Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S HOME OFFICE

    We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Home Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.

NELICO

    NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.


    The chart on the next page illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.

[FLOW CHART]
NELICO
(Insurance company subsidiary of MetLife)
We deduct charges.
We allocate net premiums and net unscheduled payments to your choice of sub-accounts in the Variable Account or to the Fixed Account.
Premiums and Unscheduled Payments
Fixed Account
VARIABLE ACCOUNT
Zenith Capital Growth Sub-Account
Zenith Back Bay Bond Income Sub-Account
Zenith Back Bay Money Market Sub-Account
Zenith Back Bay Managed Sub-Account
Zenith Westpeak Growth and Income Sub-Account
Zenith Loomis Sayles Small Cap Sub-Account
Zenith Balanced Sub-Account
Zenith Alger Equity Growth Sub-Account
Zenith Davis Venture Value Sub-Account
Zenith Harris Oakmark Mid Cap Value Sub-Account
Zenith MFS Investors Trust Sub-Account
Zenith MFS Research Managers Sub-Account
Metropolitan Putnam Large Cap Growth Sub-Account
Metropolitan Janus Mid Cap Sub-Account
Metropolitan Russell 2000 Index Sub-Account
Metropolitan Putnam International Stock Sub-Account
Metropolitan MetLife Stock Index Sub-Account
Metropolitan MetLife Mid Cap Stock Index Sub-Account
Metropolitan Morgan Stanley EAFE Index Sub-Account
Metropolitan Lehman Brothers Aggregate Bond Index Sub-Account
Metropolitan State Street Research Aurora Small Cap Value Sub-Account Metropolitan Janus Growth Sub-Account
Metropolitan State Street Investment Trust Sub-Account
Metropolitan Franklin Templeton Small Cap Growth Sub-Account
Metropolitan Neuberger Berman Partners Mid Cap Value Sub-Account
Met Investors MFS Mid-Cap Growth Sub-Account
Met Investors PIMCO Innovation Sub-Account
VIP Equity-Income Sub-Account
VIP Overseas Sub-Account
VIP High Income Sub-Account
VIP II Asset Manager Sub-Account
American Funds Growth Sub-Account
American Funds Growth-Income Sub-Account
American Funds Global Small Capitalization Sub-Account
Sub-accounts buy shares of the Eligible Funds.
NEW ENGLAND ZENITH FUND
Capital Growth Series
Back Bay Advisors Bond Income Series
Back Bay Advisors Money Market Series
Back Bay Advisors Managed Series
Westpeak Growth and Income Series
Loomis Sayles Small Cap Series
Balanced Series
Alger Equity Growth Series
Davis Venture Value Series
Harris Oakmark Mid Cap Value Series
MFS Investors Trust Series
MFS Research Managers Series
METROPOLITAN SERIES FUND, INC.
Putnam Large Cap Growth Portfolio
Janus Mid Cap Portfolio
Russell 2000 Index Portfolio
Putnam International Stock Portfolio
MetLife Stock Index Portfolio*
MetLife Mid Cap Stock Index Portfolio*
Morgan Stanley EAFE Index Portfolio*
Lehman Brothers Aggregate Bond Index Portfolio*
State Street Research Aurora Small Cap Value Portfolio*
Janus Growth Portfolio*
State Street Research Investment Trust Portfolio*+
Franklin Templeton Small Cap Growth Portfolio*+
Neuberger Berman Partners Mid Cap Value Portfolio*+
MET INVESTORS SERIES TRUST
MFS Mid-Cap Growth Portfolio*+
PIMCO Innovation Portfolio*+
VIP
Equity-Income Portfolio
Overseas Portfolio
High Income Portfolio
VIP II
Asset Manager Portfolio
AMERICAN FUNDS INSURANCE SERIES
American Funds Growth Fund*
American Funds Growth-Income Fund*
American Funds Global Small Capitalization Fund*
Eligible Funds buy portfolio investments to support values and benefits of the Policies.


*Availability is subject to any necessary state insurance department approvals.


+Scheduled to be available in the fourth quarter of 2001.

    THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.


                           POLICY VALUES AND BENEFITS

DEATH BENEFIT

    If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary.

    DEATH BENEFIT OPTIONS. When you apply for a Policy, you choose between two death benefit options.

    The Option 1 (Face Amount) death benefit is equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.

    The Option 2 (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code.

    To meet the Internal Revenue Code's definition of life insurance, the death benefit will not be less than a certain multiple of the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death. (See Appendix F.) This means that, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums".)

MINIMUM GUARANTEED DEATH BENEFIT

    The Policy provides two Minimum Guaranteed Death Benefits. (One of these, Minimum Guaranteed Death Benefit A, is not available under Policies issued in New York.) We determine whether a Minimum Guaranteed Death Benefit is in effect on the first day of each Policy month. If a Minimum Guaranteed Death Benefit is in effect, the Policy will not lapse even if the net cash value is less than the Monthly Deduction for that month.

    Generally, if you pay the required premium for a Minimum Guaranteed Death Benefit each year, that Minimum Guaranteed Death Benefit will apply to your Policy. The Guaranteed Death Benefit A and Guaranteed Death Benefit B premiums are shown in Section 1 of your Policy and also appear in your personalized illustration. If you do not pay one of these premiums in a Policy year, or if you make certain Policy transactions, you could lose the Minimum Guaranteed Death Benefit on a temporary or permanent basis.

    -- LOANS. No Minimum Guaranteed Death Benefit applies to your Policy while a Policy loan is outstanding. However, if the total premiums you have paid, adjusted for interest and any partial surrenders, are sufficient, the applicable Minimum Guaranteed Death Benefit will apply to the Policy once the loan is repaid. (Under Policies issued in New Jersey, a Minimum Guaranteed Death Benefit may apply while a Policy loan is outstanding.)

    -- OTHER POLICY TRANSACTIONS. In addition, if you reduce the Policy's face amount or make a partial surrender which reduces the face amount, or reduce or delete a rider benefit from your Policy, or if your Policy's rating classification is improved, you may lose the death benefit guarantee. Whether a guarantee still applies depends on the total premiums you have paid and the amount you have withdrawn from the Policy by partial surrenders. We recalculate the minimum death benefit premiums shown in Section 1 of your Policy following these transactions and also following an increase in rider coverage. (See "Premiums" below.) Federal tax law limits the amount of premiums that you can pay into the Policy. If, after one of these transactions, the Federal tax law limits the minimum death benefit premium for your Policy to an amount less than zero, your Policy will lose its death benefit guarantee permanently.

    -- SKIPPING A PREMIUM. If you do not pay a minimum death benefit premium in a Policy year, a Minimum Guaranteed Death Benefit may still apply to your Policy, depending on the total premiums paid and partial surrenders made. However, if you lose a death benefit guarantee because of insufficient premium payments, Federal tax law limits may prevent you from paying enough premiums in future Policy years to regain the guarantee. Although you may be able to regain the Guaranteed Minimum Death Benefit B, it is unlikely that you will be able to regain the Guaranteed Minimum Death Benefit A. (See "Minimum Guaranteed Death Benefit A" and "Minimum Guaranteed Death Benefit B" below for more information.)

    MINIMUM GUARANTEED DEATH BENEFIT A. We determine if Minimum Guaranteed Death Benefit A is in effect on the first day of each Policy month the Policy is in force, until the Maturity Date (age 100 of the insured). This Benefit is in effect if the total of:

        (1) premiums paid under the Policy in each prior Policy year accumulated at a 4% rate from the first day of the year of payment to the most recent Policy anniversary, less partial surrenders accumulated at a 4% rate from the date of surrender to the most recent Policy anniversary, plus

        (2) premiums paid less partial surrenders in the current Policy year, is at least equal to:

        (3) the amount shown in the Table of Guaranteed Death Benefit A Premiums Accumulated at 4% for the prior Policy year plus 1/12 of the Benefit A Premium for each Policy month of the current Policy year, up to and including the month for which the Monthly Deduction is being processed, and there is no outstanding Policy loan.

    (Under Policies issued in New Jersey the guarantee may apply while a loan is outstanding. For those Policies, we subtract the amount of the loan plus accrued interest from premiums paid in the current Policy year when we apply this test.) For these purposes, we treat premiums paid within 20 days prior to a Policy anniversary as if paid in the next Policy year.

    The Table of Guaranteed Death Benefit A Premiums Accumulated at 4% assumes that the Guaranteed Death Benefit A Premium shown in your Policy is paid on the first day of each Policy year and accumulates at a 4% rate per year.

    The Minimum Guaranteed Death Benefit A is not available under Policies issued in New York.

    MINIMUM GUARANTEED DEATH BENEFIT B. We determine if Minimum Guaranteed Death Benefit B is in effect on the first day of each Policy month the Policy is in force, until the later of: the date the insured reaches age 80, or 20 years from the Policy Date, but no later than the Maturity Date of the Policy (age 100 of the insured). This Benefit is in effect if the total of:

        (1) premiums paid under the Policy in each prior Policy year accumulated at a 4% rate from the first day of the year of payment to the most recent Policy anniversary, less partial surrenders accumulated at a 4% rate from the date of surrender to the most recent Policy anniversary, plus

        (2) premiums paid less partial surrenders in the current Policy year, is at least equal to:

        (3) the amount shown in the Table of Guaranteed Death Benefit B Premiums Accumulated at 4% for the prior Policy year plus 1/12 of the Benefit B Premium for each Policy month of the current Policy year, up to and including the month for which the Monthly Deduction is being processed, and there is no outstanding Policy loan.

    (Under Policies issued in New Jersey the guarantee may apply while a loan is outstanding. For those Policies, we subtract the amount of the loan plus accrued interest from premiums paid in the current Policy year when we apply this test.) For these purposes, we treat premiums paid within 20 days prior to a Policy anniversary as if paid in the next Policy year.

    The Table of Guaranteed Death Benefit B Premiums Accumulated at 4% assumes that the Guaranteed Death Benefit B Premium shown in your Policy is paid on the first day of each Policy year and accumulates at a 4% rate per year.

    Under Policies issued in New York, we call the Minimum Guaranteed Death Benefit B the "No Lapse Guarantee Death Benefit".

DEATH PROCEEDS PAYABLE

    The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If the death occurs during the grace period, we reduce the proceeds by the amount due, to cover unpaid Monthly Deductions to the date of death. (See "Lapse and Reinstatement".) We increase the death proceeds (1) by any rider benefits payable and (2) by any Monthly Deduction made for a period beyond the date of death, unless we already included this amount in the death benefit calculation because of Federal tax law requirements (see "Death Benefit Options" above and Appendix F).

    We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit. (See "Limits to NELICO's Right to Challenge the Policy".)

CHANGE IN DEATH BENEFIT OPTION

    After the first Policy year, you may change your death benefit option by written request to our Home Office. The request will be effective on the date we receive it. A change in death benefit option may have tax consequences. (See "Tax Considerations".)

    If you change from Option 1 (Face Amount) to Option 2 (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $100,000 requires our consent; however, special rules apply for some business situations. We may also decrease any rider benefits under the Policy. A partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. There is no Surrender Charge for a face amount reduction or partial surrender on a change from Option 1 to Option 2.

    If you change from Option 2 (Face Amount Plus Cash Value) to Option 1 (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change.

EXTENDING THE MATURITY DATE

    In all states except New York, we will issue your Policy with an extended maturity endorsement. If endorsed, the Policy will not mature until the date of the insured's death. The death benefit we pay on and after the original Maturity Date depends on the endorsement available in your state and on the insured's issue age. Our latest endorsement (available in approved states and only if the insured's issue age was below 81) extends the face amount of the Policy. It provides that the death benefit on and after the original Maturity Date is the greater of (1) the cash value on the date of death and (2) the Policy face amount at the original Maturity Date, or at age 80, whichever is less.

    In some states, (and for Policies sold in all states where the insured's issue age was above 80) the death benefit we pay on and after the original Maturity Date generally equals the cash value on the date of death. However, we will extend the Policy face amount if, on the original Maturity Date, your premiums paid (with interest at 4%), less partial surrenders (with interest at 4%) are at least equal to the "Age 100 Amount" shown in the Policy. In this case, the death benefit on and after the original Maturity Date equals the greater of (1) the cash value on the date of death and (2) the Policy face amount. We base the Age 100 Amount on the Guaranteed Death Benefit B Premium being paid each Policy year until the original Maturity Date (rather than until age 80 of the insured). Certain Policy transactions--reductions in face amount, reduction or deletion of a rider benefit, or improvement in rating class--could prevent you from paying sufficient premiums to reach the Age 100 Amount.

    Currently, we do not make Monthly Deduction charges after the original Maturity Date. You cannot pay premiums after the original Maturity Date unless necessary to prevent lapse of the Policy. All Policy riders (except the extended maturity endorsement) terminate on the original Maturity Date.

    The tax consequences of the endorsement are unclear, and you should consult a tax advisor about them. For more information about the extended maturity option, contact us or your registered representative.

CASH VALUE

    Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

    -- net premium payments

    -- the net investment experience of the Policy's sub-accounts

    -- interest credited to cash value in the Fixed Account

    -- interest credited to amounts held in the general account for a Policy loan

    -- the death benefit option you choose

    -- Policy charges

    -- partial surrenders

    -- transfers among the sub-accounts and Fixed Account

    We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest) and any Surrender Charge that applies. We add to the net cash value the cost of insurance charge for the remainder of the month. If you surrender in the grace period, we reduce the net cash value by the Monthly Deduction that applies to the date of surrender. (See "Loan Provision", "Surrender Charge", and "Monthly Deduction from Cash Value".)

    The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

NET INVESTMENT EXPERIENCE

    The net investment experience of the Sub-Accounts affects the Policy's cash value and, in some cases, the death benefit. We determine the net investment experience of each Sub-Account as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

    A Sub-Account's net investment experience for any period is based on the investment experience of the underlying Eligible Fund shares for the same period, reduced by the charges against the Sub-Account (currently only the mortality and expense risk charge) for that period.

    The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund.

ALLOCATION OF NET PREMIUMS

    Your cash value is held in the general account of NELICO or an affiliate until we issue the Policy. We credit the first net premium with net investment experience equal to that of the Zenith Back Bay Money Market Sub-Account from the investment start date until the later of 45 days after the date Part I of the application is signed or 10 days after we mail the Notice of Withdrawal Right. (The "investment start date" is defined below.) Then, we allocate the cash value to the Sub-Accounts and/or the Fixed Account as you choose. You can allocate to a maximum of ten accounts (including the Fixed Account) at any one time.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY


    INVESTMENT START DATE. The investment start date is the latest of: the date when we first receive a premium payment for the Policy, the date Part II of the Policy application is signed (if any is required) and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by the Home Office or by a NELICO agency if earlier.)



    PREMIUM WITH APPLICATION. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II (if any) of the application is signed and receipt of the premium payment. In that case, the Policy Date and investment start date are the same. The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may only make one premium payment before the Policy is issued.



    If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited period that usually begins when we receive the premium for the Policy (or, if later, on the date when Part II of the application is signed). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000 for standard and preferred risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable). We may increase these limits. These provisions vary in some states.


    If we issue a Policy, Monthly Deductions begin from the Policy Date, even if we delayed the Policy's issuance for underwriting. The deductions are for the face amount of the Policy issued, even if the temporary insurance coverage during underwriting was for a lower amount. If we decline an application, we refund the premium payment made.


    PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, the Policy Date is usually up to 31 days after issue. When you receive the Policy you will have an opportunity to redate it to a current date. The investment start date is the later of the Policy Date and the date we received the premium. Monthly Deductions begin on the Policy Date. We credit interest at a 4% net annual rate on the net Minimum Premium (see "Premiums") for any period by which the Policy Date precedes the investment start date. Insurance coverage under the Policy begins when we receive the Minimum Premium due for the first quarter (or on receipt of the number of monthly payments due under NELICO's Master Service Account arrangement.)



    BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. Backdating in some cases causes a higher Surrender Charge if it results in the Surrender Charge being based on a lower age bracket. (See "Surrender Charge".) For a backdated Policy, you must also pay the Minimum Premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net annual rate for that period.


RIGHT TO RETURN THE POLICY


    You may cancel the Policy within 45 days after the date Part 1 of the application is signed, within 10 days (more in some states) after you receive the Policy or within 10 days after we mail the Notice of Withdrawal Right, whichever is latest. You may return the Policy to us or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid (or any other amount that is required by state insurance law).

                              CHARGES AND EXPENSES


    The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.


DEDUCTIONS FROM PREMIUMS

    We deduct a 4% sales charge from premiums. We currently intend to waive the charge:

    --  on all premiums after the 15th Policy year

    -- on premiums paid in a Policy year that are in excess of a Sales Charge Breakpoint Premium.

    For these purposes, we consider premiums we receive during the twenty days prior to a Policy anniversary as paid in the next Policy year. (This rule does not apply to premiums paid through our Master Service Account arrangement, described in "Premiums".)

    We have the right not to waive the charge or to resume the charge in either situation. We indicate your Sales Charge Breakpoint Premium as the "Target Premium" on your personalized illustration.

    The sales charge is 3% rather than 4% for:

    -- Policies used in a business situation (defined in "Availability of the Policy") or a tax-qualified pension plan where either (1) the average base Policy face amount is at least $500,000 or (2) the Policies are issued on the lives of at least 25 persons and the average base Policy face amount is at least $250,000. (The "base" Policy is the Policy without riders.)

    --  All other Policies with a base Policy face amount of at least $500,000.

    During the first 11 Policy years (less for older insureds), if you surrender or lapse the Policy, reduce the face amount or make a partial surrender that reduces the face amount, a Deferred Sales Charge also applies. (See "Surrender Charge" below.)


    We may reduce sales charges for Policies sold to some group or sponsored arrangements.


    STATE PREMIUM TAX CHARGE. We deduct 2.5% from each premium for state premium taxes and administrative expenses. Premium taxes vary from state to state and the 2.5% charge reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

    FEDERAL PREMIUM TAX CHARGE. We deduct 1% from each premium for our federal income tax liability related to premiums.

    EXAMPLE: The following chart shows the net amount that we would allocate to the Variable Account assuming a premium payment of $3,000 and that the Policy's Sales Charge Breakpoint Premium equals $2,000.

             NET
PREMIUM    PREMIUM
-------    -------
$3,000     $2,000
            - 150     (7.5% X 2,000 = total sales and premium tax charge up to the
           -------    Sales Charge Breakpoint Premium)
           $1,850
           $1,000
           - 35965    (3.5% X 1,000 = total sales and premium tax charge on
           ------     payments in excess of the Sales Charge Breakpoint Premium)
           $
           $1,850
            + 965
           -------
           $2,815     Net Premium
           -------

    We intend to waive the 4% sales charge on premiums paid after the 15th Policy year. In that case, the net premium in this example would be $3,000 - 105 (3.5% X 3,000) or $2,895.

SURRENDER CHARGE

    If, during the first eleven policy years, you surrender or lapse your Policy, reduce the face amount, or make a partial surrender that reduces the face amount, then we will deduct a Surrender Charge from the cash value. (For insureds whose issue age is 66 to 75 at issue of the Policy, the Surrender Charge period is nine years, and for insureds whose issue age is 76 to 85, five years.) The Surrender Charge includes a Deferred Sales Charge and a Deferred Administrative Charge. The maximum Surrender Charge is shown in your Policy.

    DEFERRED SALES CHARGE. We base the Deferred Sales Charge on a percentage of the Target Premium. The Target Premium varies by issue age, sex and underwriting class of the insured and the Policy's face amount. (To determine the Target Premium, we use the nonsmoker aggregate or nonsmoker substandard classes for all nonsmokers. See "Monthly Charges for the Cost of Insurance" below.)

    The Deferred Sales Charge that applies during the first Policy year is equal to 25% of premiums paid up to one Target Premium. The Deferred Sales Charge during the second Policy year is equal to 25% of premiums paid up to one Target Premium plus 5% of additional premiums paid up to a second Target Premium. As described below, after the second Policy year, the maximum Deferred Sales Charge increases substantially.

    For Policies which cover insureds whose issue age is 55 or less at issue, the greatest Deferred Sales Charge applies if you lapse or surrender, or reduce the face amount, in Policy years three through five. The Deferred Sales Charge in these years equals 45% of actual premiums paid up to one Target Premium, plus 13.5% of additional premiums paid in excess of one Target Premium up to a second Target Premium, plus 13.5% of additional premiums paid in excess of two Target Premiums up to a third Target Premium. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the eleventh Policy year.

    The table below shows the maximum Deferred Sales Charge that applies to Policies covering insureds whose issue age is 55 or less at issue, and assumes that one Target Premium per year is paid under the Policy. The table shows the charge, expressed as a percentage of total Target Premiums paid to date, if the lapse, surrender or face reduction occurs at the end of each of the Policy years shown.

                                                                                     THE MAXIMUM DEFERRED
                                                                                 SALES CHARGE IS THE FOLLOWING
                                                                                  PERCENTAGE OF TOTAL TARGET
                                                       FOR POLICIES WHICH ARE      PREMIUMS PAID TO DATE OF
                                                       SURRENDERED, LAPSED OR        SURRENDER, LAPSE, OR
                                                           REDUCED DURING            FACE AMOUNT REDUCTION
                                                       ----------------------    -----------------------------
Entire Policy Year                                                3                          24.00%
                                                                  4                          18.00%
                                                                  5                          14.40%
Last Month of Policy Years                                        6                          10.00%
                                                                  7                           6.86%
                                                                  8                           4.50%
                                                                  9                           2.67%
                                                                 10                           1.20%
                                                                 11                           0.00%

    For insureds whose issue age is above 55 at issue, the Deferred Sales Charge percentages are less than or equal to those described above, with the maximum charge occurring in Policy years three through five for insureds with an issue age up through 65, in Policy years two through four for insureds with an issue age from 66 through 75, and in Policy year two for insureds with an issue age above 75.

    In the case of a partial surrender or reduction in face amount, we deduct any Deferred Sales Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Partial Surrender".) The charge reduces the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each.

    DEFERRED ADMINISTRATIVE CHARGE. The table below shows the Deferred Administrative Charge deducted if you totally or partially surrender, lapse or reduce the face amount of the Policy during the first eleven Policy years.

                                                            FOR POLICIES WHICH ARE
                                                             SURRENDERED, LAPSED      DEFERRED ADMINISTRATIVE
                                                            OR REDUCED DURING THE      CHARGE PER $1,000 OF
                                                              POLICY YEAR SHOWN             FACE AMOUNT
                                                            ----------------------    -----------------------
Entire Policy year                                                     1                       $2.50
Last Month of Policy Year*                                             2                        2.25
                                                                       3                        2.00
                                                                       4                        1.75
                                                                       5                        1.50
                                                                       6                        1.25
                                                                       7                        1.00
                                                                       8                        0.75
                                                                       9                        0.50
                                                                      10                        0.25
                                                                      11                        0.00

------------
* The charge declines monthly after the end of the first Policy year.

    For insureds whose issue age is above 65 at issue, the Deferred Administrative Charge is less than or equal to that in the table above.

MONTHLY DEDUCTION FROM CASH VALUE

    On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

    -- If your Policy is protected against lapse by a Minimum Death Benefit Guarantee or the three year Minimum Premium guarantee, we make the Monthly Deduction each month unless the cash value equals zero. (See "Premiums".)

    -- If you do not have a Minimum Death Benefit Guarantee and the three year Minimum Premium guarantee is not in effect, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

    The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each.

    The Monthly Deduction includes the following charges:

    POLICY FEE. The Policy fee is currently equal to $7.00 per month in the first Policy year and $5.00 per month thereafter (guaranteed not to exceed $7.00 per month).

    The Policy fee is currently $3.00 per month rather than $5.00 after the first Policy year for:

    -- Policies used in a business situation (defined in "Availability of the Policy") or a tax-qualified pension plan, where either (1) the average base face amount is at least $500,000 or (2) the Policies are issued on the lives of at least 25 persons and the average base face amount is at least $250,000.

    --  All other Policies with a face amount of at least $500,000.

    ADMINISTRATIVE CHARGE. The Administrative Charge is currently equal to $0.07 per $1,000 of base Policy face amount in the first Policy year and $0.02 per $1,000 of base Policy face amount thereafter (guaranteed not to exceed $0.08 per $1,000 of base face amount in the first Policy year and $0.04 per $1,000 of base face amount thereafter).

    Currently we intend not to charge more than $40 per month for the Administrative Charge after the first Policy year. This means that after the first year the charge will not apply to the portion of a Policy's face amount above $2 million.

    The Administrative Charge is currently $0.06 per $1,000 of face amount rather than $0.07 for:

    -- Policies used in a business situation or a tax-qualified pension plan, where either (1) the average base face amount is at least $500,000 or
        (2) the Policies are issued on the lives of at least 25 persons and the average base face amount is at least $250,000.

    --  All other Policies with a base face amount of at least $500,000.

    MINIMUM DEATH BENEFIT GUARANTEE CHARGE. The minimum death benefit guarantee charge is $0.01 per $1,000 of base Policy face amount. (See "Minimum Guaranteed Death Benefit".)

    MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction. The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.

    The guaranteed cost of insurance rates for a Policy depend on the insured's

    --  underwriting class

    --  age on the first day of the Policy year

    --  sex (if the Policy is sex-based).

    The current cost of insurance rates will also depend on

    --  the insured's age at issue

    --  the Policy year

    -- the face amount (for Policies not sold in a business situation or to a tax-qualified pension plan)

    -- the average face amount sold to the group and possibly the number of lives in the group (for Policies sold in a business situation or to a tax-qualified pension plan).

    We guarantee that the rates will not be higher than rates based on

    -- the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 20 and above at issue)

    -- the 1980 CSO Tables, for Policies issued on juvenile insureds (below age 20 at issue).

    The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively.

    The underwriting classes we use are

    -- for Policies issued on non-juvenile insureds: smoker standard, smoker substandard, nonsmoker preferred, nonsmoker standard, nonsmoker aggregate, nonsmoker substandard and automatic issue

    --  for Policies issued on juvenile insureds: standard and substandard.

    Substandard and automatic issue ratings result in higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 1980 CSO Tables. (See below for a discussion of automatic issue Policies.)

    The three standard nonsmoker classes are available as follows:

    -- nonsmoker preferred and nonsmoker standard, for Policies with base face amounts of $250,000 or more where the issue age is 20 through 75

    -- nonsmoker aggregate, for Policies with base face amounts below $250,000 and for all Policies where the issue age is above 75.

    Of the three standard nonsmoker classes, the nonsmoker preferred class generally offers the best current cost of insurance rates and the nonsmoker standard class generally offers the least favorable current cost of insurance rates.

    Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

    Currently, the face amount of a Policy or the average Policy face amount for a group may affect a Policy's cost of insurance rates. The current cost of insurance rates will be most favorable for a particular insured if:

    -- For a Policy not used in a business situation or in a tax-qualified pension plan, the base Policy face amount is at least $500,000.

    -- For a Policy used in a business situation or in a tax-qualified pension plan, either (1) the average base face amount is at least $500,000, or
        (2) the Policies are issued on the lives of at least 25 persons and the average base face amount is at least $250,000.

    The current cost of insurance rates will be least favorable for a particular insured if:

    -- For a Policy not used in a business situation or in a tax-qualified pension plan, the base Policy face amount is below $250,000.

    -- For a Policy used in a business situation or in a tax-qualified pension plan, the base face amount is below $250,000 and either (1) the average base face amount is below $500,000 or (2) the Policies are issued on the lives of at least 25 persons and the average base face amount is below $250,000.


    We may offer Policies on an automatic issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in a standard class. Therefore, we deduct an additional insurance charge from an automatic issue Policy's cash value. The additional insurance charge for an automatic issue Policy will vary depending on certain characteristics of the group, as well as on the smoker status and issue age of the insured. The preferred nonsmoker class is not available. The total guaranteed maximum monthly cost of insurance charges, including the additional charge for automatic issue status, exceed charges based on 100% of the 1980 CSO Tables.


    Some group or sponsored arrangements may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of automatic issue or for amounts of insurance above our automatic issue limits. However, they may not choose automatic issue for some members of the group and simplified underwriting for others. There is no extra insurance charge for Policies issued on a simplified underwriting basis. The preferred nonsmoker class is not available for these Policies.

    CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

    MORTALITY AND EXPENSE RISK CHARGE. We charge the Sub-Accounts of the Variable Account for our mortality and expense risks. Currently, the charge is made daily at an annual rate of .60% of the Sub-Accounts' assets. We have the right to increase the charge, up to a maximum annual rate of .90%. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.


    CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "NELICO's Income Taxes".)


    ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds. See the "Policy Charges" section under "Introduction to the Policies".

GROUP OR SPONSORED ARRANGEMENTS

    We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are tax-qualified pension plans and non-tax qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

    We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-tax qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

    The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                    PREMIUMS

FLEXIBLE PREMIUMS

    Within limits, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $25 ($10 for payments made through the Master Service Account, described below, or certain other monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum.

    You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You can change your Planned Premium schedule by sending your request to us. However, you cannot increase the amount of your Planned Premium unless we consent, and we may require underwriting.

    You may make payments by check or money order. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have us withdraw your premium payments from your bank checking account or Nvest Cash Management Trust account. (This is known as the Master Service Account arrangement.)

    Federal tax law limits the amount of premiums that you can pay under the Policy. In addition, if any payments under the Policy exceed the "7-pay test" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay test". (See "Tax Considerations".) You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

    We allocate net payments to your Policy's Sub-Accounts as of the date we receive the payment. (See "Receipt of Communications and Payments at NELICO's Home Office".)

    Under our current processing, we treat a payment first as a Planned Premium, second as repayment of Policy loan interest due, and last as an unscheduled payment, unless you instruct us otherwise in writing. (For Policies issued in New York, we treat a payment as a Planned Premium when a Policy loan is outstanding only if the payment is in the exact amount of the Planned Premium next due; otherwise, we treat it first as repayment of Policy loan interest due, second as a Planned Premium, and last as an unscheduled payment.) We do not treat a payment as repayment of a Policy loan unless you instruct us to.

    If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. However, repaying the loan instead of paying a premium could make your Policy ineligible for a death benefit guarantee. (See "Loan Provision", "Deductions from Premiums" and "Death Benefit".)

    Three types of premium payment levels can protect your Policy against lapse
(1) for the first three Policy years, (2) until age 80 of the insured, and (3) until age 100 of the insured. (The guarantee to age 100 is not available under Policies issued in New York.)


    First three Policy years--In general, if you pay the three year Minimum Premium amount on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance, at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. The guarantee will not apply if you substitute the insured or reinstate the Policy. We recalculate the Minimum Premium if (1) you reduce the face amount or make a partial surrender that reduces the face amount, (2) you increase or decrease rider coverage, or (3) the rating classification for your Policy is improved or we correct a misstatement of the insured's age or sex. We base the Minimum Premium amount (shown in your Policy) on your Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, current Policy charges and any riders to the Policy.


    To Maturity (age 100 of the insured)--Payment of the Guaranteed Death Benefit A premium can guarantee that the Policy will stay in force until age 100 of the insured. Insufficient premium payments, a reduction in the face amount or partial surrender that reduces the face amount, reduction or deletion of a rider benefit, or improvement in rating classification of the Policy could terminate this guarantee. See "Minimum Guaranteed Death Benefit". We base this guaranteed minimum death benefit premium on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, the death benefit option chosen, the guaranteed level of cost of insurance charges, the current level of other Policy charges and any rider benefit selected. We recalculate this premium following the same Policy transactions described above for a recalculation of the three-year Minimum Premium amount. This Guaranteed Death Benefit A premium does not apply under Policies issued in New York.

    To age 80 of the insured--Payment of the Guaranteed Death Benefit B premium can guarantee that the Policy will stay in force until the later of age 80 of the insured, or 20 years after issue, but no later than the Maturity Date of the Policy (age 100 of the insured). Insufficient premium payments, a reduction in the face amount or a partial surrender that reduces the face amount, reduction or deletion of a rider benefit, or improvement in the rating classification of the Policy could terminate this guarantee, although termination for insufficient premium payments is less likely here than in the case of the Guaranteed Death Benefit A premium. We base this premium on factors similar to the Guaranteed Death Benefit A premium, but we use the guaranteed level of both cost of insurance and other Policy charges for coverage to that age. We recalculate the Guaranteed Death Benefit B premium following the same Policy transactions described above for a recalculation of the three-year Minimum Premium amount.

    Under Policies issued in New Jersey, if you have met the requirements for the three-year Minimum Premium death benefit guarantee at the end of the three year guarantee period, the Minimum Premium death benefit guarantee will continue to apply during the fourth Policy year as long as (a) payments made during that Policy year, less partial surrenders and loans made in that year, equal (b) the guaranteed maximum Policy charges plus the applicable Surrender Charge for the fourth Policy year. In addition, under Policies issued in New Jersey, if at the end of the period for Minimum Guaranteed Death Benefit B you have met the requirements for that guarantee, the guarantee will continue to apply during the next Policy year as long as (a) payments made during that Policy year, less partial surrenders and loans made in that year, equal (b) the guaranteed maximum Policy charges for that Policy year. If you make a Policy transaction that changes the amount of the guaranteed maximum Policy charges for the year, then the amount needed to preserve the death benefit guarantee for an extra Policy year will change accordingly.

LAPSE AND REINSTATEMENT

    LAPSE. Unless your Policy is protected by a guaranteed death benefit or minimum premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of a premium large enough to pay the amount due. The amount due is the least of: a premium large enough to cover the Monthly Deduction and all deductions from the premium; a premium large enough to permit Minimum Guaranteed Death Benefit A to be in effect; a premium large enough to permit Minimum Guaranteed Death Benefit B to be in effect; and a premium large enough to permit the three-year Minimum Premium death benefit to be in effect. We will tell you the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the amount due for the period before the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

    REINSTATEMENT. If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

    If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges that vary by duration of the Policy (unlike, for example, cost of insurance charges that vary by age of the insured), we do not count the amount of time that a Policy was lapsed.

                             OTHER POLICY FEATURES

INCREASE IN FACE AMOUNT

    The Policy provides that, after the first Policy year, you may increase the face amount. Currently, we administer requests for increases in face amount by issuing a new Policy with a face amount equal to the requested increase in face amount (an "Increase Policy"). Under Increase Policies, we generally waive the monthly Policy Fee; and we usually base the monthly administrative charge on the Policy year of the initial Policy. Otherwise, an Increase Policy is subject to the same terms and conditions as any other Policy except that the minimum required face amount for an Increase Policy is $10,000, and you may reduce the face amount of the Increase Policy to below $10,000.

    We may in the future administer face amount increases as increases in the face amount of the initial Policy. A maximum Face Amount Increase Administrative Charge of $2.50 per $1,000 of the face amount increase will apply to each increase when it takes effect. Certain terms and conditions will apply to increases in face amount, as outlined in the Policy. A separate Target Premium amount will apply to the face amount increase, based on the insured's age and underwriting class at the time of the increase. The Policy's sales charge and Surrender Charge scales will apply separately to each face amount segment, starting with the effective date of the face amount segment. Monthly Deductions (including cost of insurance charges) will be based on the increase in coverage and will reflect, in whole or in part, any change in risk classification of the insured, according to our rules. (See "Charges and Expenses".) An increase in face amount may have tax consequences. You should consult a tax advisor before increasing the face amount.

    When increases in the face amount of the initial Policy are available, we will give Policy Owners who have purchased Increase Policies an opportunity to consolidate coverage under initial and Increase Policies. The Face Amount Increase Administrative Charge will not apply to the consolidation. Consolidation of coverage may raise issues under federal tax law. You should consult a tax advisor before requesting a consolidation.

    For Policies issued in some business situations on an automatic issue basis, we may offer annual face amount increases which are related to increases in salary or which are based on a fixed annual percentage (the "Salary Refresh" program). We determine limits on the annual and/or total amount of face increases per Policy that we will permit on an automatic issue basis at issue. Increases over this limit will require underwriting. The Salary Refresh program is not available for Policies with the Option 2 death benefit.

    We may also offer the Salary Refresh program for Policies issued on an underwritten basis in some business situations. Any Salary Refresh face amount increases under these Policies are underwritten in connection with the application for the initial face amount of the Policies, and are subject to limits that we determine at that time.

    The terms and conditions of the Salary Refresh program are contained in our published rules which are furnished at the time of application.

LOAN PROVISION

    You may borrow all or part of the Policy's "loan value" at any time after the Right to Return the Policy period. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at NELICO's Home Office".) You should contact our Home Office or your registered representative for information on loan procedures.

    The Policy's loan value equals:

    (i) 90% (or more if required by state law) of the Policy's "projected cash value"; minus

    (ii) the Policy's Surrender Charge on the next Planned Premium due date or, if greater, on the date the loan is made; minus

    (iii)  loan interest to the next loan interest due date.

    The "projected cash value" is the cash value projected to the next Policy anniversary or, if earlier, to the next Planned Premium due date, at a 4% rate and using current Policy charges. The loan value available is reduced by any outstanding loan plus interest. We currently intend to base the loan value on 100% of the Policy's projected cash value, rather than 90%, for Policy years 16 and after.


    EXAMPLE: Using the Policy illustrated on page A-47 assume that the Policy's Planned Premiums have been paid and that the Policy's Sub-Accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 4.58%). After the premium payment on the 10th Policy anniversary, the maximum amount that you could borrow would be determined as follows under (i) an annual premium payment schedule and (ii) a quarterly premium payment schedule:



                                                              ANNUAL    QUARTERLY
                                                              ------    ---------
(1)  Cash Value after Premium Payment on 10th Policy
  Anniversary...............................................  $6,932     $6,294
(2)  Cash Value Projected at a Constant Annual Rate of
Return of 4% to the
    (a) 11th Policy Anniversary.............................   6,930
    (b) Next Planned Premium Due Date.......................              6,287
(3)  90% of Amount Calculated in (2)........................   6,237      5,658
(4)  Amount Calculated in (3), Reduced by the Applicable
  Surrender Charge..........................................   6,131      5,552
(5)  Amount Calculated in (4), Reduced by Loan Interest to
  the Next Interest Due Date................................   5,811      5,263


    A Policy loan reduces the Policy's cash value in the Sub-Accounts by the amount of the loan. A loan repayment increases the cash value in the Sub-Accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans first to the Sub-Accounts of the Variable Account in proportion to the cash value in each, and then the Fixed Account. We allocate loan repayments first to the outstanding loan balance attributed to the Fixed Account and then to the Sub-Accounts of the Variable Account in proportion to the cash value in each.

    The interest rate charged on Policy loans is an effective rate of 5.5% per year (using simple interest during the year). Interest accrues daily and is due on the Policy anniversary. If not paid at that time, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the amount in each. The amount we take from the Policy's Sub-Accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4% per year. The rate we currently credit is 4% per year for the first 15 Policy years and 5.25% thereafter. (You should consult a tax advisor as to the tax consequences associated with a Policy loan outstanding after the first 15 Policy years.) We credit this interest amount to the Policy's Sub-Accounts annually, in proportion to the cash value in each.

    The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

    If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. However, repaying the loan instead of paying a premium could make your Policy ineligible for a death benefit guarantee. (See "Deductions from Premiums" and "Death Benefit".)


    Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. A tax adviser should be consulted when considering a loan.

    If you surrender your Policy or your Policy lapses while there is an outstanding loan balance, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value of the Policy may be insufficient to pay the income tax on your gains.


    If Policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if the Surrender Charge would be greater, on the date the calculation is made), we notify you that the Policy is going to terminate. (This is called an "excess Policy loan". We test for an excess Policy loan on each monthly processing date and in connection with other Policy processing transactions.) The Policy terminates without value 62 days after we mail the notice unless you pay us the excess Policy loan amount within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)

    Department of Labor regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. See "Tax Considerations".

SURRENDER

    You may surrender a Policy for its net cash value at any time while the insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive the surrender request. The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) We increase the net cash value paid on surrender by the portion of any cost of insurance charge we deducted for the period beyond the date of surrender. If you surrender the Policy during the grace period, we reduce the net cash value by an amount to cover the Monthly Deduction to the date of surrender. You may apply all or part of the net cash value to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

    You may make a partial surrender of the Policy after the Right to Return the Policy period, to receive a portion of its net cash value. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Target Premium, on which we base any future Surrender Charges, and in the Sales Charge Breakpoint Premium, on which we currently base the 4% sales charge. A partial surrender may also reduce rider benefits. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

    We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 75% of the Policy's net cash value per year, if there is sufficient available loan value. (In some business situations or for some tax-qualified pension plans we may permit you to withdraw a higher percentage of the net cash value.)

    We deduct any Surrender Charge that applies to the partial surrender from the Policy's remaining cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge that can be applied under your Policy.

    You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums". A partial surrender could terminate your Policy's Minimum Guaranteed Death Benefit. See "Minimum Guaranteed Death Benefit".

    A partial surrender first reduces the Policy's cash value in the Sub-Accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. (See "The Fixed Account" below.) We determine the amount of net cash value paid upon partial surrender as of the date when we receive a request. You can contact your registered representative or the Home Office for information on partial surrender procedures.

    A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax advisor regarding the tax consequences. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

    You may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which pays a portion of the Policy's net cash value to you.)

    If you decrease the face amount of your Policy, we also decrease the Target Premium, on which we base any future Surrender Charges, and in the Sales Charge Breakpoint Premium, on which we currently base the 4% sales charge. We deduct any Surrender Charge that applies from the Policy's cash value when you reduce its face amount.

    A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit unless we deducted a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable because it will not reduce your death benefit or cost of insurance charges and may result in a Surrender Charge.) We also may decrease any rider benefits attached to the Policy. The face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent; special rules apply in business situations.

    A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy. In these cases, you may need a partial surrender of cash value to comply with Federal tax law. This could terminate your Policy's Minimum Guaranteed Death Benefit. (See "Minimum Guaranteed Death Benefit".)

    A face amount reduction takes effect as of the date when we receive a request. You can contact your registered representative or the Home Office for information on face reduction procedures.

    A reduction in the face amount of a Policy may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

INVESTMENT OPTIONS

    You can allocate your Policy's premiums among the Sub-Accounts of the Variable Account and the Fixed Account in any combination, as long as you choose no more than 10 accounts (including the Fixed Account) at any one time. The Policy provides that you must allocate a minimum of 10% of the premium to each Sub-Account selected in whole percentages; currently we will permit you to allocate any whole percentage to a Sub-Account. You can allocate your Policy's cash value among no more than 10 accounts (including the Fixed Account) at any one time.

    You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Receipt of Communications and Payments at NELICO's Home Office.")

    See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION


    After the Right to Return the Policy period, you may transfer your Policy's cash value between Sub-Accounts. We reserve the right to limit sub-account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of sub-account transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. We treat all Sub-Account transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at NELICO's Home Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".



    We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Policy owners. In addition, certain Eligible Funds may restrict or refuse purchases or redemptions of their shares as a result of certain market timing activities. You should read the prospectuses of the Eligible Funds for more details.


    You may request a Sub-Account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.


    We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

    Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.


DOLLAR COST AVERAGING

    We plan to offer an automated transfer privilege called dollar cost averaging. The same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.


    Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each period (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your allocation of cash value to no more than 10 accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each account that you select under this feature. If we exercise our right to limit the number of transfers in the future, transfers made under the dollar cost averaging program may count against the transfers allowed in a Policy year. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting our Home Office. You may participate in the dollar cost averaging program while you are participating in the asset rebalancing program as long as the Sub-Account from which you are transferring cash value under the dollar cost averaging program is not included in the asset rebalancing program. (See "Asset Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature.


    Ask your registered representative about the availability of this feature.

ASSET REBALANCING

    We plan to offer an asset rebalancing program for cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those Sub-Accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.


    You can select an asset rebalancing program when you apply for the Policy or at a later date by contacting our Home Office. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts. You may participate in the asset rebalancing program while you are participating in the dollar cost averaging program as long as the Sub-Account from which you are transferring cash value under the dollar cost averaging program is not included in the asset rebalancing program. (See "Dollar Cost Averaging" above). On the last day of each period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Home Office. If we exercise our right to limit the number of transfers in the future, transfers made under the asset rebalancing program may count against the transfers allowed in a Policy year. There is no extra charge for this feature.


    Ask your registered representative about the availability of this feature.

SUBSTITUTION OF INSURED PERSON

    Subject to state insurance department approval, we offer a rider benefit that permits you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to some restrictions and may result in a cost or credit to you. A substitution of the insured person is a taxable exchange. In addition, a substitution of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law and, therefore, may require a partial surrender of cash value. (No Surrender Charge will apply.)

    Your registered representative can provide current information on the availability of the rider. You should consult your tax advisor before substituting the insured person under your Policy.

PAYMENT OF PROCEEDS

    We ordinarily pay any net cash value, loan value or death benefit proceeds from the Sub-Accounts within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at NELICO's Home Office".) However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Sub-Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that an emergency exists that makes payments or Sub-Account transfers impractical, or
(iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

    We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.


    The beneficiary can elect our Total Control Account program for payment of death proceeds at any time before we pay them. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account gives convenient access to the proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.


    Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

24 MONTH RIGHT

    GENERAL RIGHT. Generally, during the first 24 months after the Policy's issue date, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us. Increase Policies have the same 24 Month Right.


    You may exercise this privilege only once within 24 months after issue. If we exercise our right to limit the number of transfers in the future, transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Transfers of cash value back to one or more Sub-Accounts of the Variable Account are subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").


    The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations and you then wish to exercise the 24 Month Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your exercise of the 24 Month Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your exercise of the 24 Month Right.

    FOR POLICIES ISSUED IN MARYLAND AND NEW JERSEY. Under Policies issued in Maryland and New Jersey, you can exchange the face amount of your Policy for a fixed benefit life insurance policy provided that you repay any policy loans and
(1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. The new policy will have the same issue age, underwriting class and policy date as the variable life policy had. We will attach any riders to the original Policy to the new policy if they are available.

    Contact us or your registered representative for more specific information about the 24 Month Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

    GROUP OR SPONSORED ARRANGEMENTS. For a Policy issued to some group or sponsored arrangements, we offer the additional option of exchanging the Policy at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. (Availability of this feature depends on state insurance department approval.) Contact us or your registered representative for more information about this feature.

PAYMENT OPTIONS

    We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or the Home Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted.

    The following payment options are available:

    (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

    (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

    (iii)LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

    (iv)INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

    (v) SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

    (vi)LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

    You need our consent to use an option if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

    You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

    There may be circumstances in which it will be to your economic advantage to include a significant portion or percentage of your insurance coverage under a level term insurance rider. In many other circumstances, it may be in your interest to obtain a Policy without term rider coverage. These circumstances depend on many factors, including the premium levels and amount and duration of coverage you choose, as well as the age, sex and risk classification of the insured.

    Reductions in or elimination of term rider coverage do not trigger a Surrender Charge, and use of a term rider generally reduces sales compensation. Your registered representative can provide you more information on the uses of term rider coverage.

    The following riders are available:

    LEVEL TERM INSURANCE, which provides term insurance.

    WAIVER OF MONTHLY DEDUCTION, which provides for waiver of Monthly Deductions upon the disability of the insured.

    TEMPORARY TERM INSURANCE, which provides for insurance from the date of issue to the Policy Date.

    CHILDREN'S INSURANCE, which provides insurance on the life of the insured's children.

    Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

POLICY OWNER AND BENEFICIARY

    The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

    The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

    A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or the Home Office for the procedure to follow.

    You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                              THE VARIABLE ACCOUNT

    We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

    Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we may conduct. We believe this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values under our variable life insurance policies issued by the Variable Account. We may transfer to our general account assets which exceed the reserves and other liabilities of the Variable Account. We will consider any possible adverse impact such a transfer might have on the Variable Account.

    Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

    Sub-Accounts of the Variable Account that are available in this Policy invest in the following Eligible Funds:

    The Zenith Back Bay Advisors Money Market Series. Its investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.

    The Zenith Back Bay Advisors Bond Income Series. Its investment objective is a high level of current income consistent with protection of capital.

    The Zenith Capital Growth Series. Its investment objective is the long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.



    The Zenith Back Bay Advisors Managed Series. Its investment objective is a favorable total return through investment in a diversified portfolio.

    The Zenith Westpeak Growth and Income Series. Its investment objective is long-term total return through investment in equity securities.

    The Zenith Harris Oakmark Mid Cap Value Series (formerly, the Goldman Sachs Midcap Value Series). Its investment objective is long-term capital appreciation.


    The Zenith Loomis Sayles Small Cap Series. Its investment objective is long-term capital growth from investments in common stocks or other equity securities.


    The Zenith Balanced Series (formerly, the Loomis Sayles Balanced Series). Its investment objective is long-term total return from a combination of capital appreciation and current income.



    The Zenith Davis Venture Value Series. Its investment objective is growth of capital.

    The Zenith Alger Equity Growth Series. Its investment objective is long-term capital appreciation.


    The Zenith MFS Investors Trust Series (formerly, the MFS Investors Series). Its investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.


    The Zenith MFS Research Managers Series. Its investment objective is long-term growth of capital.


    The Metropolitan Putnam Large Cap Growth Portfolio. Its investment objective is capital appreciation.



    The Metropolitan Janus Mid Cap Portfolio. Its investment objective is long-term growth of capital.



    The Metropolitan Russell 2000 Index Portfolio. Its investment objective is to equal the return of the Russell 2000 Index.



    The Metropolitan Putnam International Stock Portfolio. Its investment objective is long-term growth of capital.



    The Metropolitan MetLife Stock Index Portfolio.* Its investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Index.



    The Metropolitan MetLife Mid Cap Stock Index Portfolio.* Its investment objective is to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index.



    The Metropolitan Morgan Stanley EAFE Index Portfolio.* Its investment objective is to equal the performance of the MSCI EAFE Index.



    The Metropolitan Lehman Brothers Aggregate Bond Index Portfolio.* Its investment objective is to equal the performance of the Lehman Brothers Aggregate Bond Index.



    The Metropolitan State Street Research Aurora Small Cap Value Portfolio.* Its investment objective is high total return, consisting principally of capital appreciation.



    The Metropolitan Janus Growth Portfolio.* Its investment objective is long-term growth of capital.



    The Metropolitan State Street Research Investment Trust Portfolio (formerly, the State Street Research Growth Portfolio).*+ Its investment objective is long-term growth of capital and income and moderate current income.



    The Metropolitan Franklin Templeton Small Cap Growth Portfolio.*+ Its investment objective is long-term capital growth.



    The Metropolitan Neuberger Berman Partners Mid Cap Value Portfolio.*+ Its investment objective is capital growth.



    The Met Investors MFS Mid-Cap Growth Portfolio.*+ Its investment objective is long-term growth of capital.



    The Met Investors PIMCO Innovation Portfolio.*+ Its investment objective is to seek capital appreciation; no consideration is given to income.


    The VIP Equity-Income Portfolio. It seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

    The VIP Overseas Portfolio. It seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

    The VIP High Income Portfolio. It seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

    The VIP II Asset Manager Portfolio. It seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

    The American Funds Insurance Series American Funds Growth Fund.* Its investment objective is to seek capital appreciation through stocks.



    The American Funds Insurance Series American Funds Growth-Income Fund.* Its investment objective is to seek capital appreciation and income.



    The American Funds Insurance Series American Funds Global Small Capitalization Fund.* Its investment objective is to seek capital appreciation through stocks.

------------

*Availability of these Portfolios is subject to any necessary state insurance department approvals.



+Scheduled to be available in the fourth quarter of 2001.



    The Zenith Fund, the Metropolitan Series Fund, Inc. and the Met Investors Series Trust are open-end management investment companies, more commonly known as mutual funds. These funds are available as investment vehicles for separate investment accounts of MetLife, NELICO, and other life insurance companies.



    VIP, VIP II and the American Funds Insurance Series are mutual funds that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.


    The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

    The Eligible Funds' investment objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks, is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

    The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

INVESTMENT MANAGEMENT


    MetLife Advisers, LLC (formerly New England Investment Management, LLC) is the investment adviser for the series of the Zenith Fund. The chart below shows the sub-adviser for each series of the Zenith Fund. MetLife Advisers, which is an affiliate of NELICO, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.



                      SERIES                                            SUB-ADVISER
                      ------                                            -----------
Capital Growth                                      Capital Growth Management Limited Partnership*
Back Bay Advisors Money Market                      Back Bay Advisors, L.P.**
Back Bay Advisors Bond Income                       Back Bay Advisors, L.P.**
Back Bay Advisors Managed                           Back Bay Advisors, L.P.**
Westpeak Growth and Income                          Westpeak Investment Advisors, L.P.
Loomis Sayles Small Cap                             Loomis, Sayles & Company, L.P.
Balanced                                            Wellington Management Company, LLP
Harris Oakmark Mid Cap Value                        Harris Associates L.P.
Davis Venture Value                                 Davis Selected Advisers, L.P.***
Alger Equity Growth                                 Fred Alger Management, Inc.
MFS Investors Trust                                 Massachusetts Financial Services Company
MFS Research Managers                               Massachusetts Financial Services Company


------------

  * Effective May 1, 2001, MetLife Advisers became the investment adviser to the Capital Growth Series and Capital Growth Management Limited Partnership became the sub-adviser.


 **CDC IXIS Asset Management North America, L.P. ("CDC IXIS"), the parent of
   Back Bay Advisors, L.P., has informed MetLife Advisers that CDC IXIS intends to terminate the operations of Back Bay Advisors in the near future. MetLife Advisers will be hiring a new sub-adviser for the series. Affected Policy Owners will receive further information when a new sub-adviser is hired.


*** Davis Selected may also delegate any of its responsibilities to Davis
    Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.



    In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Growth and Income Series, Harris Oakmark Mid Cap Value Series and Loomis Sayles Small Cap Series, MetLife Advisers became the adviser on May 1, 1995. The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs &

Co., became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis, Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser. For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.


    MetLife Advisers became the investment manager for the Metropolitan Series Fund Portfolios on May 1, 2001. Prior to that time, MetLife was the investment manager. For more information regarding the investment manager and sub-investment managers of the Metropolitan Series Fund Portfolios, see the Metropolitan Series Fund prospectus attached at the end of this prospectus and its Statement of Additional Information. The chart below shows the sub-investment manager for each portfolio of the Metropolitan Series Fund.



                     PORTFOLIO                                    SUB-INVESTMENT MANAGER
                     ---------                                    ----------------------
Putnam Large Cap Growth                             Putnam Investment Management, LLC
Janus Mid Cap                                       Janus Capital Corporation
Russell 2000 Index                                  Metropolitan Life Insurance Company*
Putnam International Stock                          Putnam Investment Management, LLC
MetLife Stock Index                                 Metropolitan Life Insurance Company*
MetLife Mid Cap Stock Index                         Metropolitan Life Insurance Company*
Morgan Stanley EAFE Index                           Metropolitan Life Insurance Company*
Lehman Brothers Aggregate Bond Index                Metropolitan Life Insurance Company*
State Street Research Aurora Small Cap Value        State Street Research and Management Company
Janus Growth                                        Janus Capital Corporation
State Street Research Investment Trust+             State Street Research and Management Company
Franklin Templeton Small Cap Growth+                Franklin Advisers, Inc.
Neuberger Berman Partners Mid Cap Value+            Neuberger Berman Management Inc.


---------------

+ Scheduled to be available in the fourth quarter of 2001.



*Metropolitan Life Insurance Company became the sub-investment manager on May 1,
 2001.



    Met Investors Advisory Corp. (formerly known as Security First Management Corp.) is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company and is the investment adviser for the Portfolios of the Met Investors Series Trust. For more information regarding the MFS Mid-Cap Growth Portfolio and the PIMCO Innovation Portfolio, see the Met Investors Series Trust prospectuses attached at the end of this prospectus and their Statement of Additional Information. The two Portfolios of the Met Investors Series Trust are scheduled to be available in the fourth quarter of 2001.


    Fidelity Management & Research Company ("FMR") is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income and VIP II Asset Manager Portfolios and FMR, see the VIP and VIP II prospectuses attached at the end of this prospectus and their Statements of Additional Information.


    Capital Research and Management Company ("Capital Research") is the investment adviser for the American Funds Insurance Series. For more information regarding the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund, see the American Funds Insurance Series prospectuses attached at the end of this prospectus and their Statement of Additional Information.



SUBSTITUTION OF INVESTMENTS



    If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.



SHARE CLASSES OF THE ELIGIBLE FUNDS



    The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer only to the information regarding the class of shares that is available through the Policy. For the Zenith Fund, Metropolitan Series Fund and Met Investors Series Trust, we offer Class A shares only, for VIP and VIP II, we offer Initial Class shares only, and for the American Funds Insurance Series, we offer Class 2 shares only.


                               THE FIXED ACCOUNT

    THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT. IT IS NOT AVAILABLE UNDER POLICIES ISSUED IN NEW JERSEY.

    You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

    Our general account includes all of our assets except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the Fixed Account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

    We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. Any loan repayment allocated to the Fixed Account is credited with the lesser of our current interest rate and the effective interest rate for your Policy's cash value in the Fixed Account on the date of the repayment. The Fixed Account effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

    Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Sub-Accounts in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

    Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

    We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

    Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. (See "Other Policy Features".) The following special rules apply to the Fixed Account.

    TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT ONLY IF WE RECEIVE THE TRANSFER REQUEST WITHIN THE 30 DAY PERIOD AFTER THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR HOME OFFICE.

    THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. We may limit the total number of transfers among Sub-Accounts and from the Sub-Accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New York). We currently do not limit the number of these transfers in a Policy year.


    Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Sub-Accounts and not the Fixed Account. If there is not enough cash value in the Policy's Sub-Accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's Sub-Accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

    Unless you request otherwise, we take partial surrenders only from the Policy's Sub-Accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

    We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.


                          DISTRIBUTION OF THE POLICIES



    We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"), and are registered with the National Association of Securities Dealers, Inc. and with the states in which they do business. Registered representatives with New England Securities are also licensed as insurance agents in the states in which they do business and are appointed with NELICO. New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. More information about New England Securities and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.



    New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay sales commissions for the sale of the Policies and the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.



    We pay the following commissions and/or service fees to the selling agent: a maximum of 50% of the Sales Charge Breakpoint Premium paid in the first Policy year, a maximum of 5% in Policy years two through ten, and a maximum of 3% thereafter. Agents receive a maximum commission of 3% of each payment in excess of the Sales Charge Breakpoint Premium in any year. For Policies sold in connection with certain executive benefit plans the maximum commissions are: 20% of the Sales Charge Breakpoint Premium in the first Policy year, 10% in Policy years two through ten, and 2% thereafter. For these Policies we will pay a maximum commission of 3.5% of each payment in excess of the Sales Charge Breakpoint Premium in Policy years one through ten, and 2% of such excess premiums thereafter. Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation. Agents may receive a portion of the general agent's expense reimbursement allowance. All or a portion of commissions may be returned if the Policy is not continued through the first Policy year.



    New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, commissions paid to the broker-dealer on behalf of the registered representative will not exceed those described above. Selling firms may retain a portion of commissions. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic commission for the particular Policy year. We pay commissions through the registered broker-dealer, and may pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.



    New England Securities does not retain any override as distributor for the Policies. However, New England Securities' operating and other expenses are paid for by NELICO. Also, New England Securities or an affiliate may receive 12b-1 fees from the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund.

    Because registered representatives of New England Securities are also agents of NELICO, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that NELICO offers, such as conferences, trips, prizes and awards. Other payments may be made for other services that do not directly involve the sale of Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



    We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the Variable Account.



    We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


                LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

    Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application.

MISSTATEMENT OF AGE OR SEX

    If the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

SUICIDE

    If the insured commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

                               TAX CONSIDERATIONS

INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY


    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policies should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard or automatic issue basis and Policies with term riders added, and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so.


    In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts, due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

    In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

    The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

    IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

    Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

    If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

        (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

        (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

    If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

    Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy years are less clear and a tax adviser should be consulted about such loans.

    Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

    INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


    POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.


    MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

    OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

    The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.


    If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.


    Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

    Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


    NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.



    ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.


    We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

    POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

    Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

    Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                   MANAGEMENT

    The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO


        NAME AND PRINCIPAL                           PRINCIPAL BUSINESS EXPERIENCE
         BUSINESS ADDRESS                              DURING THE PAST FIVE YEARS
        ------------------                           -----------------------------
James M. Benson...................    Chairman, President and Chief Executive Officer of NELICO
                                      since 1998 and President, Individual Business of
                                        Metropolitan Life Insurance Company since 1999; formerly,
                                        Director, President and Chief Operating Officer 1997-1998
                                        of NELICO; President and Chief Executive Officer 1996-1997
                                        of Equitable Life Assurance Society; President and Chief
                                        Operating Officer 1996-1997 of Equitable Companies, Inc.;
                                        President and Chief Operating Officer 1994-1996 of
                                        Equitable Life Assurance Society.
Susan C. Crampton.................    Director of NELICO since 1996 and serves as Principal of The
  6 Tarbox Road                       Vermont Partnership, a business consulting firm located in
  Jericho, VT 05465                     Jericho, Vermont since 1989; formerly, Director 1989-1996
                                        of New England Mutual.
Edward A. Fox.....................    Director of NELICO since 1996 and Chairman of the Board of
  R.R. Box 67-15                      SLM Holdings since 1997; formerly, Director 1994-1996 of New
  Harborside, ME 04642                  England Mutual.
George J. Goodman.................    Director of NELICO since 1996 and author, television
  Adam Smith's Global Television      journalist, and editor.
  50th Floor, Craig Drill Capital
  General Motors Building
  767 Fifth Street
  New York, NY 10153
Dr. Evelyn E. Handler.............    Director of NELICO since 1996 and President of Merrimack
  Ten Sterling Place                  Higher Education Associates, Inc. since 1998; formerly,
  Bow, NH 03304                         Director 1987-1996 of New England Mutual and Executive
                                        Director and Chief Executive Officer 1994-1997 of the
                                        California Academy of Sciences.
Philip K. Howard, Esq.............    Director of NELICO since 1996 and Partner of the law firm of
  Covington & Burling                 Covington & Burling in New York City.
  1330 Avenue of the Americas
  New York, NY 10019
Bernard A. Leventhal..............    Director of NELICO since 1996; formerly, Vice Chairman of
  Burlington Industries               the Board of Directors 1995-1998 of Burlington Industries,
  1345 Avenue of the Americas           Inc.; Director and Executive Vice President 1993-1995 of
  17th Floor                            Burlington Menswear Division.
  New York, NY 10105
Thomas J. May.....................    Director of NELICO since 1996 and Chairman and Chief
  NSTAR                               Executive Officer of NSTAR since 2000; formerly, Chairman,
  800 Boylston Street                   President and Chief Executive Officer of Boston Edison
  Boston, MA 02199                      Company 1994-2000, and Director 1994-1996 of New England
                                        Mutual.
Stewart G. Nagler.................    Director of NELICO since 1996 and Vice Chairman and Chief
  Metropolitan Life Insurance Co.     Financial Officer of Metropolitan Life Insurance Company
  One Madison Avenue                    since 1998; formerly, Senior Executive Vice President and
  New York, NY 10010                    Chief Financial Officer 1986-1998 of Metropolitan Life
                                        Insurance Company.
Catherine A. Rein.................    Director of NELICO since 1998 and President and Chief
  Metropolitan Property and           Executive Officer of Metropolitan Property and Casualty
  Casualty Insurance Company            since 1999; formerly, Senior Executive Vice President
  700 Quaker Lane                       1998-1999; Executive Vice President 1989-1998 of
  Warwick, RI 02887                     Metropolitan Life Insurance Company.

        NAME AND PRINCIPAL                           PRINCIPAL BUSINESS EXPERIENCE
         BUSINESS ADDRESS                              DURING THE PAST FIVE YEARS
        ------------------                           -----------------------------
Rand N. Stowell...................    Director of NELICO since 1996 and President of United Timber
  P.O. Box 60                         Corp. and President, Randwell Co. since 2000 of Weld, Maine;
  Weld, ME 04285                        formerly, Director 1990-1996 of New England Mutual.
Lisa M. Weber.....................    Director of NELICO since 2000 and Executive Vice President
  Metropolitan Life Insurance         of Metropolitan Life Insurance since 1998; formerly,
  Company                               Director of Diversity Strategies and Development and an
  One Madison Avenue                    Associate Director of Human Resources of Paine Webber.
  New York, NY 10010


                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS


                                                     PRINCIPAL BUSINESS EXPERIENCE
               NAME                                    DURING THE PAST FIVE YEARS
               ----                                  -----------------------------
James M. Benson...................    See Directors above.
David W. Allen....................    Senior Vice President of NELICO since 1996 and Vice
                                      President of Metropolitan Life Insurance Company since 2000;
                                        formerly, Senior Vice President 1994-1996 and Vice
                                        President 1990-1994 of New England Mutual.
Pauline V. Belisle................    Senior Vice President of NELICO since 1996 and Vice
                                      President of Metropolitan Life Insurance Company since 2000;
                                        formerly, Senior Vice President 1994-1996 of New England
                                        Mutual.
Mary Ann Brown....................    President, New England Products and Services of NELICO since
                                      1998 and Senior Vice President of Metropolitan Life
                                        Insurance Company since 2000; formerly, Director,
                                        Worldwide Life Insurance 1997-1998 of Swiss Reinsurance
                                        New Markets; President & Chief Executive Officer 1996-1998
                                        of Atlantic International Reinsurance Company; Executive
                                        Vice President 1996-1997 of Swiss Re Atrium and Swiss Re
                                        Services and Principal 1987-1996 of Tillinghast/Towers
                                        Perrin.
Anthony J. Candito................    President, NEF Information Services of NELICO and Chief
                                      Information Officer since 1998 and Senior Vice President of
                                        Metropolitan Life Insurance Company since 2000; formerly,
                                        Senior Vice President 1996-1998 of NELICO; Senior Vice
                                        President 1995-1996 and Vice President 1994-1995 of New
                                        England Mutual.
Thom A. Faria.....................    President, Career Agency System of NELICO since 1996 and
                                      President-NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Executive Vice President in
                                        1996; Senior Vice President 1993-1996 of New England
                                        Mutual.
Anne M. Goggin....................    Senior Vice President and General Counsel of NELICO since
                                      2000 and Chief Counsel-Individual Business of Metropolitan
                                        Life Insurance Company since 2000; formerly, Senior Vice
                                        President and Associate General Counsel 1997-2000; Vice
                                        President and Counsel of NELICO in 1996; Vice President
                                        and Counsel 1994-1996 of New England Mutual.
Daniel D. Jordan..................    Second Vice President, Counsel, Secretary and Clerk of
                                      NELICO since 1996 and Associate General Counsel of
                                        Metropolitan Life Insurance Company since 2001; formerly,
                                        Counsel and Assistant Secretary 1990-1996 of New England
                                        Mutual.
Alan C. Leland, Jr. ..............    Senior Vice President of NELICO since 1996 and Vice
                                      President of Metropolitan Life Insurance Company since 2000;
                                        formerly, Vice President 1984-1996 of New England Mutual.
George J. Maloof..................    Senior Vice President of NELICO since 1996 and Senior Vice
                                      President-NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1991-1996 of
                                        New England Mutual.
Kenneth D. Martinelli.............    Senior Vice President of NELICO since 1999 and Senior Vice
                                      President-NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1997-1999 of
                                        NELICO and Vice President 1994-1997 of The Equitable Life
                                        Assurance Company.
Thomas W. McConnell...............    Senior Vice President of NELICO since 1996 and Director,
                                      Chief Executive Officer and President of New England
                                        Securities Corporation since 1993.
Hugh C. McHaffie..................    Senior Vice President of NELICO since 1999 and Senior Vice
                                      President of Metropolitan Life Insurance Company since 2000;
                                        formerly, Vice President 1994-1999 of Manufacturers Life
                                        Insurance Company of North America.

                                                     PRINCIPAL BUSINESS EXPERIENCE
               NAME                                    DURING THE PAST FIVE YEARS
               ----                                  -----------------------------
Stephen J. McLaughlin.............    Senior Vice President of NELICO since 1999 and Senior Vice
                                      President-NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1996-1999 of
                                        NELICO and Vice President 1994-1996 of New England Mutual.
Thomas W. Moore...................    Senior Vice President of NELICO since 1996 and Senior Vice
                                      President-NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1990-1996 of
                                        New England Mutual.
David Y. Rogers...................    Executive Vice President and Chief Financial Officer of
                                      NELICO since 1999 and Senior Vice President of Metropolitan
                                        Life Insurance Company since 2000; formerly, Partner,
                                        Actuarial Consulting 1992-1999 of Price Waterhouse Coopers
                                        LLP.
John G. Small, Jr. ...............    President, New England Services of NELICO since 1997 and
                                      Vice President of Metropolitan Life Insurance Company since
                                        2000; formerly, Senior Vice President 1996-1997 of NELICO
                                        and Senior Vice President 1990-1996 of New England Mutual.


    The principal business address for each of the directors and executive officers is the same as NELICO's except where indicated.

                                 VOTING RIGHTS

    We own Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

    Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to
(ii) the total cash value in that Sub-Account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

    We will vote Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

    The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

    We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Sub-Account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                           RIGHTS RESERVED BY NELICO

    We and our affiliates may change the voting procedures described above, and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add sub-accounts; (2) to combine sub-accounts; (3) to substitute shares of a new fund for shares of an Eligible Fund (the new fund may have different fees and expenses), to close a sub-account to allocations of premium payments or cash value or both at any time in our sole discretion, or to transfer assets to our general account as permitted by applicable law; (4) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; and (5) to deregister the Variable Account under the Investment Company Act of 1940. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

    For information about historical values of the Variable Account Sub-Accounts, call 1-800-333-2501.

    For Sub-Account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.


    You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.


                                    REPORTS

    We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, subaccount transfers, lapses, surrenders and other Policy transactions when they occur.

    You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

    Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.

    Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience. We may also use "unit values" to provide information about the Variable Account's investment performance in this prospectus, marketing materials, and historical illustrations.

    Publications may use articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.

    We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

    Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS


    Legal matters in connection with the Policies described in this prospectus have been passed on by Anne M. Goggin, General Counsel of NELICO. Sutherland, Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to federal securities laws.


                             REGISTRATION STATEMENT

    This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

    The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

    Actuarial matters included in this prospectus have been examined by James J. Reilly, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                   APPENDIX A

                 ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
                    NET CASH VALUES AND ACCUMULATED PREMIUMS

    The tables in Appendix A illustrate the way the Policies work. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on face amounts of $100,000 and $500,000 for a male aged 40. The insured is assumed to be in the nonsmoker aggregate class for the $100,000 face amount and in the nonsmoker preferred class for the $500,000 face amount. The Tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. The illustrations for the $500,000 face amount reflect the lower sales charge and, in the illustrations based on current charges, the cost of insurance, Policy fee, and first-year administrative charges that would apply to a Policy if issued in the personal market or if issued in business situations or to tax-qualified pension plans which qualify for those lower charges. (See "Charges and Expenses".) Illustrations show Option 1 and Option 2 death benefits.

    The illustrated death benefits, net cash values and cash values for a Policy would be different, either higher or lower, from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average during the period, if premiums were paid in other amounts or at other than annual intervals. They would also be different depending on the allocation of cash value among the Variable Account's Sub-Accounts, if the actual gross rate of return for all Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Sub-Accounts. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown on particular illustrations even if the average rate of return is achieved.


    The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, an administrative charge, a minimum death benefit guarantee charge and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The net cash values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first 11 Policy years. The death benefits, net cash values and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .60% (on a current basis) and .90% (on a guaranteed basis) of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges and Expenses".) The illustrations reflect an average of the investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .75% of the average daily net assets of the Eligible Funds. This average reflects expense subsidies by the investment advisers of certain Eligible Funds that may be voluntary and of limited duration.


    Taking account of the mortality and expense risk charge and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.34%, 4.58% and 10.50%, respectively, based on the current charge for mortality and expense risks, and -1.64%, 4.27% and 10.17%, respectively, based on the guaranteed maximum charge for mortality and expense risks. (See "Net Investment Experience".)

    The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

    The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each Policy year.

    If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Where applicable, we will also furnish on request an illustration for a Policy which is not affected by the sex of the insured.

                               MALE ISSUE AGE 40

                       $920 ANNUAL PREMIUM FOR NONSMOKER

                          AGGREGATE UNDERWRITING RISK
                              $100,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                               DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
         ACCUMULATED            GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY    INTEREST     ------------------------------   ----------------------------   ----------------------------
 YEAR     PER YEAR        0%         6%        12%        0%        6%        12%        0%        6%        12%
------   -----------      --         --        ---        --        --        ---        --        --        ---
   1      $    966     $100,000   $100,000   $100,000   $     0   $    36   $     74   $   438   $   475   $    513
   2         1,980      100,000    100,000    100,000       482       587        697       934     1,039      1,149
   3         3,045      100,000    100,000    100,000       663       867      1,090     1,408     1,612      1,835
   4         4,164      100,000    100,000    100,000     1,136     1,472      1,853     1,856     2,192      2,573
   5         5,338      100,000    100,000    100,000     1,584     2,084      2,675     2,279     2,779      3,370
   6         6,571      100,000    100,000    100,000     2,094     2,792      3,648     2,673     3,371      4,227
   7         7,865      100,000    100,000    100,000     2,574     3,501      4,688     3,038     3,965      5,151
   8         9,224      100,000    100,000    100,000     3,063     4,252      5,840     3,410     4,600      6,188
   9        10,652      100,000    100,000    100,000     3,578     5,066      7,137     3,809     5,297      7,368
  10        12,150      100,000    100,000    100,000     4,140     5,965      8,613     4,256     6,081      8,729
  15        20,845      100,000    100,000    100,000     6,494    10,715     18,218     6,494    10,715     18,218
  20        31,942      100,000    100,000    100,000     8,076    16,024     33,523     8,076    16,024     33,523
  25        46,104      100,000    100,000    100,000     9,025    22,227     58,799     9,025    22,227     58,799
  30        64,180      100,000    100,000    116,180     8,619    28,971    101,026     8,619    28,971    101,026
  35        87,249      100,000    100,000    179,210     5,785    35,721    170,676     5,785    35,721    170,676

          INTERNAL RATE OF RETURN           INTERNAL RATE OF RETURN
             ON NET CASH VALUE                 ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  ----------------------------   ---------------------------------
 YEAR      0%        6%        12%        0%          6%          12%
------     --        --        ---        --          --          ---
   1    -100.00%   -96.10%   -92.00%          --          --          --
   2     -62.02    -55.76    -49.63       893.77%     893.77%     893.77%
   3     -55.93    -47.60    -39.74       339.63      339.63      339.63
   4     -41.75    -33.43    -25.63       191.74      191.74      191.74
   5     -33.59    -25.30    -17.56       128.36      128.36      128.36
   6     -27.22    -19.23    -11.73        94.26       94.26       94.26
   7     -23.11    -15.29     -7.95        73.32       73.32       73.32
   8     -20.00    -12.36     -5.17        59.30       59.30       59.30
   9     -17.45    -10.03     -2.99        49.32       49.32       49.32
  10     -15.23     -8.06     -1.20        41.90       41.90       41.90
  15     -10.18     -3.23      3.40        22.49       22.49       22.49
  20      -8.72     -1.34      5.42        14.37       14.37       14.37
  25      -8.27     -0.26      6.62        10.03       10.03       10.03
  30      -9.15      0.31      7.44         7.38        7.38        8.16
  35     -13.65      0.57      7.99         5.62        5.62        8.20


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                       $920 ANNUAL PREMIUM FOR NONSMOKER

                          AGGREGATE UNDERWRITING RISK
                              $100,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                               DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
         ACCUMULATED            GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY    INTEREST     ------------------------------   ----------------------------   ----------------------------
 YEAR     PER YEAR        0%         6%        12%        0%        6%        12%        0%        6%        12%
------   -----------      --         --        ---        --        --        ---        --        --        ---
   1      $    966     $100,000   $100,000   $100,000   $     0   $    21   $     59   $   424   $   461   $    498
   2         1,980      100,000    100,000    100,000       417       519        625       869       971      1,078
   3         3,045      100,000    100,000    100,000       546       741        954     1,291     1,487      1,699
   4         4,164      100,000    100,000    100,000       967     1,284      1,644     1,687     2,004      2,364
   5         5,338      100,000    100,000    100,000     1,362     1,830      2,382     2,057     2,525      3,077
   6         6,571      100,000    100,000    100,000     1,818     2,465      3,261     2,398     3,045      3,840
   7         7,865      100,000    100,000    100,000     2,245     3,098      4,193     2,708     3,562      4,656
   8         9,224      100,000    100,000    100,000     2,639     3,727      5,182     2,986     4,074      5,529
   9        10,652      100,000    100,000    100,000     3,000     4,349      6,233     3,232     4,580      6,464
  10        12,150      100,000    100,000    100,000     3,325     4,961      7,349     3,440     5,076      7,465
  15        20,845      100,000    100,000    100,000     3,795     7,230     13,573     3,795     7,230     13,573
  20        31,942      100,000    100,000    100,000     2,412     8,083     21,856     2,412     8,083     21,856
  25        46,104                 100,000    100,000               5,996     33,091               5,996     33,091
  30        64,180                            100,000                         48,650                         48,650
  35        87,249                            100,000                         72,629                         72,629

          INTERNAL RATE OF RETURN           INTERNAL RATE OF RETURN
             ON NET CASH VALUE                 ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  ----------------------------   ---------------------------------
 YEAR      0%        6%        12%        0%          6%          12%
------     --        --        ---        --          --          ---
   1    -100.00%   -97.67%   -93.62%          --          --          --
   2     -66.12    -59.77    -53.57       893.77%     893.77%     893.77%
   3     -61.35    -52.57    -44.40       339.63      339.63      339.63
   4     -46.65    -37.87    -29.74       191.74      191.74      191.74
   5     -38.04    -29.27    -21.18       128.36      128.36      128.36
   6     -31.13    -22.69    -14.88        94.26       94.26       94.26
   7     -26.63    -18.39    -10.75        73.32       73.32       73.32
   8     -23.54    -15.41     -7.86        59.30       59.30       59.30
   9     -21.34    -13.24     -5.74        49.32       49.32       49.32
  10     -19.75    -11.63     -4.13        41.90       41.90       41.90
  15     -18.82     -8.62     -0.21        22.49       22.49       22.49
  20     -27.58     -8.71      1.61        14.37       14.37       14.37
  25               -12.94      2.69                    10.03       10.03
  30                           3.44                                 7.38
  35                           4.14                                 5.62


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                            $920 ANNUAL PREMIUM FOR

                          AGGREGATE UNDERWRITING RISK
                              $100,000 FACE AMOUNT
                             OPTION 2 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                               DEATH BENEFIT                  NET CASH VALUE                  CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL
         ACCUMULATED            GROSS ANNUAL                   GROSS ANNUAL                  GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF               RATE OF RETURN OF             RATE OF RETURN OF
POLICY    INTEREST     ------------------------------   ---------------------------   ---------------------------
 YEAR     PER YEAR        0%         6%        12%        0%       6%        12%        0%       6%        12%
------   -----------      --         --        ---        --       --        ---        --       --        ---
   1       $   966     $100,436   $100,474   $100,511   $    0   $    34   $     72   $  436   $   474   $    511
   2         1,980      100,930    101,034    101,144      478       582        692      930     1,034      1,144
   3         3,045      101,399    101,603    101,824      654       858      1,079    1,399     1,603      1,824
   4         4,164      101,842    102,175    102,553    1,122     1,455      1,833    1,842     2,175      2,553
   5         5,338      102,257    102,753    103,336    1,562     2,058      2,641    2,257     2,753      3,336
   6         6,571      102,642    103,331    104,176    2,063     2,752      3,597    2,642     3,331      4,176
   7         7,865      102,996    103,908    105,075    2,532     3,445      4,612    2,996     3,908      5,075
   8         9,224      103,356    104,524    106,081    3,008     4,176      5,734    3,356     4,524      6,081
   9        10,652      103,743    105,200    107,227    3,512     4,969      6,995    3,743     5,200      7,227
  10        12,150      104,179    105,964    108,550    4,063     5,848      8,434    4,179     5,964      8,550
  15        20,845      106,352    110,448    117,713    6,352    10,448     17,713    6,352    10,448     17,713
  20        31,942      107,790    115,379    132,034    7,790    15,379     32,034    7,790    15,379     32,034
  25        46,104      108,523    120,843    154,817    8,523    20,843     54,817    8,523    20,843     54,817
  30        64,180      107,774    126,041    190,486    7,774    26,041     90,486    7,774    26,041     90,486
  35        87,249      104,480    129,563    245,844    4,480    29,563    145,844    4,480    29,563    145,844

          INTERNAL RATE OF RETURN           INTERNAL RATE OF RETURN
             ON NET CASH VALUE                 ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  ----------------------------   ---------------------------------
 YEAR      0%        6%        12%        0%          6%          12%
------     --        --        ---        --          --          ---
   1    -100.00%   -96.27%   -92.18%          --          --          --
   2     -62.28    -56.03    -49.91       898.61%     899.14%     899.71%
   3     -56.30    -47.96    -40.11       341.87      342.19      342.54
   4     -42.14    -33.81    -26.01       193.25      193.52      193.82
   5     -34.00    -25.70    -17.95       129.54      129.80      130.10
   6     -27.63    -19.63    -12.13        95.27       95.52       95.84
   7     -23.53    -15.71     -8.36        74.20       74.47       74.81
   8     -20.42    -12.78     -5.58        60.10       60.38       60.74
   9     -17.86    -10.43     -3.39        50.08       50.37       50.77
  10     -15.61     -8.44     -1.59        42.63       42.94       43.37
  15     -10.51     -3.57      3.06        23.15       23.56       24.25
  20      -9.16     -1.74      5.02        14.96       15.49       16.55
  25      -8.87     -0.77      6.16        10.54       11.21       12.73
  30     -10.21     -0.38      6.86         7.77        8.58       10.68
  35     -17.02     -0.48      7.30         5.82        6.78        9.54



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                       $920 ANNUAL PREMIUM FOR NONSMOKER

                          AGGREGATE UNDERWRITING RISK
                              $100,000 FACE AMOUNT
                             OPTION 2 DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                               DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
         ACCUMULATED            GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY    INTEREST     ------------------------------   ----------------------------   ----------------------------
 YEAR     PER YEAR        0%         6%        12%        0%        6%        12%        0%        6%        12%
------   -----------      --         --        ---        --        --        ---        --        --        ---
   1      $    966     $100,422   $100,459   $100,496         0   $    20   $     57   $   422   $   459   $    496
   2         1,980      100,865    100,967    101,073       413       515        621       865       967      1,073
   3         3,045      101,283    101,477    101,689       538       732        944     1,283     1,477      1,689
   4         4,164      101,674    101,988    102,345       954     1,268      1,625     1,674     1,988      2,345
   5         5,338      102,037    102,500    103,046     1,342     1,805      2,351     2,037     2,500      3,046
   6         6,571      102,369    103,008    103,792     1,790     2,428      3,213     2,369     3,008      3,792
   7         7,865      102,669    103,509    104,586     2,206     3,046      4,122     2,669     3,509      4,586
   8         9,224      102,936    104,003    105,429     2,588     3,655      5,082     2,936     4,003      5,429
   9        10,652      103,167    104,486    106,326     2,935     4,254      6,094     3,167     4,486      6,326
  10        12,150      103,360    104,953    107,277     3,244     4,837      7,161     3,360     4,953      7,277
  15        20,845      103,602    106,859    112,865     3,602     6,859     12,865     3,602     6,859     12,865
  20        31,942      102,065    107,188    119,619     2,065     7,188     19,619     2,065     7,188     19,619
  25        46,104                 104,214    126,718               4,214     26,718               4,214     26,718
  30        64,180                            131,505                         31,505                         31,505
  35        87,249                            128,012                         28,012                         28,012

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
             ON NET CASH VALUE              ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY  ----------------------------   ---------------------------
 YEAR      0%        6%        12%       0%        6%        12%
------     --        --        ---       --        --        ---
   1    -100.00%   -97.83%   -93.80%       --        --        --
   2     -66.38    -60.04    -53.85    898.26%   898.80%   899.34%
   3     -61.74    -52.95    -44.78    341.68    341.99    342.33
   4     -47.06    -38.27    -30.13    193.11    193.37    193.65
   5     -38.47    -29.68    -21.59    129.43    129.67    129.95
   6     -31.56    -23.11    -15.30     95.16     95.40     95.70
   7     -27.08    -18.82    -11.18     74.11     74.35     74.67
   8     -24.01    -15.86     -8.30     60.00     60.26     60.59
   9     -21.83    -13.71     -6.20     49.96     50.23     50.59
  10     -20.26    -12.12     -4.61     42.49     42.76     43.16
  15     -19.74     -9.38     -0.88     22.87     23.20     23.80
  20     -30.81    -10.15      0.61     14.53     14.91     15.77
  25               -17.81      1.13               10.29     11.50
  30                           0.84                          8.80
  35                          -0.79                          6.73



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                      $4,600 ANNUAL PREMIUM FOR NONSMOKER

                          PREFERRED UNDERWRITING RISK
                              $500,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                                DEATH BENEFIT                     NET CASH VALUE                      CASH VALUE
          PREMIUMS          ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
         ACCUMULATED             GROSS ANNUAL                      GROSS ANNUAL                      GROSS ANNUAL
END OF      AT 5%             RATE OF RETURN OF                  RATE OF RETURN OF                 RATE OF RETURN OF
POLICY    INTEREST     --------------------------------   -------------------------------   -------------------------------
YEAR      PER YEAR        0%         6%         12%         0%         6%         12%         0%         6%         12%
------   -----------      --         --         ---         --         --         ---         --         --         ---
   1      $  4,830     $500,000   $500,000   $  500,000   $   756   $    969   $    1,183   $ 2,952   $  3,166   $    3,380
   2         9,902      500,000    500,000      500,000     3,817      4,435        5,081     6,077      6,696        7,341
   3        15,227      500,000    500,000      500,000     5,319      6,544        7,873     9,045     10,269       11,598
   4        20,818      500,000    500,000      500,000     8,252     10,284       12,578    11,852     13,885       16,178
   5        26,689      500,000    500,000      500,000    11,057     14,100       17,674    14,532     17,575       21,149
   6        32,853      500,000    500,000      500,000    14,215     18,475       23,685    17,111     21,371       26,581
   7        39,326      500,000    500,000      500,000    17,336     23,024       30,273    19,653     25,341       32,589
   8        46,122      500,000    500,000      500,000    20,458     27,796       37,538    22,195     29,533       39,275
   9        53,258      500,000    500,000      500,000    23,646     32,866       45,620    24,804     34,024       46,779
  10        60,751      500,000    500,000      500,000    26,955     38,305       54,662    27,535     38,884       55,241
  15       104,224      500,000    500,000      500,000    40,862     67,125      113,596    40,862     67,125      113,596
  20       159,709      500,000    500,000      500,000    51,510    100,850      209,024    51,510    100,850      209,024
  25       230,522      500,000    500,000      500,000    58,447    140,640      366,784    58,447    140,640      366,784
  30       320,900      500,000    500,000      722,863    58,568    185,876      628,576    58,568    185,876      628,576
  35       436,247      500,000    500,000    1,110,409    47,742    236,575    1,057,533    47,742    236,575    1,057,533

        INTERNAL RATE OF RETURN    INTERNAL RATE OF RETURN
           ON NET CASH VALUE           ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL
              GROSS ANNUAL               GROSS ANNUAL
END OF     RATE OF RETURN OF          RATE OF RETURN OF
POLICY  ------------------------   ------------------------
YEAR      0%       6%      12%       0%       6%      12%
------    --       --      ---       --       --      ---
   1    -83.57%  -78.93%  -74.28%      --       --       --
   2    -46.09   -39.81   -33.62   893.77%  893.77%  893.77%
   3    -40.60   -32.92   -25.55   339.63   339.63   339.63
   4    -29.60   -21.96   -14.65   191.74   191.74   191.74
   5    -23.48   -15.89    -8.65   128.36   128.36   128.36
   6    -18.72   -11.37    -4.36    94.26    94.26    94.26
   7    -15.54    -8.39    -1.54    73.32    73.32    73.32
   8    -13.25    -6.27     0.44    59.30    59.30    59.30
   9    -11.47    -4.66     1.94    49.32    49.32    49.32
  10    -10.01    -3.36     3.11    41.90    41.90    41.90
  15     -6.89    -0.35     6.01    22.49    22.49    22.49
  20     -5.92     0.87     7.30    14.37    14.37    14.37
  25     -5.72     1.51     8.06    10.03    10.03    10.03
  30     -6.32     1.86     8.57     7.38     7.38     9.29
  35     -8.42     2.04     8.90     5.62     5.62     9.11


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                      $4,600 ANNUAL PREMIUM FOR NONSMOKER

                          PREFERRED UNDERWRITING RISK
                              $500,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.


                               DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
         ACCUMULATED            GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY    INTEREST     ------------------------------   ----------------------------   ----------------------------
YEAR      PER YEAR        0%         6%        12%        0%        6%        12%        0%        6%        12%
------   -----------      --         --        ---        --        --        ---        --        --        ---
   1      $  4,830     $500,000   $500,000   $500,000   $   626   $   835   $  1,044   $ 2,822   $ 3,031   $  3,240
   2         9,902      500,000    500,000    500,000     3,159     3,748      4,362     5,419     6,008      6,622
   3        15,227      500,000    500,000    500,000     4,167     5,305      6,540     7,893     9,030     10,265
   4        20,818      500,000    500,000    500,000     6,630     8,484     10,581    10,230    12,084     14,181
   5        26,689      500,000    500,000    500,000     8,959    11,699     14,925    12,435    15,174     18,401
   6        32,853      500,000    500,000    500,000    11,593    15,386     20,042    14,489    18,282     22,938
   7        39,326      500,000    500,000    500,000    14,071    19,085     25,502    16,388    21,402     27,818
   8        46,122      500,000    500,000    500,000    16,386    22,788     31,334    18,124    24,526     33,072
   9        53,258      500,000    500,000    500,000    18,532    26,487     37,572    19,690    27,645     38,730
  10        60,751      500,000    500,000    500,000    20,492    30,164     44,242    21,071    30,743     44,821
  15       104,224      500,000    500,000    500,000    24,506    45,126     82,927    24,506    45,126     82,927
  20       159,709      500,000    500,000    500,000    19,282    54,219    137,481    19,282    54,219    137,481
  25       230,522                 500,000    500,000              50,620    217,575              50,620    217,575
  30       320,900                 500,000    500,000              17,645    342,467              17,645    342,467
  35       436,247                            589,219                        561,161                        561,161

        INTERNAL RATE OF RETURN    INTERNAL RATE OF RETURN
           ON NET CASH VALUE           ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL
              GROSS ANNUAL               GROSS ANNUAL
END OF     RATE OF RETURN OF          RATE OF RETURN OF
POLICY  ------------------------   ------------------------
YEAR      0%       6%      12%       0%       6%      12%
------    --       --      ---       --       --      ---
   1    -86.40%  -81.86%  -77.30%      --       --       --
   2    -53.22   -46.82   -40.54   893.77%  893.77%  893.77%
   3    -48.89   -40.70   -32.95   339.63   339.63   339.63
   4    -36.85   -28.66   -20.95   191.74   191.74   191.74
   5    -29.90   -21.74   -14.08   128.36   128.36   128.36
   6    -24.40   -16.50    -9.08    94.26    94.26    94.26
   7    -20.84   -13.11    -5.83    73.32    73.32    73.32
   8    -18.41   -10.78    -3.59    59.30    59.30    59.30
   9    -16.68    -9.09    -1.95    49.32    49.32    49.32
  10    -15.43    -7.85    -0.71    41.90    41.90    41.90
  15    -14.52    -5.52     2.27    22.49    22.49    22.49
  20    -19.03    -5.36     3.69    14.37    14.37    14.37
  25              -7.10     4.61             10.03    10.03
  30             -20.66     5.36              7.38     7.38
  35                        6.14                       6.36


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                      $4,600 ANNUAL PREMIUM FOR NONSMOKER

                          PREFERRED UNDERWRITING RISK
                              $500,000 FACE AMOUNT
                             OPTION 2 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                                DEATH BENEFIT                    NET CASH VALUE                    CASH VALUE
          PREMIUMS          ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
         ACCUMULATED             GROSS ANNUAL                     GROSS ANNUAL                    GROSS ANNUAL
END OF      AT 5%             RATE OF RETURN OF                 RATE OF RETURN OF               RATE OF RETURN OF
POLICY    INTEREST     --------------------------------   -----------------------------   -----------------------------
 YEAR     PER YEAR        0%         6%         12%         0%         6%        12%        0%         6%        12%
------   -----------      --         --         ---         --         --        ---        --         --        ---
   1      $  4,830     $502,946   $503,159   $  503,373   $   750   $    963   $  1,177   $ 2,946   $  3,159   $  3,373
   2         9,902      506,060    506,677      507,320     3,799      4,416      5,060     6,060      6,677      7,320
   3        15,227      509,008    510,227      511,550     5,283      6,502      7,824     9,008     10,227     11,550
   4        20,818      511,787    513,807      516,086     8,187     10,207     12,486    11,787     13,807     16,086
   5        26,689      514,430    517,449      520,994    10,955     13,974     17,519    14,430     17,449     20,994
   6        32,853      516,964    521,181      526,337    14,068     18,285     23,441    16,964     21,181     26,337
   7        39,326      519,453    525,073      532,232    17,136     22,756     29,915    19,453     25,073     32,232
   8        46,122      521,939    529,175      538,777    20,201     27,437     37,039    21,939     29,175     38,777
   9        53,258      524,491    533,566      546,114    23,332     32,408     44,956    24,491     33,566     46,114
  10        60,751      527,167    538,323      554,391    26,588     37,744     53,812    27,167     38,323     54,391
  15       104,224      540,156    565,807      611,123    40,156     65,807    111,123    40,156     65,807    111,123
  20       159,709      550,090    597,669      701,715    50,090     97,669    201,715    50,090     97,669    201,715
  25       230,522      555,806    633,461      846,344    55,806    133,461    346,344    55,806    133,461    346,344
  30       320,900      553,803    669,794    1,074,945    53,803    169,794    574,945    53,803    169,794    574,945
  35       436,247      539,828    701,350    1,435,697    39,828    201,350    935,697    39,828    201,350    935,697

        INTERNAL RATE OF RETURN         INTERNAL RATE OF RETURN
           ON NET CASH VALUE               ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
              GROSS ANNUAL                   GROSS ANNUAL
END OF     RATE OF RETURN OF               RATE OF RETURN OF
POLICY  ------------------------   ---------------------------------
 YEAR     0%       6%      12%        0%          6%          12%
------    --       --      ---        --          --          ---
   1    -83.69%  -79.06%  -74.42%         --          --          --
   2    -46.27   -40.00   -33.82      900.06%     900.70%     901.37%
   3    -40.85   -33.17   -25.80      342.51      342.89      343.31
   4    -29.87   -22.23   -14.92      193.67      193.99      194.36
   5    -23.77   -16.17    -8.94      129.87      130.18      130.55
   6    -19.01   -11.66    -4.65       95.55       95.86       96.24
   7    -15.83    -8.69    -1.84       74.46       74.79       75.20
   8    -13.54    -6.57     0.14       60.35       60.69       61.13
   9    -11.75    -4.94     1.64       50.31       50.67       51.15
  10    -10.27    -3.63     2.83       42.85       43.22       43.75
  15     -7.13    -0.59     5.75       23.32       23.82       24.66
  20     -6.23     0.57     7.00       15.12       15.77       17.02
  25     -6.16     1.13     7.69       10.69       11.50       13.28
  30     -7.06     1.31     8.11        7.92        8.90       11.28
  35    -10.13     1.21     8.38        5.97        7.13       10.19



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                      $4,600 ANNUAL PREMIUM FOR NONSMOKER

                          PREFERRED UNDERWRITING RISK
                              $500,000 FACE AMOUNT
                             OPTION 2 DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.


                               DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
         ACCUMULATED            GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY    INTEREST     ------------------------------   ----------------------------   ----------------------------
 YEAR     PER YEAR        0%         6%        12%        0%        6%        12%        0%        6%        12%
------   -----------      --         --        ---        --        --        ---        --        --        ---
   1      $  4,830     $502,816   $503,025   $503,234   $   620   $   829   $  1,038   $ 2,816   $ 3,025   $  3,234
   2         9,902      505,398    505,985    506,597     3,138     3,724      4,336     5,398     5,985      6,597
   3        15,227      507,849    508,979    510,207     4,124     5,254      6,482     7,849     8,979     10,207
   4        20,818      510,155    511,994    514,074     6,555     8,394     10,474    10,155    11,994     14,074
   5        26,689      512,320    515,031    518,223     8,845    11,556     14,748    12,320    15,031     18,223
   6        32,853      514,325    518,069    522,663    11,429    15,173     19,767    14,325    18,069     22,663
   7        39,326      516,164    521,099    527,412    13,847    18,782     25,095    16,164    21,099     27,412
   8        46,122      517,828    524,110    532,491    16,090    22,372     30,753    17,828    24,110     32,491
   9        53,258      519,312    527,090    537,923    18,153    25,932     36,765    19,312    27,090     37,923
  10        60,751      520,597    530,019    543,723    20,018    29,440     43,144    20,597    30,019     43,723
  15       104,224      523,336    542,902    578,713    23,336    42,902     78,713    23,336    42,902     78,713
  20       159,709      517,059    548,683    623,936    17,059    48,683    123,936    17,059    48,683    123,936
  25       230,522                 538,915    678,018              38,915    178,018              38,915    178,018
  30       320,900                            732,145                        232,145                        232,145
  35       436,247                            763,740                        263,740                        263,740

        INTERNAL RATE OF RETURN         INTERNAL RATE OF RETURN
           ON NET CASH VALUE               ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
              GROSS ANNUAL                   GROSS ANNUAL
END OF     RATE OF RETURN OF               RATE OF RETURN OF
POLICY  ------------------------   ---------------------------------
 YEAR     0%       6%      12%        0%          6%          12%
------    --       --      ---        --          --          ---
   1    -86.52%  -81.99%  -77.44%         --          --          --
   2    -53.45   -47.06   -40.79      899.38%     899.98%     900.62%
   3    -49.23   -41.04   -33.29      342.14      342.50      342.89
   4    -37.21   -29.02   -21.31      193.40      193.70      194.04
   5    -30.29   -22.12   -14.46      129.65      129.93      130.26
   6    -24.79   -16.89    -9.47       95.35       95.63       95.97
   7    -21.25   -13.52    -6.24       74.27       74.56       74.92
   8    -18.83   -11.20    -4.00       60.15       60.45       60.84
   9    -17.13    -9.54    -2.38       50.10       50.41       50.83
  10    -15.91    -8.31    -1.17       42.62       42.94       43.40
  15    -15.31    -6.22     1.63       22.98       23.38       24.07
  20    -21.09    -6.55     2.76       14.63       15.10       16.10
  25              -9.86     3.21                   10.50       11.92
  30                        3.17                                9.35
  35                        2.59                                7.51



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

    This Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not predict future performance.


    The Policies became available in August, 1995. Except as noted, each Eligible Fund was made available to the Variable Account when that fund commenced operations. The Variable Account and the first three series of the Zenith Fund, the Capital Growth Series, the Back Bay Advisors Bond Income Series and the Back Bay Advisors Money Market Series, commenced operations on August 26, 1983. The Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Harris Oakmark Mid Cap Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series of the Zenith Fund commenced operations on May 2, 1994 and was made available to the Variable Account on December 19, 1994. The MFS Investors Trust Series and MFS Research Managers Series of the Zenith Fund commenced operations on April 30, 1999. The remaining Zenith Fund Series shown in this Appendix commenced operations on October 31, 1994 and were made available to the Variable Account on May 1, 1995.



    The commencement of operations for the following Portfolios of the Metropolitan Series Fund, Inc. was: March 3, 1997 for the Janus Mid Cap Portfolio; November 9, 1998 for the Russell 2000 Index Portfolio; and May 1, 2000 for Putnam Large Cap Growth Portfolio. These three Portfolios were made available to the Variable Account on May 1, 2000. The commencement of operations for the following Metropolitan Series Fund, Inc. Portfolios was: November 9, 1998 for the Lehman Brothers Aggregate Bond Index Portfolio and the Morgan Stanley EAFE Index Portfolio; and July 5, 2000 for the MetLife Mid Cap Stock Index Portfolio and State Street Research Aurora Small Cap Value Portfolio. The Janus Growth Portfolio commenced operations on May 1, 2001 and is not included in this Appendix. These Portfolios were made available to the Variable Account on May 1, 2001. The commencement of operations for the following Metropolitan Series Fund, Inc. Portfolios was: June 24, 1983 for the State Street Research Investment Trust Portfolio; and November 9, 1998 for the Neuberger Berman Partners Mid Cap Value Portfolio. The Franklin Templeton Small Cap Growth Portfolio commenced operations on May 1, 2001 and is not included in this Appendix. These Portfolios are scheduled to be made available to the Variable Account in the fourth quarter of 2001.



    On December 1, 2000, the Putnam International Stock Portfolio of the Metropolitan Series Fund, Inc. (which commenced operations on May 1, 1991) replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund (which commenced operations on October 31, 1994). Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series. On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. (which commenced operations on May 1, 1990) replaced the Westpeak Stock Index Series of the Zenith Fund (which commenced operations on May 1, 1987). Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.



    The MFS Mid-Cap Growth Portfolio and the PIMCO Innovation Portfolio of the Met Investors Series Trust commenced operations on February 12, 2001 and are not included in this Appendix. These Portfolios are scheduled to be added as investment options of the Variable Account in the fourth quarter of 2001.



    The commencement of operations for the following Funds of the American Funds Insurance Series was: February 8, 1984 for the American Funds Growth Fund and the American Funds Growth-Income Fund; and April 30, 1998 for the American Funds Global Small Capitalization Fund. These Funds were added as investment options of the Variable Account on May 1, 2001.


    The VIP Equity-Income Portfolio and VIP Overseas Portfolio commenced operations on October 9, 1986 and January 28, 1987, respectively, and were added as investment options of the Variable Account on April 30, 1993. The VIP High Income Portfolio and the VIP II Asset Manager Portfolio commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options of the Variable Account on December 19, 1994.

    We base the illustrations on the actual investment experience of the relevant Eligible Funds for the periods shown (net of actual charges and expenses incurred by the Eligible Funds), and reflect a charge for mortality and expense risks against the Variable Account's assets at the currently applicable annual rate of .60%. The illustrations assume that premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

    Many factors other than investment experience affect Policy values and benefits. These investment experience figures do not reflect the charges deducted from Premiums and Monthly Deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

    The annual net rate is the effective earnings rate at which the investment Sub-Accounts increased or decreased over a one-year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the Sub-Accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

    The effective annual net rate of return since inception is the annualized effective interest rate at which the Sub-Accounts increased or decreased since the inception dates of the Sub-Accounts. For each Sub-Account, we calculate the rate by taking the difference between the Sub-Account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

                     SUB-ACCOUNTS INVESTING IN ZENITH FUND

                                                            ANNUAL NET RATE OF RETURN
                         ------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                          FOR ONE YEAR ENDING
-----------              8/26/83-   -------------------------------------------------------------------------------------
                         12/31/83   12/31/84   12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91
                         --------   --------   --------   --------   --------   --------   --------   --------   --------
Capital Growth*........    8.64%      -.96%     67.09%     94.04%     51.79%     -9.34%     29.98%     -4.06%     53.06%
Back Bay Advisors Bond
 Income................    2.83%     11.93      18.05      14.15       1.65       7.72      11.63       7.44      17.25
Back Bay Advisors Money
 Market................    3.08%      9.96       7.61       6.16       5.89       6.87       8.60       7.54       5.58

                                                            ANNUAL NET RATE OF RETURN
                         ------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                    FOR ONE YEAR ENDING
-----------              ------------------------------------------------------------------------------------------------
                         12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
                         --------   --------   --------   --------   --------   --------   --------   --------   --------
Capital Growth*........   -6.61%     14.28%     -7.62%     37.21%     20.34%     22.74%     33.29%      15.01%     -5.22%
Back Bay Advisors Bond
 Income................    7.53      11.94      -3.94      20.47       3.98      10.23       8.39       -1.06       7.50
Back Bay Advisors Money
 Market................    3.18       2.36       3.35       5.07       4.50       4.71       4.63        4.34       5.59


                         8/26/83-   8/26/83-
SUB-ACCOUNT              12/31/00   12/31/00
-----------               TOTAL     EFFECTIVE
                          RETURN     ANNUAL
                         --------   ---------
Capital Growth*........  2560.46%     20.82%
Back Bay Advisors Bond
 Income................   340.22       8.92
Back Bay Advisors Money
 Market................   161.38       5.69


                                                                     ANNUAL NET RATE OF RETURN
                                       -------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                  FOR ONE YEAR ENDING
-----------                            5/1/87-    --------------------------------------------------------------------------
                                       12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94
                                       --------   --------   --------   --------   --------   --------   --------   --------
Back Bay Advisors Managed............   -1.06%      8.83%     18.37%      2.59%     19.45%      6.06%      9.99%     -1.70%

                                                          ANNUAL NET RATE OF RETURN
                                       ---------------------------------------------------------------   5/1/87-     5/1/87-
SUB-ACCOUNT                                                  FOR ONE YEAR ENDING                         12/31/00   12/31/00
-----------                            ---------------------------------------------------------------    TOTAL     EFFECTIVE
                                       12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                       --------   --------   --------   --------   --------   --------   --------   ---------
Back Bay Advisors Managed............   30.48%     14.34%     25.81%     18.94%      9.31%     -3.96%     319.78%     11.06%


                                                                   ANNUAL NET RATE OF RETURN
                                     -------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                FOR ONE YEAR ENDING
-----------                          4/30/93    --------------------------------------------------------------------------
                                     12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
                                     --------   --------   --------   --------   --------   --------   --------   --------
Westpeak Growth and Income.........   13.78%     -1.80%     35.65%     17.38%     32.67%     23.71%      8.70%     -5.72%
Harris Oakmark Mid Cap Value**.....   14.28       -.87      29.57      16.90      16.62      -6.03      -0.25      19.71


                                     4/30/93-   4/30/93-
SUB-ACCOUNT                          12/31/00   12/31/00
-----------                           TOTAL     EFFECTIVE
                                      RETURN     ANNUAL
                                     --------   ---------
Westpeak Growth and Income.........   199.27%     15.36%
Harris Oakmark Mid Cap Value**.....   124.58      11.12



                                                           FOR ONE YEAR ENDING
                                --------------------------------------------------------------------------   5/2/94-     5/2/94-
SUB-ACCOUNT                                                   ANNUAL NET RATE OF RETURN                      12/31/00   12/31/00
-----------                     5/2/94-    ---------------------------------------------------------------    TOTAL     EFFECTIVE
                                12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                --------   --------   --------   --------   --------   --------   --------   --------   ---------
Loomis Sayles Small Cap.......   -3.61%     28.08%     29.90%     24.11%     -2.28%     30.96%      4.62%     166.46%     15.84%



                                                       ANNUAL NET RATE OF RETURN
                               --------------------------------------------------------------------------   10/31/94-   10/31/94-
SUB-ACCOUNT                                                     FOR ONE YEAR ENDING                         12/31/00    12/31/00
-----------                    10/31/94   ---------------------------------------------------------------     TOTAL     EFFECTIVE
                               12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN      ANNUAL
                               --------   --------   --------   --------   --------   --------   --------   ---------   ---------
Alger Equity Growth..........   -4.29%     47.81%     12.49%     24.88%     46.90%     33.33%     -14.20%    233.96%      21.59%
Balanced***..................    -.20      24.05      16.21      15.48       8.46      -5.63       -2.50      65.80        8.54
Davis Venture Value..........   -3.60      38.45      25.08      32.70      13.73      16.81        8.83     220.33       20.77



                                                                ANNUAL NET RATE OF RETURN
                                                              ------------------------------    4/30/99-   4/30/99-
SUB-ACCOUNT                                                              FOR ONE YEAR ENDING    12/31/00   12/31/00
-----------                                                   4/30/99-   -------------------     TOTAL     EFFECTIVE
                                                              12/31/99        12/31/00           RETURN     ANNUAL
                                                              --------        --------          --------   ---------
MFS Investors Trust.........................................    2.44%            -.74%            1.68%      1.00%
MFS Research Managers.......................................   19.32            -4.21            14.30       8.32


------------
* Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** The Harris Oakmark Mid Cap Value Series' Sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998, and .75% thereafter.

*** The Balanced Series' sub-adviser was Loomis, Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser.



            SUB-ACCOUNTS INVESTING IN METROPOLITAN SERIES FUND, INC.


                                                                     ANNUAL NET RATE OF RETURN
                                                            --------------------------------------------    3/3/97-      3/3/97-
                                                                              FOR ONE YEAR ENDING           12/31/00    12/31/00
                                                            3/3/97-     --------------------------------     TOTAL      EFFECTIVE
SUB-ACCOUNT                                                 12/31/97    12/31/98    12/31/99    12/31/00     RETURN      ANNUAL
-----------                                                 --------    --------    --------    --------    --------    ---------
Janus Mid Cap.............................................   27.57%      36.37%      121.59%     -31.28%     164.95%      28.97%



                                                                 ANNUAL NET RATE OF RETURN
SUB-ACCOUNT                                                   --------------------------------    11/9/98-    11/9/98-
                                                                          FOR ONE YEAR ENDING     12/31/00    12/31/00
                                                              11/9/98-    --------------------     TOTAL      EFFECTIVE
                                                              12/31/98    12/31/99    12/31/00     RETURN      ANNUAL
                                                              --------    --------    --------    --------    ---------
Russell 2000 Index..........................................    5.39%      22.00%      -4.38%      22.95%       10.12%

                                                                ANNUAL NET      5/1/00-      5/1/00-
                                                              RATE OF RETURN    12/31/00    12/31/00
                                                                 5/1/00-         TOTAL      EFFECTIVE
SUB-ACCOUNT                                                      12/31/00        RETURN      ANNUAL
-----------                                                   --------------    --------    ---------
Putnam Large Cap Growth.....................................      -27.29%        -27.29%        N/A



                                                       ANNUAL NET RATE OF RETURN
                              ---------------------------------------------------------------------------   10/31/94-   10/31/94-
                                                                FOR ONE YEAR ENDING                         12/31/00    12/31/00
                              10/31/94-   ---------------------------------------------------------------     TOTAL     EFFECTIVE
SUB-ACCOUNT                   12/31/94    12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN      ANNUAL
-----------                   ---------   --------   --------   --------   --------   --------   --------   ---------   ---------
Putnam International
 Stock*.....................     2.50%      5.60%      6.03%      -1.89%     6.63%      23.87%    -10.73%     32.76%       4.70%


                                                                ANNUAL NET RATE OF RETURN
                                  --------------------------------------------------------------------------------------
                                                                         FOR ONE YEAR ENDING
                                  5/1/87-    ---------------------------------------------------------------------------
SUB-ACCOUNT                       12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94
-----------                       --------   --------   --------   --------   --------   --------   --------   --------
MetLife Stock Index**...........   -12.55%    15.65%     29.37%     -4.72%     29.65%      6.65%      9.07%       .51%

                                                     ANNUAL NET RATE OF RETURN
                                  ----------------------------------------------------------------   5/1/87-     5/1/87
                                                        FOR ONE YEAR ENDING                          12/31/00   12/31/00
                                  ----------------------------------------------------------------    TOTAL     EFFECTIVE
SUB-ACCOUNT                       12/31/95    12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
-----------                       --------    --------   --------   --------   --------   --------   --------   ---------
MetLife Stock Index**...........    36.10%     21.73%     31.70%     27.17%     19.66%     -9.59%     467.32%     13.54%



                                                                ANNUAL NET      7/5/00-      7/5/00-
                                                              RATE OF RETURN    12/31/00    12/31/00
                                                                 7/5/00-         TOTAL      EFFECTIVE
SUB-ACCOUNT                                                      12/31/00        RETURN      ANNUAL
-----------                                                   --------------    --------    ---------
MetLife Mid Cap Stock Index.................................       6.53%          6.53%         N/A



                                                                 ANNUAL NET RATE OF RETURN
                                                              --------------------------------    11/9/98-    11/9/98-
                                                                          FOR ONE YEAR ENDING     12/31/00    12/31/00
                                                              11/9/98-    --------------------     TOTAL      EFFECTIVE
SUB-ACCOUNT                                                   12/31/98    12/31/99    12/31/00     RETURN      ANNUAL
-----------                                                   --------    --------    --------    --------    ---------
Morgan Stanley EAFE Index...................................    8.02%      24.16%      -14.99%     14.02%        6.31%
Lehman Brothers Aggregate Bond Index........................    1.29       -1.96        10.75       9.98         4.54
Neuberger Berman Partners Mid Cap Value.....................    7.35       16.93        27.48      60.02        24.52


                                                                ANNUAL NET RATE OF RETURN
                           ----------------------------------------------------------------------------------------------------
                                                                   FOR ONE YEAR ENDING
                           6/24/83-  ------------------------------------------------------------------------------------------
SUB-ACCOUNT                12/31/83  12/31/84  12/31/85  12/31/86  12/31/87  12/31/88  12/31/89  12/31/90   12/31/91   12/31/92
-----------                --------  --------  --------  --------  --------  --------  --------  --------   --------   --------
State Street Research
 Investment Trust***.....   -2.66%    -0.07%    33.98%    9.55%     6.54%     11.43%    31.34%    -5.97%     32.29%     10.90%

                                                     ANNUAL NET RATE OF RETURN
                           ------------------------------------------------------------------------------
                                                        FOR ONE YEAR ENDING                                6/24/83-   6/24/83
                           ------------------------------------------------------------------------------  12/31/00  12/31/00
                                                                                                            TOTAL    EFFECTIVE
SUB-ACCOUNT                12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00   RETURN    ANNUAL
-----------                --------  --------  --------  --------  --------  --------  --------  --------  --------  ---------
State Street Research
 Investment Trust***.....   13.72%    -3.84%    32.34%    21.44%    27.60%    27.97%    17.76%    -6.74%   851.29%    14.51%



                                                                ANNUAL NET      7/5/00-      7/5/00-
                                                              RATE OF RETURN    12/31/00    12/31/00
                                                                 7/5/00-         TOTAL      EFFECTIVE
SUB-ACCOUNT                                                      12/31/00        RETURN      ANNUAL
-----------                                                   --------------    --------    ---------
State Street Research Aurora Small Cap Value................      22.86%         22.86%         N/A


---------------

  *On December 1, 2000, the Putnam International Stock Portfolio of the
   Metropolitan Series Fund, Inc. replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund (which commenced operations on October 31, 1994). Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series.



 **On April 27, 2001, the Met Life Stock Index Portfolio of the Metropolitan
   Series Fund, Inc. replaced the Westpeak Stock Index Series of the Zenith Fund (which commenced operations on May 1, 1987). Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.



***The State Street Research Investment Trust Portfolio commenced operations on
   June 24, 1983. Performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end Net Asset Values, as daily Net Asset Value information is not available.


                         SUB-ACCOUNTS INVESTING IN VIP

                                                              ANNUAL NET RATE OF RETURN
                           ------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                            FOR ONE YEAR ENDING
-----------                10/9/86-   -------------------------------------------------------------------------------------
                           12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94
                           --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income............     .06%     -3.08%     21.98%     16.64%     -15.80%    31.07%     16.39%     17.59%      6.43%

                                              ANNUAL NET RATE OF RETURN
                           ---------------------------------------------------------------   10/9/86-   10/9/86-
SUB-ACCOUNT                                      FOR ONE YEAR ENDING                         12/31/00   12/31/00
-----------                ---------------------------------------------------------------    TOTAL     EFFECTIVE
                           12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                           --------   --------   --------   --------   --------   --------   --------   ---------
Equity-Income............   34.29%     13.59%     27.34%     10.96%      5.69%      7.77%     449.48%     12.72%


                                                              ANNUAL NET RATE OF RETURN
                           ------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                            FOR ONE YEAR ENDING
-----------                1/28/87-   -------------------------------------------------------------------------------------
                           12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
                           --------   --------   --------   --------   --------   --------   --------   --------   --------
Overseas.................   -5.90%      7.48%     25.53%     -2.26%      7.79%     -11.12%     36.53%     1.12%      9.02%

                                        ANNUAL NET RATE OF RETURN
                           ----------------------------------------------------   1/28/87-   1/28/87-
SUB-ACCOUNT                                FOR ONE YEAR ENDING                    12/31/00   12/31/00
-----------                ----------------------------------------------------    TOTAL     EFFECTIVE
                           12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                           --------   --------   --------   --------   --------   --------   ---------
Overseas.................   12.53%     10.89%     12.08%     41.77%     -19.59%    183.69%     7.78%

                                                                ANNUAL NET RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                             FOR ONE YEAR ENDING
-----------            9/19/85-   ------------------------------------------------------------------------------------------------
                       12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
High Income..........    6.20%     16.98%      0.61%     10.97%     -4.75%     -2.82%     34.27%     22.43%     19.68%     -2.13%

                                          ANNUAL NET RATE OF RETURN
                       ---------------------------------------------------------------   9/19/85-   9/19/85-
SUB-ACCOUNT                                  FOR ONE YEAR ENDING                         12/31/00   12/31/00
-----------            ---------------------------------------------------------------    TOTAL     EFFECTIVE
                       12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                       --------   --------   --------   --------   --------   --------   --------   ---------
High Income..........   19.88%     13.35%     16.96%     -4.90%      7.51%     -22.94%    209.55%     7.67%


                        SUB-ACCOUNT INVESTING IN VIP II

                                                                     ANNUAL NET RATE OF RETURN
                                  ------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                   FOR ONE YEAR ENDING
-----------                       9/6/89-    -------------------------------------------------------------------------------------
                                  12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97
                                  --------   --------   --------   --------   --------   --------   --------   --------   --------
Asset Manager...................    .62%       6.08%     21.83%     11.04%     20.51%     -6.65%     16.26%     13.91%     19.93%

                                    ANNUAL NET RATE OF RETURN
                                  ------------------------------   9/6/89-     9/6/89-
SUB-ACCOUNT                            FOR ONE YEAR ENDING         12/31/00   12/31/00
-----------                       ------------------------------    TOTAL     EFFECTIVE
                                  12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                  --------   --------   --------   --------   ---------
Asset Manager...................   14.36%     10.43%     -4.50%     211.14%     10.55%



           SUB-ACCOUNTS INVESTING IN AMERICAN FUNDS INSURANCE SERIES


                                                           ANNUAL NET RATE OF RETURN
                       --------------------------------------------------------------------------------------------------
                                                              FOR ONE YEAR ENDING
                       --------------------------------------------------------------------------------------------------
                       2/8/84-
SUB-ACCOUNT            12/31/84   12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91    12/31/92
-----------            --------   --------   --------   --------   --------   --------   --------   --------    --------
Growth...............    1.33%     19.04%     29.27%      7.13%     13.59%     30.01%     -5.24%      32.11%       9.82%
Growth-Income........    8.37      36.09      21.10      -0.30      13.34      24.27      -3.46       22.95        6.97

                                                     ANNUAL NET RATE OF RETURN
                       -------------------------------------------------------------------------------------
                                                        FOR ONE YEAR ENDING                                    2/8/84-     2/8/84-
                       -------------------------------------------------------------------------------------   12/31/00   12/31/00
                                                                                                                TOTAL     EFFECTIVE
SUB-ACCOUNT            12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
-----------            --------   --------   --------   --------   --------   --------   --------   --------   --------   ---------
Growth...............   15.30%     -0.37%     32.11%     12.39%     29.02%     34.43%     56.33%      3.85%    1528.75%     18.05%
Growth-Income........   11.30       1.18      31.84      17.70      24.79      17.38      10.53       7.31      866.79      14.40



                                                                                                  4/30/98-    4/30/98-
                                                                                                  12/31/00    12/31/00
SUB-ACCOUNT                                                   4/30/98-                             TOTAL      EFFECTIVE
                                                              12/31/98    12/31/99    12/31/00     RETURN      ANNUAL
                                                              --------    --------    --------    --------    ---------
Global Small Capitalization.................................    2.06%      90.23%      -17.02%     61.09%       19.53%

POLICY PERFORMANCE


    The material below assumes a Policy was issued with a $500,000 face amount and Option 1 death benefit, with annual premiums paid on August 26 of each year (May 1 in the case of the Metropolitan Metlife Stock Index and Zenith Back Bay Managed and Metropolitan Putnam Large Cap Growth Sub-Accounts; May 2 in the case of the Zenith Loomis Sayles Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith Davis Venture Value, Zenith Alger Equity Growth and Metropolitan Putnam International Stock Sub-Accounts; October 9 in the case of the VIP Equity-Income Sub-Account; January 28 in the case of the VIP Overseas Sub-Account; April 30 in the case of the Zenith Westpeak Growth and Income and Zenith Harris Oakmark Mid Cap Value, Zenith MFS Investors Trust and Zenith MFS Research Managers Sub-Accounts; September 19 in the case of the VIP High Income Sub-Account; September 6 in the case of the VIP II Asset Manager Sub-Account; March 3 in the case of the Metropolitan Janus Mid Cap Sub-Account; November 9 in the case of the Metropolitan Russell 2000 Index Sub-Account; June 24 in the case of the Metropolitan State Street Research Investment Trust Sub-Account; November 9 in the case of the Metropolitan Lehman Brothers Aggregate Bond Index, the Metropolitan Morgan Stanley EAFE Index and the Metropolitan Neuberger Berman Partners Mid Cap Value Sub-Accounts; July 5 in the case of the Metropolitan Metlife Mid Cap Stock Index and the Metropolitan State Street Research Aurora Small Cap Value Sub-Accounts; February 8 in the case of the American Funds Growth Sub-Account, and the American Funds Growth-Income Sub-Account; and April 30 in the case of the American Funds Global Small Capitalization Sub Account), to a male age 40 in the nonsmoker preferred risk category. The death benefits, cash values and internal rates of return assume in each instance that the entire Policy value was invested in the particular Sub-Account for the period shown. The illustrations of Policy investment experience reflect all Policy charges based on NELICO's current rates. The illustrations reflect the lower sales charge, cost of insurance and first-year administrative charges that would apply to a Policy with that face amount if issued in the personal market or if issued in business situations or to tax-qualified pension plans which qualify for those lower charges. (See "Charges and Expenses".) (See Appendix A for the definition of the internal rate of return.)


                     MALE NON-SMOKER PREFERRED RISK AGE 40
                              $500,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*


                               TOTAL                                          INTERNAL RATE     INTERNAL RATE
                              PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON      OF RETURN ON
DATE                            PAID      BENEFITS     VALUE       VALUE      NET CASH VALUE    DEATH BENEFITS
----                          --------    --------    --------    --------    --------------    --------------
August 26, 1983.............  $ 4,600     $500,000    $  4,193    $  1,997            --                 --
December 31, 1983...........    4,600      500,000       4,125       1,929        -91.77%                --
December 31, 1984...........    9,200      500,000       7,105       4,771        -58.79           3,066.55%
December 31, 1985...........   13,800      500,000      15,671      11,873        -10.85             589.98
December 31, 1986...........   18,400      500,000      33,280      29,607         26.91             269.83
December 31, 1987...........   23,000      500,000      52,649      49,101         33.41             163.96
December 31, 1988...........   27,600      500,000      50,725      47,491         19.13             114.02
December 31, 1989...........   32,200      500,000      68,787      66,132         21.29              85.68
December 31, 1990...........   36,800      500,000      68,466      66,391         15.04              67.66
December 31, 1991...........   41,400      500,000     108,168     106,672         20.99              55.31
December 31, 1992...........   46,000      500,000     104,566     103,649         16.07              46.37
December 31, 1993...........   50,600      500,000     123,019     122,682         15.73              39.64
December 31, 1994...........   55,200      500,000     115,950     115,950         12.06              34.40
December 31, 1995...........   59,800      500,000     164,345     164,345         14.87              30.22
December 31, 1996...........   64,400      500,000     201,078     201,078         15.35              26.82
December 31, 1997...........   69,000      500,000     250,191     250,191         16.00              24.00
December 31, 1998...........   73,600      506,506     337,670     337,670         17.45              21.78
December 31, 1999...........   78,200      573,150     392,569     392,569         17.23              20.98
December 31, 2000...........   82,800      526,098     370,492     370,492         15.11              18.37

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT


                               TOTAL                                          INTERNAL RATE     INTERNAL RATE
                              PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON      OF RETURN ON
DATE                            PAID      BENEFITS     VALUE       VALUE      NET CASH VALUE    DEATH BENEFITS
----                          --------    --------    --------    --------    --------------    --------------
August 26, 1983.............  $ 4,600     $500,000    $  4,193    $  1,997            --                 --
December 31, 1983...........    4,600      500,000       3,877       1,680        -94.47%                --
December 31, 1984...........    9,200      500,000       7,687       5,354        -50.92           3,066.55%
December 31, 1985...........   13,800      500,000      12,407       8,609        -32.06             589.98
December 31, 1986...........   18,400      500,000      17,272      13,599        -15.95             269.83
December 31, 1987...........   23,000      500,000      20,551      17,003        -12.77             163.96
December 31, 1988...........   27,600      500,000      25,077      21,844         -8.23             114.02
December 31, 1989...........   32,200      500,000      30,907      28,252         -3.92              85.68
December 31, 1990...........   36,800      500,000      36,230      34,155         -1.95              67.66
December 31, 1991...........   41,400      500,000      45,659      44,162          1.48              55.31
December 31, 1992...........   46,000      500,000      52,157      51,240          2.21              46.37
December 31, 1993...........   50,600      500,000      61,621      61,283          3.53              39.64
December 31, 1994...........   55,200      500,000      62,370      62,370          2.07              34.40
December 31, 1995...........   59,800      500,000      78,760      78,760          4.24              30.22
December 31, 1996...........   64,400      500,000      85,284      85,284          4.00              26.82
December 31, 1997...........   69,000      500,000      97,283      97,283          4.53              24.00
December 31, 1998...........   73,600      500,000     108,806     108,806          4.80              21.64
December 31, 1999...........   78,200      500,000     110,831     110,831          4.03              19.63
December 31, 2000...........   82,800      500,000     123,309     123,309          4.32              17.90


ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT


                                 TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON      OF RETURN ON
DATE                              PAID      BENEFITS     VALUE      VALUE      NET CASH VALUE    DEATH BENEFITS
----                            --------    --------    -------    --------    --------------    --------------
August 26, 1983...............  $ 4,600     $500,000    $ 4,193    $ 1,997             --                 --
December 31, 1983.............    4,600      500,000      3,884      1,687         -94.40%                --
December 31, 1984.............    9,200      500,000      7,449      5,115         -54.15           3,066.55%
December 31, 1985.............   13,800      500,000     11,252      7,454         -40.73             589.98
December 31, 1986.............   18,400      500,000     15,042     11,369         -25.05             269.83
December 31, 1987.............   23,000      500,000     18,930     15,381         -16.97             163.96
December 31, 1988.............   27,600      500,000     23,179     19,945         -11.45             114.02
December 31, 1989.............   32,200      500,000     28,062     25,407          -7.14              85.68
December 31, 1990.............   36,800      500,000     33,079     31,003          -4.49              67.66
December 31, 1991.............   41,400      500,000     37,885     36,388          -2.99              55.31
December 31, 1992.............   46,000      500,000     42,158     41,241          -2.27              46.37
December 31, 1993.............   50,600      500,000     46,404     46,066          -1.77              39.64
December 31, 1994.............   55,200      500,000     51,350     51,350          -1.24              34.40
December 31, 1995.............   59,800      500,000     57,243     57,243          -0.69              30.22
December 31, 1996.............   64,400      500,000     63,016     63,016          -0.32              26.82
December 31, 1997.............   69,000      500,000     69,116     69,116           0.02              24.00
December 31, 1998.............   73,600      500,000     75,507     75,507           0.33              21.64
December 31, 1999.............   78,200      500,000     81,888     81,888           0.55              19.63
December 31, 2000.............   82,800      500,000     89,514     89,514           0.87              17.90

ZENITH BACK BAY MANAGED SUB-ACCOUNT


                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----                --------    --------    --------    --------    --------------    -------------
May 1, 1987....................  $  4,600    $500,000    $  4,193    $  1,997            --                --
December 31, 1987..............     4,600     500,000       3,419       1,223        -86.22%               --
December 31, 1988..............     9,200     500,000       7,049       4,746        -45.39          1,501.87%
December 31, 1989..............    13,800     500,000      12,038       8,272        -27.97            437.81
December 31, 1990..............    18,400     500,000      15,516      11,874        -19.37            225.59
December 31, 1991..............    23,000     500,000      21,787      18,271         -8.54            144.52
December 31, 1992..............    27,600     500,000      26,240      23,151         -5.54            103.47
December 31, 1993..............    32,200     500,000      31,879      29,369         -2.51             79.17
December 31, 1994..............    36,800     500,000      34,276      32,345         -3.11             63.30
December 31, 1995..............    41,400     500,000      48,554      47,203          2.79             52.21
December 31, 1996..............    46,000     500,000      58,720      57,947          4.41             44.07
December 31, 1997..............    50,600     500,000      77,880      77,686          7.38             37.87
December 31, 1998..............    55,200     500,000      96,177      96,177          8.69             33.00
December 31, 1999..............    59,800     500,000     108,462     108,462          8.57             29.10
December 31, 2000..............    64,400     500,000     105,897     105,897          6.68             25.90


ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT


                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
April 30, 1993..................  $ 4,600     $500,000    $  4,193    $  1,997            --                --
December 31, 1993...............    4,600      500,000       3,863       1,667        -77.95%               --
December 31, 1994...............    9,200      500,000       6,986       4,694        -45.89          1,494.34%
December 31, 1995...............   13,800      500,000      13,439       9,683        -19.89            436.80
December 31, 1996...............   18,400      500,000      19,141      15,510         -7.74            225.27
December 31, 1997...............   23,000      500,000      29,199      25,693          4.17            144.37
December 31, 1998...............   27,600      500,000      39,177      36,136          8.53            103.38
December 31, 1999...............   32,200      500,000      45,470      43,008          7.87             79.12
December 31, 2000...............   36,800      500,000      44,299      42,416          3.39             63.27


ZENITH HARRIS OAKMARK MID CAP VALUE SUB-ACCOUNT**


                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
April 30, 1993..................  $ 4,600     $500,000    $  4,193    $  1,997            --                --
December 31, 1993...............    4,600      500,000       3,884       1,688        -77.55%               --
December 31, 1994...............    9,200      500,000       7,064       4,772        -45.01          1,494.34%
December 31, 1995...............   13,800      500,000      13,112       9,355        -21.69            436.80
December 31, 1996...............   18,400      500,000      18,544      14,913         -9.48            225.27
December 31, 1997...............   23,000      500,000      25,219      21,712         -2.15            144.37
December 31, 1998...............   27,600      500,000      25,862      22,821         -5.98            103.38
December 31, 1999...............   32,200      500,000      28,396      25,934         -5.91             79.12
December 31, 2000...............   36,800      500,000      36,615      34,732         -1.39             63.27


ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT


                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
May 2, 1994.....................  $ 4,600     $500,000    $  4,193    $  1,997            --                --
December 31, 1994...............    4,600      500,000       3,270       1,074        -88.75%               --
December 31, 1995...............    9,200      500,000       8,052       5,749        -34.44          1,509.46%
December 31, 1996...............   13,800      500,000      14,051      10,284        -16.74            438.82
December 31, 1997...............   18,400      500,000      21,368      17,726         -1.72            225.92
December 31, 1998...............   23,000      500,000      23,317      19,800         -5.58            144.67
December 31, 1999...............   27,600      500,000      34,510      31,421          4.10            103.55
December 31, 2000...............   32,200      500,000      36,741      34,231          1.67             79.22

ZENITH BALANCED SUB-ACCOUNT


                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
October 31, 1994................  $ 4,600     $500,000    $  4,193    $  1,997            --                --
December 31, 1994...............    4,600      500,000       3,963       1,767       -100.00%               --
December 31, 1995...............    9,200      500,000       8,073       5,719        -56.90          5,368.88%
December 31, 1996...............   13,800      500,000      12,627       8,808        -35.52            720.16
December 31, 1997...............   18,400      500,000      17,690      13,996        -16.11            302.00
December 31, 1998...............   23,000      500,000      22,321      18,753         -9.40            177.09
December 31, 1999...............   27,600      500,000      23,950      20,619        -11.02            120.86
December 31, 2000...............   32,200      500,000      25,823      23,072        -10.71             89.79



ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT



                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
October 31, 1994................  $ 4,600     $500,000    $  4,193    $  1,997            --                --
December 31, 1994...............    4,600      500,000       3,837       1,641       -100.00%               --
December 31, 1995...............    9,200      500,000       8,420       6,066        -51.29          5,368.88%
December 31, 1996...............   13,800      500,000      13,808       9,989        -26.13            720.16
December 31, 1997...............   18,400      500,000      21,407      17,713         -2.28            302.00
December 31, 1998...............   23,000      500,000      27,562      23,993          1.95            177.09
December 31, 1999...............   27,600      500,000      35,279      31,948          5.47            120.86
December 31, 2000...............   32,200      500,000      40,304      37,553          4.83             89.79


ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT


                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
October 31, 1994................  $ 4,600     $500,000    $  4,193    $  1,997            --                --
December 31, 1994...............    4,600      500,000       3,743       1,547       -100.00%               --
December 31, 1995...............    9,200      500,000       8,413       6,059        -51.41          5,368.88%
December 31, 1996...............   13,800      500,000      12,709       8,891        -34.84            720.16
December 31, 1997...............   18,400      500,000      18,920      15,226        -11.21            302.00
December 31, 1998...............   23,000      500,000      31,292      27,723          8.66            177.09
December 31, 1999...............   27,600      500,000      45,038      41,707         15.44            120.86
December 31, 2000...............   32,200      500,000      39,806      37,054          4.41             89.79



ZENITH MFS INVESTORS TRUST SUB-ACCOUNT



                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
April 30, 1999..................  $ 4,600     $500,000    $  4,193    $  1,997            --                --
December 31, 1999...............    4,600      500,000       3,389       1,193        -86.61%               --
December 31, 2000...............    9,200      500,000       6,318       4,026        -53.56          1,494.34%


ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT


                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
April 30, 1999..................  $ 4,600     $500,000    $  4,193    $  1,997            --                --
December 31, 1999...............    4,600      500,000       4,008       1,812        -75.04%               --
December 31, 2000...............    9,200      500,000       6,362       4,070        -53.04          1,494.34%

METROPOLITAN JANUS MID CAP SUB-ACCOUNT


                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----                --------    --------    --------    --------    --------------    -------------
March 3, 1997..................  $  4,600    $500,000    $  4,193    $  1,997            --                --
December 31, 1997..............     4,600     500,000       4,247       2,051        -62.22%               --
December 31, 1998..............     9,200     500,000       9,821       7,540        -14.08          1,142.31%
December 31, 1999..............    13,800     500,000      28,918      25,172         36.47            384.58
December 31, 2000..............    18,400     500,000      19,535      15,914         -6.14            207.87


METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT


                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----                --------    --------    --------    --------    --------------    -------------
November 9, 1998...............  $  4,600    $500,000    $  4,193    $  1,997            --                --
December 31, 1998..............     4,600     500,000       4,306       2,110       -100.00%               --
December 31, 1999..............     9,200     500,000       8,631       6,266        -49.74          5,870.10%
December 31, 2000..............    13,800     500,000      10,900       7,071        -52.15            741.60



METROPOLITAN PUTNAM LARGE CAP GROWTH SUB-ACCOUNT



                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----                --------    --------    --------    --------    --------------    -------------
May 1, 2000....................  $  4,600    $500,000    $  4,193    $  1,997            --                --
December 31, 2000..............     4,600     500,000       2,257          60       -100.00%               --



METROPOLITAN PUTNAM INTERNATIONAL STOCK SUB-ACCOUNT***



                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----                --------    --------    --------    --------    --------------    -------------
October 31, 1994...............  $  4,600    $500,000    $  4,193    $  1,997            --                --
December 31, 1994..............     4,600     500,000       4,062       1,866       -100.00%               --
December 31, 1995..............     9,200     500,000       7,576       5,222        -64.83          5,368.88%
December 31, 1996..............    13,800     500,000      11,261       7,442        -47.46            720.16
December 31, 1997..............    18,400     500,000      14,066      10,372        -33.21            302.00
December 31, 1998..............    23,000     500,000      18,096      14,527        -21.16            177.09
December 31, 1999..............    27,600     500,000      25,537      22,207         -8.20            120.86
December 31, 2000..............    32,200     500,000      25,574      22,823        -11.07             89.79



METROPOLITAN METLIFE STOCK INDEX SUB-ACCOUNT****



                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----                --------    --------    --------    --------    --------------    -------------
May 1, 1987....................  $  4,600    $500,000    $  4,193    $  1,997            --                --
December 31, 1987..............     4,600     500,000       3,011         814        -92.50%               --
December 31, 1988..............     9,200     500,000       6,847       4,545        -47.67          1,501.87%
December 31, 1989..............    13,800     500,000      12,854       9,087        -23.23            437.81
December 31, 1990..............    18,400     500,000      15,099      11,457        -20.88            225.59
December 31, 1991..............    23,000     500,000      22,818      19,301         -6.52            144.52
December 31, 1992..............    27,600     500,000      27,414      24,325         -3.98            103.47
December 31, 1993..............    32,200     500,000      32,978      30,468         -1.51             79.17
December 31, 1994..............    36,800     500,000      36,114      34,183         -1.77             63.30
December 31, 1995..............    41,400     500,000      53,223      51,871          4.79             52.21
December 31, 1996..............    46,000     500,000      67,892      67,120          7.17             44.07
December 31, 1997..............    50,600     500,000      93,566      93,373         10.46             37.87
December 31, 1998..............    55,200     500,000     122,694     122,694         12.36             33.00
December 31, 1999..............    59,800     500,000     150,462     150,462         13.07             29.10
December 31, 2000..............    64,400     500,000     135,178     135,178          9.82             25.90

METROPOLITAN METLIFE MID CAP STOCK INDEX SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
July 5, 2000......................  $ 4,600     $500,000    $ 4,193    $ 1,997             --                --
December 31, 2000.................    4,600      500,000      3,762      1,565         -89.04%               --



METROPOLITAN MORGAN STANLEY EAFE INDEX SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
November 9, 1998..................  $ 4,600     $500,000    $ 4,193    $ 1,997             --                --
December 31, 1998.................    4,600      500,000      4,418      2,222        -100.00%               --
December 31, 1999.................    9,200      500,000      8,770      6,405         -47.41          5,870.10%
December 31, 2000.................   13,800      500,000     10,641      6,812         -54.72            741.60



METROPOLITAN LEHMAN BROTHERS AGGREGATE BOND INDEX SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
November 9, 1998..................  $ 4,600     $500,000    $ 4,193    $ 1,997             --                --
December 31, 1998.................    4,600      500,000      4,139      1,943        -100.00%               --
December 31, 1999.................    9,200      500,000      7,050      4,685         -75.53          5,870.10%
December 31, 2000.................   13,800      500,000     11,163      7,334         -49.61            741.60



METROPOLITAN STATE STREET RESEARCH AURORA SMALL CAP VALUE SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
July 5, 2000......................  $ 4,600     $500,000    $ 4,193    $ 1,997             --                --
December 31, 2000.................    4,600      500,000      4,434      2,237         -77.19%               --



METROPOLITAN STATE STREET RESEARCH INVESTMENT TRUST SUB-ACCOUNT*****+



                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
June 4, 1983....................  $ 4,600     $500,000    $  4,193    $  1,997            --                --
December 31, 1983...............    4,600      500,000       3,431       1,235        -92.01%               --
December 31, 1984...............    9,200      500,000       6,876       4,563        -53.02          2,018.14%
December 31, 1985...............   13,800      500,000      12,638       8,861        -26.85            498.63
December 31, 1986...............   18,400      500,000      16,705      13,053        -16.46            244.30
December 31, 1987...............   23,000      500,000      20,231      16,704        -12.54            152.95
December 31, 1988...............   27,600      500,000      25,273      22,136         -7.30            108.11
December 31, 1989...............   32,200      500,000      37,327      34,769          2.18             82.06
December 31, 1990...............   36,800      500,000      36,424      34,445         -1.65             65.25
December 31, 1991...............   41,400      500,000      51,759      50,359          4.29             53.60
December 31, 1992...............   46,000      500,000      60,951      60,131          5.25             45.11
December 31, 1993...............   50,600      500,000      72,872      72,630          6.40             38.67
December 31, 1994...............   55,200      500,000      73,077      73,077          4.56             33.64
December 31, 1995...............   59,800      500,000     101,405     101,405          7.79             29.61
December 31, 1996...............   64,400      500,000     126,146     126,146          9.10             26.32
December 31, 1997...............   69,000      500,000     164,431     164,431         10.81             23.59
December 31, 1998...............   73,600      500,000     213,160     213,160         12.23             21.29
December 31, 1999...............   78,200      500,000     254,843     254,843         12.67             19.33
December 31, 2000...............   82,800      500,000     232,901     232,901         10.53             17.64

METROPOLITAN NEUBERGER BERMAN PARTNERS MID CAP VALUE SUB-ACCOUNT+



                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----                --------    --------    --------    --------    --------------    -------------
November 9, 1998...............  $  4,600    $500,000    $  4,193    $  1,997         --                   --
December 31, 1998..............     4,600     500,000       4,391       2,195       -100.00%               --
December 31, 1999..............     9,200     500,000       8,438       6,073        -52.99          5,870.10%
December 31, 2000..............    13,800     500,000      13,685       9,855        -27.77            741.60


VIP EQUITY-INCOME SUB-ACCOUNT


                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----                --------    --------    --------    --------    --------------    -------------
October 9, 1986................  $  4,600    $500,000    $  4,193    $  1,997            --                --
December 31, 1986..............     4,600     500,000       3,985       1,788        -98.43%               --
December 31, 1987..............     9,200     500,000       6,377       4,023        -77.38          4,378.72%
December 31, 1988..............    13,800     500,000      10,823       7,004        -48.84            671.86
December 31, 1989..............    18,400     500,000      15,684      11,990        -24.04            290.57
December 31, 1990..............    23,000     500,000      16,393      12,824        -26.11            172.51
December 31, 1991..............    27,600     500,000      24,449      21,118         -9.87            118.50
December 31, 1992..............    32,200     500,000      31,561      28,810         -3.46             88.38
December 31, 1993..............    36,800     500,000      39,906      37,734          0.67             69.44
December 31, 1994..............    41,400     500,000      45,270      43,677          1.26             56.56
December 31, 1995..............    46,000     500,000      64,329      63,315          6.61             47.30
December 31, 1996..............    50,600     500,000      76,127      75,693          7.48             40.34
December 31, 1997..............    55,200     500,000     100,266     100,266          9.96             34.95
December 31, 1998..............    59,800     500,000     115,339     115,339         10.01             30.67
December 31, 1999..............    64,400     500,000     125,277     125,277          9.35             27.18
December 31, 2000..............    69,000     500,000     136,740     136,740          8.91             24.31


VIP OVERSEAS SUB-ACCOUNT


                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
January 28, 1987................  $ 4,600     $500,000    $  4,193    $  1,997            --                --
December 31, 1987...............    4,600      500,000       2,843         647        -88.06%               --
December 31, 1988...............    9,200      500,000       6,774       4,513        -40.80            993.86%
December 31, 1989...............   13,800      500,000      12,136       8,411        -23.66            358.74
December 31, 1990...............   18,400      500,000      14,909      11,309        -19.14            198.74
December 31, 1991...............   23,000      500,000      19,185      15,710        -12.78            131.80
December 31, 1992...............   27,600      500,000      19,443      16,547        -14.81             96.26
December 31, 1993...............   32,200      500,000      30,558      28,241         -3.35             74.60
December 31, 1994...............   36,800      500,000      33,550      31,812         -3.30             60.18
December 31, 1995...............   41,400      500,000      40,517      39,358         -1.03             49.96
December 31, 1996...............   46,000      500,000      48,866      48,287          0.89             42.38
December 31, 1997...............   50,600      500,000      58,062      58,062          2.30             36.56
December 31, 1998...............   55,200      500,000      68,721      68,721          3.36             31.97
December 31, 1999...............   59,800      500,000     102,106     102,106          7.47             28.25
December 31, 2000...............   64,400      500,000      84,384      84,384          3.57             25.20

VIP HIGH INCOME SUB-ACCOUNT


                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----                --------    --------    --------    --------    --------------    -------------
September 19, 1985.............  $  4,600    $500,000    $  4,193    $  1,997            --                --
December 31, 1985..............     4,600     500,000       4,115       1,918        -95.49%               --
December 31, 1986..............     9,200     500,000       8,010       5,666        -50.11          3,695.45%
December 31, 1987..............    13,800     500,000      11,186       7,378        -43.50            632.43
December 31, 1988..............    18,400     500,000      15,493      11,810        -24.05            280.81
December 31, 1989..............    23,000     500,000      17,570      14,012        -21.54            168.53
December 31, 1990..............    27,600     500,000      19,899      16,617        -18.44            116.43
December 31, 1991..............    32,200     500,000      29,584      26,881         -5.54             87.13
December 31, 1992..............    36,800     500,000      39,031      36,907          0.08             68.62
December 31, 1993..............    41,400     500,000      49,758      48,213          3.53             55.99
December 31, 1994..............    46,000     500,000      51,758      50,793          2.06             46.87
December 31, 1995..............    50,600     500,000      65,433      65,047          4.66             40.02
December 31, 1996..............    55,200     500,000      77,432      77,432          5.69             34.70
December 31, 1997..............    59,800     500,000      93,893      93,893          6.91             30.46
December 31, 1998..............    64,400     500,000      92,795      92,795          5.21             27.02
December 31, 1999..............    69,000     500,000     103,025     103,025          5.30             24.17
December 31, 2000..............    73,600     500,000      81,980      81,980          1.37             21.78


VIP II ASSET MANAGER SUB-ACCOUNT


                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----                --------    --------    --------    --------    --------------    -------------
September 6, 1989..............  $  4,600    $500,000    $  4,193    $  1,997            --                --
December 31, 1989..............     4,600     500,000       3,913       1,716        -95.50%               --
December 31, 1990..............     9,200     500,000       7,399       5,055        -56.66          3,333.12%
December 31, 1991..............    13,800     500,000      12,276       8,467        -33.85            608.82
December 31, 1992..............    18,400     500,000      16,785      13,102        -18.17            274.76
December 31, 1993..............    23,000     500,000      23,343      19,785         -6.47            166.03
December 31, 1994..............    27,600     500,000      24,458      21,176         -9.43            115.11
December 31, 1995..............    32,200     500,000      31,494      28,791         -3.39             86.34
December 31, 1996..............    36,800     500,000      38,928      36,804          0.00             68.10
December 31, 1997..............    41,400     500,000      49,622      48,077          3.43             55.62
December 31, 1998..............    46,000     500,000      60,281      59,316          5.19             46.60
December 31, 1999..............    50,600     500,000      69,998      69,612          5.86             39.81
December 31, 2000..............    55,200     500,000      68,802      68,802          3.72             34.54



AMERICAN FUNDS GROWTH SUB-ACCOUNT



                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----                --------    --------    --------    --------    --------------    -------------
February 8, 1984...............  $  4,600    $500,000    $  4,193    $  1,997            --                --
December 31, 1984..............     4,600     500,000       3,136         940        -83.10%               --
December 31, 1985..............     9,200     500,000       6,969       4,698        -39.65          1,038.29%
December 31, 1986..............    13,800     500,000      13,078       9,342        -19.28            366.76
December 31, 1987..............    18,400     500,000      16,676      13,065        -13.83            201.61
December 31, 1988..............    23,000     500,000      22,338      18,852         -6.80            133.20
December 31, 1989..............    27,600     500,000      33,142      30,198          2.66             97.06
December 31, 1990..............    32,200     500,000      33,842      31,477         -0.58             75.12
December 31, 1991..............    36,800     500,000      48,169      46,383          5.25             60.54
December 31, 1992..............    41,400     500,000      56,064      54,858          5.70             50.22
December 31, 1993..............    46,000     500,000      68,206      67,579          7.02             42.58
December 31, 1994..............    50,600     500,000      70,830      70,781          5.60             36.71
December 31, 1995..............    55,200     500,000      99,009      99,009          8.84             32.09
December 31, 1996..............    59,800     500,000     114,292     114,292          9.03             28.35
December 31, 1997..............    64,400     500,000     151,695     151,695         10.98             25.28
December 31, 1998..............    69,000     500,000     208,243     208,243         13.05             22.72
December 31, 1999..............    73,600     500,000     330,961     330,961         16.35             20.56
December 31, 2000..............    78,200     500,000     334,830     334,830         14.88             18.70

AMERICAN FUNDS GROWTH-INCOME SUB-ACCOUNT



                                      TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                     PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                    PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                  --------    --------    --------    --------    --------------    -------------
February 8, 1984...................  $ 4,600     $500,000    $  4,193    $  1,997            --                --
December 31, 1984..................    4,600      500,000       3,380       1,183       -78.13%                --
December 31, 1985..................    9,200      500,000       8,603       6,332        -24.04          1,038.29%
December 31, 1986..................   13,800      500,000      14,208      10,472        -13.90            366.76
December 31, 1987..................   18,400      500,000      16,828      13,217        -13.38            201.61
December 31, 1988..................   23,000      500,000      22,291      18,805         -6.89            133.20
December 31, 1989..................   27,600      500,000      31,695      28,751          1.20             97.06
December 31, 1990..................   32,200      500,000      33,117      30,752         -1.18             75.12
December 31, 1991..................   36,800      500,000      44,073      42,287          3.15             60.54
December 31, 1992..................   41,400      500,000      50,345      49,138          3.48             50.22
December 31, 1993..................   46,000      500,000      59,488      58,861          4.52             42.58
December 31, 1994..................   50,600      500,000      63,599      63,551          3.82             36.71
December 31, 1995..................   55,200      500,000      88,786      88,786          7.23             32.09
December 31, 1996..................   59,800      500,000     107,471     107,471          8.20             28.35
December 31, 1997..................   64,400      500,000     138,153     138,153          9.83             25.28
December 31, 1998..................   69,000      500,000     165,845     165,845         10.47             22.72
December 31, 1999..................   73,600      500,000     187,071     187,071         10.41             20.56
December 31, 2000..................   78,200      500,000     201,503     201,503          9.92             18.70



AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION SUB-ACCOUNT



                                        TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                       PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
                DATE                     PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                   --------    --------    -------    --------    --------------    -------------
April 30, 1998.......................  $ 4,600     $500,000    $ 4,193    $ 1,997             --                --
December 31, 1998....................    4,600      500,000      3,281      1,084        -88.38%                --
December 31, 1999....................    9,200      500,000     11,673      9,381           1.68          1,494.34%
December 31, 2000....................   13,800      500,000     11,811      8,054         -29.23            436.80


------------
    *Rates of return and Policy values and benefits shown reflect the Capital
     Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

   **Rates of return and Policy values and benefits shown reflect the Harris
     Oakmark Mid Cap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.


  ***On December 1, 2000, the Putnam International Stock Portfolio of the
     Metropolitan Series Fund, Inc. replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund. Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series.



 ****On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan
     Series Fund, Inc. replaced the Westpeak Stock Index Series of the Zenith Fund. Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.



*****The State Street Research Investment Trust Portfolio commenced operations on June 24, 1983. Performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end Net Asset Values, as daily Net Asset Value information is not available.



   +Scheduled to be available in the fourth quarter of 2001.

                                   APPENDIX C

                            LONG TERM MARKET TRENDS

    The information below compares the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and does not predict future performance. The information does not reflect Policy charges.

    The data indicates that, historically, the investment performance of common stocks over long periods has been positive and generally superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods.


    Over the 56 20-year time periods beginning in 1926 and ending in 2000 (i.e., 1926-1945, 1927-1946, and so on through 1981-2000):



    -- The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 53 of the 56 periods.



    -- The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 56 periods.



    -- Common stock average annual returns exceeded the average annual rate of inflation in each of the 56 periods.



    Over the 46 30-year periods beginning in 1926 and ending in 2000, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 46 periods.



    From 1926 through 2000 the average annual return for common stocks was 11.0%, compared to 5.7% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.

------------

* Used with permission. (C)2001 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]


                            ------------------------

                 SUMMARY: HISTORIC S&P STOCK INDEX RESULTS FOR
                            SPECIFIC HOLDING PERIODS


    The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index with dividends reinvested, over one-year, five-year and twenty-year periods beginning in 1926 and ending 2000.


    The chart does not predict future stock market results. It shows the historic performance of a broad index of stocks, and not the performance of any fund or investment.

                            ------------------------

             PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:


                                                                                             GREATER
                                                       0-      5.01-     10.01-    15.01-     THAN
HOLDING                                  NEGATIVE    5.00%     10.00%    15.00%    20.00%    20.00%
PERIOD                                    RETURN     RETURN    RETURN    RETURN    RETURN    RETURN
-------                                  --------    ------    ------    ------    ------    -------
1 year.................................     26%         4%       11%        7%       12%       40%
5 years................................     10%        14%       14%       31%       18%       13%
10 years...............................      3%        10%       33%       24%       28%        2%
20 years...............................      0%         6%       31%       53%       10%        0%


------------

Used with permission. (C)2001 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                                   APPENDIX D

                             USES OF LIFE INSURANCE

    These are examples of ways the Policy can be used to address certain financial objectives.

FAMILY INCOME PROTECTION

    You may purchase life insurance on the lives of family income earners to provide a death benefit to cover final expenses, and continue current family income. The amount of insurance you purchase should be an amount which will provide a death benefit that, when invested outside the policy at a reasonable interest rate, will generate enough money to replace the individual's income.

ESTATE PROTECTION

    A trust may purchase life insurance on the life of the person whose estate will incur federal estate taxes upon the person's death. The amount of insurance purchased should equal the amount of the estimated estate tax liability. On the insured's death, the trustee makes the death proceeds available to the estate for the payment of estate tax costs.

EDUCATION FUNDING

    You may purchase life insurance on the life of the parent(s) or primary person funding an education. The amount of insurance you purchase should equal the total education cost projected at a reasonable inflation rate.

    In the event of death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, cash value may be accessed to meet education costs. Loans or surrenders reduce the Policy's death benefit.

MORTGAGE PROTECTION

    You may purchase life insurance on the life of the person responsible for making mortgage payments. The amount of insurance you purchase should equal the mortgage amount. In the event of the insured's death, the guaranteed death benefit can be used to pay the mortgage balance.

    During the insured's lifetime, cash value may be accessed late in the mortgage term to help make the remaining mortgage payments. Loans or surrenders reduce the Policy's death benefit.

KEY PERSON PROTECTION

    A business may purchase life insurance on the life of a key person in an amount equal to the key person's value, considering salary, benefits, and contribution to the business. On the key person's death, the business uses the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

BUSINESS CONTINUATION PROTECTION

    You can insure each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit provides funds for the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.

RETIREMENT INCOME

    You may purchase life insurance on the life of a family income earner during his or her working life. If the insured lives to retirement, cash value may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Loans or surrenders reduce the Policy's death benefit.

    Because the Policy provides a death benefit and cash value accumulation, you can use the Policy for various individual and business planning purposes. If you purchase the Policy for such purposes, you assume certain risks, particularly if the Policy's cash value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If the investment performance of the Sub-Accounts to which cash value is allocated is poorer than expected, or if you don't pay sufficient premiums or maintain cash values, the Policy may lapse or may not accumulate sufficient cash value or net cash value to fund the purpose for which you purchased the Policy. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with your goals. If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax advisor about possible tax consequences. (See "Tax Considerations".)

                                   APPENDIX E

                                TAX INFORMATION

    The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                            ------------------------

                                   TABLE 1.1

  COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND OTHER RETIREMENT
                                 SAVINGS PLANS

                                  CASH-VALUE
                                     LIFE       NON-QUALIFIED                              QUALIFIED
                                  INSURANCE       ANNUITIES            IRA'S                PENSION
                                  ----------    -------------          -----               ---------
Annual Contribution Limits            No             No                 Yes                   Yes
Income Eligibility Limits             No             No                Yes**                  No
Borrowing Treated as
  Distributions                      No*             Yes         Loans not allowed    Yes, beyond $50,000
Income Ordering Rules (Income
  included in First
  Distribution)                      No*             Yes                Yes                   Yes
Early Withdrawal Penalties           No*           Yes***             Yes***                Yes***
Minimum Distribution Rules by
  Age 70 1/2                          No             No                 Yes                   Yes
Maximum Annual Distribution
  Rules                               No             No                 Yes                   Yes
Anti-discrimination Rules             No             No                 No                    Yes

------------
Department of the Treasury                                            March 1990
  Office of Tax Analysis

  * If the Policy is not a modified endowment contract.
 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.
*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

 This appendix is not tax advice. You should consult with your own tax advisor for more complete information.

                                   APPENDIX F

                         TAX LAW AND THE DEATH BENEFIT

    In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than a percentage of the Policy's cash value. These percentages are set forth below.

AGE OF INSURED                   AGE OF INSURED AT
AT START OF THE  PERCENTAGE OF     START OF THE     PERCENTAGE OF
  POLICY YEAR     CASH VALUE*       POLICY YEAR      CASH VALUE*
---------------  -------------   -----------------  -------------
0 through 40          250              61                128
     41               243              62                126
     42               236              63                124
     43               229              64                122
     44               222              65                120
     45               215              66                119
     46               209              67                118
     47               203              68                117
     48               197              69                116
     49               191              70                115
     50               185              71                113
     51               178              72                111
     52               171              73                109
     53               164              74                107
     54               157         75 through 90          105
     55               150              91                104
     56               146              92                103
     57               142              93                102
     58               138         94 through 99          101
     59               134              100               100
     60               130

------------
* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE
COMPANY

INDEPENDENT AUDITORS REPORT

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Mid Cap Value Sub-Account, Growth and Income Sub-Account, Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Magnum Equity Sub-Account, Venture Value Sub-Account, Bond Opportunities Sub-Account, Investors Sub-Account, Research Managers Sub-Account, Mid Cap Sub-Account, Large Cap Growth Sub-Account, Russell 2000 Index Sub-Account, International Stock Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account) of New England Life Insurance Company (the "Company") as of December 31, 2000, and the related statements of operations and changes in net assets for each of the three years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned Sub-Accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 2000, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 16, 2001

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2000
                       See Notes to Financial Statements

                                                                                                            NEW ENGLAND ZENITH FUND
                     --------------------------------------------------------------------------------------------------------------
                       CAPITAL        BOND                    STOCK                                            SMALL        U.S.
                       GROWTH        INCOME      MONEY        INDEX     MANAGED      MID CAP     GROWTH AND     CAP      GOVERNMENT
                        SUB-          SUB-     MARKET SUB-     SUB-       SUB-        VALUE      INCOME SUB-    SUB-        SUB-
                       ACCOUNT      ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT    SUB-ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT
                     ----------    ---------  ------------  ---------  ---------   -----------  -----------  ---------  -----------
ASSETS
Investments in
New England Zenith
Fund, Metropolitan
Series Fund,
Variable Insurance
Products Fund, and
Variable Insurance
Products Fund II
at value (Note  2)..$1,104,994,684 $82,042,134 $78,172,290 $198,748,422 $67,409,578 $47,525,461 $96,458,977  $148,720,850 $800,474


                         NEW ENGLAND ZENITH FUND
                         -----------------------
                                BALANCED
                                  SUB-
                                ACCOUNT
                              ----------
ASSETS
Investments in
New England Zenith
Fund, Metropolitan
Series Fund,
Variable Insurance
Products Fund, and
Variable Insurance
Products Fund II
at value (Note  2)...         $16,883,347

                    SHARES        COST
                  ---------- --------------
Capital Growth
 Series.........   2,682,612 $1,023,706,284
Back Bay
 Advisors Bond
 Income Series..     748,150     80,453,939
Back Bay
 Advisors Money
 Market Series..     781,723     78,172,290
Westpeak Stock
 Index Series...     947,278    153,914,977
Back Bay
 Advisors
 Managed Series.     362,573     61,788,403
Harris Oakmark
 Mid Cap Value
 Series.........     324,207     44,151,334
Westpeak Growth
 and Income
 Series.........     525,949     95,448,037
Loomis Sayles
 Small Cap
 Series.........     706,714    118,617,689
Salomon Brothers
 U.S. Government
 Series.........      67,041        780,776
Balanced Series.   1,243,251     18,709,840
Alger Equity
 Growth Series..  12,105,440    303,918,419
Davis Venture
 Value Series...   8,686,269    197,334,456
Salomon Brothers
 Bond
 Opportunities
 Series.........      95,259      1,177,952
MFS Investors
 Series.........     332,759      3,407,517
MFS Research
 Managers
 Series.........   1,124,079     14,096,128
Janus Mid Cap
 Portfolio......   1,135,197     38,205,762
Putnam Large Cap
 Growth
 Portfolio......     694,285      6,295,956
Russell 2000(R)
 Index
 Portfolio......     209,070      2,811,039
Putnam
 International
 Stock
 Portfolio......   1,552,550     18,650,710
VIP Equity-
 Income
 Portfolio......   6,886,911    132,223,694
VIP Overseas
 Portfolio......  10,060,884    197,987,280
VIP High Income
 Portfolio......   1,608,282     18,986,399
VIP II Asset
 Manager
 Portfolio......     935,789     15,154,454
                             --------------
Total...........             $2,625,993,335
                             ==============

                                                                                                            NEW ENGLAND ZENITH FUND
                     --------------------------------------------------------------------------------------------------------------
                       CAPITAL        BOND                    STOCK                                            SMALL        U.S.
                       GROWTH        INCOME      MONEY        INDEX     MANAGED      MID CAP     GROWTH AND     CAP      GOVERNMENT
                        SUB-          SUB-     MARKET SUB-     SUB-       SUB-        VALUE      INCOME SUB-    SUB-        SUB-
                       ACCOUNT      ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT    SUB-ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT
                     ----------    ---------  ------------  ---------  ---------   -----------  -----------  ---------  -----------
Amount due and
accrued (payable)
from  policy-
related transac-
tions, net......       (536,538)     51,314   11,778,221     148,893       9,258       16,259      25,176      326,596         --
Dividends re-
ceivable........             --          --      288,719          --          --           --          --           --         --
                  ------------- -----------  ----------- -----------  ----------   ----------  ----------  -----------   --------
Total Assets...   1,104,458,146  82,093,448   90,239,230 198,897,315  67,418,836   47,541,720  96,484,153  149,047,446    800,474
LIABILITIES
Due to
New England
Life Insurance
Company........      81,173,834   7,856,735   16,578,017  21,890,781   6,271,184    4,860,405   1,353,768   16,421,216     46,547
                  ------------- -----------  ----------- -----------  ----------   ----------  ----------   ----------   --------
Total                81,173,834   7,856,735   16,578,017  21,890,781   6,271,184    4,860,405   1,353,768   16,421,216     46,547
Liabilities...    ------------- -----------  ----------- -----------  ----------   ----------  ----------   ----------   --------
NET ASSETS FOR
VARIABLE LIFE
INSURANCE
POLICIES......   $1,023,284,312 $74,236,713  $73,661,213 $177,006,534$61,147,652  $42,681,315 $95,130,385 $132,626,230   $753,927
                 ============== ===========  =========== =========== ===========  =========== =========== ============   ========


                         NEW ENGLAND ZENITH FUND
                         -----------------------
                                BALANCED
                                  SUB-
                                ACCOUNT
                              ----------
Amount due and
accrued (payable)
from policy-
related trans
actions, net......               12,584
Dividends
receivable........                   --
                             ----------
  Total Assets....           16,895,931
LIABILITIES
Due to New England
Life Insurance
Company                       1,876,485
                             ----------
Total Liabilities             1,876,485
                             ----------
NET ASSETS FOR
VARIABLE LIFE
INSURANCE POLICIES          $15,019,446
                            ===========

                       See Notes to Financial Statements

                                                                           METROPOLITAN SERIES FUND
--------------------------------------------------------------- ------------------------------------------------
   EQUITY       VENTURE        BOND                                          LARGE CAP   RUSSELL   INTERNATIONAL
   GROWTH        VALUE     OPPORTUNITIES INVESTORS   RESEARCH                  GROWTH   2000 INDEX     STOCK
    SUB-          SUB-         SUB-         SUB-     MANAGERS     MID CAP       SUB-       SUB-        SUB-
  ACCOUNT       ACCOUNT       ACCOUNT     ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT   ACCOUNT    ACCOUNT      ACCOUNT
------------  ------------ ------------- ---------- ----------- -----------  ---------- ---------- -------------
$303,362,343  $253,639,040  $1,089,765   $3,407,454 $12,971,876 $26,552,256  $5,068,279 $2,168,053  $19,236,098
























     341,940       180,497          --          375      90,550  (1,578,753)    158,608      2,148     (293,800)
          --            --          --           --          --          --          --         --           --
------------  ------------  ----------   ---------- ----------- -----------  ---------- ----------  -----------
 303,704,283   253,819,537   1,089,765    3,407,829  13,062,426  24,973,503   5,226,887  2,170,201   18,942,298
  30,821,344    37,636,390      54,576      398,126   1,455,860   1,119,484     731,059      6,989     (445,217)
------------  ------------  ----------   ---------- ----------- -----------  ---------- ----------  -----------
  30,821,344    37,636,390      54,576      398,126   1,455,860   1,119,484     731,059      6,989     (445,217)
------------  ------------  ----------   ---------- ----------- -----------  ---------- ----------  -----------
$272,882,939  $216,183,147  $1,035,189   $3,009,703 $11,606,566 $23,854,019  $4,495,828 $2,163,212  $19,387,515
============  ============  ==========   ========== =========== ===========  ========== ==========  ===========
                                                       VARIABLE
                                                      INSURANCE
                                                       PRODUCTS
                 VARIABLE INSURANCE PRODUCTS FUND      FUND II
             --------------------------------------------------- --------------
                 EQUITY-
                 INCOME      OVERSEAS                   ASSET
                  SUB-         SUB-     HIGH INCOME    MANAGER
                ACCOUNT      ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT     TOTAL
             ------------- ------------ ------------ ----------- --------------
             $174,723,160  $194,355,923 $12,978,459  $14,836,762 $2,866,145,685


                   41,201       103,836      21,762       13,379     10,913,506
                       --            --          --           --        288,719
             ------------  ------------ -----------  ----------- --------------
              174,764,361   194,459,759  13,000,221   14,850,141  2,877,347,910
               17,733,958    11,210,805   1,367,663    1,629,874    262,049,883
             ------------  ------------ -----------  ----------- --------------
               17,733,958    11,210,805   1,367,663    1,629,874    262,049,883
             ------------  ------------ -----------  ----------- --------------
             $157,030,403  $183,248,954 $11,632,558  $13,220,267 $2,615,298,027
             ============  ============ ===========  =========== ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000




                                                                        NEW ENGLAND ZENITH FUND
                    --------------------------------------------------------------------------------------------------------------
                      CAPITAL        BOND       MONEY                                MID CAP                   SMALL       U.S.
                       GROWTH       INCOME      MARKET      STOCK                     VALUE     GROWTH AND      CAP     GOVERNMENT
                        SUB-         SUB-        SUB-       INDEX        MANAGED       SUB-     INCOME SUB-     SUB-       SUB-
                      ACCOUNT      ACCOUNT     ACCOUNT   SUB- ACCOUNT  SUB-ACCOUNT   ACCOUNT      ACCOUNT     ACCOUNT    ACCOUNT
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ---------- ----------
 INCOME
 Dividends........  $  6,825,924  $      --   $4,511,876 $    149,711  $ 1,581,304  $      --   $ 2,499,909  $1,181,882  $   --
 EXPENSE
 Mortality and
 expense risk
 charge (Note 3)..     6,877,345     511,944     500,145    1,351,047      448,504     259,625      659,437     902,187    7,636
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 Net investment
 income (loss)....       (51,421)   (511,944)  4,011,731   (1,201,336)   1,132,800    (259,625)   1,840,472     279,695  (7,636)
 NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS
 Net unrealized
 appreciation
 (depreciation)
 on investments:
  Beginning of
  period..........   144,771,302  (4,499,584)        --    63,685,270    9,600,369  (4,330,144)   8,566,144  27,466,967  (56,822)
  End of period...    81,288,400   1,588,195         --    44,833,445    5,621,175   3,374,127    1,010,940  30,103,161   19,698
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 Net change in
 unrealized
 appreciation
 (depreciation)...   (63,482,902)  6,087,779         --   (18,851,825)  (3,979,194)  7,704,271   (7,555,204)  2,636,194   76,520
 Net realized
 gain (loss) on
 investments......        65,557     (36,738)        --      (203,449)     (42,829)    (23,066)     (18,902)    145,497      148
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 Net realized and
 unrealized gain
 (loss) on
 investments......   (63,417,345)  6,051,041         --   (19,055,274)  (4,022,023)  7,681,205   (7,574,106)  2,781,691   76,668
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS..  $(63,468,766) $5,539,097  $4,011,731 $(20,256,610) $(2,889,223) $7,421,580  $(5,733,634) $3,061,386  $69,032
                    ============  ==========  ========== ============  ===========  ==========  ===========  ==========  =======
                     BALANCED      EQUITY
                       SUB-     GROWTH SUB-
                     ACCOUNT      ACCOUNT
                    ----------- -------------
 INCOME
 Dividends........  $    5,904  $  3,306,492
 EXPENSE
 Mortality and
 expense risk
 charge (Note 3)..     117,597     1,981,053
                    ----------- -------------
 Net investment
 income (loss)....    (111,693)    1,325,439
 NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS
 Net unrealized
 appreciation
 (depreciation)
 on investments:
  Beginning of
  period..........  (1,387,395)   52,277,058
  End of period...  (1,826,493)     (556,076)
                    ----------- -------------
 Net change in
 unrealized
 appreciation
 (depreciation)...    (439,098)  (52,833,134)
 Net realized
 gain (loss) on
 investments......      79,174       416,391
                    ----------- -------------
 Net realized and
 unrealized gain
 (loss) on
 investments......    (359,924)  (52,416,743)
                    ----------- -------------
 NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS..  $ (471,617) $(51,091,304)
                    =========== =============

+For the period May 1, 2000 (Commencement of Operations) through December 31,
  2000.
++ On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                              METROPOLITAN SERIES FUND
----------------------------------------------------------------  ---------------------------------------------------
                                                                                             RUSSELL
INTERNATIONAL                   BOND                                                          2000+    INTERNATIONAL+
   MAGNUM        VENTURE    OPPORTUNITIES INVESTORS   RESEARCH     MID CAP+     LARGE CAP     INDEX        STOCK
EQUITY++ SUB-  VALUE SUB-       SUB-        SUB-      MANAGERS       SUB-        GROWTH+      SUB-          SUB-
   ACCOUNT       ACCOUNT       ACCOUNT     ACCOUNT   SUB-ACCOUNT    ACCOUNT    SUB-ACCOUNT   ACCOUNT      ACCOUNT
-------------  -----------  ------------- ---------  -----------  -----------  -----------  ---------  --------------
$   374,965    $       --     $    --     $    966   $     2,453  $ 1,356,774  $       --   $ 306,539     $    679
    128,687      1,440,887      10,241      13,612        41,150       62,269       10,822      5,829       17,583
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
    246,278     (1,440,887)    (10,241)    (12,646)      (38,697)   1,294,505      (10,822)   300,710      (16,904)
  3,645,897     38,403,888    (154,569)     20,670       138,291          --           --         --           --
    (48,155)    56,304,584     (88,187)        (63)   (1,124,252) (11,653,506)  (1,227,677)  (642,986)     633,543
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
 (3,694,052)    17,900,696      66,382     (20,733)   (1,262,543) (11,653,506)  (1,227,677)  (642,986)     633,543
    (10,214)      (178,858)      5,936      (1,002)       60,137      764,362        4,567     22,026        6,780
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
 (3,683,838)    17,721,838      72,318     (21,735)   (1,202,406) (10,889,144)  (1,223,110)  (620,960)     640,323
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
$(3,437,560)   $16,280,951    $ 62,077    $(34,381)  $(1,241,103) $(9,594,639) $(1,233,932) $(320,250)    $623,419
===========    ===========    ========    ========   ===========  ===========  ===========  =========     ========

                                                          VARIABLE
                                                         INSURANCE
                                                          PRODUCTS
                 VARIABLE INSURANCE PRODUCTS FUND          FUND II
             ----------------------------------------  ---------------

                EQUITY-                                    ASSET
              INCOME SUB-    OVERSEAS    HIGH INCOME      MANAGER
                ACCOUNT    SUB- ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT       TOTAL
             ------------- ------------ ------------ --------------- ---------------
               $13,394,545  $ 16,105,748  $ 1,006,372  $ 1,452,323  $   54,064,366
                 1,054,512     1,056,320      103,143       95,403      17,656,978
              ------------ ------------- ------------ ------------ ---------------
                12,340,033    15,049,428      903,229    1,356,920      36,407,388
                42,410,113    51,864,228     (919,900)   1,757,628     433,259,411
                42,499,466    (3,631,357)  (6,007,940)    (317,692)    240,152,350
              ------------ ------------- ------------ ------------ ---------------
                    89,353   (55,495,585)  (5,088,040)  (2,075,320)   (193,107,061)
                  (452,602)       27,078      261,479       16,825         928,725
              ------------ ------------- ------------ ------------ ---------------
                  (363,249)  (55,468,507)  (4,826,561)  (2,058,495)   (192,178,336)
              ------------ ------------- ------------ ------------ ---------------
               $11,976,784  $(40,419,079) $(3,923,332) $  (701,575) $(155,770,948)
              ============ ============= ============ ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999




                                                                                               NEW ENGLAND ZENITH FUND
                          --------------------------------------------------------------------------------------------------
                                                                                                      GROWTH
                            CAPITAL        BOND       MONEY       STOCK                  MID CAP        AND         SMALL
                             GROWTH       INCOME      MARKET      INDEX      MANAGED      VALUE       INCOME         CAP
                              SUB-         SUB-        SUB-       SUB-         SUB-        SUB-        SUB-         SUB-
                            ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
INCOME
 Dividends..............  $239,049,928  $5,475,221  $5,083,165 $ 4,154,533  $9,783,326  $  459,624  $12,174,462  $   260,319
EXPENSE
 Mortality and expense
 risk charge (Note 3)...     6,723,595     471,818     638,578   1,013,735     421,255     330,436      578,297      538,571
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net investment income
 (loss).................   232,326,333   5,003,403   4,444,587   3,140,798   9,362,071     129,188   11,596,165     (278,252)
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
 appreciation
 (depreciation) on
 investments:
  Beginning of period...   215,969,495   1,209,273          --  39,965,167  13,285,666  (3,807,527)  13,616,695    3,516,783
  End of period.........   144,771,302  (4,499,584)         --  63,685,270   9,600,369  (4,330,144)   8,566,144   27,466,967
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net change in
 unrealized appreciation
 (depreciation).........   (71,198,193) (5,708,857)         --  23,720,103  (3,685,297)   (522,617)  (5,050,551)  23,950,184
 Net realized gain
 (loss) on investments..      (572,298)      1,487          --     (52,322)    (65,614)     (9,202)     (33,403)       2,146
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net realized and
 unrealized gain (loss)
 on investments.........   (71,770,491) (5,707,370)         --  23,667,781  (3,750,911)   (531,819)  (5,083,954)  23,952,330
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $160,555,842  $ (703,967) $4,444,587 $26,808,579  $5,611,160  $ (402,631) $ 6,512,211  $23,674,078
                          ============  ==========  ========== ===========  ==========  ==========  ===========  ===========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

---------------------------------------------------------------------------------------------------
                                      INTERNATIONAL
   U.S.                    EQUITY        MAGNUM       VENTURE        BOND                 RESEARCH
GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE     OPPORTUNITIES INVESTORS* MANAGERS*
   SUB-        SUB-         SUB-          SUB-         SUB-          SUB-         SUB-      SUB-
 ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT     ACCOUNT    ACCOUNT
----------  -----------  -----------  ------------- -----------  ------------- ---------- ---------
 $ 46,383   $   998,875  $26,651,028   $   60,426   $ 3,101,039    $ 90,809     $ 1,921   $     --
   10,668       126,629    1,069,420      119,372       961,922      24,177         533      1,540
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
   35,715       872,246   25,581,608      (58,946)    2,139,117      66,632       1,388     (1,540)
   15,209     1,036,991   30,707,168      194,954    20,008,648     (46,594)         --         --
  (56,822)   (1,387,395)  52,277,058    3,645,897    38,403,888    (154,569)     20,670    138,291
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
  (72,031)   (2,424,386)  21,569,890    3,450,943    18,395,240    (107,975)     20,670    138,291
   (1,634)      (14,874)    (116,438)      (4,634)      (47,139)      1,097       8,670    (34,566)
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
  (73,665)   (2,439,260)  21,453,452    3,446,309    18,348,101    (106,878)     29,340    103,725
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
 $(37,950)  $(1,567,014) $47,035,060   $3,387,363   $20,487,218    $(40,246)    $30,728   $102,185
 ========   ===========  ===========   ==========   ===========    ========     =======   ========
                                                     VARIABLE
                                                    INSURANCE
                         VARIABLE INSURANCE         PRODUCTS
                           PRODUCTS FUND             FUND II
----------------------------------------------------------------------------
               EQUITY-                   HIGH        ASSET
               INCOME      OVERSEAS     INCOME      MANAGER
                 SUB-         SUB-        SUB-        SUB-
               ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT       TOTAL
            ------------ ------------ ----------- ----------- -------------
             $ 7,478,140  $ 3,746,050  $1,147,254  $  713,060  $320,475,563
               1,005,310      681,381      87,077      74,260    14,878,574
            ------------ ------------ ----------- ----------- -------------
               6,472,830    3,064,669   1,060,177     638,800   305,596,989
              39,593,709   14,768,529    (611,552)  1,247,559   390,670,173
              42,410,113   51,864,228    (919,900)  1,757,628   433,259,411
            ------------ ------------ ----------- ----------- -------------
               2,816,404   37,095,699    (308,348)    510,069    42,589,238
                (592,373)    (370,244)     48,706      (3,669)   (1,856,304)
            ------------ ------------ ----------- ----------- -------------
               2,224,031   36,725,455    (259,642)    506,400    40,732,934
            ------------ ------------ ----------- ----------- -------------
              $8,696,861  $39,790,124  $  800,535  $1,145,200  $346,329,923
            ============ ============ =========== =========== =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                      NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------------
                                                                                                     GROWTH
                            CAPITAL       BOND      MONEY       STOCK                  MID CAP         AND
                             GROWTH      INCOME     MARKET      INDEX      MANAGED      VALUE        INCOME
                              SUB-        SUB-       SUB-       SUB-        SUB-         SUB-         SUB-
                            ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT       ACCOUNT
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
INCOME
 Dividends..............  $136,031,595 $4,500,888 $2,243,738 $ 1,665,717 $ 4,920,327 $  8,522,091  $ 4,438,526
EXPENSE
 Mortality and expense
  risk charge (Note 3)..     5,675,180    329,452    281,233     574,859     295,717      213,136      321,673
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net investment income
  (loss)................   130,356,415  4,171,436  1,962,505   1,090,858   4,624,610    8,308,955    4,116,853
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of period....    91,366,363    892,059         --  19,889,059   9,447,437    6,964,381    6,858,665
 End of period..........   215,969,495  1,209,273         --  39,965,167  13,285,666   (3,807,527)  13,616,695
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   124,603,132    317,214         --  20,076,109   3,838,229  (10,771,908)   6,758,031
 Net realized gain on
  investments...........     5,610,899      1,800         --     190,803     163,910      236,891       14,655
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net realized and
  unrealized gain (loss)
  on investments........   130,214,031    319,014         --  20,266,912   4,002,139  (10,535,017)   6,772,686
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $260,570,446 $4,490,449 $1,962,505 $21,357,770 $ 8,626,750 $ (2,226,063) $10,889,538
                          ============ ========== ========== =========== =========== ============  ===========

                       See Notes to Financial Statements

                                                                                                VARIABLE INSURANCE
                                                                                                  PRODUCTS FUND
--------------------------------------------------------------------------------------- ----------------------------------
                                                INTERNATIONAL
   SMALL         U.S.                 EQUITY       MAGNUM       VENTURE       BOND        EQUITY-                 HIGH
    CAP       GOVERNMENT  BALANCED    GROWTH       EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS    INCOME
   SUB-          SUB-       SUB-       SUB-         SUB-         SUB-         SUB-         SUB-        SUB-       SUB-
  ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT
-----------   ---------- ---------- ----------- ------------- ----------- ------------- ----------- ---------- -----------
$ 1,148,975    $32,331   $  607,129 $ 3,598,904   $ 251,292   $ 2,912,129   $ 81,480    $ 8,088,940 $6,093,523 $ 1,064,286
    380,727     (2,318)      52,939     452,661      48,632       512,333     (9,440)       902,569    550,070      67,547
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
    768,248     34,649      554,190   3,146,243     202,660     2,399,796     90,920      7,186,371  5,543,453     996,739
  5,422,058     (1,916)     642,612   5,391,267    (155,005)   10,716,783     (2,256)    32,699,163 11,137,299     964,520
  3,516,783     15,209    1,036,991  30,707,168     194,954    20,008,648    (46,594)    39,593,709 14,768,529    (611,552)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,905,274)    17,125      394,379  25,315,901     349,959     9,291,865    (44,337)     6,894,545  3,631,231  (1,576,072)
     20,862         11        6,840      56,142       5,897        22,521        493        561,003    333,272      20,913
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,884,412)    17,136      401,219  25,372,043     355,856     9,314,386    (43,844)     7,455,548  3,964,503  (1,555,159)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
$(1,116,164)   $51,785   $  955,409 $28,518,286   $ 558,517   $11,714,181   $ 47,076    $14,641,919 $9,507,956 $  (558,420)
              VARIABLE
             INSURANCE
              PRODUCTS
              FUND II
          ---------------------------
               ASSET
              MANAGER
                SUB-
              ACCOUNT       TOTAL
           ------------- ------------
              $  835,511 $187,037,382
                  50,140   10,697,110
           ------------- ------------
                 785,371  176,340,272
                 971,097  203,203,584
               1,247,559  390,670,172
           ------------- ------------
                 276,461  187,466,588
                   4,137    7,251,049
           ------------- ------------
                 280,598  194,717,637
           ------------- ------------
              $1,065,969 $371,057,909
           ============= ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                  STOCK
                    CAPITAL GROWTH               MONEY MARKET     INDEX                     MID CAP    GROWTH AND    SMALL CAP
                         SUB-       BOND INCOME      SUB-          SUB-        MANAGED       VALUE     INCOME SUB-      SUB-
                       ACCOUNT      SUB-ACCOUNT    ACCOUNT       ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT    ACCOUNT      ACCOUNT
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
 FROM OPERATING
 ACTIVITIES
 Net investment
 income (loss)....        ($51,421)   ($511,944) $  4,011,731   ($1,201,336) $ 1,132,800    ($259,625) $ 1,840,472  $    279,695
 Net realized and
 unrealized gain
 (loss) on
 investments......     (63,417,345)   6,051,041            --   (19,055,274)  (4,022,023)   7,681,205   (7,574,106)    2,781,691
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
  Net increase
  (decrease) in
  net assets
  resulting from
  operations......     (63,468,766)   5,539,097     4,011,731   (20,256,610)  (2,889,223)   7,421,580   (5,733,634)    3,061,386
 FROM POLICY-
 RELATED
 TRANSACTIONS
  Net premiums
  transferred from
  New England Life
  Insurance
  Company
  (Note 4)........     134,719,373   12,375,855   236,841,520    39,147,722   10,169,186    6,884,739   17,754,814    22,841,356
 Net transfers
 (to) from other
 sub-accounts.....     (53,936,979)  (1,050,289) (209,452,023)   21,601,786   (1,102,701)      19,759       71,181    37,692,753
 Net transfers
 (to) from New
 England Life
 Insurance
 Company..........    (140,732,696) (10,668,357)  (94,509,898)  (28,008,433)  (9,199,841)  (5,138,115)  (2,072,288)  (20,021,929)
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
  Net increase in
  net assets
  resulting from
  policy related
  transactions....     (59,950,302)     657,209   (67,120,401)   32,741,075     (133,356)   1,766,383   15,753,707    40,512,180
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
 Net increase
 (decrease) in
 net assets.......    (123,419,068)   6,196,306   (63,108,670)   12,484,465   (3,022,579)   9,187,963   10,020,073    43,573,566
 NET ASSETS, AT
 BEGINNING OF THE
 PERIOD...........   1,146,703,380   68,040,407   136,769,883   164,522,069   64,170,231   33,493,352   85,110,312    89,052,664
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
 NET ASSETS, AT
 END OF THE
 PERIOD...........  $1,023,284,312  $74,236,713  $ 73,661,213  $177,006,534  $61,147,652  $42,681,315  $95,130,385  $132,626,230
                    ==============  ===========  ============  ============  ===========  ===========  ===========  ============



                        NEW ENGLAND ZENITH FUND
                    -------------------------------------
                       U.S.                    EQUITY
                    GOVERNMENT                 GROWTH
                       SUB-     BALANCED        SUB-
                     ACCOUNT   SUB-ACCOUNT    ACCOUNT
                    ---------- ------------ -------------
 FROM OPERATING
 ACTIVITIES
 Net investment
 income (loss)....   ($7,636)    ($111,693) $  1,325,439
 Net realized and
 unrealized gain
 (loss) on
 investments......     76,668     (359,924)  (52,416,743)
                    ---------- ------------ -------------
  Net increase
  (decrease) in
  net assets
  resulting from
  operations......     69,032     (471,617)  (51,091,304)
 FROM POLICY-
 RELATED
 TRANSACTIONS
  Net premiums
  transferred from
  New England Life
  Insurance
  Company
  (Note 4)........         --    3,706,077    62,510,597
 Net transfers
 (to) from other
 sub-accounts.....   (56,167)     (718,221)   85,404,643
 Net transfers
 (to) from New
 England Life
 Insurance
 Company..........   (16,248)   (2,786,161)  (22,586,575)
                    ---------- ------------ -------------
  Net increase in
  net assets
  resulting from
  policy related
  transactions....   (72,415)      201,695   125,328,665
                    ---------- ------------ -------------
 Net increase
 (decrease) in
 net assets.......    (3,383)     (269,922)   74,237,361
 NET ASSETS, AT
 BEGINNING OF THE
 PERIOD...........    757,310   15,289,368   198,645,578
                    ---------- ------------ -------------
 NET ASSETS, AT
 END OF THE
 PERIOD...........   $753,927  $15,019,446  $272,882,939
                    ========== ============ =============

+ For the period May 1, 2000 (Commencement of Operations) through December 31,
  2000.
++ On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                                METROPOLITAN SERIES FUND
------------------------------------------------------------------  ---------------------------------------------------
INTERNATIONAL    VENTURE         BOND                                            LARGE CAP    RUSSELL    INTERNATIONAL+
   MAGNUM         VALUE      OPPORTUNITIES INVESTORS    RESEARCH                  GROWTH+      2000+         STOCK
EQUITY++ SUB-      SUB-          SUB-         SUB-      MANAGERS     MID CAP+       SUB-     INDEX SUB-       SUB-
   ACCOUNT       ACCOUNT        ACCOUNT     ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT   ACCOUNT     ACCOUNT       ACCOUNT
-------------  ------------  ------------- ----------  -----------  -----------  ----------  ----------  --------------
$   246,278     ($1,440,887)    ($10,241)    ($12,646)    ($38,697) $ 1,294,505    ($10,822) $  300,710   $   (16,904)
 (3,683,838)     17,721,838       72,318      (21,735)  (1,202,406) (10,889,144) (1,223,110)   (620,960)      640,323
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
 (3,437,560)     16,280,951       62,077      (34,381)  (1,241,103)  (9,594,639) (1,233,932)   (320,250)      623,419
  3,782,500      43,590,651          --       511,027    1,389,537    2,953,055     672,516     219,502       624,545
(16,563,486)     52,137,520      (76,915)   2,126,907   11,980,716   31,992,287   5,876,190   1,935,622    20,720,805
        --      (42,296,007)     (11,007)    (286,688)  (1,310,787)  (1,496,684)   (818,946)    328,338    (2,581,254)
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
(12,780,986)     53,432,164      (87,922)   2,351,246   12,059,466   33,448,658   5,729,760   2,483,462    18,764,096
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
(16,218,546)     69,713,115      (25,845)   2,316,865   10,818,363   23,854,019   4,495,828   2,163,212    19,387,515
 16,218,546     146,470,032    1,061,034      692,838      788,203          --          --          --            --
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
$       --     $216,183,147   $1,035,189   $3,009,703  $11,606,566  $23,854,019  $4,495,828  $2,163,212   $19,387,515
===========    ============   ==========   ==========  ===========  ===========  ==========  ==========   ===========
                                                         VARIABLE
                                                         INSURANCE
                                                         PRODUCTS
                          VARIABLE INSURANCE FUND         FUND II
               ----------------------------------------------------- ---------------
                  EQUITY-
                  INCOME       OVERSEAS                    ASSET
                   SUB-          SUB-      HIGH INCOME    MANAGER
                  ACCOUNT       ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT      TOTAL
               ------------- ------------- ------------ ------------ ---------------
               $ 12,340,033  $ 15,049,428  $   903,229  $ 1,356,920  $   36,407,388
                   (363,249)  (55,468,507)  (4,826,561)  (2,058,495)   (192,178,336)
               ------------- ------------- ------------ ------------ ---------------
                 11,976,784   (40,419,079)  (3,923,332)    (701,575)   (155,770,948)
                 24,790,229    45,688,246    3,195,995    2,631,829     677,000,871
                (10,695,232)   19,044,295      658,505    2,389,044             --
                (21,100,288)   32,597,100   (1,779,533)  (2,869,212)   (377,365,509)
               ------------- ------------- ------------ ------------ ---------------
                 (7,005,291)   97,329,641    2,074,967    2,151,661     299,635,362
               ------------- ------------- ------------ ------------ ---------------
                  4,971,493    56,910,562   (1,848,365)   1,450,086     143,864,414
                152,058,910   126,338,392   13,480,923   11,770,181   2,471,433,613
               ------------- ------------- ------------ ------------ ---------------
               $157,030,403  $183,248,954  $11,632,558  $13,220,267  $2,615,298,027
               ============= ============= ============ ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1999

                        CAPITAL         BOND          MONEY         STOCK                     MID CAP
                         GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE
                          SUB-          SUB-          SUB-           SUB-         SUB-         SUB-
                        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT
                     --------------  -----------  -------------  ------------  -----------  -----------
 FROM OPERATING
  ACTIVITIES
 Net investment
  income (loss)...   $  232,326,333  $ 5,003,403  $   4,444,587  $  3,140,798  $ 9,362,071  $   129,188
 Net realized and
  unrealized gain
  (loss) on
  investments.....      (71,770,491)  (5,707,370)            --    23,667,781   (3,750,911)    (531,819)
                     --------------  -----------  -------------  ------------  -----------  -----------
  Net Increase
   (decrease) in
   net assets
   resulting from
   operations.....      160,555,842     (703,967)     4,444,587    26,808,579    5,611,160     (402,631)
 FROM POLICY-
  RELATED
  TRANSACTIONS
 Net premiums
  transferred from
  New England Life
  Insurance
  Company (Note
  4)..............      142,211,177   13,805,688    214,469,972    29,988,746   10,115,433    7,098,841
 Net transfers
  (to) from other
  sub-accounts....       (3,426,057)   5,993,183   (132,180,032)   28,975,401    3,130,211   (1,928,318)
 Net transfers
  (to) from New
  England Life
  Insurance
  Company.........     (127,342,172)  (8,870,541)   (35,295,568)  (21,960,448)  (7,936,560)  (3,985,601)
                     --------------  -----------  -------------  ------------  -----------  -----------
  Net Increase in
   net assets
   resulting from
   policy related
   transactions...       11,442,948   10,928,330     46,994,372    37,003,699    5,309,084    1,184,922
                     --------------  -----------  -------------  ------------  -----------  -----------
 Net increase
  (decrease) in
  net assets......      171,998,790   10,224,363     51,438,959    63,812,278   10,920,244      782,291
 NET ASSETS, AT
  BEGINNING OF THE
  PERIOD..........      974,704,592   57,816,044     85,330,924   100,709,791   53,249,987   32,711,062
                     --------------  -----------  -------------  ------------  -----------  -----------
 NET ASSETS, AT
  END OF THE
  PERIOD..........   $1,146,703,382  $68,040,407  $ 136,769,883  $164,522,069  $64,170,231  $33,493,353
                     ==============  ===========  =============  ============  ===========  ===========
                            NEW ENGLAND ZENITH FUND
                     --------------------------------------
                        GROWTH
                         AND          SMALL         U.S.
                        INCOME         CAP       GOVERNMENT
                         SUB-          SUB-         SUB-
                       ACCOUNT       ACCOUNT      ACCOUNT
                     ------------- ------------- ----------
 FROM OPERATING
  ACTIVITIES
 Net investment
  income (loss)...   $ 11,596,165  $   (278,252)  $ 35,715
 Net realized and
  unrealized gain
  (loss) on
  investments.....     (5,083,954)   23,952,330    (73,665)
                     ------------- ------------- ----------
  Net Increase
   (decrease) in
   net assets
   resulting from
   operations.....      6,512,211    23,674,078    (37,950)
 FROM POLICY-
  RELATED
  TRANSACTIONS
 Net premiums
  transferred from
  New England Life
  Insurance
  Company (Note
  4)..............     15,769,644    16,994,060         --
 Net transfers
  (to) from other
  sub-accounts....     14,513,514    (3,433,209)    79,255
 Net transfers
  (to) from New
  England Life
  Insurance
  Company.........    (10,636,850)  (11,981,152)    24,393
                     ------------- ------------- ----------
  Net Increase in
   net assets
   resulting from
   policy related
   transactions...     19,646,308     1,579,699    103,648
                     ------------- ------------- ----------
 Net increase
  (decrease) in
  net assets......     26,158,519    25,253,777     65,698
 NET ASSETS, AT
  BEGINNING OF THE
  PERIOD..........     58,951,793    63,798,887    691,612
                     ------------- ------------- ----------
 NET ASSETS, AT
  END OF THE
  PERIOD..........   $ 85,110,312  $ 89,052,664   $757,310
                     ============= ============= ==========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

-----------------------------------------------------------------------------------------
                           INTERNATIONAL
                EQUITY        MAGNUM       VENTURE         BOND                 RESEARCH
 BALANCED       GROWTH        EQUITY        VALUE      OPPORTUNITIES INVESTORS* MANAGERS*
   SUB-          SUB-          SUB-          SUB-          SUB-         SUB-      SUB-
  ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT     ACCOUNT    ACCOUNT
-----------  ------------  ------------- ------------  ------------- ---------- ---------
$   872,246  $ 25,581,608   $   (58,946) $  2,139,117   $   66,632    $  1,388  $ (1,540)
 (2,439,260)   21,453,452     3,446,309    18,348,101     (106,878)     29,340   103,725
-----------  ------------   -----------  ------------   ----------    --------  --------
 (1,567,014)   47,035,060     3,387,363    20,487,218      (40,246)     30,728   102,185
  4,093,455    31,646,457     3,430,299    32,031,496           --      75,935    86,667
  1,865,860    59,949,102     1,463,742    22,546,367        1,100     684,756   763,549
 (1,579,581)  (30,858,890)   (2,381,414)  (23,867,517)       9,526     (98,581) (164,198)
-----------  ------------   -----------  ------------   ----------    --------  --------
  4,379,734    60,736,669     2,512,627    30,710,346       10,626     662,110   686,018
-----------  ------------   -----------  ------------   ----------    --------  --------
  2,812,720   107,771,729     5,899,990    51,197,564      (29,620)    692,838   788,203
 12,476,648    90,873,849    10,318,556    95,272,468    1,090,654          --        --
-----------  ------------   -----------  ------------   ----------    --------  --------
$15,289,368  $198,645,578   $16,218,546  $146,470,032   $1,061,034    $692,838  $788,203
===========  ============   ===========  ============   ==========    ========  ========
                                                       VARIABLE
                                                       INSURANCE
                      VARIABLE INSURANCE               PRODUCTS
                         PRODUCTS FUND                  FUND II
            ---------------------------------------------------------------------
               EQUITY-                      HIGH         ASSET
                INCOME       OVERSEAS      INCOME       MANAGER
                 SUB-          SUB-         SUB-         SUB-
               ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT        TOTAL
             ------------- ------------- ------------ ------------ --------------
             $  6,472,830  $  3,064,669  $ 1,060,177  $   638,800  $  305,596,989
                2,224,031    36,725,455     (259,642)     506,400      40,732,934
             ------------- ------------- ------------ ------------ ---------------
                8,696,861    39,790,124      800,535    1,145,200     346,329,923
               26,649,674    17,254,614    3,727,099    2,393,210     571,842,467
               (2,823,843)    1,086,949    1,354,057    1,384,413              --
              (19,017,183)  (16,067,097)  (2,389,723)  (1,339,833)   (325,738,990)
             ------------- ------------- ------------ ------------ ---------------
                4,808,648     2,274,466    2,691,433    2,437,790     246,103,477
             ------------- ------------- ------------ ------------ ---------------
               13,505,509    42,064,590    3,491,968    3,582,990     592,433,400
              138,553,401    84,273,799    9,988,955    8,187,191   1,879,000,213
             ------------- ------------- ------------ ------------ ---------------
             $152,058,910  $126,338,389  $13,480,923  $11,770,181  $2,471,433,613
             ============= ============= ============ ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                 NEW ENGLAND ZENITH FUND
                   ------------------------------------------------------------------------------------------------------------
                                                                                                         GROWTH
                      CAPITAL        BOND          MONEY         STOCK                     MID CAP         AND         SMALL
                      GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE        INCOME         CAP
                       SUB-          SUB-          SUB-           SUB-         SUB-          SUB-         SUB-         SUB-
                      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
FROM OPERATING
 ACTIVITIES
 Net investment
  income (loss)..  $ 130,356,415  $ 4,171,436  $   1,962,505  $  1,090,858  $ 4,624,610  $  8,308,955  $ 4,116,853  $   768,248
 Net realized and
  unrealized gain
  (loss) on
  investments....    130,214,031      319,014             --    20,266,912    4,002,139   (10,535,017)   6,772,686   (1,884,412)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase
  (decrease) in
  net assets
  resulting from
  operations.....    260,570,446    4,490,449      1,962,505    21,357,770    8,626,750    (2,226,063)  10,889,538   (1,116,164)
FROM POLICY-
 RELATED
 TRANSACTIONS
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    130,346,621   10,522,040    221,378,611    15,997,005    6,508,238     8,067,127   10,034,046   16,979,803
 Net transfers
  (to) from other
  sub-accounts...     28,412,166    9,220,311   (149,270,654)   22,094,429    6,317,021      (102,089)  15,004,643    9,499,585
 Net transfers to
  New England
  Life Insurance
  Company........   (136,266,249)  (7,932,456)   (21,844,962)  (16,290,249)  (6,742,406)   (4,094,516)  (8,744,105)  (9,074,771)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase in
  net assets
  resulting from
  policy related
  transactions...     22,492,538   11,809,895     50,262,995    21,801,185    6,082,853     3,870,522   16,294,584   17,404,617
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net increase in
  net assets.....    283,062,984   16,300,344     52,225,500    43,158,955   14,709,603     1,644,459   27,184,123   16,288,452
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........    691,641,608   41,515,700     33,105,424    57,550,836   38,540,384    31,066,603   31,767,670   47,510,435
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $ 974,704,592  $57,816,044  $  85,330,924  $100,709,791  $53,249,987  $ 32,711,062  $58,951,793  $63,798,887
                   =============  ===========  =============  ============  ===========  ============  ===========  ===========

                       See Notes to Financial Statements

                                                                                            VARIABLE INSURANCE
                                                                                               PRODUCTS FUND
 -------------------------------------------------------------------------------------------------------------------------
                                         INTERNATIONAL
    U.S.                      EQUITY        MAGNUM       VENTURE         BOND        EQUITY-                      HIGH
 GOVERNMENT    BALANCED       GROWTH        EQUITY        VALUE      OPPORTUNITIES    INCOME       OVERSEAS      INCOME
    SUB-         SUB-          SUB-          SUB-          SUB-          SUB-          SUB-          SUB-         SUB-
  ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT
 ----------   -----------  ------------  ------------- ------------  ------------- ------------  ------------  -----------
 $  34,649    $   554,190  $  3,146,243   $   202,660  $  2,399,796   $   90,920   $  7,186,371  $  5,543,453  $   996,739
    17,136        401,219    25,372,043       355,856     9,314,386      (43,844)     7,455,548     3,964,503   (1,555,159)
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
    51,785        955,409    28,518,286       558,517    11,714,181       47,076     14,641,919     9,507,956     (558,420)
        --      3,185,034    18,566,913     3,131,225    24,165,947           --     26,170,240    17,386,996    2,434,923
   590,096      3,794,185    16,305,214       999,735    23,584,994      612,788      8,474,098       342,473    2,823,884
  (111,452)    (2,333,228)  (14,453,624)   (1,503,958)  (15,609,387)    (156,947)   (18,064,178)  (10,788,946)  (1,891,706)
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
   478,644      4,645,991    20,418,503     2,627,002    32,141,554      455,841     16,580,160     6,940,523    3,367,101
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
   530,429      5,601,400    48,936,789     3,185,519    43,855,735      502,917     31,222,080    16,448,479    2,808,682
   161,183      6,875,248    41,937,060     7,133,037    51,416,733      587,737    107,331,321    67,825,320    7,180,273
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
 $ 691,612    $12,476,648  $ 90,873,849   $10,318,556  $ 95,272,468   $1,090,654   $138,553,401  $ 84,273,799  $ 9,988,955
 =========    ===========  ============   ===========  ============   ==========   ============  ============  ===========
               VARIABLE
               INSURANCE
               PRODUCTS
                FUND II
              ---------------------------
                 ASSET
                MANAGER
                 SUB-
                ACCOUNT        TOTAL
              ------------ --------------
              $   785,371  $  176,340,272
                  280,598     194,717,637
              ------------ ---------------
                1,065,969     371,057,909
                1,626,307     516,501,076
                1,297,121              --
               (1,251,084)   (277,154,223)
              ------------ ---------------
                1,672,344     239,346,853
              ------------ ---------------
                2,738,313     610,404,762
                5,448,878   1,268,595,450
              ------------ ---------------
              $ 8,187,191  $1,879,000,212
              ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS


1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO. NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has twenty-three investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, Metropolitan Series Fund, Inc., the Variable Insurance Products Fund and the Variable Insurance Products Fund II are open-end management investment companies. The Account purchases or redeems shares of the Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Under some versions of the policies the charge is assessed daily against Account assets and under others it is deducted monthly from policy cash values. The rate of the charge varies by policy version.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales load, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. New England Investment Management, LLC. (formerly, TNE Advisers, Inc.), which is an indirect subsidiary of NELICO, Capital Growth Management Limited Partnership ("CGM"), and each of the sub-advisers are registered with the Securities and Exchange Commission as investment advisers under the Investment Advisers Act of 1940.

         SERIES                          ADVISER                            SUB-ADVISER
         ------           -------------------------------------- ----------------------------------
Capital Growth..........  CGM
Back Bay Advisors Money
 Market.................  New England Investment Management, LLC Back Bay Advisors, L.P.
Back Bay Advisors Bond
 Income.................  New England Investment Management, LLC Back Bay Advisors, L.P.
Back Bay Advisors
 Managed................  New England Investment Management, LLC Back Bay Advisors, L.P.
Westpeak Stock Index....  New England Investment Management, LLC Westpeak Investment Advisors, L.P.
Westpeak Growth and
 Income.................  New England Investment Management, LLC Westpeak Investment Advisors, L.P.
Harris Oakmark Mid Cap
 Value..................  New England Investment Management, LLC Harris Associates L.P.
Loomis Sayles Small Cap.  New England Investment Management, LLC Loomis, Sayles & Company, L.P.
Balanced................  New England Investment Management, LLC Wellington Management
                                                                 Company, LLP.
Davis Venture Value.....  New England Investment Management, LLC Davis Selected Advisers, L.P.
Alger Equity Growth.....  New England Investment Management, LLC Fred Alger Management, Inc.
Salomon Brothers          New England Investment Management, LLC Salomon Brothers Asset
 U.S. Government........                                         Management, Inc
Salomon Brothers
 Strategic Bond
 Opportunities..........  New England Investment Management, LLC Salomon Brothers Asset
                                                                 Management, Inc
MFS Investors Series....  New England Investment Management, LLC Massachusetts Financial
                                                                 Services Company
MFS Research Managers     New England Investment Management, LLC Massachusetts Financial
 Series.................                                         Services Company

The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co. became the sub-adviser. Harrris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis Sayles until May 1, 2000, when Wellington Management Company became sub-adviser. The Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series on December 1, 2000. The Morgan Stanley International Magnum Equity Series is no longer available for investment under the contracts.

Metropolitan Life Insurance Company is investment adviser for the Metropolitan Series Fund Portfolios. Putnam Investment Management, Inc. is the sub-investment manager of the Putnam Large Cap Growth Portfolio and the Putnam International Stock Portfolio, and Janus Capital Corporation is the sub-investment manager of the Janus Mid Cap Portfolio.

Fidelity Management & Research Company is the investment adviser for the Variable Insurance Products Fund and Variable Insurance Products Fund II.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 2000:

                                                        PURCHASES      SALES
                                                       ------------ ------------
   Capital Growth Series.............................  $242,715,192 $312,493,998
   Back Bay Advisors Money Market Series.............   458,970,898  522,023,525
   Back Bay Advisors Bond Income Series..............    33,718,507   32,582,505
   Back Bay Advisors Managed Series..................    23,705,585   23,913,716
   Westpeak Stock Index Series.......................   109,578,168   75,579,521
   Westpeak Growth and Income Series.................    42,917,526   36,036,620
   Harris Oakmark Mid Cap Value Series...............    17,398,618   14,576,586
   Loomis Sayles Small Cap Series....................    91,092,312   45,552,359
   Balanced Series...................................     9,827,185    9,559,823
   Morgan Stanley International Magnum Equity Series.    14,863,887    8,409,841
   Davis Venture Value Series........................   145,317,819   74,464,177
   Alger Equity Growth Series........................   230,460,443  102,463,838
   Salomon Bothers U.S. Government Series............       764,682      839,432
   Salomon Bothers Strategic Bond Opportunities
    Series...........................................       564,848      666,225
   MFS Investors Series..............................     3,287,762      651,353
   MFS Research Managers Series......................    18,120,610    4,728,732
   Putnam International Stock Portfolio+.............     7,473,945    4,134,522
   Putnam Large Cap Growth Portfolio+................     7,754,619    1,210,616
   Janus Mid Cap Portfolio+..........................    48,013,088   14,740,953
   Russell 2000 Index Portfolio+.....................     3,571,674    1,312,245
   VIP Equity-Income Portfolio.......................    45,105,830   50,758,101
   VIP Overseas Portfolio............................   143,892,059   42,460,218
   VIP High Income Portfolio.........................    10,915,419    8,876,027
   VIP II Asset Manager Portfolio....................     8,496,283    6,146,362

+For the period May 1, 2000 (Commencement of Sub-Account Operations) to December 31, 2000.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the Sub-Account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown. These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (3.82)%   53.45%   (6.38)%   14.57%   (7.39)%   37.55%   20.65%   23.05 %   33.63 %   15.30 %    (4.98)%
Bond Income........   7.71 %   17.55%    7.80 %   12.22%   (3.70)%   20.78%    4.24%   10.50 %    8.66 %   (0.81)%     7.77 %
Money Market.......   7.81 %    5.84%    3.43 %    2.61%    3.61 %    5.33%    4.76%    4.97 %    4.90 %    4.60 %     5.85 %
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.48)%   29.98%    6.92 %    9.34%    0.76 %   36.44%   22.04%   32.03 %   27.49 %   19.96 %    (9.36)%
Managed............   2.85 %   19.75%    6.33 %   10.26%   (1.46)%   30.81%   14.62%   26.12 %   19.24 %    9.59 %    (3.72)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.47%   (0.62)%   29.90%   17.20%   16.91 %   (5.79)%    0.00 %    20.01 %
Growth and Income.............................    13.97%   (1.55)%   35.99%   17.68%   33.01 %   24.02 %    8.97 %    (5.48)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.29%    6.69 %   34.62%   13.88%   27.66 %   11.24 %    5.96 %     8.04 %
Overseas......................................    14.57%    1.37 %    9.30%   12.82%   11.17 %   12.36 %   42.13 %   (19.39)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.45)%   28.40%   30.22%   24.42 %   (2.04)%   31.29 %     4.89 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.58)%   20.18%   13.63%   17.26 %   (4.66)%    7.78 %   (22.74)%
Asset Manager..........................................    (4.41)%   16.55%   14.20%   20.23 %   14.65 %   10.70 %    (4.26)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.84%   12.78%   25.19 %   47.27 %   33.66 %   (13.98)%
Balanced........................................................     13.75%   16.50%   15.77 %    8.73 %   (5.39)%    (2.26)%
International Stock**...........................................      3.85%    6.30%   (1.64)%    6.90 %   24.18 %   (10.51)%
Venture Value...................................................     21.64%   25.40%   33.03 %   14.02 %   17.11 %     9.11 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.61 %    (0.49)%
Research Managers...................................................................................       19.52 %    (3.97)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.30)%
Russell 2000(R) Index........................................................................................         (6.56)%
Large Cap Growth.............................................................................................        (27.17)%

*  Based on a mortality and expense risk charge at an annual rate of .35%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (3.91)%   53.29%   (6.47)%   14.46%   (7.38)%   37.41%   20.53%   22.92 %   33.49 %   15.18 %    (5.08)%
Bond Income........   7.60 %   17.43%    7.69 %   12.10%   (3.80)%   20.66%    4.14%   10.39 %    8.55 %   (0.91)%     7.66 %
Money Market.......   7.71 %    5.74%    3.33 %    2.51%    3.35 %    5.23%    4.65%    4.87 %    4.79 %    4.49 %     5.75 %

                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.58)%   29.85%    6.81 %    9.23%    0.66 %   36.30%   21.91%   31.90 %   27.36 %   19.84 %    (9.45)%
Managed............   2.75 %   19.63%    6.22 %   10.15%   (1.56)%   30.67%   14.51%   25.99 %   19.12 %    9.48 %    (3.81)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.39%   (0.72)%   29.77%   17.08%   16.80 %   (5.88)%   (0.10)%    19.89 %
Growth and Income.............................    13.90%   (1.65)%   38.85%   17.56%   32.87 %   23.89 %    8.86 %    (5.58)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity Income.................................     9.22%    6.59 %   34.49%   13.77%   27.53 %   11.13 %    5.85 %     7.93 %
Overseas......................................    14.49%    1.27 %    9.19%   12.70%   11.05 %   12.24 %   41.99 %   (19.47)%

                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.52)%   28.27%   30.09%   24.29 %   (2.14)%   31.16 %     4.78 %

                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.61)%   20.06%   13.52%   17.14 %   (4.76)%    7.67 %   (22.82)%
Asset Manager..........................................    (4.45)%   16.43%   14.09%   20.11 %   14.53 %   10.59 %    (4.36)%

                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.76%   12.66%   25.06 %   47.12 %   33.53 %   (14.07)%
Balanced........................................................     13.67%   16.39%   15.66 %    8.62 %   (5.49)%    (2.35)%
International Stock**...........................................      3.79%    6.19%   (1.74)%    6.79 %   24.05 %   (10.60)%
Venture Value...................................................     21.56%   25.27%   32.90 %   13.90 %   16.99 %     9.00 %

                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.54 %    (0.59)%
Research Managers...................................................................................       19.44 %    (4.07)%

                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.35)%
Russell 2000(R) Index........................................................................................         (6.62)%
Large Cap Growth ............................................................................................        (27.22)%

*  Based on a mortality and expense risk charge at an annual rate of .45%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (4.06)%   53.06%   (6.61)%   14.28%   (7.62)%   37.21%   20.34%   22.74 %   33.29 %   15.01 %    (5.22)%
Bond Income........   7.44 %   17.25%    7.53 %   11.94%   (3.94)%   20.47%    3.98%   10.23 %    8.39 %   (1.06)%     7.50 %
Money Market.......   7.54 %    5.58%    3.18 %    2.36%    3.35 %    5.07%    4.50%    4.71 %    4.63 %    4.34 %     5.59 %
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.72)%   29.65%    6.65 %    9.07%    0.51 %   36.10%   21.73%   31.70 %   27.17 %   19.66 %    (9.59)%
Managed............   2.59 %   19.45%    6.06 %    9.99%   (1.70)%   30.48%   14.34%   25.81 %   18.94 %    9.31 %    (3.96)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.28%   (0.87)%   29.57%   16.90%   16.62 %   (6.03)%   (0.25)%    19.71 %
Growth and Income.............................    13.78%   (1.80)%   35.65%   17.38%   32.67 %   23.71 %    8.70 %    (5.72)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.11%    6.43 %   34.29%   13.59%   27.34 %   10.96 %    5.69 %     7.77 %
Overseas......................................    14.38%    1.12 %    9.02%   12.53%   10.89 %   12.08 %   41.77 %   (19.59)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.61)%   28.08%   29.90%   24.11 %   (2.28)%   30.96 %     4.62 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.66)%   19.88%   13.35%   16.96 %   (4.90)%    7.51 %   (22.94)%
Asset Manager..........................................    (4.49)%   16.26%   13.91%   19.93 %   14.36 %   10.43 %    (4.50)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.64%   12.49%   24.88 %   46.90 %   33.33 %   (14.20)%
Balanced........................................................     13.56%   16.21%   15.48 %    8.46 %   (5.63)%    (2.50)%
International Stock**...........................................      3.68%    6.03%   (1.89)%    6.63 %   23.87 %   (10.73)%
Venture Value...................................................     21.44%   25.08%   32.70 %   13.73 %   16.81 %     8.83 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.44 %    (0.74)%
Research Managers...................................................................................       19.32 %    (4.21)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.03)%
Russell 2000(R) Index........................................................................................         (6.72)%
Large Cap Growth.............................................................................................        (27.29)%

* Based on a mortality and expense risk charge at an annual rate of .60%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (4.35)%   52.61%   (6.90)%   13.94%   (7.90)%   36.80%   19.98%   22.37%    32.89 %   14.67 %    (5.50)%
Bond Income........   7.11 %   16.90%    7.21 %   11.60%   (4.23)%   20.12%    3.67%    9.90%     8.07 %   (1.36)%     7.18 %
Money Market.......   7.22 %    5.26%    2.87 %    2.05%    3.04 %    4.75%    4.18%    4.39%     4.32 %    4.03 %     5.27 %
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (5.01)%   29.27%    6.33 %    8.74%    0.21 %   35.69%   21.36%   31.31%    26.79 %   19.30 %    (9.86)%
Managed............   2.28 %   19.10%    5.74 %    9.69%   (2.00)%   30.09%   13.99%   25.43%    18.58 %    8.98 %    (4.24)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.05%   (1.16)%   29.19%   16.55%   16.27%    (6.31)%   (0.55)%    19.36 %
Growth and Income.............................    13.55%   (2.09)%   35.25%   17.03%   32.28%    23.34 %    8.37 %    (6.00)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     8.89%    6.11 %   33.89%   13.25%   26.96%    10.63 %    5.38 %     7.45 %
Overseas......................................    14.15%    0.82 %    8.70%   12.19%   10.56%    11.74 %   41.35 %   (19.83)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.80)%   27.69%   29.50%   23.73%    (2.58)%   30.57 %     4.31 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.76)%   19.53%   13.00%   16.61%    (5.19)%    7.19 %   (23.17)%
Asset Manager..........................................    (4.59)%   15.91%   13.57%   19.57%    14.02 %   10.10 %    (4.79)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.39%   12.15%   24.50 %   46.46 %   32.93 %   (14.45)%
Balanced........................................................     13.33%   15.86%   15.14 %    8.13 %   (5.91)%    (2.79)%
International Stock**...........................................      3.48%    5.71%   (2.18)%    6.31 %   23.50 %   (11.00)%
Venture Value...................................................     21.20%   24.71%   32.30 %   13.39 %   16.47 %     8.51 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.23 %    (1.04)%
Research Managers...................................................................................       19.08 %    (4.50)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.17)%
Russell 2000(R) Index........................................................................................         (6.90)%
Large Cap Growth.............................................................................................        (27.44)%

* Based on a mortality and expense risk charge at an annual rate of .90%. Certain Zenith Survivorship Life Policies currently have a mortality and expense risk charge at an annual rate of .75%.
** On December 1, 2000 The Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (5.73)%   52.83%   (6.75)%   14.11%   (7.76)%   37.00%   20.16%   22.56 %   33.09 %   14.84 %    (5.36)%
Bond Income........   7.28 %   17.08%    7.37 %   11.77%   (4.08)%   20.29%    3.82%   10.06 %    8.23 %   (1.21)%     7.34 %
Money Market.......   7.38 %    5.42%    3.02 %    2.20%    3.20 %    4.91%    4.34%    4.55 %    4.48 %    4.18 %     5.43 %

                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.86)%   29.46%    6.49 %    8.90%    0.36 %   35.90%   21.55%   31.51 %   26.98 %   19.48 %    (9.72)%
Managed............   2.44 %   19.28%    5.90 %    9.82%   (1.85)%   30.28%   14.16%   25.62 %   18.76 %    9.15 %    (4.10)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.16%   (1.01)%   29.38%   16.72%   16.45 %   (6.17)%   (0.40)%    19.54 %
Growth and Income.............................    13.67%   (1.94)%   35.45%   17.21%   32.47 %   23.52 %    8.53 %    (5.86)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.00%    6.27 %   34.09%   13.42%   27.15 %   10.79 %    5.54 %     7.61 %
Overseas......................................    14.26%    0.97 %    8.86%   12.36%   10.72 %   11.91 %   41.56 %   (19.71)%

                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.71)%   27.88%   29.70%   23.92 %   (2.43)%   30.77 %     4.47 %

                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.71)%   19.71%   13.17%   16.79 %   (5.04)%    7.35 %   (23.05)%
Asset Manager..........................................    (4.54)%   16.08%   13.74%   19.75 %   14.19 %   10.26 %    (4.64)%

                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.51%   12.32%   24.69 %   46.68 %   33.13 %   (14.33)%
Balanced........................................................     13.44%   16.03%   15.31 %    8.29 %   (5.77)%    (2.64)%
International Stock**...........................................      3.58%    5.87%   (2.04)%    6.47 %   23.68 %   (10.87)%
Venture Value...................................................     21.32%   24.89%   32.50 %   13.56 %   16.64 %     8.67 %

                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.34 %    (0.89)%
Research Managers...................................................................................       19.20 %    (4.35)%

                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.10)%
Russell 2000(R) Index........................................................................................         (6.81)%
Large Cap Growth ............................................................................................        (27.36)%

* Based on a mortality and expense risk charge at an annual rate of .75%. Certain Zenith Flexible Life Policies currently have a mortality and expense risk charge at an annual rate of .60%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH EXECUTIVE ADVANTAGE PLUS", "ZENITH EXECUTIVE ADVANTAGE 2000" AND "ZENITH SURVIVORSHIP LIFE PLUS") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (3.48)%   53.98%   (6.05)%   14.97%   (7.07)%   38.03%   21.07%   23.48 %   34.09 %   15.70 %    (4.65)%
Bond Income........   8.09 %   17.96%    8.18 %   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %   (0.47)%     8.15 %
Money Market.......   8.19 %    6.21%    3.80 %    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %    4.97 %     6.22 %

                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.14)%   30.43%    7.30 %    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %   20.38 %    (9.04)%
Managed............   3.21 %   20.17%    6.70 %   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %    9.97 %    (3.38)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%    0.35 %    20.43 %
Growth and Income.............................    14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %    9.35 %    (5.15)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.55%    6.93 %   35.90%   13.75%   28.11 %   11.63 %    6.33 %     8.42 %
Overseas......................................    14.84%    1.21 %   11.02%   12.43%   11.56 %   12.75 %   42.63 %   (19.11)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.23)%   28.84%   30.68%   24.85 %   (1.69)%   31.75 %     5.25 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................     (.37)%   20.79%   13.75%   17.67 %   (4.33)%    8.15 %   (22.47)%
Asset Manager..........................................    (4.65)%   17.68%   14.31%   20.65 %   15.05 %   11.09 %    (3.93)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     25.13%   13.17%   25.63 %   47.78 %   34.13 %   (13.68)%
Balanced........................................................     14.01%   16.91%   16.18 %    9.11 %   (5.06)%    (1.91)%
International Stock**...........................................      4.01%    6.67%   (1.30)%    7.27 %   24.61 %   (10.20)%
Venture Value...................................................     21.92%   25.84%   33.50 %   14.41 %   17.52 %     9.49 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.85 %    (0.15)%
Research Managers...................................................................................       19.80 %    (3.64)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (27.74)%
Russell 2000(R) Index........................................................................................         (6.35)%
Large Cap Growth.............................................................................................        (27.00)%

* For the flexible premium ("Zenith Executive Advantage Plus", "Zenith Executive Advantage 2000", and "Zenith Survivorship Life Plus") policies the mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly.

** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                               NET INVESTMENT RETURN OF THE SUB-ACCOUNTS *
                    -------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- -------- -------- --------  -------- -------- --------  --------  --------  --------
Bond Income........   8.09 %   17.96%    8.18%   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %   (0.47)%    8.15 %
Money Market.......   8.19 %    6.21%    3.80%    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %    4.97 %    6.22 %
                    1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- -------- -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.14)%   30.43%    7.30%    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %   20.38 %   (9.04)%
Managed............   3.21 %   20.17%    6.70%   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %    9.97 %   (3.38)%
                                                4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                     12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                     -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................   14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%    0.35 %   20.43 %
Growth and Income.............................   14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %    9.35 %   (5.15)%
                                                         5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                              12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                              --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................   (3.23)%   28.84%   30.68%   24.85 %   (1.69)%   31.75 %    5.25 %
                                                                   5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                        12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                        -------- -------- --------  --------  --------  --------
Equity Growth...................................................    25.13%   13.17%   25.63 %   47.78 %   34.13 %  (13.68)%
Balanced........................................................    14.01%   16.91%   16.18 %    9.11 %   (5.06)%   (1.91)%
International Stock**...........................................     4.01%    6.67%   (1.30)%    7.27 %   24.61 %  (10.20)%
Venture Value...................................................    21.92%   25.84%   33.50 %   14.41 %   17.52 %    9.49 %
                                                                            6/28/96- 1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                                 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                                 -------- --------  --------  --------  --------
U.S. Government..........................................................     4.55%    8.47 %    7.61 %    0.17 %   10.45 %
Strategic Bond Opportunities.............................................     8.46%   11.07 %    2.04 %    1.44 %    7.22 %
                                                                                                         4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                              12/31/99  12/31/00
-----------                                                                                              --------  --------
Investors...........................................................................................       2.85 %   (0.15)%
Research Managers...................................................................................      19.80 %   (3.64)%
                                                                                                                   5/1/00-
SUB-ACCOUNT                                                                                                        12/31/00
-----------                                                                                                        --------
Large Cap Growth....................................................................................               (27.00)%

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

* For the modified single premium ("American Gateway") policies the mortality and expense risk charge is not charged daily against the sub-account assets but is deducted from the policy cash values monthly.

** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the perfomance of the Morgan Stanley International Magnum Equity Series.

                         INDEPENDENT AUDITORS' REPORT

New England Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2000 and 1999, and the related consolidated statements of income and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of New England Life Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

February 9, 2001

                       NEW ENGLAND LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 2000 AND 1999
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                           2000        1999
                                                        ----------  ----------
ASSETS
Investments:
  Fixed Maturities, Available for Sale, at Estimated
   Fair Value.......................................... $  245,366  $  735,697
  Equity Securities, at Fair Value.....................     24,198      22,685
  Policy Loans.........................................    233,816     181,995
  Short-Term Investments...............................      9,554      62,619
  Other Invested Assets................................     82,378      16,798
                                                        ----------  ----------
   Total Investments...................................    595,312   1,019,794
Cash and Cash Equivalents..............................     44,584      84,371
Deferred Policy Acquisition Costs......................  1,020,830     930,703
Accrued Investment Income..............................     20,116      29,940
Premiums and Other Receivables.........................    121,285     119,750
Other Assets...........................................    110,064     105,982
Separate Account Assets................................  5,651,320   4,840,029
                                                        ----------  ----------
    TOTAL ASSETS....................................... $7,563,511  $7,130,569
                                                        ==========  ==========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits................................. $  190,298  $  614,927
Policyholder Account Balances..........................    411,940     325,385
Other Policyholder Funds...............................    249,344     245,339
Policyholder Dividends Payable.........................      1,530         977
Short and Long-Term Debt...............................     --          75,053
Income Taxes Payable:
  Current..............................................      3,021         (77)
  Deferred.............................................     19,998      38,669
Due to Parent..........................................     88,418      72,247
Other Liabilities......................................     90,507      64,717
Separate Account Liabilities...........................  5,651,320   4,840,029
                                                        ----------  ----------
   TOTAL LIABILITIES...................................  6,706,376   6,277,266
                                                        ----------  ----------
Commitments and Contingencies (Notes 4, 8 and 9)
EQUITY
Common Stock, $125.00 par value; 50,000 shares
 authorized, 20,000 shares issued and outstanding......      2,500       2,500
Preferred Stock, $0.00 par value; 1,000,000 shares
 authorized, 200,000 shares issued and outstanding.....     --          --
Contributed Capital....................................    647,273     647,273
Retained Earnings......................................    215,920     214,528
Accumulated Other Comprehensive Income.................     (8,558)    (10,998)
                                                        ----------  ----------
   TOTAL EQUITY........................................    857,135     853,303
                                                        ----------  ----------
TOTAL LIABILITIES AND EQUITY........................... $7,563,511  $7,130,569
                                                        ==========  ==========

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                      2000      1999      1998
                                                    --------  --------  --------
REVENUES
Premiums..........................................  $125,219  $123,638  $100,689
Universal Life and Investment-Type Product Policy
 Fees.............................................   231,895   220,841   173,766
Net Investment Income.............................    63,260    68,498    49,077
Investment Gains (Losses), Net....................   (28,338)    2,922     5,610
Commissions, Fees and Other Income................   368,126   265,891   192,411
                                                    --------  --------  --------
   TOTAL REVENUES.................................   760,162   681,790   521,553
                                                    --------  --------  --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.............................   149,845   193,293   149,687
Interest Credited to Policyholder Account
 Balances.........................................    19,534    10,721     7,735
Policyholder Dividends............................    17,846    20,827    22,989
Other Operating Costs and Expenses................   535,874   381,881   316,659
                                                    --------  --------  --------
   TOTAL BENEFITS AND OTHER DEDUCTIONS............   723,099   606,722   497,070
                                                    --------  --------  --------
Income From Operations Before Income Taxes........    37,063    75,068    24,483
Income Taxes......................................    25,132    29,344    13,046
                                                    --------  --------  --------
   NET INCOME.....................................  $ 11,931  $ 45,724  $ 11,437
                                                    --------  --------  --------
Other Comprehensive Income (Loss), Net of Tax:
  Unrealized Investment Gains (Losses) (Net of
   Related Offsets, Reclassification Adjustments
   and Income Taxes, of $25,284, $(23,769), and
   $925 Respectively..............................     2,440   (28,437)       92
                                                    --------  --------  --------
COMPREHENSIVE INCOME..............................  $ 14,371  $ 17,287  $ 11,529
                                                    ========  ========  ========


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                         ACCUMULATED
                              CAPITAL STOCK &               OTHER
                                CONTRIBUTED   RETAINED  COMPREHENSIVE
                                  CAPITAL     EARNINGS     INCOME      TOTAL
                              --------------- --------  ------------- --------
BALANCES AT DECEMBER 31,
 1997........................    $449,773     $166,422    $ 17,347    $633,542
Net Income...................       --          11,437       --         11,437
Change in Net Unrealized
 Investment Gains (Losses)...       --           --             92          92
Contributed Capital..........     200,000        --          --        200,000
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 1998........................     649,773      177,859      17,439     845,071
Net Income...................       --          45,724       --         45,724
Preferred Stock Dividends....       --          (9,055)      --         (9,055)
Change in Net Unrealized
 Investment Gains (Losses)...       --           --        (28,437)    (28,437)
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 1999........................     649,773      214,528     (10,998)    853,303
Net Income...................       --          11,931       --         11,931
Preferred Stock Dividends....       --         (10,539)      --        (10,539)
Change in Net Unrealized
 Investment Gains (Losses)...       --           --          2,440       2,440
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 2000........................    $649,773     $215,920    $ (8,558)   $857,135
                                 ========     ========    ========    ========


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

             FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                2000        1999       1998
                                             -----------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES......  $  (655,313) $(159,314) $(311,296)
                                             -----------  ---------  ---------
Cash Flows from Investing Activities:
  Sales, Maturities and Repayments of:
   Available for Sale Fixed Maturities.....      586,894    114,478    164,566
   Equity Securities.......................       34,945      2,491     39,333
   Other, Net..............................      251,615         (1)       721
   Sales of Subsidiary.....................      (54,116)         0          0
  Purchases of:
   Available for Sale Fixed Maturities.....      (86,932)  (157,761)  (184,810)
   Equity Securities.......................       (8,521)    (9,590)   (80,066)
   Real Estate.............................          (86)    (3,251)    (3,644)
   Fixed Asset Property and Equipment......            0          0     (1,459)
   Other Assets............................     (321,386)      (302)       (89)
  Net Change in Short-Term Investments.....       53,065    (10,334)   (24,341)
  Net Change in Policy Loans...............      (51,821)   (46,195)   (31,017)
  Other, Net...............................         (259)    23,443      1,631
                                             -----------  ---------  ---------
NET CASH PROVIDED BY (USED IN) INVESTING
 ACTIVITIES................................      403,398    (87,022)  (119,175)
                                             -----------  ---------  ---------
Cash Flows from Financing Activities:
  Capital Contributions....................            0          0    200,000
  Preferred Stock..........................      (10,539)    (9,055)         0
  Repayment of Debt........................      (77,258)   (13,232)    (8,670)
  Policyholder Account Balances:
   Deposits................................    1,871,760    517,551    358,090
   Withdrawals.............................   (1,571,835)  (242,388)  (149,499)
  Financial Reinsurance Receivables........            0     34,233          0
                                             -----------  ---------  ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES..      212,128    287,109    399,921
                                             -----------  ---------  ---------
Change in Cash and Cash Equivalents........      (39,787)    40,773    (30,550)
Cash and Cash Equivalents, Beginning of
 Year......................................       84,371     43,598     74,148
                                             -----------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR.....  $    44,584  $  84,371  $  43,598
                                             ===========  =========  =========
Supplemental Cash Flow Information:
  Interest Paid............................  $     7,187  $      87  $   3,830
                                             ===========  =========  =========
  Income Taxes Paid........................  $    22,317  $  30,045  $  14,118
                                             ===========  =========  =========

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                2000       1999       1998
                                              ---------  ---------  ---------
NET INCOME................................... $  11,931  $  45,724  $  11,437
Adjustments to Reconcile Net Income to Net
 Cash Provided by (Used in) Operating
 Activities:
  Change in Deferred Policy Acquisition
   Costs, Net................................  (101,313)  (186,467)  (145,787)
  Change in Accrued Investment Income........     9,824     (8,138)    (3,090)
  Change in Premiums and Other Receivables...    (1,535)    25,367    (82,081)
  Gains from Sales of Investments, Net.......   (28,338)    (2,922)    (5,610)
  Depreciation and Amortization Expenses.....    12,905     13,700     13,137
  Interest Credited to Policyholder Account
   Balances..................................    19,534     10,721      7,735
  Universal Life and Investment-Type Product
   Policy Fee Income.........................  (231,895)  (220,841)  (173,766)
  Change in Future Policy Benefits...........  (424,629)    53,181     61,317
  Change in Other Policyholder Funds.........     4,005     59,084     73,814
  Change in Policyholder Dividends Payable...       553        368        188
  Change in Income Taxes Payable.............   (11,490)   (26,871)     2,358
  Other, Net.................................    85,135     77,780    (70,948)
                                              ---------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES........ $(655,313) $(159,314) $(311,296)
                                              =========  =========  =========


          See accompanying notes to consolidated financial statements.

                      NEW ENGLAND LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
          (DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

  New England Life Insurance Company and its subsidiaries (the Company or NELICO) is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, medical, and disability coverage.

  Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. As a result of the merger, NEMLICO ceased to exist as a separate mutual life insurance company, and NELICO became a subsidiary of MetLife. NELICO has continued after the merger to conduct its existing business as well as administer the business activities of the former parent NEMLICO. (Note 13)

  Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: New England Pension and Annuity Company and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and New England Investment Management, Inc. for other operations. On February 28, 1998, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and New England Investment Management. On April 30, 1999, the Company acquired all of the outstanding stock of NL Holding Corporation and its wholly owned subsidiaries, Nathan and Lewis Securities, Inc., and Nathan and Lewis Associates, Inc. Subsequent to the acquisition, NL Holding Corporation was transferred to New England Life Holdings, Inc. On November 5, 1999, New England Financial Distributors, a Limited Liability Corporation, was formed in which Nelico owns a 95% interest. On October 31, 2000, Exeter Reassurance Co., Ltd, a Bermuda Corporation was sold to Metlife, Inc. the parent company of Nelico. The principal business activities of the subsidiaries are disclosed below.

  New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

  Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. Effective September 1, 2000, Newbury began providing errors and omissions coverage to certain of the life insurance agents of MetLife through a facultative reinsurance agreement with Fireman's Fund Insurance Company.

  New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  New England Investment Management, LLC (NEIM), which changed its name from TNE Advisers, Inc. in March 2000, was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. NEIM was organized to serve as an investment adviser to certain series of the New England Zenith Fund.

  NL Holding Corporation and subsidiaries (NL Holding) engages in securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary of NL Holding, is a National Association of Securities Dealers (NASD) registered broker/dealer. N&L Associates, a wholly owned subsidiary of NL Holding, is a general insurance agent which sells insurance policies and other insurance related products through its licensed brokers and independent agents.

  New England Financial Distributors, LLC (NEFD), was incorporated in Delaware on November 5, 1999. NEFD is licensed as an insurance agency to facilitate the distribution of insurance and other financial products, including securities.

 BASIS OF PRESENTATION

  The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Commonwealth of Massachusetts Division of Insurance (the "Division") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the Massachusetts Insurance Law. No consideration is given by the Division to financial statements prepared in accordance with accounting principles generally accepted in the United States of America in making such determination.

  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

 PRINCIPLES OF CONSOLIDATION

  The accompanying consolidated financial statements include the accounts of New England Life Insurance and its subsidiaries, partnerships and joint ventures in which NELICO has a controlling interest. All material intercompany accounts and transactions have been eliminated.

  The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

  Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2000 presentation.

 INVESTMENTS

  The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of accumulated other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary.

                      NEW ENGLAND LIFE INSURANCE COMPANY

These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

  Policy loans are stated at unpaid principal balances, which approximates fair value.

  Short-term investments are stated at amortized cost, which approximates fair value.

  Other invested assets are reported at their estimated fair value.

 CASH AND CASH EQUIVALENTS

  Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

 PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

  Accumulated depreciation on property and equipment and amortization of leasehold improvements was $54,427 and $45,320 at December 31, 2000 and 1999, respectively. Related depreciation and amortization expense was $10,555, $11,350 and $11,570 for the years ended December 31, 2000, 1999 and 1998, respectively.

 DEFERRED POLICY ACQUISITION COSTS

  The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross profits can vary from management's estimates resulting in increases and decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  Deferred policy acquisition costs for non-medical health policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Information regarding deferred policy acquisition costs is as follows:

                                                   YEARS ENDED DECEMBER 31
                                                 ------------------------------
                                                    2000       1999      1998
                                                 ----------  --------  --------
   Balance at January 1........................  $  930,703  $710,961  $565,769
   Capitalized during the year.................     223,651   216,913   182,943
                                                 ----------  --------  --------
      Total....................................   1,154,354   927,874   748,712
   Amortization allocated to:
     Net realized investment gains.............         395      (616)   (5,282)
     Unrealized investment gains (losses)......     (23,770)   33,276      (595)
     Other Expenses............................    (110,149)  (29,831)  (31,874)
                                                 ----------  --------  --------
      Total amortization.......................    (133,524)    2,829   (37,751)
   Balance at December 31......................  $1,020,830  $930,703  $710,961
                                                 ==========  ========  ========

  Amortization of deferred policy acquisition costs is allocated to (1) realized investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been realized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

  Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

 ACQUISITIONS

  The Company acquired certain assets and assumed certain liabilities of NL Holding Corporation effective April 30, 1998. The acquisition was accounted for under the purchase method of accounting and is included in the financial statements as of the effective date of the transition. The cost of the acquisition was $35,082, which represents an initial cash settlement and payment of direct acquisition costs of $27,873, as well as, accrued contingent payment arrangements of $7,209 anticipated to be paid to the sellers over a three year period ending December 31, 2000. Goodwill of $23,498 was recorded, to be amortized on a straight-line basis over a ten year period.

  The 1998 and 1997 pro forma, unaudited financial data shown as follows presents the effect of the acquisition as if it had occurred at the beginning of the respective reporting periods. The pro forma financial data does not necessarily reflect the results of operations that would have been obtained had the acquisition occurred on the assumed date, nor is the financial data necessarily indicative of the results of the combined entities that may be achieved for any future period.

 PRO FORMA IMPACT OF ACQUISITION

                                                                  YEARS ENDED
                                                                 DECEMBER 31,
                                                               -----------------
                                                                 1998     1997
                                                               -------- --------
   Revenue.................................................... $557,229 $381,691
                                                               ======== ========
   Net Income................................................. $ 10,311 $ 25,049
                                                               ======== ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

 OTHER INTANGIBLE ASSETS

  The excess of cost over the fair value of net assets acquired, which represents goodwill, and the value of business acquired are included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

  EXCESS OF PURCHASE PRICE OVER FAIR VALUE OF NET ASSETS ACQUIRED

                                                      YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                      2000     1999     1998
                                                     -------  -------  -------
   Net Balance, January 1........................... $19,581  $21,931  $     0
     Acquisitions...................................       0        0   23,498
     Amortization...................................  (2,350)  (2,350)  (1,567)
                                                     -------  -------  -------
   Net Balance, December 31......................... $17,231  $19,581  $21,931
                                                     =======  =======  =======
   December 31
     Accumulated Amortization....................... $(6,267) $(3,917) $(1,567)
                                                     =======  =======  =======

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 4% to 4.5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 4% to 7%.

  Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liabilities range from 4% to 6.5%. Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 3.8% to 7.5%, less expense and mortality charges and withdrawals.

  The liability for unpaid claims represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

 RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated life of the policies.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Premiums related to non-medical health contracts are recognized as income when due.

  Premiums related to variable life and universal life contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality recognized ratably over the policy period, policy administration charges recognized as services are provided and surrender charges recognized as earned. Amounts that are charged to operations include interest credited to policyholders and benefit claims incurred in excess of related policyholder account balances.

  Premiums related to investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for contract administration charges recognized ratably over the policy period. Amounts that are charged to operations include interest credited to policyholders.

 DIVIDENDS TO POLICYHOLDERS

  Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 PARTICIPATING BUSINESS

  Participating business represented approximately 3.29% and 3.49% of the Company's life insurance in force, and 8.68% and 8.30% of the number of life insurance policies in force at December 31, 2000 and 1999, respectively. Participating policies represented approximately 54.96%, 56.77% and 95.78% of gross life insurance premiums, for the years ended December 31, 2000, 1999 and 1998, respectively.

 INCOME TAXES

  NELICO and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the Internal Revenue Code. Non-Includable subsidiaries file either separate or separate consolidated tax returns. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

 REINSURANCE

  The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

 SEPARATE ACCOUNTS

  Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contract holders and, accordingly, are not reflected in the Company's financial

                      NEW ENGLAND LIFE INSURANCE COMPANY
statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues. See Note 14.

 APPLICATION OF ACCOUNTING PRONOUNCEMENTS

  Effective January 1, 1999, the Company adopted Statement of Position ("SOP") 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. Adoption of SOP 98-5 did not have a material effect on the Company's consolidated financial statements.

  Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 resulted in the capitalization of $6 million of software costs, which would have otherwise been expensed in 1999.

  Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

  Statement of Financial Accounting Standards ("SFAS No. 133"), Accounting for Derivative Instruments and Hedging Activities, is effective for all fiscal years beginning after June 15, 2000. SFAS 133, as amended, establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. Under SFAS 133, certain contracts that were not formerly considered derivatives may now meet the definition of a derivative. The Company will adopt SFAS effective January 1, 2001. Management does not expect the adoption of SFAS 133 to have a significant impact on the financial position, results of operations, or cash flows of the Company.

  In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company was required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

  In July 2000, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF No. 99-20"). This pronouncement requires investors in certain asset backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company currently is in the process of quantifying the impact of EITF No. 99-20, the provisions of the consensus are not expected to have a material impact on the Company's consolidated financial statements.

  In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures

                      NEW ENGLAND LIFE INSURANCE COMPANY
about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. The Company is in the process of quantifying the impact, if any, of the provisions of SFAS 140 effective for future periods.

  Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in applying generally accepted accounting principles to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

2. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

  The components of net investment income are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                      2000     1999     1998
                                                     -------  -------  -------
   Fixed maturities................................. $48,559  $54,490  $53,467
   Equity securities................................   2,122   13,896   (9,118)
   Real estate......................................      85      831    4,149
   Policy Loans.....................................  11,939    9,157    6,855
   Cash, cash equivalents and short-term
    Investments.....................................     412    3,494      861
   Other investment income..........................   4,993   (7,529)      76
                                                     -------  -------  -------
   Gross investment income..........................  68,110   74,339   56,290
   Investment expenses..............................  (4,850)  (5,841)  (7,213)
                                                     -------  -------  -------
   Net investment income............................ $63,260  $68,498  $49,077
                                                     =======  =======  =======

  Realized investment gains (losses), net, including changes in valuation allowances, are summarized as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                        2000     1999   1998
                                                      --------  ------ -------
   Fixed maturities.................................. $   (373) $  850 $10,899
   Equity securities.................................  (27,564)   --     --
   Other invested assets.............................     (796)  2,688      (7)
                                                      --------  ------ -------
     Subtotal........................................  (28,733)  3,538  10,892
   Less: Amounts allocable to amortization of
    deferred policy acquisition costs................     (395)    616   5,282
                                                      --------  ------ -------
   Investment gains (losses), net.................... $(28,338) $2,922 $ 5,610
                                                      ========  ====== =======

  Realized investment gains (losses) have been reduced by (1) deferred policy acquisition amortization to the extent that such amortization results from realized investment gains and losses, (2) additions to future policy benefits resulting from the need to establish additional liabilities due to the recognition of investment gains, and (3) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholders' accounts. This presentation may not be comparable to presentations made by other insurers.

                       NEW ENGLAND LIFE INSURANCE COMPANY

  The changes in unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2000      1999     1998
                                                   --------  --------  -------
   Balance at January 1..........................  $(10,998) $ 17,439  $17,347
     Change in unrealized investment gains
      (losses)...................................     5,812   (73,813)     391
     Change in unrealized investment gains
      (losses)...................................
      Attributable to:
      Deferred policy acquisition costs..........   (10,575)   33,276     (595)
      Deferred income tax (expense) benefit......     7,203    12,100      296
                                                   --------  --------  -------
   Balance at December 31........................  $ (8,558) $(10,998) $17,439
                                                   ========  ========  =======

  The components of unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                      2000      1999     1998
                                                     -------  --------  -------
   Balance, end of year, comprised of:
     Unrealized investment gains (losses) on:
      Fixed maturities.............................  $(5,060) $(35,205) $40,928
      Equity securities............................   (1,330)    3,511    1,191
      Other........................................      (19)    --       --
                                                     -------  --------  -------
                                                      (6,409)  (31,694)  42,119
   Amounts of unrealized investment gains (losses)
     Attributable to:
      Deferred policy acquisition costs............   (6,292)   17,478  (15,798)
      Deferred income tax (expense) benefit........    4,143     3,218   (8,882)
                                                     -------  --------  -------
   Balance, end of year............................  $(8,558) $(10,998) $17,439
                                                     =======  ========  =======

3. INVESTMENTS

 FIXED MATURITIES AND EQUITY SECURITIES

  The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed maturities and equity securities, by category, are shown below.

 AVAILABLE FOR SALE SECURITIES

                                                             GROSS
                                                          UNREALIZED   ESTIMATED
                                               AMORTIZED -------------   FAIR
                                                 COST     GAIN   LOSS    VALUE
                                               --------- ------ ------ ---------
   DECEMBER 31, 2000
   Fixed Maturities:
     U.S. Treasury Securities and obligations
      of U.S. Government corporations and
      agencies...............................  $ 28,290  $   90 $  327 $ 28,053
     Foreign governments.....................    25,799     204    617   25,386
     Corporate...............................   170,856   2,428  6,214  167,070
     Mortgage-backed securities..............    25,481     458  1,082   24,857
                                               --------  ------ ------ --------
   Total Fixed Maturities....................  $250,426  $3,180 $8,240 $245,366
                                               ========  ====== ====== ========
   Equity Securities:
     Common Stocks...........................    25,528   2,120  3,450   24,198
                                               --------  ------ ------ --------
   Total Equity Securities...................  $ 25,528  $2,120 $3,450 $ 24,198
                                               ========  ====== ====== ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

  AVAILABLE FOR SALE SECURITIES

                                                          GROSS
                                                        UNREALIZED
                                            AMORTIZED -------------- ESTIMATED
                                              COST     GAIN   LOSS   FAIR VALUE
                                            --------- ------ ------- ----------
   DECEMBER 31, 1999
   Fixed Maturities:
     U.S. Treasury Securities and
      obligations of U.S. Government
      corporations and agencies............ $ 33,909  $   20 $   439  $ 33,490
     Foreign governments...................   20,748     201     581    20,368
     Corporate.............................  670,602   5,074  40,237   635,439
     Mortgage-backed securities............   44,470     934     203    45,201
     Other.................................    1,199    --     --        1,199
                                            --------  ------ -------  --------
   Total Fixed Maturities.................. $770,928  $6,229 $41,460  $735,697
                                            ========  ====== =======  ========
   Equity Securities:
     Common Stocks.........................   19,174   4,191     680    22,685
                                            --------  ------ -------  --------
   Total Equity Securities................. $ 19,174  $4,191 $   680  $ 22,685
                                            ========  ====== =======  ========

  The amortized cost and estimated fair value of fixed maturities classified as available for sale, by contractual maturity, at December 31, 2000 are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
   Due in one year or less................................  $ 19,555   $ 19,454
   Due after one year through five years..................    93,551     91,606
   Due after five years through ten years.................    88,953     87,075
   Due after ten years....................................    22,886     22,374
                                                            --------   --------
      Subtotal............................................  $224,945   $220,509
   Mortgage-backed securities.............................    25,481     24,857
                                                            --------   --------
   Total..................................................  $250,426   $245,366
                                                            ========   ========

  Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  Sales of fixed maturities and equity securities are as follows:

                                                         2000    1999     1998
                                                       -------- ------- --------
   Fixed Maturities
     Proceeds......................................... $117,466 $64,925 $120,416
     Gross realized gains............................. $    476 $ 1,897 $ 10,901
     Gross realized losses............................ $    849 $ 1,047 $      2
   Equity Securities
     Proceeds......................................... $  1,762 $ 2,491 $ 39,333
     Gross realized gains............................. $    190 $   --  $    --
     Gross realized losses............................ $    183 $   --  $    --

  Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

 STATUTORY DEPOSITS

  The Company had assets on deposit with regulatory agencies of $6,245 and $6,245 at December 31, 2000 and 1999, respectively.

                      NEW ENGLAND LIFE INSURANCE COMPANY

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

  The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

  Effective July 1, 1999, the Company reinsured the general account liability for certain group pension variable contracts assumed from Sun Life Assurance Company of Canada (U.S.). The initial liability assumed included in Policyholder Account Balances was $44,431 at December 31, 1999, and was $25,902 at December 31, 2000.

  The effect of reinsurance on premiums earned is as follows:

                                                    2000       1999      1998
                                                  ---------  --------  --------
   Direct premiums............................... $ 220,856  $163,159  $110,768
   Reinsurance assumed...........................    11,670    57,479    58,329
   Reinsurance ceded.............................  (107,307)  (97,000)  (68,408)
                                                  ---------  --------  --------
   Net premiums earned........................... $ 125,219  $123,638  $100,689
                                                  =========  ========  ========

  Reinsurance recoverables, included in other receivables, were $80,195 and $83,091 at December 31, 2000 and 1999, respectively.

  Reinsurance and ceded commissions payables, included in other liabilities, were $0 and $23,400 at December 31, 2000 and 1999, respectively.

  The following provides an analysis of the activity in the liability for benefits relating to group accident and nonmedical health policies and contracts:

                                                        YEARS ENDED DECEMBER 31,
                                                        -----------------------
                                                          2000    1999    1998
                                                         ------  ------  ------
   Balance at January 1................................. $3,932  $1,953  $  809
     Less: Reinsurance recoverables.....................  3,147   1,565     647
                                                         ------  ------  ------
   Net balance at January 1.............................    785     388     162
                                                         ------  ------  ------
   Incurred related to:
     Current year.......................................    541     472     303
     Prior years........................................   (367)    (33)    (57)
                                                         ------  ------  ------
                                                            174     439     246
                                                         ------  ------  ------
   Paid related to:
     Current year.......................................     28      23       2
     Prior years........................................     73      19      18
                                                         ------  ------  ------
                                                            101      42      20
                                                         ------  ------  ------
   Balance at December 31...............................    857     785     388
     Add: Reinsurance recoverables......................  3,444   3,147   1,565
                                                         ------  ------  ------
   Balance at December 31............................... $4,301  $3,932  $1,953
                                                         ======  ======  ======

                      NEW ENGLAND LIFE INSURANCE COMPANY

5. INCOME TAXES

  The provision for income tax expense (benefit) in the consolidated statements of income is shown below:

                                                       CURRENT DEFERRED   TOTAL
                                                       ------- --------  -------
   2000
   Federal............................................ $36,449 $(12,302) $24,147
   State and Local....................................   --         985      985
                                                       ------- --------  -------
   Total.............................................. $36,449 $(11,317) $25,132
                                                       ======= ========  =======
   1999
   Federal............................................ $20,910 $  8,134  $29,044
   State and Local....................................   --         300      300
                                                       ------- --------  -------
   Total.............................................. $20,910 $  8,434  $29,344
                                                       ======= ========  =======
   1998
   Federal............................................ $13,734 $   (788) $12,946
   State and Local....................................   --         100      100
                                                       ------- --------  -------
   Total.............................................. $13,734 $   (688) $13,046
                                                       ======= ========  =======

  Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2000     1999    1998
                                                      -------  ------- -------
   Income before taxes............................... $37,063  $75,068 $24,483
   Income tax rate...................................     35%      35%     35%
                                                      -------  ------- -------
   Expected income tax expense at federal statutory
    income tax rate..................................  12,972   26,274   8,569
   Tax effect of:
     Tax exempt investment income....................     (16)   --       (100)
     State and local income taxes....................     985      300     100
     Tax credits.....................................   --       --       (100)
     Sale of Subsidiaries............................   9,595    --      --
     Prior year taxes................................       8      684   --
     Other, net......................................   1,588    2,086   4,577
                                                      -------  ------- -------
   Income Tax Expense................................ $25,132  $29,344 $13,046
                                                      =======  ======= =======

  Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                               2000      1999
                                                             --------  --------
   Deferred tax assets:
     Policyholder liabilities...............................  282,720   233,504
     Tax Loss Carry-forwards................................    9,595
     Unrealized investment losses, net......................    4,143     3,218
     Other, net.............................................   11,265    15,035
                                                             --------  --------
   Total gross assets.......................................  307,723   251,757
                                                             --------  --------
   Less: Valuation Allowance................................    9,595     --
                                                             --------  --------
   Assets, Net of Valuation Allowance.......................  298,128   251,757
                                                             --------  --------
   Deferred tax liabilities:
     Investments............................................   (2,489)     (216)
     Deferred policy acquisition costs...................... (298,465) (267,249)
     Other, net.............................................  (17,172)  (22,961)
                                                             --------  --------
   Total gross liabilities.................................. (318,126) (290,426)
                                                             --------  --------
   Net deferred tax liability...............................  (19,998)  (38,669)
                                                             ========  ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

6. EMPLOYEE BENEFIT PLANS

  Effective January 1, 2001, the Company's employees became employees of Metropolitan Life Insurance Company and in connection with this transition the New England Life Insurance Company Retirement Plan and Trust ("NEF Retirement Plan") merged into the Metropolitan Life Retirement Plan for United States Employees ("Retirement Plan") and the New England 401K Plan and Trust ("NEF 401k Plan") merged into the Savings and Investment Plan for Employees of Metropolitan Life and Participating Affiliates ("SIP"). Retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes.

                                                    DECEMBER 31,
                                         --------------------------------------
                                         PENSION BENEFITS     OTHER BENEFITS
                                         ------------------  ------------------
                                           2000      1999      2000      1999
                                         --------  --------  --------  --------
CHANGE IN PROJECTED BENEFIT OBLIGATION
Projected benefit obligation at
 beginning of year.....................  $254,789  $252,487  $ 46,622  $ 48,987
Service cost...........................     6,969     8,172       774       973
Interest cost..........................    19,946    18,488     3,249     3,351
Actuarial gain.........................    12,541   (15,914)   (1,911)   (3,214)
Divestitures...........................     --        --        --        --
Curtailments...........................     --        --        --        --
Terminations...........................     --        --        --        --
Change in benefits.....................     --        --        --        --
Benefits paid..........................    (8,445)   (8,444)   (3,382)   (3,475)
                                         --------  --------  --------  --------
Projected benefit obligation at end of
 year..................................  $285,800  $254,789  $ 45,352  $ 46,622
                                         --------  --------  --------  --------
CHANGE IN PLAN ASSETS
Contract value of plan assets at
 beginning of year.....................  $210,223  $184,803  $     --  $     --
Actual return on plan assets...........     6,676    25,300     --        --
Employer contribution..................     4,908     7,620     --        --
Benefits paid..........................    (8,445)   (7,500)    --        --
                                         --------  --------  --------  --------
Contract value of plan assets at end of
 year..................................  $213,362  $210,223  $     --  $     --
                                         --------  --------  --------  --------
Under funded...........................  $(72,438) $(44,566) $(45,352) $(46,622)
Unrecognized net asset at transition...     --         (503)    --        --
Unrecognized net actuarial gains
 (losses)..............................    31,474     7,681   (20,769)  (20,068)
Unrecognized prior service cost........    15,029    15,942        (7)       (8)
                                         --------  --------  --------  --------
Accrued benefit cost...................  $(25,935) $(21,446) $(66,128) $(66,698)
                                         ========  ========  ========  ========
Qualified plan prepaid (accrued)
 pension cost..........................  $ (3,219) $ (2,675) $     --  $     --
Non-qualified plan prepaid (accrued)
 pension cost..........................   (22,716)  (18,771)    --        --
                                         --------  --------  --------  --------
Accrued benefit cost...................  $(25,935) $(21,446) $     --  $     --
                                         ========  ========  ========  ========

  The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                NON-QUALIFIED
                           QUALIFIED PLAN           PLAN                TOTAL
                          ------------------  ------------------  ------------------
                            2000      1999      2000      1999      2000      1999
                          --------  --------  --------  --------  --------  --------
Aggregate projected
 benefit obligation.....  $245,000  $224,653  $ 40,800  $ 30,136  $285,800  $254,789
Aggregate contract value
 of plan assets
 (principally Company
 contracts).............   213,362   210,223     --        --      213,362   210,223
                          --------  --------  --------  --------  --------  --------
Over/(Under) funded.....  $(31,638) $(14,430) $(40,800) $(30,136) $(72,438) $(44,566)
                          ========  ========  ========  ========  ========  ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

  The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                                       OTHER
                                                  PENSION BENEFITS   BENEFITS
                                                  ----------------- -----------
                                                    2000     1999   2000  1999
                                                  -------- -------- ----- -----
    WEIGHTED AVERAGE ASSUMPTIONS AS OF DECEMBER
     31,
    Discount rate..............................      7.75%    7.00% 7.50% 7.75%
    Expected return on plan assets.............      9.00%    8.50%  --    --
    Rate of compensation increase..............      5.50%    5.50%  --    --

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 6.6% in 2000, gradually decreasing to 5.00% over five years and generally 7.00% in 1999, gradually decreasing to 5.00% over five years.

  Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                 ONE % INCREASE ONE % DECREASE
                                                 -------------- --------------
   Effect on total of service and interest cost
    components..................................     67,383         (85,414)
   Effect on accumulated postretirement benefit
    obligation..................................    806,000        (993,000)

  The components of periodic benefit costs were as follows:

                                 PENSION BENEFITS            OTHER BENEFITS
                            ----------------------------  -----------------------
                              2000      1999      1998     2000     1999    1998
                            --------  --------  --------  -------  ------  ------
   Service cost............ $  6,969  $  8,172  $  6,927  $   774  $  973  $  942
   Interest cost...........   19,946    18,488    15,878    3,249   3,351   3,267
   Expected return on plan
    assets.................  (18,593)  (15,698)  (12,866)   --       --      --
   Net amortization and
    deferrals..............    1,074     1,322       669   (1,211)   (934)    167
                            --------  --------  --------  -------  ------  ------
   Net periodic benefit
    cost................... $  9,396  $ 12,284  $ 10,608  $ 2,812  $3,390  $4,376
                            ========  ========  ========  =======  ======  ======

 SAVINGS AND INVESTMENT PLANS

  The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2,130, $2,187 and $2,252 for the years ended December 31, 2000, 1999 and 1998, respectively.

7. LEASES

  In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenue. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sub-rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                  RENTAL SUB-RENTAL GROSS RENTAL
                                                  INCOME   INCOME     EXPENSE
                                                  ------ ---------- ------------
     2001........................................  $ 72     $--        $  373
     2002........................................    75      --           373
     2003........................................    64      --           373
     2004........................................   --       --          --
     2005........................................   --       --          --
     Thereafter..................................   --       --          --
                                                   ----     ---        ------
     Total.......................................  $211     $--        $1,119
                                                   ====     ===        ======

                      NEW ENGLAND LIFE INSURANCE COMPANY

  MetLife, Inc. will be assuming payments for sub-rental income and gross rental expense for office space, data processing and other equipment beginning in 2001 on the home office property owned by MetLife, Inc. The gross rental expense paid by the Company in 2000 was $12,223.

8. DEBT

  In 1995, the Company borrowed $25,000 from a bank, bearing interest, payable monthly, at a variable rate equal to the greater of the bank's base rate or money market rates plus 0.6% per annum. The loan was collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment was structured in a manner to result in repayment over a term of five years or less. The Company repaid the entire outstanding balance of the loan in January 1999. Repayments of principal and interest of $13,310 and $8,612 were made during 1999 and 1998, respectively. The interest rate applied was 6.4% and 6.4% at January 31, 1999 and December 31, 1998 respectively.

9. COMMITMENTS AND CONTINGENCIES

  Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of approximately, $218 and $197 and $204 in 2000, 1999, and 1998, respectively, of which $206 and $197 and $203 were to be credited against premium taxes.

  Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  In some of the matters referred to above, large and/or indeterminate amounts, including punitive damages and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular annual periods.

                      NEW ENGLAND LIFE INSURANCE COMPANY

10. OTHER EXPENSES

  Other operating costs and expenses consisted of the following:

                               YEARS ENDED DECEMBER 31,
                             -------------------------------
                               2000       1999       1998
                             ---------  ---------  ---------
   Compensation............  $  92,430  $  96,887  $  86,822
   Commissions.............    245,942    205,463    166,218
   Interest and debt
    expense................      5,527      5,493      9,374
   Amortization of policy
    acquisition costs......    110,149     29,831     31,874
   Capitalization of policy
    acquisition costs......   (223,651)  (216,913)  (182,943)
   Rent expense, net of
    sub-lease income.......     48,280      5,550      4,252
   Insurance taxes,
    licenses, and fees.....     27,236     21,253     21,802
   Other...................    229,961    234,317    179,260
                             ---------  ---------  ---------
   Total...................  $ 535,874  $ 381,881  $ 316,659
                             =========  =========  =========

11. FAIR VALUE INFORMATION

  The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

  Amounts related to the Company's financial instruments are as follows:

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 2000:
   Assets
     Fixed maturities....................................... $245,366  $245,366
     Equity securities......................................   24,198    24,198
     Policy loans...........................................  233,816   233,816
     Short-term investments.................................    9,554     9,554
     Cash and cash equivalents..............................   44,584    44,584
   Liabilities
     Policyholder account balances..........................  101,252    99,158

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1999:
   Assets
     Fixed maturities....................................... $735,697  $735,697
     Equity securities......................................   22,685    22,685
     Policy loans...........................................  181,995   181,995
     Short-term investments.................................   62,619    62,619
     Cash and cash equivalents..............................   84,371    84,371
   Liabilities
     Policyholder account balances..........................   84,037    82,765
     Other policyholder funds...............................      525       525
     Short and long-term debt...............................   75,053    75,053

  The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

                      NEW ENGLAND LIFE INSURANCE COMPANY

 FIXED MATURITIES AND EQUITY SECURITIES

  The fair value of fixed maturities and equity securities that are publicly traded are based upon quotations obtained from an independent market pricing service or published by applicable stock exchanges. For securities for which the market values were not readily available, fair values were estimated by management, based primarily on interest rates, maturity, credit quality and average life.

 POLICY LOANS

  Policy loans are stated at unpaid principal balances, which approximates fair value.

 CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

  The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

 POLICYHOLDER ACCOUNT BALANCES

  The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

 SHORT-TERM AND LONG-TERM DEBT

  Short-term and long-term debt are stated at unpaid principal balances, which approximates fair value.

12. STATUTORY FINANCIAL INFORMATION

  The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by the Massachusetts Department of Insurance with such amounts determined in conformity with accounting principles generally accepted in the United States of America were as follows:

                                                  YEARS ENDED DECEMBER 31,
                                               --------------------------------
                                                  2000       1999       1998
                                               ----------  ---------  ---------
   Statutory surplus.........................  $  353,101  $ 399,864  $ 456,525
   Adjustments to GAAP for:
     Future policy benefits and policyholders
      account balances.......................    (548,323)  (435,980)  (336,821)
     Deferred policy acquisition costs.......   1,020,830    930,703    710,961
     Deferred federal income taxes...........      19,998    (38,669)   (42,334)
     Valuation of investments................      (5,100)   (46,890)    53,514
     Statutory asset valuation reserves......      16,393     13,514     10,636
     Statutory interest maintenance reserve..         266        462        816
     Surplus notes...........................      --        (75,053)   (69,560)
     Receivables from reinsurance
      transactions...........................      --          5,049     26,004
     Other, net..............................      39,966    100,303     35,330
                                               ----------  ---------  ---------
   GAAP equity...............................  $  857,135  $ 853,303  $ 845,071
                                               ==========  =========  =========
   Statutory net income (loss)...............  $  (11,085) $ (40,928) $ (28,043)
   Adjustments to GAAP for:
     Future policy benefits and policyholder
      account balances.......................    (311,223)  (295,868)  (196,754)
     Deferred policy acquisition costs.......     177,366    186,497    135,788
     Deferred federal income taxes...........      11,317     (8,434)       688
     Valuation of investments................     (60,529)    13,681    (13,490)
     Statutory interest maintenance reserve..        (196)      (354)       245
     Other, net..............................     206,281    191,130    113,003
                                               ----------  ---------  ---------
   GAAP net income...........................  $   11,931  $  45,724  $  11,437
                                               ==========  =========  =========

                      NEW ENGLAND LIFE INSURANCE COMPANY

13. RELATED PARTY TRANSACTIONS

  MetLife and the Company have entered into an Administrative Services Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger, and those policies and contracts defined in the Administrative Services Agreement as Transition Policies which were sold by the Company's field force post-merger.

  The Company charged MetLife $164,293, $160,792 and $193,641 including accruals for administrative services on NEMLICO administered contracts for 2000, 1999, and 1998, respectively. In addition, $60,697, $9,442 and $14,123 for 2000, 1999 and 1998, respectively, was paid or payable by MetLife to the Company for varied and miscellaneous other services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

  On December 30, 1998 the Company sold to MetLife Credit Corporation shares of preferred stock for $200,000. The Company paid $10,539 and 9,055 of dividends on the preferred stock in 2000 and 1999, respectively.

  On April 30, 1998 the Company acquired all the outstanding stock of N.L. Holding Corporation and its subsidiaries, and concurrently contributed such stock to the Company's downstream holding company, New England Life Holding Inc. In conjunction with the acquisition, the Company entered into employment agreements with key individuals of N.L. Holding Corporation. The Company paid $0, $2,730 and $6,166 in 2000, 1999 and 1998, respectively under these agreements.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 2000 were $11,604 and $568, respectively. Included in accrued income at December 31, 2000, were amounts receivable for sales-based commissions from NEF and SSR totaling $108 and $3, respectively. In 2000, NES earned asset-based income of $10,213 and $263 on average assets of approximately $3,500,000 and $110,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1999 were amounts receivable for asset-based commissions from NEF and SSR totaling $321 and $9, respectively.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1999 were $12,736 and $751, respectively. Included in accrued income at December 31, 1999, were amounts receivable for sales-based commissions from NEF and SSR totaling $312 and $4, respectively. In 1999, NES earned asset-based income of $11,184 and $183 on average assets of approximately $4,500,000 and $101,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 2000 were amounts receivable for asset-based commissions from NEF and SSR totaling $307 and $0, respectively.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1998 were $15,204 and $1,159, respectively. Included in accrued income at December 31, 1998, were amounts receivable for sales-based commissions from NEF and SSR totaling $385 and $14, respectively. In 1998, NES earned asset-based income of $9,193 and $139 on average assets of approximately $4,300,000 and $77,000 under management with NEF and SSR, respectively.

  Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

14. SEPARATE ACCOUNTS

  Separate accounts reflect non-guaranteed separate accounts totaling $5,651,320 and $4,840,029 at December 31, 2000 and 1999, respectively, wherein the policyholder assumes the investment risk.

  Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees totaling $46,016, $36,934 and $30,714 in 2000, 1999 and 1998,
respectively.

15. CODIFICATION

  In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification"). Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Commonwealth of Massachusetts Division of Insurance (the "Division") requires adoption of Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company believes that the adoption of Codification by the NAIC and Codification as modified by the Division, as currently interpreted, will not adversely affect statutory capital and surplus as of January 1, 2001.

16. BUSINESS SEGMENT INFORMATION

  The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments: Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because they either provide different products and services, require different strategies, or have different technology requirements.

  Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, medical, and disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

  Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 2000, 1999 and 1998. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

  Allocation of net investment income and investment gains (losses), net were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 2000
                          --------------------------------------------------------------------
                                                                        CORPORATE
                          INDIVIDUAL  INDIVIDUAL   GROUP      GROUP        AND
                             LIFE      ANNUITY    PENSION   LIFE, A&H  SUBSIDIARIES   TOTAL
                          ----------  ----------  --------  ---------  ------------ ----------
REVENUES
Premiums................  $   69,639  $    --     $     18  $ 35,696     $ 19,866   $  125,219
Universal Life and
 Investment-Type Product
 Policy Fees............     200,315      25,027     6,552     --           --         231,895
Net Investment Income...     (13,001)     (1,214)    1,636       (97)      75,935       63,260
Investment Gains
 (Losses), Net..........      35,203       1,789    (2,488)      143      (62,984)     (28,338)
Commissions, Fees and
 Other Revenues.........      27,348      10,303     7,369    45,843      277,262      368,126
                          ----------  ----------  --------  --------     --------   ----------
Total Revenues..........     319,504      35,906    13,087    81,585      310,079      760,162
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      82,818       5,212        30    31,366       30,418      149,845
Interest Credited to
 Policyholder Account
 Balances...............      13,034       2,405     3,054     --           1,040       19,534
Policyholder Dividends..       2,760      --         --          (33)      15,119       17,846
Other Operating Costs
 and Expenses...........     159,955      32,805     8,080    50,837      284,197      535,874
                          ----------  ----------  --------  --------     --------   ----------
Total Benefits and Other
 Deductions.............     258,567      40,423    11,165    82,170      330,775      723,099
Income from Operations
 Before Income Taxes....      60,938      (4,517)    1,923      (585)     (20,696)      37,063
Income Taxes............       8,938      (2,207)    1,615      (189)      16,975       25,132
                          ----------  ----------  --------  --------     --------   ----------
Net Income..............      52,000      (2,310)      308      (396)     (37,671)      11,931
                          ==========  ==========  ========  ========     ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......     914,797      82,663    10,984    12,385        --       1,020,830
Separate Account Assets.   2,879,330   1,703,628   726,411   341,951        --       5,651,320
LIABILITIES
Policyholder
 Liabilities............     676,503      69,673    38,248    57,556       11,132      853,112
Separate Account
 Liabilities............   2,879,330   1,703,628   726,411   341,951        --       5,651,320

                       NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 1999
                          --------------------------------------------------------------------
                                                                        CORPORATE
                          INDIVIDUAL  INDIVIDUAL   GROUP      GROUP        AND
                             LIFE      ANNUITY    PENSION   LIFE, A&H  SUBSIDIARIES   TOTAL
                          ----------  ----------  --------  ---------  ------------ ----------
REVENUES
Premiums................  $   63,358  $    --     $     15  $ 28,652     $ 31,613   $  123,638
Universal Life and
 Investment-Type Product
 Policy Fees............     199,701      16,771     4,369     --           --         220,841
Net Investment Income...     (31,181)       (108)      (13)      167       99,633       68,498
Investment Gains
 (Losses), Net..........         402           1     --           (1)       2,520        2,922
Commissions, Fees and
 Other Revenues.........      25,376       6,708     3,005    34,610      196,192      265,891
                          ----------  ----------  --------  --------     --------   ----------
Total Revenues..........     257,656      23,372     7,376    63,428      329,958      681,790
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...     124,727       4,624       113    23,814       40,015      193,293
Interest Credited to
 Policyholder Account
 Balances...............       8,811       1,623     1,220        30         (963)      10,721
Policyholder Dividends..       1,739      --         --          (32)      19,120       20,827
Other Operating Costs
 and Expenses...........     128,466      21,826     6,196    36,326      189,067      381,881
                          ----------  ----------  --------  --------     --------   ----------
Total Benefits and Other
 Deductions.............     263,743      28,073     7,529    60,138      247,239      606,722
Income from Operations
 Before Income Taxes....      (6,087)     (4,701)     (153)    3,290       82,719       75,068
Income Taxes............       1,357      (1,563)      (26)    1,244       28,332       29,344
                          ----------  ----------  --------  --------     --------   ----------
Net Income..............  $   (7,444) $   (3,138) $   (127) $  2,046     $ 54,387   $   45,724
                          ==========  ==========  ========  ========     ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......  $  771,879  $   63,123  $ 10,499  $  8,539     $ 76,663   $  930,703
Separate Account Assets.   2,704,767   1,398,993   517,920   218,349        --       4,840,029
LIABILITIES
Policyholder
 Liabilities............     535,662      43,674    45,407    43,936      517,949    1,186,628
Separate Account
 Liabilities............   2,704,767   1,398,993   517,920   218,349        --       4,840,029

                      NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 1998
                          ------------------------------------------------------------------
                                                            GROUP     CORPORATE
                          INDIVIDUAL  INDIVIDUAL  GROUP     LIFE,        AND
                             LIFE      ANNUITY   PENSION     A&H     SUBSIDIARIES   TOTAL
                          ----------  ---------- --------  --------  ------------ ----------
REVENUES
Premiums................  $   48,733   $     31  $    417  $ 21,394    $ 30,114   $  100,689
Universal Life and
 Investment-Type Product
 Policy Fees............     161,936      9,332     2,788      (290)      --         173,766
Net Investment Income...     (22,496)    (1,752)     (405)      651      73,079       49,077
Investment Gains
 (Losses), Net..........        (182)        (7)       (4)       17       5,786        5,610
Commissions, Fees and
 Other Revenues.........       9,408      6,042     1,118    20,430     155,413      192,411
                          ----------   --------  --------  --------    --------   ----------
Total Revenues..........     197,399     13,646     3,914    42,202     264,392      521,553
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      84,709      3,943       874    13,561      46,600      149,687
Interest Credited to
 Policyholder Account
 Balances...............       6,337      1,264        83     --             51        7,735
Policyholder Dividends..       1,135          4     --            3      21,847       22,989
Other Operating Costs
 and Expenses...........     103,284     14,324     3,617    15,731     179,703      316,659
                          ----------   --------  --------  --------    --------   ----------
Total Benefits and Other
 Deductions.............     195,465     19,535     4,574    29,295     248,201      497,070
Income from Operations
 Before Income Taxes....       1,934     (5,889)     (660)   12,907      16,191       24,483
Income Taxes............       9,968       (402)     (423)    3,986         (83)      13,046
                          ----------   --------  --------  --------    --------   ----------
Net Income..............  $   (8,034)  $ (5,487) $   (237) $  8,921    $ 16,274   $   11,437
                          ==========   ========  ========  ========    ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......  $  616,959   $ 42,524  $  2,359  $  2,511    $ 46,608   $  710,961
Separate Account Assets.   2,073,552    835,648   235,467   113,716       --       3,258,383
LIABILITIES
Policyholder
 Liabilities............     380,586     38,912       768    19,233     519,353      958,852
Separate Account
 Liabilities............   2,073,552    835,648   235,467   113,716       --       3,258,383

  Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                                BOSTON, MA 02116

                                    RECEIPT


This is to acknowledge receipt of a Zenith Flexible Life Prospectus dated May 1, 2001. This Variable Life Policy is offered by New England Life Insurance Company.


-----------------------------------------------------       -----------------------------------------------------
                       (Date)                                               (Client's Signature)

                                NEW ENGLAND LIFE
                               INSURANCE COMPANY

                              Zenith Flexible Life
                          Flexible Premium Adjustable
                        Variable Life Insurance Policies


                        Supplement Dated May 1, 2001 to
      Prospectuses Dated April 30, 1999, October 25, 1999 and May 1, 2000

    This supplement updates certain information contained in the prospectuses dated April 30, 1999, as supplemented on May 1, 2000, November 10, 2000 and January 22, 2001; in the prospectus dated October 25, 1999, as supplemented on May 1, 2000, November 10, 2000 and January 22, 2001; and in the prospectus dated May 1, 2000, as supplemented on November 10, 2000 and January 22, 2001. You should read and retain this supplement. A complete prospectus dated May 1, 2001 is available free of charge upon written request to New England Life Insurance Company ("NELICO"). The May 1, 2001 prospectus describes the Policies as they may have been modified since the date you purchased your Policy; accordingly, certain benefits and charges discussed therein may differ from the benefits and charges of your Policy.

    NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. NELICO's Home Office is 501 Boylston Street, Boston, Massachusetts 02116.

    NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS http://www.sec.gov.

    THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

    WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM.

                              CHARGES AND EXPENSES

    The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

    MONTHLY CHARGES FOR THE COST OF INSURANCE. The discussion of cost of insurance charges for automatic issue Policies is revised as follows:

    We may offer Policies on an automatic issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in a standard class. Therefore, we deduct an additional insurance charge from an automatic issue Policy's cash value. The additional insurance charge for an automatic issue Policy will vary depending on certain characteristics of the group, as well as on the smoker status and issue age of the insured. The preferred nonsmoker class is not available. The total guaranteed maximum monthly cost of insurance charges, including the additional charge for automatic issue status, exceed charges based on 100% of the 1980 CSO Tables.

    CHARGES DEDUCTED FROM THE ELIGIBLE FUNDS. The following charges are deducted from the Eligible Fund assets:

    -- Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.

    ZENITH FUND (CLASS A SHARES). The following table shows the annual operating expenses for each New England Zenith Fund series, based on actual expenses for 2000, after any applicable expense cap or expense deferral arrangement:

ANNUAL OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)

                                                              BACK        BACK
                                                              BAY         BAY         BACK      WESTPEAK     LOOMIS
                                                            ADVISORS    ADVISORS      BAY        GROWTH      SAYLES
                                                CAPITAL       BOND       MONEY      ADVISORS      AND        SMALL
                                                 GROWTH      INCOME      MARKET     MANAGED      INCOME       CAP
                                                SERIES**     SERIES      SERIES      SERIES     SERIES**    SERIES**
                                                --------    --------    --------    --------    --------    --------
Management Fee................................    .62%        .40%        .35%        .50%        .68%        .90%
Other Expenses................................    .04%        .07%        .06%        .08%        .05%        .06%
                                                  ---         ---         ---         ---         ---         ---
         Total Series Operating Expenses......    .66%        .47%        .41%        .58%        .73%        .96%

ANNUAL OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                                                 HARRIS
                                                OAKMARK                  DAVIS       ALGER         MFS         MFS
                                                MID CAP                 VENTURE      EQUITY     INVESTORS    RESEARCH
                                                 VALUE      BALANCED     VALUE       GROWTH       TRUST      MANAGERS
                                                SERIES*      SERIES      SERIES      SERIES      SERIES*     SERIES*
                                                -------     --------    -------      ------     ---------    --------
Management Fee................................    .75%        .70%        .75%        .75%         .75%        .75%
Other Expenses................................    .15%        .10%        .04%        .04%         .15%        .15%
                                                  ---         ---         ---         ---          ---         ---
         Total Series Operating Expenses......    .90%        .80%        .79%        .79%         .90%        .90%

------------
* Without the applicable expense cap or expense deferral arrangement (described below), Total Series Operating Expenses for the year ended December 31, 2000 would have been: Harris Oakmark Mid Cap Value Series, .96%; MFS Investors Trust Series, 1.57%; and MFS Research Managers Series, 1.25%.

** Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, total annual expenses would have been .65% for Capital Growth Series, .70% for Westpeak Growth and Income, and .95% for Loomis Sayles Small Cap Series.

    Our affiliate, MetLife Advisers, LLC (formerly New England Investment Management, LLC) advises the series of the Zenith Fund. MetLife Advisers voluntarily limits the expenses (other than brokerage costs, interest, taxes or extraordinary expenses) of certain series with either an expense cap or expense deferral arrangement. Under the expense cap, MetLife Advisers bears expenses of the Loomis Sayles Small Cap Series that exceed 1.00% of average daily net assets. Under the expense deferral agreement, MetLife Advisers bears expenses of the Harris Oakmark Mid Cap Value, MFS Investors Trust, and MFS Research

Managers Series that exceed .90% of average daily net assets in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. MetLife Advisers may end these expense limits at any time.

    METROPOLITAN SERIES FUND (CLASS A SHARES). MetLife Advisers is the investment manager for the Portfolios of the Metropolitan Series Fund, Inc. The Portfolios pay investment management fees to MetLife Advisers and also bear other expenses. The chart below shows the total operating expenses of the Portfolios based on the year ended December 31, 2000 and current expense subsidies (in the case of the Janus Growth Portfolio and the Franklin Templeton Small Cap Growth Portfolio, anticipated expenses for 2001) as a percentage of Portfolio net assets.

                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES      EXPENSES
---------                                                     ----------    --------    ------------
Putnam Large Cap Growth.....................................     .80%         .20%         1.00%*
Janus Mid Cap...............................................     .66%         .04%          .70%
Russell 2000(R) Index.......................................     .25%         .30%          .55%
Putnam International Stock..................................     .90%         .24%       1.14%++
MetLife Stock Index.........................................     .25%         .03%          .28%
MetLife Mid Cap Stock Index.................................     .25%         .20%          .45%*
Morgan Stanley EAFE(R) Index................................     .30%         .40%          .70%*
Lehman Brothers(R) Aggregate Bond Index.....................     .25%         .12%          .37%
State Street Research Aurora Small Cap Value................     .85%         .20%         1.05%*
Janus Growth................................................     .80%         .15%          .95%*
State Street Research Investment Trust+.....................     .47%         .03%          .50%**
Franklin Templeton Small Cap Growth+........................     .90%         .15%         1.05%*
Neuberger Berman Partners Mid Cap Value+....................     .70%         .19%          .89%**

------------
+  Scheduled to be available in the fourth quarter of 2001.

* Without the applicable expense cap arrangement (described below), Total Annual Expenses for the year ended December 31, 2000 would have been 1.39% for the Putnam Large Cap Growth Portfolio, .83% for the MetLife Mid Cap Stock Index Portfolio, and 1.34% for the State Street Research Aurora Small Cap Value Portfolio. The Total Annual Expenses for these Portfolios are annualized since the Portfolios' start dates (May 1, 2000 for the Putnam Large Cap Growth Portfolio and July 5, 2000 for the MetLife Mid Cap Stock Index and the State Street Research Aurora Small Cap Value Portfolios). Without the applicable expense cap arrangement (described below), Total Annual Expenses for the year ended December 31, 2000 would have been .78% for the Morgan Stanley EAFE Index Portfolio. Without the applicable expense deferral arrangement (described below), the anticipated Total Annual Expenses would be 1.09% for the Janus Growth Portfolio and 1.61% for the Franklin Templeton Small Cap Growth Portfolio (annualized since their start date of May 1, 2001).

** Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been .49% for the State Street Research Investment Trust Portfolio and .76% for the Neuberger Berman Partners Mid Cap Value Portfolio.

++ Until May 1, 2000, the management fee for the Putnam International Stock Portfolio was .75%.

MetLife Advisers voluntarily pays expenses (other than the management fee, brokerage commissions, taxes, interest and other loan costs, and any unusual one-time expenses) of (a) the Putnam Large Cap Growth Portfolio that exceed .20% of the net assets until the earlier of (i) April 30, 2002 and (ii) the date when the Portfolio's net assets reach $100 million; (b) the State Street Research Aurora Small Cap Value Portfolio that exceed .20% of the net assets until April 30, 2002; (c) the MetLife Mid Cap Stock Index Portfolio that exceed .20% of the net assets until the earlier of (i) June 30, 2002 and (ii) the date when the Portfolio's net assets reach $100 million, but in no event earlier than April 30, 2002; (d) the Morgan Stanley EAFE Index Portfolio that exceed .40% of the net assets until the earlier of (i) April 30, 2002 and (ii) the date when the Portfolio's net assets reach $200 million; and (e) the Russell 2000 Index Portfolio that exceed .30% of the net assets until the earlier of (i) April 30, 2002 and (ii) the date when the Portfolio's net assets reach $200 million. MetLife Advisers also voluntarily pays expenses (other than brokerage commissions, taxes, interest and any extraordinary or nonrecurring expenses) that exceed .95% of the net assets of the Janus Growth Portfolio and 1.05% of the net assets of the Franklin Templeton Small Cap Growth Portfolio through April 30, 2002, in the year the Portfolio incurs them and charges those expenses to the Portfolio in a future year if the actual expenses of the Portfolio are below the limit. MetLife Advisers can terminate these arrangements at any time upon notice to the Board of Directors and to Fund shareholders.

    MET INVESTORS SERIES TRUST (CLASS A SHARES). The investment adviser for Met Investors Series Trust is Met Investors Advisory Corp. ("Met Investors Advisory") (formerly known as Security First Management Corp.) The Portfolios of Met Investors Series Trust pay investment management fees to Met Investors Advisory and also bear certain other expenses. The anticipated total operating expenses of the Portfolios for 2001 after any expense subsidies, as a percentage of Portfolio average net assets, are:

                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES      EXPENSES
---------                                                     ----------    --------    ------------
MFS Mid-Cap Growth+.........................................     .62%         .18%          .80%*
PIMCO Innovation+...........................................     .69%         .41%         1.10%*

------------
+  Scheduled to be available in the fourth quarter of 2001.

* Met Investors Advisory and Met Investors Series Trust have entered into an Expense Limitation Agreement whereby for a period of at least one year from the February 12, 2001 commencement of operations, the management fees of the Portfolios will be limited so that Total Annual Expenses will not exceed .80% for the MFS Mid-Cap Growth Portfolio and 1.10% for the PIMCO Innovation Portfolio. Absent this Agreement, management fees for the period ending December 31, 2001 would be .65% for the MFS Mid-Cap Growth Portfolio and 1.05% for the PIMCO Innovation Portfolio, resulting in anticipated (annualized) Total Annual Expenses for the two Portfolios of .83% and 1.46% respectively. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory.

    VIP AND VIP II (INITIAL CLASS SHARES). The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear other expenses. For the year ended December 31, 2000, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:

                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES      EXPENSES
---------                                                     ----------    --------    ------------
VIP Equity-Income...........................................    .48%         .08%           .56%*
VIP Overseas................................................    .72%         .17%           .89%*
VIP High Income.............................................    .58%         .10%           .68%
VIP II Asset Manager........................................    .53%         .08%           .61%

------------
* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .55% for VIP Equity-Income Portfolio and .87% for VIP Overseas Portfolio.

    AMERICAN FUNDS INSURANCE SERIES (CLASS 2 SHARES). The investment adviser for American Funds Insurance Series is Capital Research and Management Company ("Capital Research"). The Funds of American Funds Insurance Series pay investment management fees to Capital Research and also bear certain other expenses. For the year ended December 31, 2000, the total operating expenses of each Fund, as a percentage of Portfolio average net assets, were:

                                                              MANAGEMENT    12b-1     OTHER      TOTAL ANNUAL
                            FUND                                 FEES       FEES     EXPENSES      EXPENSES
                            ----                              ----------    -----    --------    ------------
American Funds Growth.......................................     .36%        .25%      .02%           .63%
American Funds Growth-Income................................     .34%        .25%      .01%           .60%
American Funds Global Small Capitalization..................     .80%        .25%      .06%          1.11%

    An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to Eligible Funds. We (or our affiliates) may also be compensated with 12b-1 fees from Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some advisers and/or affiliates may pay us more than others, and the amounts paid may be significant. New England Securities may also receive brokerage commissions on securities transactions initiated by an investment adviser.

                                    PREMIUMS

FLEXIBLE PREMIUMS

    The eighth and ninth paragraphs of this section are revised as follows:

    Three types of premium payment levels can protect your Policy against lapse
(1) for the first three Policy years, (2) until age 80 of the insured, and (3) until age 100 of the insured. (The guarantee to age 100 is not available under Policies issued in New York.)

    First three Policy years--In general, if you pay the three year Minimum
    ------------------------
Premium amount on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance, at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. The guarantee will not apply if you substitute the insured or reinstate the Policy. We recalculate the Minimum Premium if (1) you reduce the face amount or make a partial surrender that reduces the face amount,
(2) you increase or decrease rider coverage, or (3) the rating classification for your Policy is improved or we correct a misstatement of the insured's age or sex. We base the Minimum Premium amount (shown in your Policy) on your Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, current Policy charges and any riders to the Policy.

LOAN PROVISION

    You may borrow all or part of the Policy's "loan value" at any time after the Right to Return the Policy period. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at NELICO's Home Office".) You should contact our Home Office or your registered representative for information on loan procedures.

    The Policy's loan value equals:

    (i) 90% (or more if required by state law) of the Policy's "projected cash value"; minus

    (ii) the Policy's Surrender Charge on the next Planned Premium due date or, if greater, on the date the loan is made; minus

    (iii)  loan interest to the next loan interest due date.

    The "projected cash value" is the cash value projected to the next Policy anniversary or, if earlier, to the next Planned Premium due date, at a 4% rate and using current Policy charges. The loan value available is reduced by any outstanding loan plus interest. We currently intend to base the loan value on 100% of the Policy's projected cash value, rather than 90%, for Policy years 16 and after.

    EXAMPLE: Using the Policy illustrated on page A-46 assume that the Policy's Planned Premiums have been paid and that the Policy's Sub-Accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 4.58%). After the premium payment on the 10th Policy anniversary, the maximum amount that you could borrow would be determined as follows under (i) an annual premium payment schedule and (ii) a quarterly premium payment schedule:

                                                              ANNUAL    QUARTERLY
                                                              ------    ---------
(1)  Cash Value after Premium Payment on 10th Policy
  Anniversary...............................................  $6,932     $6,294
(2)  Cash Value Projected at a Constant Annual Rate of
Return of 4% to the
    (a) 11th Policy Anniversary.............................   6,930
    (b) Next Planned Premium Due Date.......................              6,287
(3)  90% of Amount Calculated in (2)........................   6,237      5,658
(4)  Amount Calculated in (3), Reduced by the Applicable
  Surrender Charge..........................................   6,131      5,552
(5)  Amount Calculated in (4), Reduced by Loan Interest to
  the Next Interest Due Date................................   5,811      5,263

    A Policy loan reduces the Policy's cash value in the Sub-Accounts by the amount of the loan. A loan repayment increases the cash value in the Sub-Accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans first to the Sub-Accounts of the Variable Account in proportion to the cash value in each, and then the Fixed Account. We allocate loan repayments first to the outstanding loan balance attributed to the Fixed Account and then to the Sub-Accounts of the Variable Account in proportion to the cash value in each.

    The interest rate charged on Policy loans is an effective rate of 5.5% per year (using simple interest during the year). Interest accrues daily and is due on the Policy anniversary. If not paid at that time, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the amount in each. The amount we take from the Policy's Sub-Accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4% per year. The rate we currently credit is 4% per year for the first 15 Policy years and 5.25% thereafter. (You should consult a tax advisor as to the tax consequences associated with a Policy loan outstanding after the first 15 Policy years.) We credit this interest amount to the Policy's Sub-Accounts annually, in proportion to the cash value in each.

    The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

    If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. However, repaying the loan instead of paying a premium could make your Policy ineligible for a death benefit guarantee. (See "Deductions from Premiums" and "Death Benefit".)

    Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. A tax advisor should be consulted when considering a loan.

    If you surrender your Policy or your Policy lapses while there is an outstanding loan balance, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value of the Policy may be insufficient to pay the income tax on your gains.

    If Policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if the Surrender Charge would be greater, on the date the calculation is made), we notify you that the Policy is going to terminate. (This is called an "excess Policy loan". We test for an excess Policy loan on each monthly processing date and in connection with other Policy processing transactions.) The Policy terminates without value 62 days after we mail the notice unless you pay us the excess Policy loan amount within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)

    Department of Labor regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. See "Tax Considerations".

TRANSFER OPTION

    After the Right to Return the Policy period, you may transfer your Policy's cash value between Sub-Accounts. We reserve the right to limit sub-account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of sub-account transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. We treat all Sub-Account transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at NELICO's Home Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

    We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Policy owners. In addition, certain Eligible Funds may restrict or refuse purchases or redemptions of their shares as a result of certain market timing activities. You should read the prospectuses of the Eligible Funds for more details.

    You may request a Sub-Account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.

    We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

    Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

DOLLAR COST AVERAGING

    The following sentence is added:

    If we exercise our right to limit the number of transfers in the future, transfers made under the dollar cost averaging program may count against the transfers allowed in a Policy year.

ASSET REBALANCING

    The following sentence is added:

    If we exercise our right to limit the number of transfers in the future, transfers made under the asset rebalancing program may count against the transfers allowed in a Policy year.

                              THE VARIABLE ACCOUNT

    We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

    Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we may conduct. We believe this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values under our variable life insurance policies issued by the Variable Account. We may transfer to our general account assets which exceed the reserves and other liabilities of the Variable Account. We will consider any possible adverse impact such a transfer might have on the Variable Account.

    Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

    Sub-Accounts of the Variable Account that are available in this Policy invest in the following Eligible Funds:

    The Zenith Back Bay Advisors Money Market Series. Its investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.

    The Zenith Back Bay Advisors Bond Income Series. Its investment objective is a high level of current income consistent with protection of capital.

    The Zenith Capital Growth Series. Its investment objective is the long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

    The Zenith Back Bay Advisors Managed Series. Its investment objective is a favorable total return through investment in a diversified portfolio.

    The Zenith Westpeak Growth and Income Series. Its investment objective is long-term total return through investment in equity securities.

    The Zenith Harris Oakmark Mid Cap Value Series (formerly, the Goldman Sachs Midcap Value Series). Its investment objective is long-term capital appreciation.

    The Zenith Loomis Sayles Small Cap Series. Its investment objective is long-term capital growth from investments in common stocks or other equity securities.

    The Zenith Balanced Series (formerly, the Loomis Sayles Balanced Series). Its investment objective is long-term total return from a combination of capital appreciation and current income.

    The Zenith Davis Venture Value Series. Its investment objective is growth of capital.

    The Zenith Alger Equity Growth Series. Its investment objective is long-term capital appreciation.

    The Zenith MFS Investors Trust Series (formerly, the MFS Investors Series). Its investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

    The Zenith MFS Research Managers Series. Its investment objective is long-term growth of capital.

    The Metropolitan Putnam Large Cap Growth Portfolio. Its investment objective is capital appreciation.

    The Metropolitan Janus Mid Cap Portfolio. Its investment objective is long-term growth of capital.

    The Metropolitan Russell 2000 Index Portfolio. Its investment objective is to equal the return of the Russell 2000 Index.

    The Metropolitan Putnam International Stock Portfolio. Its investment objective is long-term growth of capital.

    The Metropolitan MetLife Stock Index Portfolio.* Its investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Index.

    The Metropolitan MetLife Mid Cap Stock Index Portfolio.* Its investment objective is to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index.

    The Metropolitan Morgan Stanley EAFE Index Portfolio.* Its investment objective is to equal the performance of the MSCI EAFE Index.

    The Metropolitan Lehman Brothers Aggregate Bond Index Portfolio.* Its investment objective is to equal the performance of the Lehman Brothers Aggregate Bond Index.

    The Metropolitan State Street Research Aurora Small Cap Value Portfolio.* Its investment objective is high total return, consisting principally of capital appreciation.

    The Metropolitan Janus Growth Portfolio.* Its investment objective is long-term growth of capital.

    The Metropolitan State Street Research Investment Trust Portfolio (formerly, the State Street Research Growth Portfolio).*+ Its investment objective is long-term growth of capital and income and moderate current income.

    The Metropolitan Franklin Templeton Small Cap Growth Portfolio.*+ Its investment objective is long-term capital growth.

    The Metropolitan Neuberger Berman Partners Mid Cap Value Portfolio.*+ Its investment objective is capital growth.

    The Met Investors MFS Mid-Cap Growth Portfolio.*+ Its investment objective is long-term growth of capital.

    The Met Investors PIMCO Innovation Portfolio.*+ Its investment objective is to seek capital appreciation; no consideration is given to income.

    The VIP Equity-Income Portfolio. It seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

    The VIP Overseas Portfolio. It seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

    The VIP High Income Portfolio. It seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

    The VIP II Asset Manager Portfolio. It seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

    The American Funds Insurance Series American Funds Growth Fund.* Its investment objective is to seek capital appreciation through stocks.

    The American Funds Insurance Series American Funds Growth-Income Fund.* Its investment objective is to seek capital appreciation and income.

    The American Funds Insurance Series American Funds Global Small Capitalization Fund.* Its investment objective is to seek capital appreciation through stocks.
------------
* Availability of these Portfolios is subject to any necessary state insurance department approvals.

+ Scheduled to be available in the fourth quarter of 2001.

    The Zenith Fund, the Metropolitan Series Fund, Inc. and the Met Investors Series Trust are open-end management investment companies, more commonly known as mutual funds. These funds are available as investment vehicles for separate investment accounts of MetLife, NELICO, and other life insurance companies.

    VIP, VIP II and the American Funds Insurance Series are mutual funds that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.

    The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

    The Eligible Funds' investment objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks, is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

    The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

INVESTMENT MANAGEMENT

    MetLife Advisers, LLC (formerly New England Investment Management, LLC) is the investment adviser for the series of the Zenith Fund. The chart below shows the sub-adviser for each series of the Zenith Fund. MetLife Advisers, which is an affiliate of

NELICO, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

                      SERIES                                            SUB-ADVISER
                      ------                                            -----------
Capital Growth                                      Capital Growth Management Limited Partnership*
Back Bay Advisors Money Market                      Back Bay Advisors, L.P.**
Back Bay Advisors Bond Income                       Back Bay Advisors, L.P.**
Back Bay Advisors Managed                           Back Bay Advisors, L.P.**
Westpeak Growth and Income                          Westpeak Investment Advisors, L.P.
Loomis Sayles Small Cap                             Loomis, Sayles & Company, L.P.
Balanced                                            Wellington Management Company, LLP
Harris Oakmark Mid Cap Value                        Harris Associates L.P.
Davis Venture Value                                 Davis Selected Advisers, L.P.***
Alger Equity Growth                                 Fred Alger Management, Inc.
MFS Investors Trust                                 Massachusetts Financial Services Company
MFS Research Managers                               Massachusetts Financial Services Company

------------
  * Effective May 1, 2001, MetLife Advisers became the investment adviser to the Capital Growth Series and Capital Growth Management Limited Partnership became the sub-adviser.
 ** CDC IXIS Asset Management North America, L.P. ("CDC IXIS"), the parent of
    Back Bay Advisors, L.P., has informed MetLife Advisers that CDC IXIS intends to terminate the operations of Back Bay Advisors in the near future. MetLife Advisers will be hiring a new sub-adviser for the series. Affected Policy Owners will receive further information when a new sub-adviser is hired.
*** Davis Selected may also delegate any of its responsibilities to Davis
    Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.

    In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Growth and Income Series, Harris Oakmark Mid Cap Value Series and Loomis Sayles Small Cap Series, MetLife Advisers became the adviser on May 1, 1995. The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis, Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser. For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

    MetLife Advisers became the investment manager for the Metropolitan Series Fund Portfolios on May 1, 2001. Prior to that time, MetLife was the investment manager. For more information regarding the investment manager and sub-investment managers of the Metropolitan Series Fund Portfolios, see the Metropolitan Series Fund prospectus attached at the end of this prospectus and its Statement of Additional Information. The chart below shows the sub-investment manager for each portfolio of the Metropolitan Series Fund.

                     PORTFOLIO                                    SUB-INVESTMENT MANAGER
                     ---------                                    ----------------------
Putnam Large Cap Growth                             Putnam Investment Management, LLC
Janus Mid Cap                                       Janus Capital Corporation
Russell 2000 Index                                  Metropolitan Life Insurance Company*
Putnam International Stock                          Putnam Investment Management, LLC
MetLife Stock Index                                 Metropolitan Life Insurance Company*
MetLife Mid Cap Stock Index                         Metropolitan Life Insurance Company*
Morgan Stanley EAFE Index                           Metropolitan Life Insurance Company*
Lehman Brothers Aggregate Bond Index                Metropolitan Life Insurance Company*
State Street Research Aurora Small Cap Value        State Street Research and Management Company
Janus Growth                                        Janus Capital Corporation
State Street Research Investment Trust+             State Street Research and Management Company
Franklin Templeton Small Cap Growth+                Franklin Advisers, Inc.
Neuberger Berman Partners Mid Cap Value+            Neuberger Berman Management Inc.

---------------
+ Scheduled to be available in the fourth quarter of 2001.

* Metropolitan Life Insurance Company became the sub-investment manager on May 1, 2001.

    Met Investors Advisory Corp. (formerly known as Security First Management Corp.) is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company and is the investment adviser for the Portfolios of the Met Investors Series Trust. For more information regarding the MFS Mid-Cap Growth Portfolio and the PIMCO Innovation Portfolio, see the Met Investors Series

Trust prospectuses attached at the end of this prospectus and their Statement of Additional Information. The two Portfolios of the Met Investors Series Trust are scheduled to be available in the fourth quarter of 2001.

    Fidelity Management & Research Company ("FMR") is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income and VIP II Asset Manager Portfolios and FMR, see the VIP and VIP II prospectuses attached at the end of this prospectus and their Statements of Additional Information.

    Capital Research and Management Company ("Capital Research") is the investment adviser for the American Funds Insurance Series. For more information regarding the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund, see the American Funds Insurance Series prospectuses attached at the end of this prospectus and their Statement of Additional Information.

SUBSTITUTION OF INVESTMENTS

    If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

SHARE CLASSES OF THE ELIGIBLE FUNDS

    The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer only to the information regarding the class of shares that is available through the Policy. For the Zenith Fund, Metropolitan Series Fund and Met Investors Series Trust, we offer Class A shares only, for VIP and VIP II, we offer Initial Class shares only, and for the American Funds Insurance Series, we offer Class 2 shares only.

                          DISTRIBUTION OF THE POLICIES

    We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"), and are registered with the National Association of Securities Dealers, Inc. and with the states in which they do business. Registered representatives with New England Securities are also licensed as insurance agents in the states in which they do business and are appointed with NELICO. New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. More information about New England Securities and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

    New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay sales commissions for the sale of the Policies and the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

    We pay the following commissions and/or service fees to the selling agent: a maximum of 50% of the Sales Charge Breakpoint Premium paid in the first Policy year, a maximum of 5% in Policy years two through ten, and a maximum of 3% thereafter. Agents receive a maximum commission of 3% of each payment in excess of the Sales Charge Breakpoint Premium in any year. For Policies sold in connection with certain executive benefit plans the maximum commissions are: 20% of the Sales Charge Breakpoint Premium in the first Policy year, 10% in Policy years two through ten, and 2% thereafter. For these Policies we will pay a maximum commission of 3.5% of each payment in excess of the Sales Charge Breakpoint Premium in Policy years one through ten, and 2% of such excess premiums thereafter. Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation. Agents may receive a portion of the general agent's expense reimbursement allowance. All or a portion of commissions may be returned if the Policy is not continued through the first Policy year.

    New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, commissions paid to the broker-dealer on behalf of the registered representative will not exceed those described above. Selling firms may retain a portion of commissions. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic commission for the particular Policy year. We pay commissions through the registered broker-dealer, and may pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

    New England Securities does not retain any override as distributor for the Policies. However, New England Securities' operating and other expenses are paid for by NELICO. Also, New England Securities or an affiliate may receive 12b-1 fees from the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund.

    Because registered representatives of New England Securities are also agents of NELICO, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that NELICO offers, such as conferences, trips, prizes and awards. Other payments may be made for other services that do not directly involve the sale of Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

    We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the Variable Account.

    We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

                               TAX CONSIDERATIONS

INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policies should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard or automatic issue basis and Policies with term riders added, and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so.

    In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts, due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

    In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

    The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

    IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

    Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

    If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

        (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

        (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

    If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

    Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy years are less clear and a tax adviser should be consulted about such loans.

    Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

    INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

    POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

    MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

    OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

    The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

    If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

    Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

    Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

    NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

    ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

    We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

    POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

    Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

    Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                   MANAGEMENT

    The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO

        NAME AND PRINCIPAL                           PRINCIPAL BUSINESS EXPERIENCE
         BUSINESS ADDRESS                              DURING THE PAST FIVE YEARS
        ------------------                           -----------------------------
James M. Benson...................    Chairman, President and Chief Executive Officer of NELICO
                                      since 1998 and President, Individual Business of
                                        Metropolitan Life Insurance Company since 1999; formerly,
                                        Director, President and Chief Operating Officer 1997-1998
                                        of NELICO; President and Chief Executive Officer 1996-1997
                                        of Equitable Life Assurance Society; President and Chief
                                        Operating Officer 1996-1997 of Equitable Companies, Inc.;
                                        President and Chief Operating Officer 1994-1996 of
                                        Equitable Life Assurance Society.
Susan C. Crampton.................    Director of NELICO since 1996 and serves as Principal of The
  6 Tarbox Road                       Vermont Partnership, a business consulting firm located in
  Jericho, VT 05465                     Jericho, Vermont since 1989; formerly, Director 1989-1996
                                        of New England Mutual.
Edward A. Fox.....................    Director of NELICO since 1996 and Chairman of the Board of
  R.R. Box 67-15                      SLM Holdings since 1997; formerly, Director 1994-1996 of New
  Harborside, ME 04642                  England Mutual.
George J. Goodman.................    Director of NELICO since 1996 and author, television
  Adam Smith's Global Television      journalist, and editor.
  50th Floor, Craig Drill Capital
  General Motors Building
  767 Fifth Street
  New York, NY 10153

        NAME AND PRINCIPAL                           PRINCIPAL BUSINESS EXPERIENCE
         BUSINESS ADDRESS                              DURING THE PAST FIVE YEARS
        ------------------                           -----------------------------
Dr. Evelyn E. Handler.............    Director of NELICO since 1996 and President of Merrimack
  Ten Sterling Place                  Higher Education Associates, Inc. since 1998; formerly,
  Bow, NH 03304                         Director 1987-1996 of New England Mutual and Executive
                                        Director and Chief Executive Officer 1994-1997 of the
                                        California Academy of Sciences.
Philip K. Howard, Esq.............    Director of NELICO since 1996 and Partner of the law firm of
  Covington & Burling                 Covington & Burling in New York City.
  1330 Avenue of the Americas
  New York, NY 10019
Bernard A. Leventhal..............    Director of NELICO since 1996; formerly, Vice Chairman of
  Burlington Industries               the Board of Directors 1995-1998 of Burlington Industries,
  1345 Avenue of the Americas           Inc.; Director and Executive Vice President 1993-1995 of
  17th Floor                            Burlington Menswear Division.
  New York, NY 10105
Thomas J. May.....................    Director of NELICO since 1996 and Chairman and Chief
  NSTAR                               Executive Officer of NSTAR since 2000; formerly, Chairman,
  800 Boylston Street                   President and Chief Executive Officer of Boston Edison
  Boston, MA 02199                      Company 1994-2000, and Director 1994-1996 of New England
                                        Mutual.
Stewart G. Nagler.................    Director of NELICO since 1996 and Vice Chairman and Chief
  Metropolitan Life Insurance Co.     Financial Officer of Metropolitan Life Insurance Company
  One Madison Avenue                    since 1998; formerly, Senior Executive Vice President and
  New York, NY 10010                    Chief Financial Officer 1986-1998 of Metropolitan Life
                                        Insurance Company.
Catherine A. Rein.................    Director of NELICO since 1998 and President and Chief
  Metropolitan Property and           Executive Officer of Metropolitan Property and Casualty
  Casualty Insurance Company            since 1999; formerly, Senior Executive Vice President
  700 Quaker Lane                       1998-1999; Executive Vice President 1989-1998 of
  Warwick, RI 02887                     Metropolitan Life Insurance Company.
Rand N. Stowell...................    Director of NELICO since 1996 and President of United Timber
  P.O. Box 60                         Corp. and President, Randwell Co. since 2000 of Weld, Maine;
  Weld, ME 04285                        formerly, Director 1990-1996 of New England Mutual.
Lisa M. Weber.....................    Director of NELICO since 2000 and Executive Vice President
  Metropolitan Life Insurance         of Metropolitan Life Insurance since 1998; formerly,
  Company                               Director of Diversity Strategies and Development and an
  One Madison Avenue                    Associate Director of Human Resources of Paine Webber.
  New York, NY 10010

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

                                                     PRINCIPAL BUSINESS EXPERIENCE
               NAME                                    DURING THE PAST FIVE YEARS
               ----                                  -----------------------------
James M. Benson...................    See Directors above.
David W. Allen....................    Senior Vice President of NELICO since 1996 and Vice
                                      President of Metropolitan Life Insurance Company since 2000;
                                        formerly, Senior Vice President 1994-1996 and Vice
                                        President 1990-1994 of New England Mutual.
Pauline V. Belisle................    Senior Vice President of NELICO since 1996 and Vice
                                      President of Metropolitan Life Insurance Company since 2000;
                                        formerly, Senior Vice President 1994-1996 of New England
                                        Mutual.
Mary Ann Brown....................    President, New England Products and Services of NELICO since
                                      1998 and Senior Vice President of Metropolitan Life
                                        Insurance Company since 2000; formerly, Director,
                                        Worldwide Life Insurance 1997-1998 of Swiss Reinsurance
                                        New Markets; President & Chief Executive Officer 1996-1998
                                        of Atlantic International Reinsurance Company; Executive
                                        Vice President 1996-1997 of Swiss Re Atrium and Swiss Re
                                        Services and Principal 1987-1996 of Tillinghast/Towers
                                        Perrin.
Anthony J. Candito................    President, NEF Information Services of NELICO and Chief
                                      Information Officer since 1998 and Senior Vice President of
                                        Metropolitan Life Insurance Company since 2000; formerly,
                                        Senior Vice President 1996-1998 of NELICO; Senior Vice
                                        President 1995-1996 and Vice President 1994-1995 of New
                                        England Mutual.
Thom A. Faria.....................    President, Career Agency System of NELICO since 1996 and
                                      President-NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Executive Vice President in
                                        1996; Senior Vice President 1993-1996 of New England
                                        Mutual.

                                                     PRINCIPAL BUSINESS EXPERIENCE
               NAME                                    DURING THE PAST FIVE YEARS
               ----                                  -----------------------------
Anne M. Goggin....................    Senior Vice President and General Counsel of NELICO since
                                      2000 and Chief Counsel-Individual Business of Metropolitan
                                        Life Insurance Company since 2000; formerly, Senior Vice
                                        President and Associate General Counsel 1997-2000; Vice
                                        President and Counsel of NELICO in 1996; Vice President
                                        and Counsel 1994-1996 of New England Mutual.
Daniel D. Jordan..................    Second Vice President, Counsel, Secretary and Clerk of
                                      NELICO since 1996 and Associate General Counsel of
                                        Metropolitan Life Insurance Company since 2001; formerly,
                                        Counsel and Assistant Secretary 1990-1996 of New England
                                        Mutual.
Alan C. Leland, Jr. ..............    Senior Vice President of NELICO since 1996 and Vice
                                      President of Metropolitan Life Insurance Company since 2000;
                                        formerly, Vice President 1984-1996 of New England Mutual.
George J. Maloof..................    Senior Vice President of NELICO since 1996 and Senior Vice
                                      President-NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1991-1996 of
                                        New England Mutual.
Kenneth D. Martinelli.............    Senior Vice President of NELICO since 1999 and Senior Vice
                                      President-NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1997-1999 of
                                        NELICO and Vice President 1994-1997 of The Equitable Life
                                        Assurance Company.
Thomas W. McConnell...............    Senior Vice President of NELICO since 1996 and Director,
                                      Chief Executive Officer and President of New England
                                        Securities Corporation since 1993.
Hugh C. McHaffie..................    Senior Vice President of NELICO since 1999 and Senior Vice
                                      President of Metropolitan Life Insurance Company since 2000;
                                        formerly, Vice President 1994-1999 of Manufacturers Life
                                        Insurance Company of North America.
Stephen J. McLaughlin.............    Senior Vice President of NELICO since 1999 and Senior Vice
                                      President-NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1996-1999 of
                                        NELICO and Vice President 1994-1996 of New England Mutual.
Thomas W. Moore...................    Senior Vice President of NELICO since 1996 and Senior Vice
                                      President-NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1990-1996 of
                                        New England Mutual.
David Y. Rogers...................    Executive Vice President and Chief Financial Officer of
                                      NELICO since 1999 and Senior Vice President of Metropolitan
                                        Life Insurance Company since 2000; formerly, Partner,
                                        Actuarial Consulting 1992-1999 of Price Waterhouse Coopers
                                        LLP.
John G. Small, Jr. ...............    President, New England Services of NELICO since 1997 and
                                      Vice President of Metropolitan Life Insurance Company since
                                        2000; formerly, Senior Vice President 1996-1997 of NELICO
                                        and Senior Vice President 1990-1996 of New England Mutual.

    The principal business address for each of the directors and executive officers is the same as NELICO's except where indicated.

                               TOLL-FREE NUMBERS

    For information about historical values of the Variable Account Sub-Accounts, call 1-800-333-2501.

    For Sub-Account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

    You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.

                                 LEGAL MATTERS

    Legal matters in connection with the Policies described in this prospectus have been passed on by Anne M. Goggin, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to federal securities laws.

                                    EXPERTS

    The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

    Actuarial matters included in this prospectus have been examined by James J. Reilly, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE
COMPANY

INDEPENDENT AUDITORS REPORT

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Mid Cap Value Sub-Account, Growth and Income Sub-Account, Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Magnum Equity Sub-Account, Venture Value Sub-Account, Bond Opportunities Sub-Account, Investors Sub-Account, Research Managers Sub-Account, Mid Cap Sub-Account, Large Cap Growth Sub-Account, Russell 2000 Index Sub-Account, International Stock Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account) of New England Life Insurance Company (the "Company") as of December 31, 2000, and the related statements of operations and changes in net assets for each of the three years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned Sub-Accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 2000, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 16, 2001

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2000
                       See Notes to Financial Statements

                                                                                                            NEW ENGLAND ZENITH FUND
                     --------------------------------------------------------------------------------------------------------------
                       CAPITAL        BOND                    STOCK                                            SMALL        U.S.
                       GROWTH        INCOME      MONEY        INDEX     MANAGED      MID CAP     GROWTH AND     CAP      GOVERNMENT
                        SUB-          SUB-     MARKET SUB-     SUB-       SUB-        VALUE      INCOME SUB-    SUB-        SUB-
                       ACCOUNT      ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT    SUB-ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT
                     ----------    ---------  ------------  ---------  ---------   -----------  -----------  ---------  -----------
ASSETS
Investments in
New England Zenith
Fund, Metropolitan
Series Fund,
Variable Insurance
Products Fund, and
Variable Insurance
Products Fund II
at value (Note  2)..$1,104,994,684 $82,042,134 $78,172,290 $198,748,422 $67,409,578 $47,525,461 $96,458,977  $148,720,850 $800,474


                         NEW ENGLAND ZENITH FUND
                         -----------------------
                                BALANCED
                                  SUB-
                                ACCOUNT
                              ----------
ASSETS
Investments in
New England Zenith
Fund, Metropolitan
Series Fund,
Variable Insurance
Products Fund, and
Variable Insurance
Products Fund II
at value (Note  2)...         $16,883,347

                    SHARES        COST
                  ---------- --------------
Capital Growth
 Series.........   2,682,612 $1,023,706,284
Back Bay
 Advisors Bond
 Income Series..     748,150     80,453,939
Back Bay
 Advisors Money
 Market Series..     781,723     78,172,290
Westpeak Stock
 Index Series...     947,278    153,914,977
Back Bay
 Advisors
 Managed Series.     362,573     61,788,403
Harris Oakmark
 Mid Cap Value
 Series.........     324,207     44,151,334
Westpeak Growth
 and Income
 Series.........     525,949     95,448,037
Loomis Sayles
 Small Cap
 Series.........     706,714    118,617,689
Salomon Brothers
 U.S. Government
 Series.........      67,041        780,776
Balanced Series.   1,243,251     18,709,840
Alger Equity
 Growth Series..  12,105,440    303,918,419
Davis Venture
 Value Series...   8,686,269    197,334,456
Salomon Brothers
 Bond
 Opportunities
 Series.........      95,259      1,177,952
MFS Investors
 Series.........     332,759      3,407,517
MFS Research
 Managers
 Series.........   1,124,079     14,096,128
Janus Mid Cap
 Portfolio......   1,135,197     38,205,762
Putnam Large Cap
 Growth
 Portfolio......     694,285      6,295,956
Russell 2000(R)
 Index
 Portfolio......     209,070      2,811,039
Putnam
 International
 Stock
 Portfolio......   1,552,550     18,650,710
VIP Equity-
 Income
 Portfolio......   6,886,911    132,223,694
VIP Overseas
 Portfolio......  10,060,884    197,987,280
VIP High Income
 Portfolio......   1,608,282     18,986,399
VIP II Asset
 Manager
 Portfolio......     935,789     15,154,454
                             --------------
Total...........             $2,625,993,335
                             ==============

                                                                                                            NEW ENGLAND ZENITH FUND
                     --------------------------------------------------------------------------------------------------------------
                       CAPITAL        BOND                    STOCK                                            SMALL        U.S.
                       GROWTH        INCOME      MONEY        INDEX     MANAGED      MID CAP     GROWTH AND     CAP      GOVERNMENT
                        SUB-          SUB-     MARKET SUB-     SUB-       SUB-        VALUE      INCOME SUB-    SUB-        SUB-
                       ACCOUNT      ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT    SUB-ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT
                     ----------    ---------  ------------  ---------  ---------   -----------  -----------  ---------  -----------
Amount due and
accrued (payable)
from  policy-
related transac-
tions, net......       (536,538)     51,314   11,778,221     148,893       9,258       16,259      25,176      326,596         --
Dividends re-
ceivable........             --          --      288,719          --          --           --          --           --         --
                  ------------- -----------  ----------- -----------  ----------   ----------  ----------  -----------   --------
Total Assets...   1,104,458,146  82,093,448   90,239,230 198,897,315  67,418,836   47,541,720  96,484,153  149,047,446    800,474
LIABILITIES
Due to
New England
Life Insurance
Company........      81,173,834   7,856,735   16,578,017  21,890,781   6,271,184    4,860,405   1,353,768   16,421,216     46,547
                  ------------- -----------  ----------- -----------  ----------   ----------  ----------   ----------   --------
Total                81,173,834   7,856,735   16,578,017  21,890,781   6,271,184    4,860,405   1,353,768   16,421,216     46,547
Liabilities...    ------------- -----------  ----------- -----------  ----------   ----------  ----------   ----------   --------
NET ASSETS FOR
VARIABLE LIFE
INSURANCE
POLICIES......   $1,023,284,312 $74,236,713  $73,661,213 $177,006,534$61,147,652  $42,681,315 $95,130,385 $132,626,230   $753,927
                 ============== ===========  =========== =========== ===========  =========== =========== ============   ========


                         NEW ENGLAND ZENITH FUND
                         -----------------------
                                BALANCED
                                  SUB-
                                ACCOUNT
                              ----------
Amount due and
accrued (payable)
from policy-
related trans
actions, net......               12,584
Dividends
receivable........                   --
                             ----------
  Total Assets....           16,895,931
LIABILITIES
Due to New England
Life Insurance
Company                       1,876,485
                             ----------
Total Liabilities             1,876,485
                             ----------
NET ASSETS FOR
VARIABLE LIFE
INSURANCE POLICIES          $15,019,446
                            ===========

                       See Notes to Financial Statements

                                                                           METROPOLITAN SERIES FUND
--------------------------------------------------------------- ------------------------------------------------
   EQUITY       VENTURE        BOND                                          LARGE CAP   RUSSELL   INTERNATIONAL
   GROWTH        VALUE     OPPORTUNITIES INVESTORS   RESEARCH                  GROWTH   2000 INDEX     STOCK
    SUB-          SUB-         SUB-         SUB-     MANAGERS     MID CAP       SUB-       SUB-        SUB-
  ACCOUNT       ACCOUNT       ACCOUNT     ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT   ACCOUNT    ACCOUNT      ACCOUNT
------------  ------------ ------------- ---------- ----------- -----------  ---------- ---------- -------------
$303,362,343  $253,639,040  $1,089,765   $3,407,454 $12,971,876 $26,552,256  $5,068,279 $2,168,053  $19,236,098
























     341,940       180,497          --          375      90,550  (1,578,753)    158,608      2,148     (293,800)
          --            --          --           --          --          --          --         --           --
------------  ------------  ----------   ---------- ----------- -----------  ---------- ----------  -----------
 303,704,283   253,819,537   1,089,765    3,407,829  13,062,426  24,973,503   5,226,887  2,170,201   18,942,298
  30,821,344    37,636,390      54,576      398,126   1,455,860   1,119,484     731,059      6,989     (445,217)
------------  ------------  ----------   ---------- ----------- -----------  ---------- ----------  -----------
  30,821,344    37,636,390      54,576      398,126   1,455,860   1,119,484     731,059      6,989     (445,217)
------------  ------------  ----------   ---------- ----------- -----------  ---------- ----------  -----------
$272,882,939  $216,183,147  $1,035,189   $3,009,703 $11,606,566 $23,854,019  $4,495,828 $2,163,212  $19,387,515
============  ============  ==========   ========== =========== ===========  ========== ==========  ===========
                                                       VARIABLE
                                                      INSURANCE
                                                       PRODUCTS
                 VARIABLE INSURANCE PRODUCTS FUND      FUND II
             --------------------------------------------------- --------------
                 EQUITY-
                 INCOME      OVERSEAS                   ASSET
                  SUB-         SUB-     HIGH INCOME    MANAGER
                ACCOUNT      ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT     TOTAL
             ------------- ------------ ------------ ----------- --------------
             $174,723,160  $194,355,923 $12,978,459  $14,836,762 $2,866,145,685


                   41,201       103,836      21,762       13,379     10,913,506
                       --            --          --           --        288,719
             ------------  ------------ -----------  ----------- --------------
              174,764,361   194,459,759  13,000,221   14,850,141  2,877,347,910
               17,733,958    11,210,805   1,367,663    1,629,874    262,049,883
             ------------  ------------ -----------  ----------- --------------
               17,733,958    11,210,805   1,367,663    1,629,874    262,049,883
             ------------  ------------ -----------  ----------- --------------
             $157,030,403  $183,248,954 $11,632,558  $13,220,267 $2,615,298,027
             ============  ============ ===========  =========== ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000




                                                                        NEW ENGLAND ZENITH FUND
                    --------------------------------------------------------------------------------------------------------------
                      CAPITAL        BOND       MONEY                                MID CAP                   SMALL       U.S.
                       GROWTH       INCOME      MARKET      STOCK                     VALUE     GROWTH AND      CAP     GOVERNMENT
                        SUB-         SUB-        SUB-       INDEX        MANAGED       SUB-     INCOME SUB-     SUB-       SUB-
                      ACCOUNT      ACCOUNT     ACCOUNT   SUB- ACCOUNT  SUB-ACCOUNT   ACCOUNT      ACCOUNT     ACCOUNT    ACCOUNT
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ---------- ----------
 INCOME
 Dividends........  $  6,825,924  $      --   $4,511,876 $    149,711  $ 1,581,304  $      --   $ 2,499,909  $1,181,882  $   --
 EXPENSE
 Mortality and
 expense risk
 charge (Note 3)..     6,877,345     511,944     500,145    1,351,047      448,504     259,625      659,437     902,187    7,636
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 Net investment
 income (loss)....       (51,421)   (511,944)  4,011,731   (1,201,336)   1,132,800    (259,625)   1,840,472     279,695  (7,636)
 NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS
 Net unrealized
 appreciation
 (depreciation)
 on investments:
  Beginning of
  period..........   144,771,302  (4,499,584)        --    63,685,270    9,600,369  (4,330,144)   8,566,144  27,466,967  (56,822)
  End of period...    81,288,400   1,588,195         --    44,833,445    5,621,175   3,374,127    1,010,940  30,103,161   19,698
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 Net change in
 unrealized
 appreciation
 (depreciation)...   (63,482,902)  6,087,779         --   (18,851,825)  (3,979,194)  7,704,271   (7,555,204)  2,636,194   76,520
 Net realized
 gain (loss) on
 investments......        65,557     (36,738)        --      (203,449)     (42,829)    (23,066)     (18,902)    145,497      148
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 Net realized and
 unrealized gain
 (loss) on
 investments......   (63,417,345)  6,051,041         --   (19,055,274)  (4,022,023)  7,681,205   (7,574,106)  2,781,691   76,668
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS..  $(63,468,766) $5,539,097  $4,011,731 $(20,256,610) $(2,889,223) $7,421,580  $(5,733,634) $3,061,386  $69,032
                    ============  ==========  ========== ============  ===========  ==========  ===========  ==========  =======
                     BALANCED      EQUITY
                       SUB-     GROWTH SUB-
                     ACCOUNT      ACCOUNT
                    ----------- -------------
 INCOME
 Dividends........  $    5,904  $  3,306,492
 EXPENSE
 Mortality and
 expense risk
 charge (Note 3)..     117,597     1,981,053
                    ----------- -------------
 Net investment
 income (loss)....    (111,693)    1,325,439
 NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS
 Net unrealized
 appreciation
 (depreciation)
 on investments:
  Beginning of
  period..........  (1,387,395)   52,277,058
  End of period...  (1,826,493)     (556,076)
                    ----------- -------------
 Net change in
 unrealized
 appreciation
 (depreciation)...    (439,098)  (52,833,134)
 Net realized
 gain (loss) on
 investments......      79,174       416,391
                    ----------- -------------
 Net realized and
 unrealized gain
 (loss) on
 investments......    (359,924)  (52,416,743)
                    ----------- -------------
 NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS..  $ (471,617) $(51,091,304)
                    =========== =============

+For the period May 1, 2000 (Commencement of Operations) through December 31,
  2000.
++ On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                              METROPOLITAN SERIES FUND
----------------------------------------------------------------  ---------------------------------------------------
                                                                                             RUSSELL
INTERNATIONAL                   BOND                                                          2000+    INTERNATIONAL+
   MAGNUM        VENTURE    OPPORTUNITIES INVESTORS   RESEARCH     MID CAP+     LARGE CAP     INDEX        STOCK
EQUITY++ SUB-  VALUE SUB-       SUB-        SUB-      MANAGERS       SUB-        GROWTH+      SUB-          SUB-
   ACCOUNT       ACCOUNT       ACCOUNT     ACCOUNT   SUB-ACCOUNT    ACCOUNT    SUB-ACCOUNT   ACCOUNT      ACCOUNT
-------------  -----------  ------------- ---------  -----------  -----------  -----------  ---------  --------------
$   374,965    $       --     $    --     $    966   $     2,453  $ 1,356,774  $       --   $ 306,539     $    679
    128,687      1,440,887      10,241      13,612        41,150       62,269       10,822      5,829       17,583
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
    246,278     (1,440,887)    (10,241)    (12,646)      (38,697)   1,294,505      (10,822)   300,710      (16,904)
  3,645,897     38,403,888    (154,569)     20,670       138,291          --           --         --           --
    (48,155)    56,304,584     (88,187)        (63)   (1,124,252) (11,653,506)  (1,227,677)  (642,986)     633,543
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
 (3,694,052)    17,900,696      66,382     (20,733)   (1,262,543) (11,653,506)  (1,227,677)  (642,986)     633,543
    (10,214)      (178,858)      5,936      (1,002)       60,137      764,362        4,567     22,026        6,780
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
 (3,683,838)    17,721,838      72,318     (21,735)   (1,202,406) (10,889,144)  (1,223,110)  (620,960)     640,323
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
$(3,437,560)   $16,280,951    $ 62,077    $(34,381)  $(1,241,103) $(9,594,639) $(1,233,932) $(320,250)    $623,419
===========    ===========    ========    ========   ===========  ===========  ===========  =========     ========

                                                          VARIABLE
                                                         INSURANCE
                                                          PRODUCTS
                 VARIABLE INSURANCE PRODUCTS FUND          FUND II
             ----------------------------------------  ---------------

                EQUITY-                                    ASSET
              INCOME SUB-    OVERSEAS    HIGH INCOME      MANAGER
                ACCOUNT    SUB- ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT       TOTAL
             ------------- ------------ ------------ --------------- ---------------
               $13,394,545  $ 16,105,748  $ 1,006,372  $ 1,452,323  $   54,064,366
                 1,054,512     1,056,320      103,143       95,403      17,656,978
              ------------ ------------- ------------ ------------ ---------------
                12,340,033    15,049,428      903,229    1,356,920      36,407,388
                42,410,113    51,864,228     (919,900)   1,757,628     433,259,411
                42,499,466    (3,631,357)  (6,007,940)    (317,692)    240,152,350
              ------------ ------------- ------------ ------------ ---------------
                    89,353   (55,495,585)  (5,088,040)  (2,075,320)   (193,107,061)
                  (452,602)       27,078      261,479       16,825         928,725
              ------------ ------------- ------------ ------------ ---------------
                  (363,249)  (55,468,507)  (4,826,561)  (2,058,495)   (192,178,336)
              ------------ ------------- ------------ ------------ ---------------
               $11,976,784  $(40,419,079) $(3,923,332) $  (701,575) $(155,770,948)
              ============ ============= ============ ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999




                                                                                               NEW ENGLAND ZENITH FUND
                          --------------------------------------------------------------------------------------------------
                                                                                                      GROWTH
                            CAPITAL        BOND       MONEY       STOCK                  MID CAP        AND         SMALL
                             GROWTH       INCOME      MARKET      INDEX      MANAGED      VALUE       INCOME         CAP
                              SUB-         SUB-        SUB-       SUB-         SUB-        SUB-        SUB-         SUB-
                            ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
INCOME
 Dividends..............  $239,049,928  $5,475,221  $5,083,165 $ 4,154,533  $9,783,326  $  459,624  $12,174,462  $   260,319
EXPENSE
 Mortality and expense
 risk charge (Note 3)...     6,723,595     471,818     638,578   1,013,735     421,255     330,436      578,297      538,571
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net investment income
 (loss).................   232,326,333   5,003,403   4,444,587   3,140,798   9,362,071     129,188   11,596,165     (278,252)
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
 appreciation
 (depreciation) on
 investments:
  Beginning of period...   215,969,495   1,209,273          --  39,965,167  13,285,666  (3,807,527)  13,616,695    3,516,783
  End of period.........   144,771,302  (4,499,584)         --  63,685,270   9,600,369  (4,330,144)   8,566,144   27,466,967
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net change in
 unrealized appreciation
 (depreciation).........   (71,198,193) (5,708,857)         --  23,720,103  (3,685,297)   (522,617)  (5,050,551)  23,950,184
 Net realized gain
 (loss) on investments..      (572,298)      1,487          --     (52,322)    (65,614)     (9,202)     (33,403)       2,146
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net realized and
 unrealized gain (loss)
 on investments.........   (71,770,491) (5,707,370)         --  23,667,781  (3,750,911)   (531,819)  (5,083,954)  23,952,330
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $160,555,842  $ (703,967) $4,444,587 $26,808,579  $5,611,160  $ (402,631) $ 6,512,211  $23,674,078
                          ============  ==========  ========== ===========  ==========  ==========  ===========  ===========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

---------------------------------------------------------------------------------------------------
                                      INTERNATIONAL
   U.S.                    EQUITY        MAGNUM       VENTURE        BOND                 RESEARCH
GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE     OPPORTUNITIES INVESTORS* MANAGERS*
   SUB-        SUB-         SUB-          SUB-         SUB-          SUB-         SUB-      SUB-
 ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT     ACCOUNT    ACCOUNT
----------  -----------  -----------  ------------- -----------  ------------- ---------- ---------
 $ 46,383   $   998,875  $26,651,028   $   60,426   $ 3,101,039    $ 90,809     $ 1,921   $     --
   10,668       126,629    1,069,420      119,372       961,922      24,177         533      1,540
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
   35,715       872,246   25,581,608      (58,946)    2,139,117      66,632       1,388     (1,540)
   15,209     1,036,991   30,707,168      194,954    20,008,648     (46,594)         --         --
  (56,822)   (1,387,395)  52,277,058    3,645,897    38,403,888    (154,569)     20,670    138,291
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
  (72,031)   (2,424,386)  21,569,890    3,450,943    18,395,240    (107,975)     20,670    138,291
   (1,634)      (14,874)    (116,438)      (4,634)      (47,139)      1,097       8,670    (34,566)
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
  (73,665)   (2,439,260)  21,453,452    3,446,309    18,348,101    (106,878)     29,340    103,725
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
 $(37,950)  $(1,567,014) $47,035,060   $3,387,363   $20,487,218    $(40,246)    $30,728   $102,185
 ========   ===========  ===========   ==========   ===========    ========     =======   ========
                                                     VARIABLE
                                                    INSURANCE
                         VARIABLE INSURANCE         PRODUCTS
                           PRODUCTS FUND             FUND II
----------------------------------------------------------------------------
               EQUITY-                   HIGH        ASSET
               INCOME      OVERSEAS     INCOME      MANAGER
                 SUB-         SUB-        SUB-        SUB-
               ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT       TOTAL
            ------------ ------------ ----------- ----------- -------------
             $ 7,478,140  $ 3,746,050  $1,147,254  $  713,060  $320,475,563
               1,005,310      681,381      87,077      74,260    14,878,574
            ------------ ------------ ----------- ----------- -------------
               6,472,830    3,064,669   1,060,177     638,800   305,596,989
              39,593,709   14,768,529    (611,552)  1,247,559   390,670,173
              42,410,113   51,864,228    (919,900)  1,757,628   433,259,411
            ------------ ------------ ----------- ----------- -------------
               2,816,404   37,095,699    (308,348)    510,069    42,589,238
                (592,373)    (370,244)     48,706      (3,669)   (1,856,304)
            ------------ ------------ ----------- ----------- -------------
               2,224,031   36,725,455    (259,642)    506,400    40,732,934
            ------------ ------------ ----------- ----------- -------------
              $8,696,861  $39,790,124  $  800,535  $1,145,200  $346,329,923
            ============ ============ =========== =========== =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                      NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------------
                                                                                                     GROWTH
                            CAPITAL       BOND      MONEY       STOCK                  MID CAP         AND
                             GROWTH      INCOME     MARKET      INDEX      MANAGED      VALUE        INCOME
                              SUB-        SUB-       SUB-       SUB-        SUB-         SUB-         SUB-
                            ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT       ACCOUNT
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
INCOME
 Dividends..............  $136,031,595 $4,500,888 $2,243,738 $ 1,665,717 $ 4,920,327 $  8,522,091  $ 4,438,526
EXPENSE
 Mortality and expense
  risk charge (Note 3)..     5,675,180    329,452    281,233     574,859     295,717      213,136      321,673
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net investment income
  (loss)................   130,356,415  4,171,436  1,962,505   1,090,858   4,624,610    8,308,955    4,116,853
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of period....    91,366,363    892,059         --  19,889,059   9,447,437    6,964,381    6,858,665
 End of period..........   215,969,495  1,209,273         --  39,965,167  13,285,666   (3,807,527)  13,616,695
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   124,603,132    317,214         --  20,076,109   3,838,229  (10,771,908)   6,758,031
 Net realized gain on
  investments...........     5,610,899      1,800         --     190,803     163,910      236,891       14,655
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net realized and
  unrealized gain (loss)
  on investments........   130,214,031    319,014         --  20,266,912   4,002,139  (10,535,017)   6,772,686
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $260,570,446 $4,490,449 $1,962,505 $21,357,770 $ 8,626,750 $ (2,226,063) $10,889,538
                          ============ ========== ========== =========== =========== ============  ===========

                       See Notes to Financial Statements

                                                                                                VARIABLE INSURANCE
                                                                                                  PRODUCTS FUND
--------------------------------------------------------------------------------------- ----------------------------------
                                                INTERNATIONAL
   SMALL         U.S.                 EQUITY       MAGNUM       VENTURE       BOND        EQUITY-                 HIGH
    CAP       GOVERNMENT  BALANCED    GROWTH       EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS    INCOME
   SUB-          SUB-       SUB-       SUB-         SUB-         SUB-         SUB-         SUB-        SUB-       SUB-
  ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT
-----------   ---------- ---------- ----------- ------------- ----------- ------------- ----------- ---------- -----------
$ 1,148,975    $32,331   $  607,129 $ 3,598,904   $ 251,292   $ 2,912,129   $ 81,480    $ 8,088,940 $6,093,523 $ 1,064,286
    380,727     (2,318)      52,939     452,661      48,632       512,333     (9,440)       902,569    550,070      67,547
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
    768,248     34,649      554,190   3,146,243     202,660     2,399,796     90,920      7,186,371  5,543,453     996,739
  5,422,058     (1,916)     642,612   5,391,267    (155,005)   10,716,783     (2,256)    32,699,163 11,137,299     964,520
  3,516,783     15,209    1,036,991  30,707,168     194,954    20,008,648    (46,594)    39,593,709 14,768,529    (611,552)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,905,274)    17,125      394,379  25,315,901     349,959     9,291,865    (44,337)     6,894,545  3,631,231  (1,576,072)
     20,862         11        6,840      56,142       5,897        22,521        493        561,003    333,272      20,913
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,884,412)    17,136      401,219  25,372,043     355,856     9,314,386    (43,844)     7,455,548  3,964,503  (1,555,159)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
$(1,116,164)   $51,785   $  955,409 $28,518,286   $ 558,517   $11,714,181   $ 47,076    $14,641,919 $9,507,956 $  (558,420)
              VARIABLE
             INSURANCE
              PRODUCTS
              FUND II
          ---------------------------
               ASSET
              MANAGER
                SUB-
              ACCOUNT       TOTAL
           ------------- ------------
              $  835,511 $187,037,382
                  50,140   10,697,110
           ------------- ------------
                 785,371  176,340,272
                 971,097  203,203,584
               1,247,559  390,670,172
           ------------- ------------
                 276,461  187,466,588
                   4,137    7,251,049
           ------------- ------------
                 280,598  194,717,637
           ------------- ------------
              $1,065,969 $371,057,909
           ============= ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                  STOCK
                    CAPITAL GROWTH               MONEY MARKET     INDEX                     MID CAP    GROWTH AND    SMALL CAP
                         SUB-       BOND INCOME      SUB-          SUB-        MANAGED       VALUE     INCOME SUB-      SUB-
                       ACCOUNT      SUB-ACCOUNT    ACCOUNT       ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT    ACCOUNT      ACCOUNT
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
 FROM OPERATING
 ACTIVITIES
 Net investment
 income (loss)....        ($51,421)   ($511,944) $  4,011,731   ($1,201,336) $ 1,132,800    ($259,625) $ 1,840,472  $    279,695
 Net realized and
 unrealized gain
 (loss) on
 investments......     (63,417,345)   6,051,041            --   (19,055,274)  (4,022,023)   7,681,205   (7,574,106)    2,781,691
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
  Net increase
  (decrease) in
  net assets
  resulting from
  operations......     (63,468,766)   5,539,097     4,011,731   (20,256,610)  (2,889,223)   7,421,580   (5,733,634)    3,061,386
 FROM POLICY-
 RELATED
 TRANSACTIONS
  Net premiums
  transferred from
  New England Life
  Insurance
  Company
  (Note 4)........     134,719,373   12,375,855   236,841,520    39,147,722   10,169,186    6,884,739   17,754,814    22,841,356
 Net transfers
 (to) from other
 sub-accounts.....     (53,936,979)  (1,050,289) (209,452,023)   21,601,786   (1,102,701)      19,759       71,181    37,692,753
 Net transfers
 (to) from New
 England Life
 Insurance
 Company..........    (140,732,696) (10,668,357)  (94,509,898)  (28,008,433)  (9,199,841)  (5,138,115)  (2,072,288)  (20,021,929)
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
  Net increase in
  net assets
  resulting from
  policy related
  transactions....     (59,950,302)     657,209   (67,120,401)   32,741,075     (133,356)   1,766,383   15,753,707    40,512,180
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
 Net increase
 (decrease) in
 net assets.......    (123,419,068)   6,196,306   (63,108,670)   12,484,465   (3,022,579)   9,187,963   10,020,073    43,573,566
 NET ASSETS, AT
 BEGINNING OF THE
 PERIOD...........   1,146,703,380   68,040,407   136,769,883   164,522,069   64,170,231   33,493,352   85,110,312    89,052,664
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
 NET ASSETS, AT
 END OF THE
 PERIOD...........  $1,023,284,312  $74,236,713  $ 73,661,213  $177,006,534  $61,147,652  $42,681,315  $95,130,385  $132,626,230
                    ==============  ===========  ============  ============  ===========  ===========  ===========  ============



                        NEW ENGLAND ZENITH FUND
                    -------------------------------------
                       U.S.                    EQUITY
                    GOVERNMENT                 GROWTH
                       SUB-     BALANCED        SUB-
                     ACCOUNT   SUB-ACCOUNT    ACCOUNT
                    ---------- ------------ -------------
 FROM OPERATING
 ACTIVITIES
 Net investment
 income (loss)....   ($7,636)    ($111,693) $  1,325,439
 Net realized and
 unrealized gain
 (loss) on
 investments......     76,668     (359,924)  (52,416,743)
                    ---------- ------------ -------------
  Net increase
  (decrease) in
  net assets
  resulting from
  operations......     69,032     (471,617)  (51,091,304)
 FROM POLICY-
 RELATED
 TRANSACTIONS
  Net premiums
  transferred from
  New England Life
  Insurance
  Company
  (Note 4)........         --    3,706,077    62,510,597
 Net transfers
 (to) from other
 sub-accounts.....   (56,167)     (718,221)   85,404,643
 Net transfers
 (to) from New
 England Life
 Insurance
 Company..........   (16,248)   (2,786,161)  (22,586,575)
                    ---------- ------------ -------------
  Net increase in
  net assets
  resulting from
  policy related
  transactions....   (72,415)      201,695   125,328,665
                    ---------- ------------ -------------
 Net increase
 (decrease) in
 net assets.......    (3,383)     (269,922)   74,237,361
 NET ASSETS, AT
 BEGINNING OF THE
 PERIOD...........    757,310   15,289,368   198,645,578
                    ---------- ------------ -------------
 NET ASSETS, AT
 END OF THE
 PERIOD...........   $753,927  $15,019,446  $272,882,939
                    ========== ============ =============

+ For the period May 1, 2000 (Commencement of Operations) through December 31,
  2000.
++ On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                                METROPOLITAN SERIES FUND
------------------------------------------------------------------  ---------------------------------------------------
INTERNATIONAL    VENTURE         BOND                                            LARGE CAP    RUSSELL    INTERNATIONAL+
   MAGNUM         VALUE      OPPORTUNITIES INVESTORS    RESEARCH                  GROWTH+      2000+         STOCK
EQUITY++ SUB-      SUB-          SUB-         SUB-      MANAGERS     MID CAP+       SUB-     INDEX SUB-       SUB-
   ACCOUNT       ACCOUNT        ACCOUNT     ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT   ACCOUNT     ACCOUNT       ACCOUNT
-------------  ------------  ------------- ----------  -----------  -----------  ----------  ----------  --------------
$   246,278     ($1,440,887)    ($10,241)    ($12,646)    ($38,697) $ 1,294,505    ($10,822) $  300,710   $   (16,904)
 (3,683,838)     17,721,838       72,318      (21,735)  (1,202,406) (10,889,144) (1,223,110)   (620,960)      640,323
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
 (3,437,560)     16,280,951       62,077      (34,381)  (1,241,103)  (9,594,639) (1,233,932)   (320,250)      623,419
  3,782,500      43,590,651          --       511,027    1,389,537    2,953,055     672,516     219,502       624,545
(16,563,486)     52,137,520      (76,915)   2,126,907   11,980,716   31,992,287   5,876,190   1,935,622    20,720,805
        --      (42,296,007)     (11,007)    (286,688)  (1,310,787)  (1,496,684)   (818,946)    328,338    (2,581,254)
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
(12,780,986)     53,432,164      (87,922)   2,351,246   12,059,466   33,448,658   5,729,760   2,483,462    18,764,096
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
(16,218,546)     69,713,115      (25,845)   2,316,865   10,818,363   23,854,019   4,495,828   2,163,212    19,387,515
 16,218,546     146,470,032    1,061,034      692,838      788,203          --          --          --            --
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
$       --     $216,183,147   $1,035,189   $3,009,703  $11,606,566  $23,854,019  $4,495,828  $2,163,212   $19,387,515
===========    ============   ==========   ==========  ===========  ===========  ==========  ==========   ===========
                                                         VARIABLE
                                                         INSURANCE
                                                         PRODUCTS
                          VARIABLE INSURANCE FUND         FUND II
               ----------------------------------------------------- ---------------
                  EQUITY-
                  INCOME       OVERSEAS                    ASSET
                   SUB-          SUB-      HIGH INCOME    MANAGER
                  ACCOUNT       ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT      TOTAL
               ------------- ------------- ------------ ------------ ---------------
               $ 12,340,033  $ 15,049,428  $   903,229  $ 1,356,920  $   36,407,388
                   (363,249)  (55,468,507)  (4,826,561)  (2,058,495)   (192,178,336)
               ------------- ------------- ------------ ------------ ---------------
                 11,976,784   (40,419,079)  (3,923,332)    (701,575)   (155,770,948)
                 24,790,229    45,688,246    3,195,995    2,631,829     677,000,871
                (10,695,232)   19,044,295      658,505    2,389,044             --
                (21,100,288)   32,597,100   (1,779,533)  (2,869,212)   (377,365,509)
               ------------- ------------- ------------ ------------ ---------------
                 (7,005,291)   97,329,641    2,074,967    2,151,661     299,635,362
               ------------- ------------- ------------ ------------ ---------------
                  4,971,493    56,910,562   (1,848,365)   1,450,086     143,864,414
                152,058,910   126,338,392   13,480,923   11,770,181   2,471,433,613
               ------------- ------------- ------------ ------------ ---------------
               $157,030,403  $183,248,954  $11,632,558  $13,220,267  $2,615,298,027
               ============= ============= ============ ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1999

                        CAPITAL         BOND          MONEY         STOCK                     MID CAP
                         GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE
                          SUB-          SUB-          SUB-           SUB-         SUB-         SUB-
                        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT
                     --------------  -----------  -------------  ------------  -----------  -----------
 FROM OPERATING
  ACTIVITIES
 Net investment
  income (loss)...   $  232,326,333  $ 5,003,403  $   4,444,587  $  3,140,798  $ 9,362,071  $   129,188
 Net realized and
  unrealized gain
  (loss) on
  investments.....      (71,770,491)  (5,707,370)            --    23,667,781   (3,750,911)    (531,819)
                     --------------  -----------  -------------  ------------  -----------  -----------
  Net Increase
   (decrease) in
   net assets
   resulting from
   operations.....      160,555,842     (703,967)     4,444,587    26,808,579    5,611,160     (402,631)
 FROM POLICY-
  RELATED
  TRANSACTIONS
 Net premiums
  transferred from
  New England Life
  Insurance
  Company (Note
  4)..............      142,211,177   13,805,688    214,469,972    29,988,746   10,115,433    7,098,841
 Net transfers
  (to) from other
  sub-accounts....       (3,426,057)   5,993,183   (132,180,032)   28,975,401    3,130,211   (1,928,318)
 Net transfers
  (to) from New
  England Life
  Insurance
  Company.........     (127,342,172)  (8,870,541)   (35,295,568)  (21,960,448)  (7,936,560)  (3,985,601)
                     --------------  -----------  -------------  ------------  -----------  -----------
  Net Increase in
   net assets
   resulting from
   policy related
   transactions...       11,442,948   10,928,330     46,994,372    37,003,699    5,309,084    1,184,922
                     --------------  -----------  -------------  ------------  -----------  -----------
 Net increase
  (decrease) in
  net assets......      171,998,790   10,224,363     51,438,959    63,812,278   10,920,244      782,291
 NET ASSETS, AT
  BEGINNING OF THE
  PERIOD..........      974,704,592   57,816,044     85,330,924   100,709,791   53,249,987   32,711,062
                     --------------  -----------  -------------  ------------  -----------  -----------
 NET ASSETS, AT
  END OF THE
  PERIOD..........   $1,146,703,382  $68,040,407  $ 136,769,883  $164,522,069  $64,170,231  $33,493,353
                     ==============  ===========  =============  ============  ===========  ===========
                            NEW ENGLAND ZENITH FUND
                     --------------------------------------
                        GROWTH
                         AND          SMALL         U.S.
                        INCOME         CAP       GOVERNMENT
                         SUB-          SUB-         SUB-
                       ACCOUNT       ACCOUNT      ACCOUNT
                     ------------- ------------- ----------
 FROM OPERATING
  ACTIVITIES
 Net investment
  income (loss)...   $ 11,596,165  $   (278,252)  $ 35,715
 Net realized and
  unrealized gain
  (loss) on
  investments.....     (5,083,954)   23,952,330    (73,665)
                     ------------- ------------- ----------
  Net Increase
   (decrease) in
   net assets
   resulting from
   operations.....      6,512,211    23,674,078    (37,950)
 FROM POLICY-
  RELATED
  TRANSACTIONS
 Net premiums
  transferred from
  New England Life
  Insurance
  Company (Note
  4)..............     15,769,644    16,994,060         --
 Net transfers
  (to) from other
  sub-accounts....     14,513,514    (3,433,209)    79,255
 Net transfers
  (to) from New
  England Life
  Insurance
  Company.........    (10,636,850)  (11,981,152)    24,393
                     ------------- ------------- ----------
  Net Increase in
   net assets
   resulting from
   policy related
   transactions...     19,646,308     1,579,699    103,648
                     ------------- ------------- ----------
 Net increase
  (decrease) in
  net assets......     26,158,519    25,253,777     65,698
 NET ASSETS, AT
  BEGINNING OF THE
  PERIOD..........     58,951,793    63,798,887    691,612
                     ------------- ------------- ----------
 NET ASSETS, AT
  END OF THE
  PERIOD..........   $ 85,110,312  $ 89,052,664   $757,310
                     ============= ============= ==========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

-----------------------------------------------------------------------------------------
                           INTERNATIONAL
                EQUITY        MAGNUM       VENTURE         BOND                 RESEARCH
 BALANCED       GROWTH        EQUITY        VALUE      OPPORTUNITIES INVESTORS* MANAGERS*
   SUB-          SUB-          SUB-          SUB-          SUB-         SUB-      SUB-
  ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT     ACCOUNT    ACCOUNT
-----------  ------------  ------------- ------------  ------------- ---------- ---------
$   872,246  $ 25,581,608   $   (58,946) $  2,139,117   $   66,632    $  1,388  $ (1,540)
 (2,439,260)   21,453,452     3,446,309    18,348,101     (106,878)     29,340   103,725
-----------  ------------   -----------  ------------   ----------    --------  --------
 (1,567,014)   47,035,060     3,387,363    20,487,218      (40,246)     30,728   102,185
  4,093,455    31,646,457     3,430,299    32,031,496           --      75,935    86,667
  1,865,860    59,949,102     1,463,742    22,546,367        1,100     684,756   763,549
 (1,579,581)  (30,858,890)   (2,381,414)  (23,867,517)       9,526     (98,581) (164,198)
-----------  ------------   -----------  ------------   ----------    --------  --------
  4,379,734    60,736,669     2,512,627    30,710,346       10,626     662,110   686,018
-----------  ------------   -----------  ------------   ----------    --------  --------
  2,812,720   107,771,729     5,899,990    51,197,564      (29,620)    692,838   788,203
 12,476,648    90,873,849    10,318,556    95,272,468    1,090,654          --        --
-----------  ------------   -----------  ------------   ----------    --------  --------
$15,289,368  $198,645,578   $16,218,546  $146,470,032   $1,061,034    $692,838  $788,203
===========  ============   ===========  ============   ==========    ========  ========
                                                       VARIABLE
                                                       INSURANCE
                      VARIABLE INSURANCE               PRODUCTS
                         PRODUCTS FUND                  FUND II
            ---------------------------------------------------------------------
               EQUITY-                      HIGH         ASSET
                INCOME       OVERSEAS      INCOME       MANAGER
                 SUB-          SUB-         SUB-         SUB-
               ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT        TOTAL
             ------------- ------------- ------------ ------------ --------------
             $  6,472,830  $  3,064,669  $ 1,060,177  $   638,800  $  305,596,989
                2,224,031    36,725,455     (259,642)     506,400      40,732,934
             ------------- ------------- ------------ ------------ ---------------
                8,696,861    39,790,124      800,535    1,145,200     346,329,923
               26,649,674    17,254,614    3,727,099    2,393,210     571,842,467
               (2,823,843)    1,086,949    1,354,057    1,384,413              --
              (19,017,183)  (16,067,097)  (2,389,723)  (1,339,833)   (325,738,990)
             ------------- ------------- ------------ ------------ ---------------
                4,808,648     2,274,466    2,691,433    2,437,790     246,103,477
             ------------- ------------- ------------ ------------ ---------------
               13,505,509    42,064,590    3,491,968    3,582,990     592,433,400
              138,553,401    84,273,799    9,988,955    8,187,191   1,879,000,213
             ------------- ------------- ------------ ------------ ---------------
             $152,058,910  $126,338,389  $13,480,923  $11,770,181  $2,471,433,613
             ============= ============= ============ ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                 NEW ENGLAND ZENITH FUND
                   ------------------------------------------------------------------------------------------------------------
                                                                                                         GROWTH
                      CAPITAL        BOND          MONEY         STOCK                     MID CAP         AND         SMALL
                      GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE        INCOME         CAP
                       SUB-          SUB-          SUB-           SUB-         SUB-          SUB-         SUB-         SUB-
                      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
FROM OPERATING
 ACTIVITIES
 Net investment
  income (loss)..  $ 130,356,415  $ 4,171,436  $   1,962,505  $  1,090,858  $ 4,624,610  $  8,308,955  $ 4,116,853  $   768,248
 Net realized and
  unrealized gain
  (loss) on
  investments....    130,214,031      319,014             --    20,266,912    4,002,139   (10,535,017)   6,772,686   (1,884,412)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase
  (decrease) in
  net assets
  resulting from
  operations.....    260,570,446    4,490,449      1,962,505    21,357,770    8,626,750    (2,226,063)  10,889,538   (1,116,164)
FROM POLICY-
 RELATED
 TRANSACTIONS
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    130,346,621   10,522,040    221,378,611    15,997,005    6,508,238     8,067,127   10,034,046   16,979,803
 Net transfers
  (to) from other
  sub-accounts...     28,412,166    9,220,311   (149,270,654)   22,094,429    6,317,021      (102,089)  15,004,643    9,499,585
 Net transfers to
  New England
  Life Insurance
  Company........   (136,266,249)  (7,932,456)   (21,844,962)  (16,290,249)  (6,742,406)   (4,094,516)  (8,744,105)  (9,074,771)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase in
  net assets
  resulting from
  policy related
  transactions...     22,492,538   11,809,895     50,262,995    21,801,185    6,082,853     3,870,522   16,294,584   17,404,617
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net increase in
  net assets.....    283,062,984   16,300,344     52,225,500    43,158,955   14,709,603     1,644,459   27,184,123   16,288,452
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........    691,641,608   41,515,700     33,105,424    57,550,836   38,540,384    31,066,603   31,767,670   47,510,435
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $ 974,704,592  $57,816,044  $  85,330,924  $100,709,791  $53,249,987  $ 32,711,062  $58,951,793  $63,798,887
                   =============  ===========  =============  ============  ===========  ============  ===========  ===========

                       See Notes to Financial Statements

                                                                                            VARIABLE INSURANCE
                                                                                               PRODUCTS FUND
 -------------------------------------------------------------------------------------------------------------------------
                                         INTERNATIONAL
    U.S.                      EQUITY        MAGNUM       VENTURE         BOND        EQUITY-                      HIGH
 GOVERNMENT    BALANCED       GROWTH        EQUITY        VALUE      OPPORTUNITIES    INCOME       OVERSEAS      INCOME
    SUB-         SUB-          SUB-          SUB-          SUB-          SUB-          SUB-          SUB-         SUB-
  ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT
 ----------   -----------  ------------  ------------- ------------  ------------- ------------  ------------  -----------
 $  34,649    $   554,190  $  3,146,243   $   202,660  $  2,399,796   $   90,920   $  7,186,371  $  5,543,453  $   996,739
    17,136        401,219    25,372,043       355,856     9,314,386      (43,844)     7,455,548     3,964,503   (1,555,159)
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
    51,785        955,409    28,518,286       558,517    11,714,181       47,076     14,641,919     9,507,956     (558,420)
        --      3,185,034    18,566,913     3,131,225    24,165,947           --     26,170,240    17,386,996    2,434,923
   590,096      3,794,185    16,305,214       999,735    23,584,994      612,788      8,474,098       342,473    2,823,884
  (111,452)    (2,333,228)  (14,453,624)   (1,503,958)  (15,609,387)    (156,947)   (18,064,178)  (10,788,946)  (1,891,706)
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
   478,644      4,645,991    20,418,503     2,627,002    32,141,554      455,841     16,580,160     6,940,523    3,367,101
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
   530,429      5,601,400    48,936,789     3,185,519    43,855,735      502,917     31,222,080    16,448,479    2,808,682
   161,183      6,875,248    41,937,060     7,133,037    51,416,733      587,737    107,331,321    67,825,320    7,180,273
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
 $ 691,612    $12,476,648  $ 90,873,849   $10,318,556  $ 95,272,468   $1,090,654   $138,553,401  $ 84,273,799  $ 9,988,955
 =========    ===========  ============   ===========  ============   ==========   ============  ============  ===========
               VARIABLE
               INSURANCE
               PRODUCTS
                FUND II
              ---------------------------
                 ASSET
                MANAGER
                 SUB-
                ACCOUNT        TOTAL
              ------------ --------------
              $   785,371  $  176,340,272
                  280,598     194,717,637
              ------------ ---------------
                1,065,969     371,057,909
                1,626,307     516,501,076
                1,297,121              --
               (1,251,084)   (277,154,223)
              ------------ ---------------
                1,672,344     239,346,853
              ------------ ---------------
                2,738,313     610,404,762
                5,448,878   1,268,595,450
              ------------ ---------------
              $ 8,187,191  $1,879,000,212
              ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS


1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO. NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has twenty-three investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, Metropolitan Series Fund, Inc., the Variable Insurance Products Fund and the Variable Insurance Products Fund II are open-end management investment companies. The Account purchases or redeems shares of the Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Under some versions of the policies the charge is assessed daily against Account assets and under others it is deducted monthly from policy cash values. The rate of the charge varies by policy version.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales load, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. New England Investment Management, LLC. (formerly, TNE Advisers, Inc.), which is an indirect subsidiary of NELICO, Capital Growth Management Limited Partnership ("CGM"), and each of the sub-advisers are registered with the Securities and Exchange Commission as investment advisers under the Investment Advisers Act of 1940.

         SERIES                          ADVISER                            SUB-ADVISER
         ------           -------------------------------------- ----------------------------------
Capital Growth..........  CGM
Back Bay Advisors Money
 Market.................  New England Investment Management, LLC Back Bay Advisors, L.P.
Back Bay Advisors Bond
 Income.................  New England Investment Management, LLC Back Bay Advisors, L.P.
Back Bay Advisors
 Managed................  New England Investment Management, LLC Back Bay Advisors, L.P.
Westpeak Stock Index....  New England Investment Management, LLC Westpeak Investment Advisors, L.P.
Westpeak Growth and
 Income.................  New England Investment Management, LLC Westpeak Investment Advisors, L.P.
Harris Oakmark Mid Cap
 Value..................  New England Investment Management, LLC Harris Associates L.P.
Loomis Sayles Small Cap.  New England Investment Management, LLC Loomis, Sayles & Company, L.P.
Balanced................  New England Investment Management, LLC Wellington Management
                                                                 Company, LLP.
Davis Venture Value.....  New England Investment Management, LLC Davis Selected Advisers, L.P.
Alger Equity Growth.....  New England Investment Management, LLC Fred Alger Management, Inc.
Salomon Brothers          New England Investment Management, LLC Salomon Brothers Asset
 U.S. Government........                                         Management, Inc
Salomon Brothers
 Strategic Bond
 Opportunities..........  New England Investment Management, LLC Salomon Brothers Asset
                                                                 Management, Inc
MFS Investors Series....  New England Investment Management, LLC Massachusetts Financial
                                                                 Services Company
MFS Research Managers     New England Investment Management, LLC Massachusetts Financial
 Series.................                                         Services Company

The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co. became the sub-adviser. Harrris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis Sayles until May 1, 2000, when Wellington Management Company became sub-adviser. The Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series on December 1, 2000. The Morgan Stanley International Magnum Equity Series is no longer available for investment under the contracts.

Metropolitan Life Insurance Company is investment adviser for the Metropolitan Series Fund Portfolios. Putnam Investment Management, Inc. is the sub-investment manager of the Putnam Large Cap Growth Portfolio and the Putnam International Stock Portfolio, and Janus Capital Corporation is the sub-investment manager of the Janus Mid Cap Portfolio.

Fidelity Management & Research Company is the investment adviser for the Variable Insurance Products Fund and Variable Insurance Products Fund II.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 2000:

                                                        PURCHASES      SALES
                                                       ------------ ------------
   Capital Growth Series.............................  $242,715,192 $312,493,998
   Back Bay Advisors Money Market Series.............   458,970,898  522,023,525
   Back Bay Advisors Bond Income Series..............    33,718,507   32,582,505
   Back Bay Advisors Managed Series..................    23,705,585   23,913,716
   Westpeak Stock Index Series.......................   109,578,168   75,579,521
   Westpeak Growth and Income Series.................    42,917,526   36,036,620
   Harris Oakmark Mid Cap Value Series...............    17,398,618   14,576,586
   Loomis Sayles Small Cap Series....................    91,092,312   45,552,359
   Balanced Series...................................     9,827,185    9,559,823
   Morgan Stanley International Magnum Equity Series.    14,863,887    8,409,841
   Davis Venture Value Series........................   145,317,819   74,464,177
   Alger Equity Growth Series........................   230,460,443  102,463,838
   Salomon Bothers U.S. Government Series............       764,682      839,432
   Salomon Bothers Strategic Bond Opportunities
    Series...........................................       564,848      666,225
   MFS Investors Series..............................     3,287,762      651,353
   MFS Research Managers Series......................    18,120,610    4,728,732
   Putnam International Stock Portfolio+.............     7,473,945    4,134,522
   Putnam Large Cap Growth Portfolio+................     7,754,619    1,210,616
   Janus Mid Cap Portfolio+..........................    48,013,088   14,740,953
   Russell 2000 Index Portfolio+.....................     3,571,674    1,312,245
   VIP Equity-Income Portfolio.......................    45,105,830   50,758,101
   VIP Overseas Portfolio............................   143,892,059   42,460,218
   VIP High Income Portfolio.........................    10,915,419    8,876,027
   VIP II Asset Manager Portfolio....................     8,496,283    6,146,362

+For the period May 1, 2000 (Commencement of Sub-Account Operations) to December 31, 2000.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the Sub-Account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown. These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (3.82)%   53.45%   (6.38)%   14.57%   (7.39)%   37.55%   20.65%   23.05 %   33.63 %   15.30 %    (4.98)%
Bond Income........   7.71 %   17.55%    7.80 %   12.22%   (3.70)%   20.78%    4.24%   10.50 %    8.66 %   (0.81)%     7.77 %
Money Market.......   7.81 %    5.84%    3.43 %    2.61%    3.61 %    5.33%    4.76%    4.97 %    4.90 %    4.60 %     5.85 %
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.48)%   29.98%    6.92 %    9.34%    0.76 %   36.44%   22.04%   32.03 %   27.49 %   19.96 %    (9.36)%
Managed............   2.85 %   19.75%    6.33 %   10.26%   (1.46)%   30.81%   14.62%   26.12 %   19.24 %    9.59 %    (3.72)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.47%   (0.62)%   29.90%   17.20%   16.91 %   (5.79)%    0.00 %    20.01 %
Growth and Income.............................    13.97%   (1.55)%   35.99%   17.68%   33.01 %   24.02 %    8.97 %    (5.48)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.29%    6.69 %   34.62%   13.88%   27.66 %   11.24 %    5.96 %     8.04 %
Overseas......................................    14.57%    1.37 %    9.30%   12.82%   11.17 %   12.36 %   42.13 %   (19.39)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.45)%   28.40%   30.22%   24.42 %   (2.04)%   31.29 %     4.89 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.58)%   20.18%   13.63%   17.26 %   (4.66)%    7.78 %   (22.74)%
Asset Manager..........................................    (4.41)%   16.55%   14.20%   20.23 %   14.65 %   10.70 %    (4.26)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.84%   12.78%   25.19 %   47.27 %   33.66 %   (13.98)%
Balanced........................................................     13.75%   16.50%   15.77 %    8.73 %   (5.39)%    (2.26)%
International Stock**...........................................      3.85%    6.30%   (1.64)%    6.90 %   24.18 %   (10.51)%
Venture Value...................................................     21.64%   25.40%   33.03 %   14.02 %   17.11 %     9.11 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.61 %    (0.49)%
Research Managers...................................................................................       19.52 %    (3.97)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.30)%
Russell 2000(R) Index........................................................................................         (6.56)%
Large Cap Growth.............................................................................................        (27.17)%

*  Based on a mortality and expense risk charge at an annual rate of .35%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (3.91)%   53.29%   (6.47)%   14.46%   (7.38)%   37.41%   20.53%   22.92 %   33.49 %   15.18 %    (5.08)%
Bond Income........   7.60 %   17.43%    7.69 %   12.10%   (3.80)%   20.66%    4.14%   10.39 %    8.55 %   (0.91)%     7.66 %
Money Market.......   7.71 %    5.74%    3.33 %    2.51%    3.35 %    5.23%    4.65%    4.87 %    4.79 %    4.49 %     5.75 %

                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.58)%   29.85%    6.81 %    9.23%    0.66 %   36.30%   21.91%   31.90 %   27.36 %   19.84 %    (9.45)%
Managed............   2.75 %   19.63%    6.22 %   10.15%   (1.56)%   30.67%   14.51%   25.99 %   19.12 %    9.48 %    (3.81)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.39%   (0.72)%   29.77%   17.08%   16.80 %   (5.88)%   (0.10)%    19.89 %
Growth and Income.............................    13.90%   (1.65)%   38.85%   17.56%   32.87 %   23.89 %    8.86 %    (5.58)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity Income.................................     9.22%    6.59 %   34.49%   13.77%   27.53 %   11.13 %    5.85 %     7.93 %
Overseas......................................    14.49%    1.27 %    9.19%   12.70%   11.05 %   12.24 %   41.99 %   (19.47)%

                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.52)%   28.27%   30.09%   24.29 %   (2.14)%   31.16 %     4.78 %

                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.61)%   20.06%   13.52%   17.14 %   (4.76)%    7.67 %   (22.82)%
Asset Manager..........................................    (4.45)%   16.43%   14.09%   20.11 %   14.53 %   10.59 %    (4.36)%

                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.76%   12.66%   25.06 %   47.12 %   33.53 %   (14.07)%
Balanced........................................................     13.67%   16.39%   15.66 %    8.62 %   (5.49)%    (2.35)%
International Stock**...........................................      3.79%    6.19%   (1.74)%    6.79 %   24.05 %   (10.60)%
Venture Value...................................................     21.56%   25.27%   32.90 %   13.90 %   16.99 %     9.00 %

                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.54 %    (0.59)%
Research Managers...................................................................................       19.44 %    (4.07)%

                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.35)%
Russell 2000(R) Index........................................................................................         (6.62)%
Large Cap Growth ............................................................................................        (27.22)%

*  Based on a mortality and expense risk charge at an annual rate of .45%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (4.06)%   53.06%   (6.61)%   14.28%   (7.62)%   37.21%   20.34%   22.74 %   33.29 %   15.01 %    (5.22)%
Bond Income........   7.44 %   17.25%    7.53 %   11.94%   (3.94)%   20.47%    3.98%   10.23 %    8.39 %   (1.06)%     7.50 %
Money Market.......   7.54 %    5.58%    3.18 %    2.36%    3.35 %    5.07%    4.50%    4.71 %    4.63 %    4.34 %     5.59 %
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.72)%   29.65%    6.65 %    9.07%    0.51 %   36.10%   21.73%   31.70 %   27.17 %   19.66 %    (9.59)%
Managed............   2.59 %   19.45%    6.06 %    9.99%   (1.70)%   30.48%   14.34%   25.81 %   18.94 %    9.31 %    (3.96)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.28%   (0.87)%   29.57%   16.90%   16.62 %   (6.03)%   (0.25)%    19.71 %
Growth and Income.............................    13.78%   (1.80)%   35.65%   17.38%   32.67 %   23.71 %    8.70 %    (5.72)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.11%    6.43 %   34.29%   13.59%   27.34 %   10.96 %    5.69 %     7.77 %
Overseas......................................    14.38%    1.12 %    9.02%   12.53%   10.89 %   12.08 %   41.77 %   (19.59)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.61)%   28.08%   29.90%   24.11 %   (2.28)%   30.96 %     4.62 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.66)%   19.88%   13.35%   16.96 %   (4.90)%    7.51 %   (22.94)%
Asset Manager..........................................    (4.49)%   16.26%   13.91%   19.93 %   14.36 %   10.43 %    (4.50)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.64%   12.49%   24.88 %   46.90 %   33.33 %   (14.20)%
Balanced........................................................     13.56%   16.21%   15.48 %    8.46 %   (5.63)%    (2.50)%
International Stock**...........................................      3.68%    6.03%   (1.89)%    6.63 %   23.87 %   (10.73)%
Venture Value...................................................     21.44%   25.08%   32.70 %   13.73 %   16.81 %     8.83 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.44 %    (0.74)%
Research Managers...................................................................................       19.32 %    (4.21)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.03)%
Russell 2000(R) Index........................................................................................         (6.72)%
Large Cap Growth.............................................................................................        (27.29)%

* Based on a mortality and expense risk charge at an annual rate of .60%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (4.35)%   52.61%   (6.90)%   13.94%   (7.90)%   36.80%   19.98%   22.37%    32.89 %   14.67 %    (5.50)%
Bond Income........   7.11 %   16.90%    7.21 %   11.60%   (4.23)%   20.12%    3.67%    9.90%     8.07 %   (1.36)%     7.18 %
Money Market.......   7.22 %    5.26%    2.87 %    2.05%    3.04 %    4.75%    4.18%    4.39%     4.32 %    4.03 %     5.27 %
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (5.01)%   29.27%    6.33 %    8.74%    0.21 %   35.69%   21.36%   31.31%    26.79 %   19.30 %    (9.86)%
Managed............   2.28 %   19.10%    5.74 %    9.69%   (2.00)%   30.09%   13.99%   25.43%    18.58 %    8.98 %    (4.24)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.05%   (1.16)%   29.19%   16.55%   16.27%    (6.31)%   (0.55)%    19.36 %
Growth and Income.............................    13.55%   (2.09)%   35.25%   17.03%   32.28%    23.34 %    8.37 %    (6.00)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     8.89%    6.11 %   33.89%   13.25%   26.96%    10.63 %    5.38 %     7.45 %
Overseas......................................    14.15%    0.82 %    8.70%   12.19%   10.56%    11.74 %   41.35 %   (19.83)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.80)%   27.69%   29.50%   23.73%    (2.58)%   30.57 %     4.31 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.76)%   19.53%   13.00%   16.61%    (5.19)%    7.19 %   (23.17)%
Asset Manager..........................................    (4.59)%   15.91%   13.57%   19.57%    14.02 %   10.10 %    (4.79)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.39%   12.15%   24.50 %   46.46 %   32.93 %   (14.45)%
Balanced........................................................     13.33%   15.86%   15.14 %    8.13 %   (5.91)%    (2.79)%
International Stock**...........................................      3.48%    5.71%   (2.18)%    6.31 %   23.50 %   (11.00)%
Venture Value...................................................     21.20%   24.71%   32.30 %   13.39 %   16.47 %     8.51 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.23 %    (1.04)%
Research Managers...................................................................................       19.08 %    (4.50)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.17)%
Russell 2000(R) Index........................................................................................         (6.90)%
Large Cap Growth.............................................................................................        (27.44)%

* Based on a mortality and expense risk charge at an annual rate of .90%. Certain Zenith Survivorship Life Policies currently have a mortality and expense risk charge at an annual rate of .75%.
** On December 1, 2000 The Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (5.73)%   52.83%   (6.75)%   14.11%   (7.76)%   37.00%   20.16%   22.56 %   33.09 %   14.84 %    (5.36)%
Bond Income........   7.28 %   17.08%    7.37 %   11.77%   (4.08)%   20.29%    3.82%   10.06 %    8.23 %   (1.21)%     7.34 %
Money Market.......   7.38 %    5.42%    3.02 %    2.20%    3.20 %    4.91%    4.34%    4.55 %    4.48 %    4.18 %     5.43 %

                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.86)%   29.46%    6.49 %    8.90%    0.36 %   35.90%   21.55%   31.51 %   26.98 %   19.48 %    (9.72)%
Managed............   2.44 %   19.28%    5.90 %    9.82%   (1.85)%   30.28%   14.16%   25.62 %   18.76 %    9.15 %    (4.10)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.16%   (1.01)%   29.38%   16.72%   16.45 %   (6.17)%   (0.40)%    19.54 %
Growth and Income.............................    13.67%   (1.94)%   35.45%   17.21%   32.47 %   23.52 %    8.53 %    (5.86)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.00%    6.27 %   34.09%   13.42%   27.15 %   10.79 %    5.54 %     7.61 %
Overseas......................................    14.26%    0.97 %    8.86%   12.36%   10.72 %   11.91 %   41.56 %   (19.71)%

                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.71)%   27.88%   29.70%   23.92 %   (2.43)%   30.77 %     4.47 %

                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.71)%   19.71%   13.17%   16.79 %   (5.04)%    7.35 %   (23.05)%
Asset Manager..........................................    (4.54)%   16.08%   13.74%   19.75 %   14.19 %   10.26 %    (4.64)%

                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.51%   12.32%   24.69 %   46.68 %   33.13 %   (14.33)%
Balanced........................................................     13.44%   16.03%   15.31 %    8.29 %   (5.77)%    (2.64)%
International Stock**...........................................      3.58%    5.87%   (2.04)%    6.47 %   23.68 %   (10.87)%
Venture Value...................................................     21.32%   24.89%   32.50 %   13.56 %   16.64 %     8.67 %

                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.34 %    (0.89)%
Research Managers...................................................................................       19.20 %    (4.35)%

                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.10)%
Russell 2000(R) Index........................................................................................         (6.81)%
Large Cap Growth ............................................................................................        (27.36)%

* Based on a mortality and expense risk charge at an annual rate of .75%. Certain Zenith Flexible Life Policies currently have a mortality and expense risk charge at an annual rate of .60%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH EXECUTIVE ADVANTAGE PLUS", "ZENITH EXECUTIVE ADVANTAGE 2000" AND "ZENITH SURVIVORSHIP LIFE PLUS") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (3.48)%   53.98%   (6.05)%   14.97%   (7.07)%   38.03%   21.07%   23.48 %   34.09 %   15.70 %    (4.65)%
Bond Income........   8.09 %   17.96%    8.18 %   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %   (0.47)%     8.15 %
Money Market.......   8.19 %    6.21%    3.80 %    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %    4.97 %     6.22 %

                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.14)%   30.43%    7.30 %    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %   20.38 %    (9.04)%
Managed............   3.21 %   20.17%    6.70 %   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %    9.97 %    (3.38)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%    0.35 %    20.43 %
Growth and Income.............................    14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %    9.35 %    (5.15)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.55%    6.93 %   35.90%   13.75%   28.11 %   11.63 %    6.33 %     8.42 %
Overseas......................................    14.84%    1.21 %   11.02%   12.43%   11.56 %   12.75 %   42.63 %   (19.11)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.23)%   28.84%   30.68%   24.85 %   (1.69)%   31.75 %     5.25 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................     (.37)%   20.79%   13.75%   17.67 %   (4.33)%    8.15 %   (22.47)%
Asset Manager..........................................    (4.65)%   17.68%   14.31%   20.65 %   15.05 %   11.09 %    (3.93)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     25.13%   13.17%   25.63 %   47.78 %   34.13 %   (13.68)%
Balanced........................................................     14.01%   16.91%   16.18 %    9.11 %   (5.06)%    (1.91)%
International Stock**...........................................      4.01%    6.67%   (1.30)%    7.27 %   24.61 %   (10.20)%
Venture Value...................................................     21.92%   25.84%   33.50 %   14.41 %   17.52 %     9.49 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.85 %    (0.15)%
Research Managers...................................................................................       19.80 %    (3.64)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (27.74)%
Russell 2000(R) Index........................................................................................         (6.35)%
Large Cap Growth.............................................................................................        (27.00)%

* For the flexible premium ("Zenith Executive Advantage Plus", "Zenith Executive Advantage 2000", and "Zenith Survivorship Life Plus") policies the mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly.

** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                               NET INVESTMENT RETURN OF THE SUB-ACCOUNTS *
                    -------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- -------- -------- --------  -------- -------- --------  --------  --------  --------
Bond Income........   8.09 %   17.96%    8.18%   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %   (0.47)%    8.15 %
Money Market.......   8.19 %    6.21%    3.80%    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %    4.97 %    6.22 %
                    1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- -------- -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.14)%   30.43%    7.30%    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %   20.38 %   (9.04)%
Managed............   3.21 %   20.17%    6.70%   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %    9.97 %   (3.38)%
                                                4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                     12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                     -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................   14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%    0.35 %   20.43 %
Growth and Income.............................   14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %    9.35 %   (5.15)%
                                                         5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                              12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                              --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................   (3.23)%   28.84%   30.68%   24.85 %   (1.69)%   31.75 %    5.25 %
                                                                   5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                        12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                        -------- -------- --------  --------  --------  --------
Equity Growth...................................................    25.13%   13.17%   25.63 %   47.78 %   34.13 %  (13.68)%
Balanced........................................................    14.01%   16.91%   16.18 %    9.11 %   (5.06)%   (1.91)%
International Stock**...........................................     4.01%    6.67%   (1.30)%    7.27 %   24.61 %  (10.20)%
Venture Value...................................................    21.92%   25.84%   33.50 %   14.41 %   17.52 %    9.49 %
                                                                            6/28/96- 1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                                 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                                 -------- --------  --------  --------  --------
U.S. Government..........................................................     4.55%    8.47 %    7.61 %    0.17 %   10.45 %
Strategic Bond Opportunities.............................................     8.46%   11.07 %    2.04 %    1.44 %    7.22 %
                                                                                                         4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                              12/31/99  12/31/00
-----------                                                                                              --------  --------
Investors...........................................................................................       2.85 %   (0.15)%
Research Managers...................................................................................      19.80 %   (3.64)%
                                                                                                                   5/1/00-
SUB-ACCOUNT                                                                                                        12/31/00
-----------                                                                                                        --------
Large Cap Growth....................................................................................               (27.00)%

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

* For the modified single premium ("American Gateway") policies the mortality and expense risk charge is not charged daily against the sub-account assets but is deducted from the policy cash values monthly.

** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the perfomance of the Morgan Stanley International Magnum Equity Series.

                         INDEPENDENT AUDITORS' REPORT

New England Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2000 and 1999, and the related consolidated statements of income and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of New England Life Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

February 9, 2001

                       NEW ENGLAND LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 2000 AND 1999
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                           2000        1999
                                                        ----------  ----------
ASSETS
Investments:
  Fixed Maturities, Available for Sale, at Estimated
   Fair Value.......................................... $  245,366  $  735,697
  Equity Securities, at Fair Value.....................     24,198      22,685
  Policy Loans.........................................    233,816     181,995
  Short-Term Investments...............................      9,554      62,619
  Other Invested Assets................................     82,378      16,798
                                                        ----------  ----------
   Total Investments...................................    595,312   1,019,794
Cash and Cash Equivalents..............................     44,584      84,371
Deferred Policy Acquisition Costs......................  1,020,830     930,703
Accrued Investment Income..............................     20,116      29,940
Premiums and Other Receivables.........................    121,285     119,750
Other Assets...........................................    110,064     105,982
Separate Account Assets................................  5,651,320   4,840,029
                                                        ----------  ----------
    TOTAL ASSETS....................................... $7,563,511  $7,130,569
                                                        ==========  ==========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits................................. $  190,298  $  614,927
Policyholder Account Balances..........................    411,940     325,385
Other Policyholder Funds...............................    249,344     245,339
Policyholder Dividends Payable.........................      1,530         977
Short and Long-Term Debt...............................     --          75,053
Income Taxes Payable:
  Current..............................................      3,021         (77)
  Deferred.............................................     19,998      38,669
Due to Parent..........................................     88,418      72,247
Other Liabilities......................................     90,507      64,717
Separate Account Liabilities...........................  5,651,320   4,840,029
                                                        ----------  ----------
   TOTAL LIABILITIES...................................  6,706,376   6,277,266
                                                        ----------  ----------
Commitments and Contingencies (Notes 4, 8 and 9)
EQUITY
Common Stock, $125.00 par value; 50,000 shares
 authorized, 20,000 shares issued and outstanding......      2,500       2,500
Preferred Stock, $0.00 par value; 1,000,000 shares
 authorized, 200,000 shares issued and outstanding.....     --          --
Contributed Capital....................................    647,273     647,273
Retained Earnings......................................    215,920     214,528
Accumulated Other Comprehensive Income.................     (8,558)    (10,998)
                                                        ----------  ----------
   TOTAL EQUITY........................................    857,135     853,303
                                                        ----------  ----------
TOTAL LIABILITIES AND EQUITY........................... $7,563,511  $7,130,569
                                                        ==========  ==========

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                      2000      1999      1998
                                                    --------  --------  --------
REVENUES
Premiums..........................................  $125,219  $123,638  $100,689
Universal Life and Investment-Type Product Policy
 Fees.............................................   231,895   220,841   173,766
Net Investment Income.............................    63,260    68,498    49,077
Investment Gains (Losses), Net....................   (28,338)    2,922     5,610
Commissions, Fees and Other Income................   368,126   265,891   192,411
                                                    --------  --------  --------
   TOTAL REVENUES.................................   760,162   681,790   521,553
                                                    --------  --------  --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.............................   149,845   193,293   149,687
Interest Credited to Policyholder Account
 Balances.........................................    19,534    10,721     7,735
Policyholder Dividends............................    17,846    20,827    22,989
Other Operating Costs and Expenses................   535,874   381,881   316,659
                                                    --------  --------  --------
   TOTAL BENEFITS AND OTHER DEDUCTIONS............   723,099   606,722   497,070
                                                    --------  --------  --------
Income From Operations Before Income Taxes........    37,063    75,068    24,483
Income Taxes......................................    25,132    29,344    13,046
                                                    --------  --------  --------
   NET INCOME.....................................  $ 11,931  $ 45,724  $ 11,437
                                                    --------  --------  --------
Other Comprehensive Income (Loss), Net of Tax:
  Unrealized Investment Gains (Losses) (Net of
   Related Offsets, Reclassification Adjustments
   and Income Taxes, of $25,284, $(23,769), and
   $925 Respectively..............................     2,440   (28,437)       92
                                                    --------  --------  --------
COMPREHENSIVE INCOME..............................  $ 14,371  $ 17,287  $ 11,529
                                                    ========  ========  ========


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                         ACCUMULATED
                              CAPITAL STOCK &               OTHER
                                CONTRIBUTED   RETAINED  COMPREHENSIVE
                                  CAPITAL     EARNINGS     INCOME      TOTAL
                              --------------- --------  ------------- --------
BALANCES AT DECEMBER 31,
 1997........................    $449,773     $166,422    $ 17,347    $633,542
Net Income...................       --          11,437       --         11,437
Change in Net Unrealized
 Investment Gains (Losses)...       --           --             92          92
Contributed Capital..........     200,000        --          --        200,000
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 1998........................     649,773      177,859      17,439     845,071
Net Income...................       --          45,724       --         45,724
Preferred Stock Dividends....       --          (9,055)      --         (9,055)
Change in Net Unrealized
 Investment Gains (Losses)...       --           --        (28,437)    (28,437)
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 1999........................     649,773      214,528     (10,998)    853,303
Net Income...................       --          11,931       --         11,931
Preferred Stock Dividends....       --         (10,539)      --        (10,539)
Change in Net Unrealized
 Investment Gains (Losses)...       --           --          2,440       2,440
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 2000........................    $649,773     $215,920    $ (8,558)   $857,135
                                 ========     ========    ========    ========


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

             FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                2000        1999       1998
                                             -----------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES......  $  (655,313) $(159,314) $(311,296)
                                             -----------  ---------  ---------
Cash Flows from Investing Activities:
  Sales, Maturities and Repayments of:
   Available for Sale Fixed Maturities.....      586,894    114,478    164,566
   Equity Securities.......................       34,945      2,491     39,333
   Other, Net..............................      251,615         (1)       721
   Sales of Subsidiary.....................      (54,116)         0          0
  Purchases of:
   Available for Sale Fixed Maturities.....      (86,932)  (157,761)  (184,810)
   Equity Securities.......................       (8,521)    (9,590)   (80,066)
   Real Estate.............................          (86)    (3,251)    (3,644)
   Fixed Asset Property and Equipment......            0          0     (1,459)
   Other Assets............................     (321,386)      (302)       (89)
  Net Change in Short-Term Investments.....       53,065    (10,334)   (24,341)
  Net Change in Policy Loans...............      (51,821)   (46,195)   (31,017)
  Other, Net...............................         (259)    23,443      1,631
                                             -----------  ---------  ---------
NET CASH PROVIDED BY (USED IN) INVESTING
 ACTIVITIES................................      403,398    (87,022)  (119,175)
                                             -----------  ---------  ---------
Cash Flows from Financing Activities:
  Capital Contributions....................            0          0    200,000
  Preferred Stock..........................      (10,539)    (9,055)         0
  Repayment of Debt........................      (77,258)   (13,232)    (8,670)
  Policyholder Account Balances:
   Deposits................................    1,871,760    517,551    358,090
   Withdrawals.............................   (1,571,835)  (242,388)  (149,499)
  Financial Reinsurance Receivables........            0     34,233          0
                                             -----------  ---------  ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES..      212,128    287,109    399,921
                                             -----------  ---------  ---------
Change in Cash and Cash Equivalents........      (39,787)    40,773    (30,550)
Cash and Cash Equivalents, Beginning of
 Year......................................       84,371     43,598     74,148
                                             -----------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR.....  $    44,584  $  84,371  $  43,598
                                             ===========  =========  =========
Supplemental Cash Flow Information:
  Interest Paid............................  $     7,187  $      87  $   3,830
                                             ===========  =========  =========
  Income Taxes Paid........................  $    22,317  $  30,045  $  14,118
                                             ===========  =========  =========

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                2000       1999       1998
                                              ---------  ---------  ---------
NET INCOME................................... $  11,931  $  45,724  $  11,437
Adjustments to Reconcile Net Income to Net
 Cash Provided by (Used in) Operating
 Activities:
  Change in Deferred Policy Acquisition
   Costs, Net................................  (101,313)  (186,467)  (145,787)
  Change in Accrued Investment Income........     9,824     (8,138)    (3,090)
  Change in Premiums and Other Receivables...    (1,535)    25,367    (82,081)
  Gains from Sales of Investments, Net.......   (28,338)    (2,922)    (5,610)
  Depreciation and Amortization Expenses.....    12,905     13,700     13,137
  Interest Credited to Policyholder Account
   Balances..................................    19,534     10,721      7,735
  Universal Life and Investment-Type Product
   Policy Fee Income.........................  (231,895)  (220,841)  (173,766)
  Change in Future Policy Benefits...........  (424,629)    53,181     61,317
  Change in Other Policyholder Funds.........     4,005     59,084     73,814
  Change in Policyholder Dividends Payable...       553        368        188
  Change in Income Taxes Payable.............   (11,490)   (26,871)     2,358
  Other, Net.................................    85,135     77,780    (70,948)
                                              ---------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES........ $(655,313) $(159,314) $(311,296)
                                              =========  =========  =========


          See accompanying notes to consolidated financial statements.

                      NEW ENGLAND LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
          (DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

  New England Life Insurance Company and its subsidiaries (the Company or NELICO) is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, medical, and disability coverage.

  Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. As a result of the merger, NEMLICO ceased to exist as a separate mutual life insurance company, and NELICO became a subsidiary of MetLife. NELICO has continued after the merger to conduct its existing business as well as administer the business activities of the former parent NEMLICO. (Note 13)

  Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: New England Pension and Annuity Company and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and New England Investment Management, Inc. for other operations. On February 28, 1998, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and New England Investment Management. On April 30, 1999, the Company acquired all of the outstanding stock of NL Holding Corporation and its wholly owned subsidiaries, Nathan and Lewis Securities, Inc., and Nathan and Lewis Associates, Inc. Subsequent to the acquisition, NL Holding Corporation was transferred to New England Life Holdings, Inc. On November 5, 1999, New England Financial Distributors, a Limited Liability Corporation, was formed in which Nelico owns a 95% interest. On October 31, 2000, Exeter Reassurance Co., Ltd, a Bermuda Corporation was sold to Metlife, Inc. the parent company of Nelico. The principal business activities of the subsidiaries are disclosed below.

  New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

  Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. Effective September 1, 2000, Newbury began providing errors and omissions coverage to certain of the life insurance agents of MetLife through a facultative reinsurance agreement with Fireman's Fund Insurance Company.

  New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  New England Investment Management, LLC (NEIM), which changed its name from TNE Advisers, Inc. in March 2000, was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. NEIM was organized to serve as an investment adviser to certain series of the New England Zenith Fund.

  NL Holding Corporation and subsidiaries (NL Holding) engages in securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary of NL Holding, is a National Association of Securities Dealers (NASD) registered broker/dealer. N&L Associates, a wholly owned subsidiary of NL Holding, is a general insurance agent which sells insurance policies and other insurance related products through its licensed brokers and independent agents.

  New England Financial Distributors, LLC (NEFD), was incorporated in Delaware on November 5, 1999. NEFD is licensed as an insurance agency to facilitate the distribution of insurance and other financial products, including securities.

 BASIS OF PRESENTATION

  The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Commonwealth of Massachusetts Division of Insurance (the "Division") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the Massachusetts Insurance Law. No consideration is given by the Division to financial statements prepared in accordance with accounting principles generally accepted in the United States of America in making such determination.

  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

 PRINCIPLES OF CONSOLIDATION

  The accompanying consolidated financial statements include the accounts of New England Life Insurance and its subsidiaries, partnerships and joint ventures in which NELICO has a controlling interest. All material intercompany accounts and transactions have been eliminated.

  The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

  Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2000 presentation.

 INVESTMENTS

  The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of accumulated other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary.

                      NEW ENGLAND LIFE INSURANCE COMPANY

These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

  Policy loans are stated at unpaid principal balances, which approximates fair value.

  Short-term investments are stated at amortized cost, which approximates fair value.

  Other invested assets are reported at their estimated fair value.

 CASH AND CASH EQUIVALENTS

  Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

 PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

  Accumulated depreciation on property and equipment and amortization of leasehold improvements was $54,427 and $45,320 at December 31, 2000 and 1999, respectively. Related depreciation and amortization expense was $10,555, $11,350 and $11,570 for the years ended December 31, 2000, 1999 and 1998, respectively.

 DEFERRED POLICY ACQUISITION COSTS

  The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross profits can vary from management's estimates resulting in increases and decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  Deferred policy acquisition costs for non-medical health policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Information regarding deferred policy acquisition costs is as follows:

                                                   YEARS ENDED DECEMBER 31
                                                 ------------------------------
                                                    2000       1999      1998
                                                 ----------  --------  --------
   Balance at January 1........................  $  930,703  $710,961  $565,769
   Capitalized during the year.................     223,651   216,913   182,943
                                                 ----------  --------  --------
      Total....................................   1,154,354   927,874   748,712
   Amortization allocated to:
     Net realized investment gains.............         395      (616)   (5,282)
     Unrealized investment gains (losses)......     (23,770)   33,276      (595)
     Other Expenses............................    (110,149)  (29,831)  (31,874)
                                                 ----------  --------  --------
      Total amortization.......................    (133,524)    2,829   (37,751)
   Balance at December 31......................  $1,020,830  $930,703  $710,961
                                                 ==========  ========  ========

  Amortization of deferred policy acquisition costs is allocated to (1) realized investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been realized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

  Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

 ACQUISITIONS

  The Company acquired certain assets and assumed certain liabilities of NL Holding Corporation effective April 30, 1998. The acquisition was accounted for under the purchase method of accounting and is included in the financial statements as of the effective date of the transition. The cost of the acquisition was $35,082, which represents an initial cash settlement and payment of direct acquisition costs of $27,873, as well as, accrued contingent payment arrangements of $7,209 anticipated to be paid to the sellers over a three year period ending December 31, 2000. Goodwill of $23,498 was recorded, to be amortized on a straight-line basis over a ten year period.

  The 1998 and 1997 pro forma, unaudited financial data shown as follows presents the effect of the acquisition as if it had occurred at the beginning of the respective reporting periods. The pro forma financial data does not necessarily reflect the results of operations that would have been obtained had the acquisition occurred on the assumed date, nor is the financial data necessarily indicative of the results of the combined entities that may be achieved for any future period.

 PRO FORMA IMPACT OF ACQUISITION

                                                                  YEARS ENDED
                                                                 DECEMBER 31,
                                                               -----------------
                                                                 1998     1997
                                                               -------- --------
   Revenue.................................................... $557,229 $381,691
                                                               ======== ========
   Net Income................................................. $ 10,311 $ 25,049
                                                               ======== ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

 OTHER INTANGIBLE ASSETS

  The excess of cost over the fair value of net assets acquired, which represents goodwill, and the value of business acquired are included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

  EXCESS OF PURCHASE PRICE OVER FAIR VALUE OF NET ASSETS ACQUIRED

                                                      YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                      2000     1999     1998
                                                     -------  -------  -------
   Net Balance, January 1........................... $19,581  $21,931  $     0
     Acquisitions...................................       0        0   23,498
     Amortization...................................  (2,350)  (2,350)  (1,567)
                                                     -------  -------  -------
   Net Balance, December 31......................... $17,231  $19,581  $21,931
                                                     =======  =======  =======
   December 31
     Accumulated Amortization....................... $(6,267) $(3,917) $(1,567)
                                                     =======  =======  =======

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 4% to 4.5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 4% to 7%.

  Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liabilities range from 4% to 6.5%. Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 3.8% to 7.5%, less expense and mortality charges and withdrawals.

  The liability for unpaid claims represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

 RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated life of the policies.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Premiums related to non-medical health contracts are recognized as income when due.

  Premiums related to variable life and universal life contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality recognized ratably over the policy period, policy administration charges recognized as services are provided and surrender charges recognized as earned. Amounts that are charged to operations include interest credited to policyholders and benefit claims incurred in excess of related policyholder account balances.

  Premiums related to investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for contract administration charges recognized ratably over the policy period. Amounts that are charged to operations include interest credited to policyholders.

 DIVIDENDS TO POLICYHOLDERS

  Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 PARTICIPATING BUSINESS

  Participating business represented approximately 3.29% and 3.49% of the Company's life insurance in force, and 8.68% and 8.30% of the number of life insurance policies in force at December 31, 2000 and 1999, respectively. Participating policies represented approximately 54.96%, 56.77% and 95.78% of gross life insurance premiums, for the years ended December 31, 2000, 1999 and 1998, respectively.

 INCOME TAXES

  NELICO and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the Internal Revenue Code. Non-Includable subsidiaries file either separate or separate consolidated tax returns. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

 REINSURANCE

  The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

 SEPARATE ACCOUNTS

  Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contract holders and, accordingly, are not reflected in the Company's financial

                      NEW ENGLAND LIFE INSURANCE COMPANY
statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues. See Note 14.

 APPLICATION OF ACCOUNTING PRONOUNCEMENTS

  Effective January 1, 1999, the Company adopted Statement of Position ("SOP") 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. Adoption of SOP 98-5 did not have a material effect on the Company's consolidated financial statements.

  Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 resulted in the capitalization of $6 million of software costs, which would have otherwise been expensed in 1999.

  Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

  Statement of Financial Accounting Standards ("SFAS No. 133"), Accounting for Derivative Instruments and Hedging Activities, is effective for all fiscal years beginning after June 15, 2000. SFAS 133, as amended, establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. Under SFAS 133, certain contracts that were not formerly considered derivatives may now meet the definition of a derivative. The Company will adopt SFAS effective January 1, 2001. Management does not expect the adoption of SFAS 133 to have a significant impact on the financial position, results of operations, or cash flows of the Company.

  In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company was required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

  In July 2000, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF No. 99-20"). This pronouncement requires investors in certain asset backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company currently is in the process of quantifying the impact of EITF No. 99-20, the provisions of the consensus are not expected to have a material impact on the Company's consolidated financial statements.

  In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures

                      NEW ENGLAND LIFE INSURANCE COMPANY
about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. The Company is in the process of quantifying the impact, if any, of the provisions of SFAS 140 effective for future periods.

  Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in applying generally accepted accounting principles to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

2. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

  The components of net investment income are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                      2000     1999     1998
                                                     -------  -------  -------
   Fixed maturities................................. $48,559  $54,490  $53,467
   Equity securities................................   2,122   13,896   (9,118)
   Real estate......................................      85      831    4,149
   Policy Loans.....................................  11,939    9,157    6,855
   Cash, cash equivalents and short-term
    Investments.....................................     412    3,494      861
   Other investment income..........................   4,993   (7,529)      76
                                                     -------  -------  -------
   Gross investment income..........................  68,110   74,339   56,290
   Investment expenses..............................  (4,850)  (5,841)  (7,213)
                                                     -------  -------  -------
   Net investment income............................ $63,260  $68,498  $49,077
                                                     =======  =======  =======

  Realized investment gains (losses), net, including changes in valuation allowances, are summarized as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                        2000     1999   1998
                                                      --------  ------ -------
   Fixed maturities.................................. $   (373) $  850 $10,899
   Equity securities.................................  (27,564)   --     --
   Other invested assets.............................     (796)  2,688      (7)
                                                      --------  ------ -------
     Subtotal........................................  (28,733)  3,538  10,892
   Less: Amounts allocable to amortization of
    deferred policy acquisition costs................     (395)    616   5,282
                                                      --------  ------ -------
   Investment gains (losses), net.................... $(28,338) $2,922 $ 5,610
                                                      ========  ====== =======

  Realized investment gains (losses) have been reduced by (1) deferred policy acquisition amortization to the extent that such amortization results from realized investment gains and losses, (2) additions to future policy benefits resulting from the need to establish additional liabilities due to the recognition of investment gains, and (3) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholders' accounts. This presentation may not be comparable to presentations made by other insurers.

                       NEW ENGLAND LIFE INSURANCE COMPANY

  The changes in unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2000      1999     1998
                                                   --------  --------  -------
   Balance at January 1..........................  $(10,998) $ 17,439  $17,347
     Change in unrealized investment gains
      (losses)...................................     5,812   (73,813)     391
     Change in unrealized investment gains
      (losses)...................................
      Attributable to:
      Deferred policy acquisition costs..........   (10,575)   33,276     (595)
      Deferred income tax (expense) benefit......     7,203    12,100      296
                                                   --------  --------  -------
   Balance at December 31........................  $ (8,558) $(10,998) $17,439
                                                   ========  ========  =======

  The components of unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                      2000      1999     1998
                                                     -------  --------  -------
   Balance, end of year, comprised of:
     Unrealized investment gains (losses) on:
      Fixed maturities.............................  $(5,060) $(35,205) $40,928
      Equity securities............................   (1,330)    3,511    1,191
      Other........................................      (19)    --       --
                                                     -------  --------  -------
                                                      (6,409)  (31,694)  42,119
   Amounts of unrealized investment gains (losses)
     Attributable to:
      Deferred policy acquisition costs............   (6,292)   17,478  (15,798)
      Deferred income tax (expense) benefit........    4,143     3,218   (8,882)
                                                     -------  --------  -------
   Balance, end of year............................  $(8,558) $(10,998) $17,439
                                                     =======  ========  =======

3. INVESTMENTS

 FIXED MATURITIES AND EQUITY SECURITIES

  The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed maturities and equity securities, by category, are shown below.

 AVAILABLE FOR SALE SECURITIES

                                                             GROSS
                                                          UNREALIZED   ESTIMATED
                                               AMORTIZED -------------   FAIR
                                                 COST     GAIN   LOSS    VALUE
                                               --------- ------ ------ ---------
   DECEMBER 31, 2000
   Fixed Maturities:
     U.S. Treasury Securities and obligations
      of U.S. Government corporations and
      agencies...............................  $ 28,290  $   90 $  327 $ 28,053
     Foreign governments.....................    25,799     204    617   25,386
     Corporate...............................   170,856   2,428  6,214  167,070
     Mortgage-backed securities..............    25,481     458  1,082   24,857
                                               --------  ------ ------ --------
   Total Fixed Maturities....................  $250,426  $3,180 $8,240 $245,366
                                               ========  ====== ====== ========
   Equity Securities:
     Common Stocks...........................    25,528   2,120  3,450   24,198
                                               --------  ------ ------ --------
   Total Equity Securities...................  $ 25,528  $2,120 $3,450 $ 24,198
                                               ========  ====== ====== ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

  AVAILABLE FOR SALE SECURITIES

                                                          GROSS
                                                        UNREALIZED
                                            AMORTIZED -------------- ESTIMATED
                                              COST     GAIN   LOSS   FAIR VALUE
                                            --------- ------ ------- ----------
   DECEMBER 31, 1999
   Fixed Maturities:
     U.S. Treasury Securities and
      obligations of U.S. Government
      corporations and agencies............ $ 33,909  $   20 $   439  $ 33,490
     Foreign governments...................   20,748     201     581    20,368
     Corporate.............................  670,602   5,074  40,237   635,439
     Mortgage-backed securities............   44,470     934     203    45,201
     Other.................................    1,199    --     --        1,199
                                            --------  ------ -------  --------
   Total Fixed Maturities.................. $770,928  $6,229 $41,460  $735,697
                                            ========  ====== =======  ========
   Equity Securities:
     Common Stocks.........................   19,174   4,191     680    22,685
                                            --------  ------ -------  --------
   Total Equity Securities................. $ 19,174  $4,191 $   680  $ 22,685
                                            ========  ====== =======  ========

  The amortized cost and estimated fair value of fixed maturities classified as available for sale, by contractual maturity, at December 31, 2000 are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
   Due in one year or less................................  $ 19,555   $ 19,454
   Due after one year through five years..................    93,551     91,606
   Due after five years through ten years.................    88,953     87,075
   Due after ten years....................................    22,886     22,374
                                                            --------   --------
      Subtotal............................................  $224,945   $220,509
   Mortgage-backed securities.............................    25,481     24,857
                                                            --------   --------
   Total..................................................  $250,426   $245,366
                                                            ========   ========

  Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  Sales of fixed maturities and equity securities are as follows:

                                                         2000    1999     1998
                                                       -------- ------- --------
   Fixed Maturities
     Proceeds......................................... $117,466 $64,925 $120,416
     Gross realized gains............................. $    476 $ 1,897 $ 10,901
     Gross realized losses............................ $    849 $ 1,047 $      2
   Equity Securities
     Proceeds......................................... $  1,762 $ 2,491 $ 39,333
     Gross realized gains............................. $    190 $   --  $    --
     Gross realized losses............................ $    183 $   --  $    --

  Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

 STATUTORY DEPOSITS

  The Company had assets on deposit with regulatory agencies of $6,245 and $6,245 at December 31, 2000 and 1999, respectively.

                      NEW ENGLAND LIFE INSURANCE COMPANY

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

  The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

  Effective July 1, 1999, the Company reinsured the general account liability for certain group pension variable contracts assumed from Sun Life Assurance Company of Canada (U.S.). The initial liability assumed included in Policyholder Account Balances was $44,431 at December 31, 1999, and was $25,902 at December 31, 2000.

  The effect of reinsurance on premiums earned is as follows:

                                                    2000       1999      1998
                                                  ---------  --------  --------
   Direct premiums............................... $ 220,856  $163,159  $110,768
   Reinsurance assumed...........................    11,670    57,479    58,329
   Reinsurance ceded.............................  (107,307)  (97,000)  (68,408)
                                                  ---------  --------  --------
   Net premiums earned........................... $ 125,219  $123,638  $100,689
                                                  =========  ========  ========

  Reinsurance recoverables, included in other receivables, were $80,195 and $83,091 at December 31, 2000 and 1999, respectively.

  Reinsurance and ceded commissions payables, included in other liabilities, were $0 and $23,400 at December 31, 2000 and 1999, respectively.

  The following provides an analysis of the activity in the liability for benefits relating to group accident and nonmedical health policies and contracts:

                                                        YEARS ENDED DECEMBER 31,
                                                        -----------------------
                                                          2000    1999    1998
                                                         ------  ------  ------
   Balance at January 1................................. $3,932  $1,953  $  809
     Less: Reinsurance recoverables.....................  3,147   1,565     647
                                                         ------  ------  ------
   Net balance at January 1.............................    785     388     162
                                                         ------  ------  ------
   Incurred related to:
     Current year.......................................    541     472     303
     Prior years........................................   (367)    (33)    (57)
                                                         ------  ------  ------
                                                            174     439     246
                                                         ------  ------  ------
   Paid related to:
     Current year.......................................     28      23       2
     Prior years........................................     73      19      18
                                                         ------  ------  ------
                                                            101      42      20
                                                         ------  ------  ------
   Balance at December 31...............................    857     785     388
     Add: Reinsurance recoverables......................  3,444   3,147   1,565
                                                         ------  ------  ------
   Balance at December 31............................... $4,301  $3,932  $1,953
                                                         ======  ======  ======

                      NEW ENGLAND LIFE INSURANCE COMPANY

5. INCOME TAXES

  The provision for income tax expense (benefit) in the consolidated statements of income is shown below:

                                                       CURRENT DEFERRED   TOTAL
                                                       ------- --------  -------
   2000
   Federal............................................ $36,449 $(12,302) $24,147
   State and Local....................................   --         985      985
                                                       ------- --------  -------
   Total.............................................. $36,449 $(11,317) $25,132
                                                       ======= ========  =======
   1999
   Federal............................................ $20,910 $  8,134  $29,044
   State and Local....................................   --         300      300
                                                       ------- --------  -------
   Total.............................................. $20,910 $  8,434  $29,344
                                                       ======= ========  =======
   1998
   Federal............................................ $13,734 $   (788) $12,946
   State and Local....................................   --         100      100
                                                       ------- --------  -------
   Total.............................................. $13,734 $   (688) $13,046
                                                       ======= ========  =======

  Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2000     1999    1998
                                                      -------  ------- -------
   Income before taxes............................... $37,063  $75,068 $24,483
   Income tax rate...................................     35%      35%     35%
                                                      -------  ------- -------
   Expected income tax expense at federal statutory
    income tax rate..................................  12,972   26,274   8,569
   Tax effect of:
     Tax exempt investment income....................     (16)   --       (100)
     State and local income taxes....................     985      300     100
     Tax credits.....................................   --       --       (100)
     Sale of Subsidiaries............................   9,595    --      --
     Prior year taxes................................       8      684   --
     Other, net......................................   1,588    2,086   4,577
                                                      -------  ------- -------
   Income Tax Expense................................ $25,132  $29,344 $13,046
                                                      =======  ======= =======

  Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                               2000      1999
                                                             --------  --------
   Deferred tax assets:
     Policyholder liabilities...............................  282,720   233,504
     Tax Loss Carry-forwards................................    9,595
     Unrealized investment losses, net......................    4,143     3,218
     Other, net.............................................   11,265    15,035
                                                             --------  --------
   Total gross assets.......................................  307,723   251,757
                                                             --------  --------
   Less: Valuation Allowance................................    9,595     --
                                                             --------  --------
   Assets, Net of Valuation Allowance.......................  298,128   251,757
                                                             --------  --------
   Deferred tax liabilities:
     Investments............................................   (2,489)     (216)
     Deferred policy acquisition costs...................... (298,465) (267,249)
     Other, net.............................................  (17,172)  (22,961)
                                                             --------  --------
   Total gross liabilities.................................. (318,126) (290,426)
                                                             --------  --------
   Net deferred tax liability...............................  (19,998)  (38,669)
                                                             ========  ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

6. EMPLOYEE BENEFIT PLANS

  Effective January 1, 2001, the Company's employees became employees of Metropolitan Life Insurance Company and in connection with this transition the New England Life Insurance Company Retirement Plan and Trust ("NEF Retirement Plan") merged into the Metropolitan Life Retirement Plan for United States Employees ("Retirement Plan") and the New England 401K Plan and Trust ("NEF 401k Plan") merged into the Savings and Investment Plan for Employees of Metropolitan Life and Participating Affiliates ("SIP"). Retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes.

                                                    DECEMBER 31,
                                         --------------------------------------
                                         PENSION BENEFITS     OTHER BENEFITS
                                         ------------------  ------------------
                                           2000      1999      2000      1999
                                         --------  --------  --------  --------
CHANGE IN PROJECTED BENEFIT OBLIGATION
Projected benefit obligation at
 beginning of year.....................  $254,789  $252,487  $ 46,622  $ 48,987
Service cost...........................     6,969     8,172       774       973
Interest cost..........................    19,946    18,488     3,249     3,351
Actuarial gain.........................    12,541   (15,914)   (1,911)   (3,214)
Divestitures...........................     --        --        --        --
Curtailments...........................     --        --        --        --
Terminations...........................     --        --        --        --
Change in benefits.....................     --        --        --        --
Benefits paid..........................    (8,445)   (8,444)   (3,382)   (3,475)
                                         --------  --------  --------  --------
Projected benefit obligation at end of
 year..................................  $285,800  $254,789  $ 45,352  $ 46,622
                                         --------  --------  --------  --------
CHANGE IN PLAN ASSETS
Contract value of plan assets at
 beginning of year.....................  $210,223  $184,803  $     --  $     --
Actual return on plan assets...........     6,676    25,300     --        --
Employer contribution..................     4,908     7,620     --        --
Benefits paid..........................    (8,445)   (7,500)    --        --
                                         --------  --------  --------  --------
Contract value of plan assets at end of
 year..................................  $213,362  $210,223  $     --  $     --
                                         --------  --------  --------  --------
Under funded...........................  $(72,438) $(44,566) $(45,352) $(46,622)
Unrecognized net asset at transition...     --         (503)    --        --
Unrecognized net actuarial gains
 (losses)..............................    31,474     7,681   (20,769)  (20,068)
Unrecognized prior service cost........    15,029    15,942        (7)       (8)
                                         --------  --------  --------  --------
Accrued benefit cost...................  $(25,935) $(21,446) $(66,128) $(66,698)
                                         ========  ========  ========  ========
Qualified plan prepaid (accrued)
 pension cost..........................  $ (3,219) $ (2,675) $     --  $     --
Non-qualified plan prepaid (accrued)
 pension cost..........................   (22,716)  (18,771)    --        --
                                         --------  --------  --------  --------
Accrued benefit cost...................  $(25,935) $(21,446) $     --  $     --
                                         ========  ========  ========  ========

  The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                NON-QUALIFIED
                           QUALIFIED PLAN           PLAN                TOTAL
                          ------------------  ------------------  ------------------
                            2000      1999      2000      1999      2000      1999
                          --------  --------  --------  --------  --------  --------
Aggregate projected
 benefit obligation.....  $245,000  $224,653  $ 40,800  $ 30,136  $285,800  $254,789
Aggregate contract value
 of plan assets
 (principally Company
 contracts).............   213,362   210,223     --        --      213,362   210,223
                          --------  --------  --------  --------  --------  --------
Over/(Under) funded.....  $(31,638) $(14,430) $(40,800) $(30,136) $(72,438) $(44,566)
                          ========  ========  ========  ========  ========  ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

  The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                                       OTHER
                                                  PENSION BENEFITS   BENEFITS
                                                  ----------------- -----------
                                                    2000     1999   2000  1999
                                                  -------- -------- ----- -----
    WEIGHTED AVERAGE ASSUMPTIONS AS OF DECEMBER
     31,
    Discount rate..............................      7.75%    7.00% 7.50% 7.75%
    Expected return on plan assets.............      9.00%    8.50%  --    --
    Rate of compensation increase..............      5.50%    5.50%  --    --

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 6.6% in 2000, gradually decreasing to 5.00% over five years and generally 7.00% in 1999, gradually decreasing to 5.00% over five years.

  Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                 ONE % INCREASE ONE % DECREASE
                                                 -------------- --------------
   Effect on total of service and interest cost
    components..................................     67,383         (85,414)
   Effect on accumulated postretirement benefit
    obligation..................................    806,000        (993,000)

  The components of periodic benefit costs were as follows:

                                 PENSION BENEFITS            OTHER BENEFITS
                            ----------------------------  -----------------------
                              2000      1999      1998     2000     1999    1998
                            --------  --------  --------  -------  ------  ------
   Service cost............ $  6,969  $  8,172  $  6,927  $   774  $  973  $  942
   Interest cost...........   19,946    18,488    15,878    3,249   3,351   3,267
   Expected return on plan
    assets.................  (18,593)  (15,698)  (12,866)   --       --      --
   Net amortization and
    deferrals..............    1,074     1,322       669   (1,211)   (934)    167
                            --------  --------  --------  -------  ------  ------
   Net periodic benefit
    cost................... $  9,396  $ 12,284  $ 10,608  $ 2,812  $3,390  $4,376
                            ========  ========  ========  =======  ======  ======

 SAVINGS AND INVESTMENT PLANS

  The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2,130, $2,187 and $2,252 for the years ended December 31, 2000, 1999 and 1998, respectively.

7. LEASES

  In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenue. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sub-rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                  RENTAL SUB-RENTAL GROSS RENTAL
                                                  INCOME   INCOME     EXPENSE
                                                  ------ ---------- ------------
     2001........................................  $ 72     $--        $  373
     2002........................................    75      --           373
     2003........................................    64      --           373
     2004........................................   --       --          --
     2005........................................   --       --          --
     Thereafter..................................   --       --          --
                                                   ----     ---        ------
     Total.......................................  $211     $--        $1,119
                                                   ====     ===        ======

                      NEW ENGLAND LIFE INSURANCE COMPANY

  MetLife, Inc. will be assuming payments for sub-rental income and gross rental expense for office space, data processing and other equipment beginning in 2001 on the home office property owned by MetLife, Inc. The gross rental expense paid by the Company in 2000 was $12,223.

8. DEBT

  In 1995, the Company borrowed $25,000 from a bank, bearing interest, payable monthly, at a variable rate equal to the greater of the bank's base rate or money market rates plus 0.6% per annum. The loan was collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment was structured in a manner to result in repayment over a term of five years or less. The Company repaid the entire outstanding balance of the loan in January 1999. Repayments of principal and interest of $13,310 and $8,612 were made during 1999 and 1998, respectively. The interest rate applied was 6.4% and 6.4% at January 31, 1999 and December 31, 1998 respectively.

9. COMMITMENTS AND CONTINGENCIES

  Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of approximately, $218 and $197 and $204 in 2000, 1999, and 1998, respectively, of which $206 and $197 and $203 were to be credited against premium taxes.

  Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  In some of the matters referred to above, large and/or indeterminate amounts, including punitive damages and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular annual periods.

                      NEW ENGLAND LIFE INSURANCE COMPANY

10. OTHER EXPENSES

  Other operating costs and expenses consisted of the following:

                               YEARS ENDED DECEMBER 31,
                             -------------------------------
                               2000       1999       1998
                             ---------  ---------  ---------
   Compensation............  $  92,430  $  96,887  $  86,822
   Commissions.............    245,942    205,463    166,218
   Interest and debt
    expense................      5,527      5,493      9,374
   Amortization of policy
    acquisition costs......    110,149     29,831     31,874
   Capitalization of policy
    acquisition costs......   (223,651)  (216,913)  (182,943)
   Rent expense, net of
    sub-lease income.......     48,280      5,550      4,252
   Insurance taxes,
    licenses, and fees.....     27,236     21,253     21,802
   Other...................    229,961    234,317    179,260
                             ---------  ---------  ---------
   Total...................  $ 535,874  $ 381,881  $ 316,659
                             =========  =========  =========

11. FAIR VALUE INFORMATION

  The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

  Amounts related to the Company's financial instruments are as follows:

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 2000:
   Assets
     Fixed maturities....................................... $245,366  $245,366
     Equity securities......................................   24,198    24,198
     Policy loans...........................................  233,816   233,816
     Short-term investments.................................    9,554     9,554
     Cash and cash equivalents..............................   44,584    44,584
   Liabilities
     Policyholder account balances..........................  101,252    99,158

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1999:
   Assets
     Fixed maturities....................................... $735,697  $735,697
     Equity securities......................................   22,685    22,685
     Policy loans...........................................  181,995   181,995
     Short-term investments.................................   62,619    62,619
     Cash and cash equivalents..............................   84,371    84,371
   Liabilities
     Policyholder account balances..........................   84,037    82,765
     Other policyholder funds...............................      525       525
     Short and long-term debt...............................   75,053    75,053

  The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

                      NEW ENGLAND LIFE INSURANCE COMPANY

 FIXED MATURITIES AND EQUITY SECURITIES

  The fair value of fixed maturities and equity securities that are publicly traded are based upon quotations obtained from an independent market pricing service or published by applicable stock exchanges. For securities for which the market values were not readily available, fair values were estimated by management, based primarily on interest rates, maturity, credit quality and average life.

 POLICY LOANS

  Policy loans are stated at unpaid principal balances, which approximates fair value.

 CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

  The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

 POLICYHOLDER ACCOUNT BALANCES

  The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

 SHORT-TERM AND LONG-TERM DEBT

  Short-term and long-term debt are stated at unpaid principal balances, which approximates fair value.

12. STATUTORY FINANCIAL INFORMATION

  The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by the Massachusetts Department of Insurance with such amounts determined in conformity with accounting principles generally accepted in the United States of America were as follows:

                                                  YEARS ENDED DECEMBER 31,
                                               --------------------------------
                                                  2000       1999       1998
                                               ----------  ---------  ---------
   Statutory surplus.........................  $  353,101  $ 399,864  $ 456,525
   Adjustments to GAAP for:
     Future policy benefits and policyholders
      account balances.......................    (548,323)  (435,980)  (336,821)
     Deferred policy acquisition costs.......   1,020,830    930,703    710,961
     Deferred federal income taxes...........      19,998    (38,669)   (42,334)
     Valuation of investments................      (5,100)   (46,890)    53,514
     Statutory asset valuation reserves......      16,393     13,514     10,636
     Statutory interest maintenance reserve..         266        462        816
     Surplus notes...........................      --        (75,053)   (69,560)
     Receivables from reinsurance
      transactions...........................      --          5,049     26,004
     Other, net..............................      39,966    100,303     35,330
                                               ----------  ---------  ---------
   GAAP equity...............................  $  857,135  $ 853,303  $ 845,071
                                               ==========  =========  =========
   Statutory net income (loss)...............  $  (11,085) $ (40,928) $ (28,043)
   Adjustments to GAAP for:
     Future policy benefits and policyholder
      account balances.......................    (311,223)  (295,868)  (196,754)
     Deferred policy acquisition costs.......     177,366    186,497    135,788
     Deferred federal income taxes...........      11,317     (8,434)       688
     Valuation of investments................     (60,529)    13,681    (13,490)
     Statutory interest maintenance reserve..        (196)      (354)       245
     Other, net..............................     206,281    191,130    113,003
                                               ----------  ---------  ---------
   GAAP net income...........................  $   11,931  $  45,724  $  11,437
                                               ==========  =========  =========

                      NEW ENGLAND LIFE INSURANCE COMPANY

13. RELATED PARTY TRANSACTIONS

  MetLife and the Company have entered into an Administrative Services Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger, and those policies and contracts defined in the Administrative Services Agreement as Transition Policies which were sold by the Company's field force post-merger.

  The Company charged MetLife $164,293, $160,792 and $193,641 including accruals for administrative services on NEMLICO administered contracts for 2000, 1999, and 1998, respectively. In addition, $60,697, $9,442 and $14,123 for 2000, 1999 and 1998, respectively, was paid or payable by MetLife to the Company for varied and miscellaneous other services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

  On December 30, 1998 the Company sold to MetLife Credit Corporation shares of preferred stock for $200,000. The Company paid $10,539 and 9,055 of dividends on the preferred stock in 2000 and 1999, respectively.

  On April 30, 1998 the Company acquired all the outstanding stock of N.L. Holding Corporation and its subsidiaries, and concurrently contributed such stock to the Company's downstream holding company, New England Life Holding Inc. In conjunction with the acquisition, the Company entered into employment agreements with key individuals of N.L. Holding Corporation. The Company paid $0, $2,730 and $6,166 in 2000, 1999 and 1998, respectively under these agreements.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 2000 were $11,604 and $568, respectively. Included in accrued income at December 31, 2000, were amounts receivable for sales-based commissions from NEF and SSR totaling $108 and $3, respectively. In 2000, NES earned asset-based income of $10,213 and $263 on average assets of approximately $3,500,000 and $110,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1999 were amounts receivable for asset-based commissions from NEF and SSR totaling $321 and $9, respectively.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1999 were $12,736 and $751, respectively. Included in accrued income at December 31, 1999, were amounts receivable for sales-based commissions from NEF and SSR totaling $312 and $4, respectively. In 1999, NES earned asset-based income of $11,184 and $183 on average assets of approximately $4,500,000 and $101,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 2000 were amounts receivable for asset-based commissions from NEF and SSR totaling $307 and $0, respectively.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1998 were $15,204 and $1,159, respectively. Included in accrued income at December 31, 1998, were amounts receivable for sales-based commissions from NEF and SSR totaling $385 and $14, respectively. In 1998, NES earned asset-based income of $9,193 and $139 on average assets of approximately $4,300,000 and $77,000 under management with NEF and SSR, respectively.

  Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

14. SEPARATE ACCOUNTS

  Separate accounts reflect non-guaranteed separate accounts totaling $5,651,320 and $4,840,029 at December 31, 2000 and 1999, respectively, wherein the policyholder assumes the investment risk.

  Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees totaling $46,016, $36,934 and $30,714 in 2000, 1999 and 1998,
respectively.

15. CODIFICATION

  In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification"). Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Commonwealth of Massachusetts Division of Insurance (the "Division") requires adoption of Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company believes that the adoption of Codification by the NAIC and Codification as modified by the Division, as currently interpreted, will not adversely affect statutory capital and surplus as of January 1, 2001.

16. BUSINESS SEGMENT INFORMATION

  The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments: Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because they either provide different products and services, require different strategies, or have different technology requirements.

  Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, medical, and disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

  Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 2000, 1999 and 1998. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

  Allocation of net investment income and investment gains (losses), net were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 2000
                          --------------------------------------------------------------------
                                                                        CORPORATE
                          INDIVIDUAL  INDIVIDUAL   GROUP      GROUP        AND
                             LIFE      ANNUITY    PENSION   LIFE, A&H  SUBSIDIARIES   TOTAL
                          ----------  ----------  --------  ---------  ------------ ----------
REVENUES
Premiums................  $   69,639  $    --     $     18  $ 35,696     $ 19,866   $  125,219
Universal Life and
 Investment-Type Product
 Policy Fees............     200,315      25,027     6,552     --           --         231,895
Net Investment Income...     (13,001)     (1,214)    1,636       (97)      75,935       63,260
Investment Gains
 (Losses), Net..........      35,203       1,789    (2,488)      143      (62,984)     (28,338)
Commissions, Fees and
 Other Revenues.........      27,348      10,303     7,369    45,843      277,262      368,126
                          ----------  ----------  --------  --------     --------   ----------
Total Revenues..........     319,504      35,906    13,087    81,585      310,079      760,162
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      82,818       5,212        30    31,366       30,418      149,845
Interest Credited to
 Policyholder Account
 Balances...............      13,034       2,405     3,054     --           1,040       19,534
Policyholder Dividends..       2,760      --         --          (33)      15,119       17,846
Other Operating Costs
 and Expenses...........     159,955      32,805     8,080    50,837      284,197      535,874
                          ----------  ----------  --------  --------     --------   ----------
Total Benefits and Other
 Deductions.............     258,567      40,423    11,165    82,170      330,775      723,099
Income from Operations
 Before Income Taxes....      60,938      (4,517)    1,923      (585)     (20,696)      37,063
Income Taxes............       8,938      (2,207)    1,615      (189)      16,975       25,132
                          ----------  ----------  --------  --------     --------   ----------
Net Income..............      52,000      (2,310)      308      (396)     (37,671)      11,931
                          ==========  ==========  ========  ========     ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......     914,797      82,663    10,984    12,385        --       1,020,830
Separate Account Assets.   2,879,330   1,703,628   726,411   341,951        --       5,651,320
LIABILITIES
Policyholder
 Liabilities............     676,503      69,673    38,248    57,556       11,132      853,112
Separate Account
 Liabilities............   2,879,330   1,703,628   726,411   341,951        --       5,651,320

                       NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 1999
                          --------------------------------------------------------------------
                                                                        CORPORATE
                          INDIVIDUAL  INDIVIDUAL   GROUP      GROUP        AND
                             LIFE      ANNUITY    PENSION   LIFE, A&H  SUBSIDIARIES   TOTAL
                          ----------  ----------  --------  ---------  ------------ ----------
REVENUES
Premiums................  $   63,358  $    --     $     15  $ 28,652     $ 31,613   $  123,638
Universal Life and
 Investment-Type Product
 Policy Fees............     199,701      16,771     4,369     --           --         220,841
Net Investment Income...     (31,181)       (108)      (13)      167       99,633       68,498
Investment Gains
 (Losses), Net..........         402           1     --           (1)       2,520        2,922
Commissions, Fees and
 Other Revenues.........      25,376       6,708     3,005    34,610      196,192      265,891
                          ----------  ----------  --------  --------     --------   ----------
Total Revenues..........     257,656      23,372     7,376    63,428      329,958      681,790
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...     124,727       4,624       113    23,814       40,015      193,293
Interest Credited to
 Policyholder Account
 Balances...............       8,811       1,623     1,220        30         (963)      10,721
Policyholder Dividends..       1,739      --         --          (32)      19,120       20,827
Other Operating Costs
 and Expenses...........     128,466      21,826     6,196    36,326      189,067      381,881
                          ----------  ----------  --------  --------     --------   ----------
Total Benefits and Other
 Deductions.............     263,743      28,073     7,529    60,138      247,239      606,722
Income from Operations
 Before Income Taxes....      (6,087)     (4,701)     (153)    3,290       82,719       75,068
Income Taxes............       1,357      (1,563)      (26)    1,244       28,332       29,344
                          ----------  ----------  --------  --------     --------   ----------
Net Income..............  $   (7,444) $   (3,138) $   (127) $  2,046     $ 54,387   $   45,724
                          ==========  ==========  ========  ========     ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......  $  771,879  $   63,123  $ 10,499  $  8,539     $ 76,663   $  930,703
Separate Account Assets.   2,704,767   1,398,993   517,920   218,349        --       4,840,029
LIABILITIES
Policyholder
 Liabilities............     535,662      43,674    45,407    43,936      517,949    1,186,628
Separate Account
 Liabilities............   2,704,767   1,398,993   517,920   218,349        --       4,840,029

                      NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 1998
                          ------------------------------------------------------------------
                                                            GROUP     CORPORATE
                          INDIVIDUAL  INDIVIDUAL  GROUP     LIFE,        AND
                             LIFE      ANNUITY   PENSION     A&H     SUBSIDIARIES   TOTAL
                          ----------  ---------- --------  --------  ------------ ----------
REVENUES
Premiums................  $   48,733   $     31  $    417  $ 21,394    $ 30,114   $  100,689
Universal Life and
 Investment-Type Product
 Policy Fees............     161,936      9,332     2,788      (290)      --         173,766
Net Investment Income...     (22,496)    (1,752)     (405)      651      73,079       49,077
Investment Gains
 (Losses), Net..........        (182)        (7)       (4)       17       5,786        5,610
Commissions, Fees and
 Other Revenues.........       9,408      6,042     1,118    20,430     155,413      192,411
                          ----------   --------  --------  --------    --------   ----------
Total Revenues..........     197,399     13,646     3,914    42,202     264,392      521,553
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      84,709      3,943       874    13,561      46,600      149,687
Interest Credited to
 Policyholder Account
 Balances...............       6,337      1,264        83     --             51        7,735
Policyholder Dividends..       1,135          4     --            3      21,847       22,989
Other Operating Costs
 and Expenses...........     103,284     14,324     3,617    15,731     179,703      316,659
                          ----------   --------  --------  --------    --------   ----------
Total Benefits and Other
 Deductions.............     195,465     19,535     4,574    29,295     248,201      497,070
Income from Operations
 Before Income Taxes....       1,934     (5,889)     (660)   12,907      16,191       24,483
Income Taxes............       9,968       (402)     (423)    3,986         (83)      13,046
                          ----------   --------  --------  --------    --------   ----------
Net Income..............  $   (8,034)  $ (5,487) $   (237) $  8,921    $ 16,274   $   11,437
                          ==========   ========  ========  ========    ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......  $  616,959   $ 42,524  $  2,359  $  2,511    $ 46,608   $  710,961
Separate Account Assets.   2,073,552    835,648   235,467   113,716       --       3,258,383
LIABILITIES
Policyholder
 Liabilities............     380,586     38,912       768    19,233     519,353      958,852
Separate Account
 Liabilities............   2,073,552    835,648   235,467   113,716       --       3,258,383

  Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.

                                     Part II

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

         Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 REPRESENTATIONS

         New England Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium adjustable variable life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

         This Registration Statement comprises the following papers and documents:

         The facing sheet.

         A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.


         The prospectuses and supplement consisting of 875 pages.


         The undertaking to file reports.

         The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

         Representations.

         The signatures.

         Written consents of the following persons:


                    Anne M. Goggin, Esq. (see Exhibit 3(iv) below)

                    James J. Reilly, Jr., F.S.A., M.A.A.A.
                    (see Exhibit 3(ii) below)
                    Sutherland Asbill & Brennan LLP (see Exhibit 6 below) Independent Auditor (see Exhibit 11 below)

         The following exhibits:

               1.A.(1) January 31, 1983 resolution of the Board of Directors of NEVLICO **
                   (2)          None

                   (3)  (a)     Distribution Agreement between NEVLICO and
                                NELESCO ***
                        (b)(i)  Form of Contract between NELICO and its General
                                Agents **

                           (ii) Form of contract between NELICO and its
                                Agents ***
                        (c)     Commission Schedule for Policies @@@@
                        (d)     Form of contract among NES, NELICO and other
                                broker dealers *
                   (4)          None
                   (5)  (a)     Specimen of Policy +
                        (b)     Additional Specimen of Policy @@@@

                        (c)     Riders and Endorsements +
                        (d)     Rider: Waiver of Monthly Deduction ++
                        (e)     Temporary Term Rider +++
                        (f)     Exclusion from Benefits Riders @
                        (g)     Endorsement- Unisex rates **
                        (h)     Extended Maturity Rider @@
                        (i) Additional Extended Maturity Endorsement, Level Term Rider and Change Endorsement @@@@

                   (6)  (a)     Amended and restated Articles of Organization of
                                NELICO ##
                        (b)     Amended and restated By-Laws of NELICO *
                        (c)     Amendments to Amended and restated Articles of
                                Organization ++++

                        (d)     Amended and restated By-Laws of NELICO %%%

                   (7)          None
                   (8)          None
                   (9)          None
                  (10)  (a)     Specimens of Application for Policy +
                        (b)     Additional Application for Policy +++
          2.                    See Exhibit 3(i)
          3.(i)                 Opinion and Consent of H. James Wilson,
                                Esquire #
            (ii)                Opinion and Consent of James J. Reilly, Jr.,
                                F.S.A., M.A.A.A.

           (iii)                Opinion and Consent of Anne M. Goggin, Esquire %
            (iv)                Consent of Anne M. Goggin, Esq.

          4.                    None
          5.                    Inapplicable
          6.                    Consent of Sutherland Asbill & Brennan LLP

          7.                    Powers of Attorney %%

          8.                    Notice of Withdrawal Right for Policies #
          9.                    Inapplicable
          10.                   Inapplicable
          11.                   Consent of Independent Auditors
          12.                   Schedule for computation of performance
                                quotations ***
          13. (i) Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)
                                (ii)and Rule 6e-3(T)(b)(12)(iii) ***

             (ii)               Second Addendum to Consolidated Memorandum +++++
          14. (i) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance
                                Company ***
             (ii) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company #
            (iii) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and New England Variable Life Insurance Company #

             (iv) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company %
             (v) Participation Agreement among New England Zenith Fund, New England Investment Management, Inc., New England Securities Corporation and New England Life Insurance Company %
                  (vi) Amendment No. 2 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Life Insurance Company %%
                 (vii) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and New England Life Insurance Company %%
                (viii) Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., New England Securities Corporation and New England Life Insurance Company (to be filed by amendment)
                  (ix) Participation Agreement among American Funds Insurance Series, Capital Research and Management Company, New England Securities Corporation and New England Life Insurance Company (to be filed by amendment)



# Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed June 22, 1995.

## Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

* Incorporated herein by reference to the Pre-effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed February 25, 1998.

*** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 24, 1998.

+ Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed April 24, 1998.

++ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed July 9, 1998.

+++ Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed January 20, 1999.

++++ Incorporated herein by reference to the Post-Effective Amendment No.4 to the Variable Account's Form S-6 Registration Statement, File No. 33-65263, filed February 24, 1999.

+++++ Incorporated herein by reference to the Post-Effective Amendment No.10 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 26, 1999.

@ Incorporated herein by reference to the Post-Effective Amendment No.6 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed April 27, 1999.

@@ Incorporated herein by reference to the Post-Effective Amendment No.7 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed February 29, 2000.

@@@ Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 26, 2000.

@@@@ Incorporated herein by reference to the Post-Effective Amendment No.9 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed August 18, 2000.

% Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed November 9, 2000.


%% Incorporated herein by reference to the Post-Effective Amendment No.2 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed February 26, 2001.

%%% Incorporated herein by reference to the Post-Effective Amendment No.4 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 25, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 25th day of April, 2001.


                                            New England Variable Life Separate
                                            Account
                                            (Registrant)


                                            By:  New England Life Insurance
                                                 Company
                                                 (Depositor)


                                            By:  /s/ Anne M. Goggin
                                                 ------------------------------
                                                  Anne M. Goggin
                                                  Senior Vice President and
                                                  General Counsel

Attest:


/s/ Michele H. Abate
------------------------------
  Michele H. Abate

         Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 25th day of April, 2001.


                                             New England Life Insurance Company

(Seal)

Attest: /s/ Michele H. Abate                 By:   /s/ Anne M. Goggin
        --------------------                     ----------------------
          Michele H. Abate                           Anne M. Goggin
                                                  Senior Vice President
                                                   And General Counsel


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 25, 2001.



          *                                     Chairman, President and Chief
--------------------------                            Executive Officer
James M. Benson

          *                                     Director
--------------------------
Susan C. Crampton

          *                                     Director
--------------------------
Edward A. Fox

          *                                     Director
--------------------------
George J. Goodman

          *                                     Director
--------------------------
Evelyn E. Handler

          *                                     Director
--------------------------
Philip K. Howard, Esq.

          *                                     Director
--------------------------
Bernard A. Leventhal

          *                                     Director
--------------------------
Thomas J. May

          *                                     Director
--------------------------
Stewart G. Nagler

          *                                     Director
--------------------------
Catherine A. Rein

          *                                      Executive Vice President,
--------------------------                      Chief Financial Officer and
David Y. Rogers                                  Chief Accounting Officer

          *                                     Director
--------------------------
Rand N. Stowell


          *                                      Director
--------------------------
Lisa M. Weber

                                                By:    /s/ Marie C. Swift
                                                     ----------------------
                                                      Marie C. Swift, Esq.
                                                        Attorney-in-fact


* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, on February 26, 2001.

                                  EXHIBIT LIST


                                                                 Sequentially
Exhibit Number                      Title                       Numbered Page*
--------------                      -----                       --------------
     3.  (ii)          Opinion and Consent of James J.
                       Reilly, Jr., F.S.A., M.A.A.A.
     3.  (iv)          Consent of Anne M. Goggin, Esq.

     6.                Consent of Sutherland Asbill &
                       Brennan LLP

     11.               Consent of the Independent Auditors





---------
*  Page numbers inserted on manually-signed copy only.